================================================================================


                             PARTICIPATION AGREEMENT

                            dated as of July 14, 2000

                                      among

                                  R.M.E. INC.,
                        as Lessee and Construction Agent

                         THE ROBERT MONDAVI CORPORATION,
                                  as Guarantor

                          LODI 2000 DISTRIBUTION TRUST,
                                 as Lessor Trust

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                     individually and as Owner Trustee under
                          LODI 2000 DISTRIBUTION TRUST,

                         HARRIS TRUST AND SAVINGS BANK,
               as Agent Certificate Holder and Certificate Holder,

                         HARRIS TRUST AND SAVINGS BANK,
                                   as Lender,

                              BANK OF AMERICA, N.A.
                        as Lender and Certificate Holder

                         HARRIS TRUST AND SAVINGS BANK,
                             as Administrative Agent


                                       and


                       BMO GLOBAL CAPITAL SOLUTIONS, INC.,
                                   as Arranger
                            -------------------------


================================================================================


                               TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE

Parties...........................................................................................................1

Recitals..........................................................................................................1

ARTICLE I                  DEFINITIONS; INTERPRETATION............................................................2


ARTICLE II                 DOCUMENTATION DATE.....................................................................2

       Section 2.1.        Documentation Date.....................................................................2

ARTICLE III                FUNDING OF ADVANCES....................................................................5

       Section 3.1.        Advances...............................................................................5
       Section 3.2.        Certificate Holders' Commitments.......................................................6
       Section 3.3.        Lenders' Commitments...................................................................6
       Section 3.4.        Procedures for Advances................................................................6
       Section 3.5.        Interest Rate; Yield Rate..............................................................7
       Section 3.6.        Interest Period Selection/Continuation/Conversion Elections............................7
       Section 3.7.        Voluntary Commitment Terminations......................................................8

ARTICLE IV                 YIELD; INTEREST; FEES..................................................................8

       Section 4.1.        Yield..................................................................................8
       Section 4.2.        Interest on Loans......................................................................9
       Section 4.3.        Prepayments............................................................................9
       Section 4.4.        Fees..................................................................................10
       Section 4.5.        Place and Manner of Payments..........................................................10
       Section 4.6.        Pro Rata Treatment....................................................................11
       Section 4.7.        Sharing of Payments...................................................................11
       Section 4.9.        Certain Rights of Lenders.............................................................12

ARTICLE V                  CERTAIN INTENTIONS OF THE PARTIES.....................................................12

       Section 5.1.        Nature of Transaction.................................................................12
       Section 5.2.        Amounts Due Under the Lease...........................................................13

ARTICLE VI                 CONDITIONS PRECEDENT:  ACQUISITION DATE; FUNDING DATES................................14

       Section 6.1.        Acquisition Date......................................................................14
       Section 6.2.        Funding Dates.........................................................................18
       Section 6.3.        Conditions to Completion Date.........................................................19

ARTICLE VII                DISTRIBUTIONS.........................................................................20

       Section 7.1.        Basic Rent............................................................................20



       Section 7.2.        Purchase Payments by the Lessees......................................................20
       Section 7.3.        Payment of Maximum Recourse Amounts...................................................21
       Section 7.4.        Sales Proceeds of Remarketing of the Property.........................................21
       Section 7.5.        Supplemental Rent.....................................................................22
       Section 7.6.        Distribution of Payments after Lease Event of Default.................................22
       Section 7.7.        Casualty and Condemnation Amounts.....................................................24
       Section 7.8.        Certain Interim Lease Term Payments...................................................24
       Section 7.9.        Other Payments........................................................................27
       Section 7.10.       Order of Application..................................................................28
       Section 7.11.       Payments to Account...................................................................28

ARTICLE VIII               REPRESENTATIONS.......................................................................28

       Section 8.1.        Representations of the Participants...................................................28
       Section 8.2.        Representations of the Lessee and the Guarantor.......................................28
       Section 8.3.        Representations with Respect to each Funding Date and the Acquisition
                               Date..............................................................................34
       Section 8.4.        Warranties and Representations of the Owner Trustee...................................34
       Section 8.5.        Warranties and Representations of the Lessor Trust....................................36

ARTICLE IX                 PAYMENT OF CERTAIN EXPENSES...........................................................37

       Section 9.1.        Transaction Expenses..................................................................37
       Section 9.2.        Brokers' Fees and Stamp Taxes.........................................................38
       Section 9.3.        Loan Agreement and Related Obligations................................................38

ARTICLE X                  OTHER COVENANTS AND AGREEMENTS........................................................38

       Section 10.1.       Affirmative Covenants of Lessee and the Guarantor.....................................38
       Section 10.2.       Negative Covenants of Lessee and the Guarantor........................................41

ARTICLE XI                 RENEWALS; REPLACEMENT OF PARTICIPANTS.................................................43

       Section 11.1.       Extensions of Maturity Date and Expiration Date; Replacement of
                               Participants......................................................................43
       Section 11.2.       Replacement of Defaulting Participant.................................................45

ARTICLE XII                TRANSFERS OF PARTICIPANTS' INTERESTS..................................................45

       Section 12.1.       Assignments...........................................................................45
       Section 12.2.       Participations........................................................................46
       Section 12.3.       Withholding Taxes; Disclosure of Information; Pledge Under Regulation A...............46

ARTICLE XIII               INDEMNIFICATION.......................................................................47

       Section 13.1.       General Indemnification...............................................................47
       Section 13.2.       End of Term Indemnity.................................................................49
       Section 13.3.       Environmental Indemnity...............................................................51
       Section 13.4.       Proceedings in Respect of Claims......................................................52


       Section 13.5.       General Tax Indemnity.................................................................53
       Section 13.6.       Indemnity Payments in Addition to Lease Obligations...................................56
       Section 13.7.       Eurodollar Rate Lending Unlawful......................................................56
       Section 13.8.       Deposits Unavailable..................................................................57
       Section 13.9.       Increased Costs, etc..................................................................57
       Section 13.10.      Funding Losses........................................................................59
       Section 13.11.      Capital Adequacy......................................................................59

ARTICLE XIV                THE AGENT CERTIFICATE HOLDER..........................................................60

       Section 14.1.       Appointment and Authorization.........................................................60
       Section 14.2.       Delegation of Duties..................................................................61
       Section 14.3.       Agent Certificate Holder and Affiliates...............................................61
       Section 14.4.       Action by Agent Certificate Holder....................................................61
       Section 14.5.       Consultation with Experts.............................................................61
       Section 14.6.       Exculpatory Provisions................................................................61
       Section 14.7.       Reliance on Communications............................................................61
       Section 14.8.       Notice of Default.....................................................................62
       Section 14.9.       Non-Reliance on Agent Certificate Holder and Other Participants.......................62
       Section 14.10.      Indemnification.......................................................................63
       Section 14.11.      Failure to Act........................................................................63
       Section 14.12.      Resignation and Removal...............................................................63
       Section 14.13.      Distributions.........................................................................64
       Section 14.14.      Rights of Lessee......................................................................64

ARTICLE XV                 MISCELLANEOUS.........................................................................65

       Section 15.1.       Survival of Agreements................................................................65
       Section 15.2.       No Broker, Etc........................................................................65
       Section 15.3.       Notices...............................................................................65
       Section 15.4.       Counterparts..........................................................................65
       Section 15.5.       Amendments, Etc.......................................................................66
       Section 15.6.       Headings, Etc.........................................................................67
       Section 15.7.       Parties in Interest...................................................................67
       Section 15.8.       GOVERNING LAW.........................................................................67
       Section 15.9.       Severability..........................................................................67
       Section 15.10.      Liability Limited.....................................................................67
       Section 15.11.      Further Assurances....................................................................68
       Section 15.12.      SUBMISSION TO JURISDICTION............................................................68
       Section 15.13.      Setoff................................................................................68
       Section 15.14.      No Participant Responsible for Other Participants.....................................69
       Section 15.15.      Recourse during Construction; Construction Agency Agreement...........................69
       Section 15.16.      No Recourse to Owner Trustee; Agent Certificate Holder; Certificate
                               Holders...........................................................................69

Appendix A          --       Definitions
Schedule I          --       Commitments
Schedule II         --       Notice Information, Wire Instructions and Funding
                             Offices


Exhibit A-1         --       Form of Legal Opinion of In-House Counsel to Lessee
Exhibit A-2         --       Form of Legal Opinion of Farella, Braun and Martel
Exhibit A-3         --       Form of Legal Opinion of Ray, Quinney & Nebeker
Exhibit B           --       Form of Funding Request
Exhibit C           --       Form of Interest Period
                             Selection/Continuation/Conversion Notice
Exhibit D-1         --       Form of Officer's Certificate - Lessee/Guarantor
Exhibit D-2         --       Form of Secretary's Certificate - Lessee/Guarantor
Exhibit D-3         --       Form of Officer's Certificate - Owner Trustee
Exhibit D-4         --       Form of Secretary's Certificate- Owner Trustee
Exhibit D-5         --       Form of Responsible Officer's Certificate
                             - Lessee/Guarantor
Exhibit E           --       Intentionally Omitted
Exhibit F           --       Form of Assignment Agreement
Exhibit G           --       Form of Local Counsel Opinion
Exhibit H           --       Form of Completion Certificate
Exhibit I           --       Form of Construction Agency Agreement
Exhibit J           --       Form of Construction Agency Agreement Assignment
Exhibit K           --       Form of Construction Documents Assignment
Exhibit L           --       Intentionally Omitted
Exhibit M           --       Form of Compliance Certificate

                             PARTICIPATION AGREEMENT


         THIS PARTICIPATION AGREEMENT (this "Participation Agreement"), dated as of July 14, 2000, is entered into by and among R.M.E., INC., a California corporation, as the Lessee and Construction Agent (in its capacity as lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); THE ROBERT MONDAVI CORPORATION, a California corporation, as Guarantor (the "Guarantor"); LODI 2000 DISTRIBUTION TRUST, a grantor trust, as the Lessor Trust (the "Lessor Trust"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, individually as set forth herein and as Trustee under the Lessor Trust ("Owner Trustee"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, and Bank of America, N.A., a national banking association each as a Certificate Holder (together with any permitted successors and assigns thereto, each a "Certificate Holder" and collectively the "Certificate Holders"); HARRIS TRUST AND SAVINGS BANK, as Agent Certificate Holder for the Certificate Holders (in such capacity, the "Agent Certificate Holder"); HARRIS TRUST AND SAVINGS BANK, an Illinois banking organization ("Harris") and Bank of America, N.A., a national banking association, and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; Harris Trust and Savings Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders; and BMO GLOBAL CAPITAL SOLUTIONS, INC., a Delaware corporation, as Arranger (in such capacity, the "Arranger").


                                   WITNESSETH:

         WHEREAS, on each Acquisition Date, the Lessor Trust will either (a) purchase from one or more third parties designated by the Construction Agent, or
(b) lease pursuant to a ground lease, parcels of Land, together with any Improvements thereon;

         WHEREAS, the Lessee, as Construction Agent will construct Improvements or additional Improvements on such Land which will be the property of the Lessor Trust and will become part of the Property;

         WHEREAS, the Lessor Trust desires to lease each respective Property to the Lessee, and the Lessee desires to lease each respective Property from the Lessor Trust;

         WHEREAS, the Certificate Holders are willing to provide a portion of the funding of the costs of the acquisition of the Land, all Improvements thereon and the construction of additional Improvements;

         WHEREAS, the Lenders are willing to provide the remaining portion of the funding of the costs of the acquisition of the Land, all Improvements thereon and the construction of additional Improvements; and

         WHEREAS, to secure such financing (a) the Certificate Holders will have the benefit of (i) the Guaranty from the Guarantor and (ii) a first priority Lien on the Property and (b) the Lenders will have the benefit of (i) the Guaranty from the Guarantor, (ii) a Lien on the Agent Certificate Holder's right, title and interest in the Property, and (iii) an assignment of certain of the Agent Certificate Holder's rights against the Lessee under the Lease and against the Construction Agent under the Construction Agency Agreement;

         NOW THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A to this Participation Agreement"); and the rules of interpretation set forth in Appendix A to this Participation Agreement shall apply to this Participation Agreement.


                                   ARTICLE II

                               DOCUMENTATION DATE

         Section 2.1. Documentation Date. The Documentation Date (the "Documentation Date") shall be deemed to have occurred and all rights and obligations of the parties to the Operative Documents (each subject to any conditions specified therein) shall be in effect, upon satisfaction or waiver of each of the following conditions precedent:

         (a) Participation Agreement. This Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto.

         (b) Master Lease. The Master Lease shall have been duly authorized, executed and delivered by the parties thereto.

         (c) Construction Agency Agreement. The Construction Agency Agreement shall have been duly authorized, executed and delivered by the parties thereto.

         (d) Construction Agency Agreement Assignment; Construction Documents Assignment. The Construction Agency Agreement Assignment and the Construction Documents Assignment shall have been duly authorized, executed and delivered by the parties thereto.

         (e) Loan Agreement and Notes. The Loan Agreement and each Lender's Note shall have been duly authorized, executed and delivered by the parties thereto.

         (f) Assignment of Lease and Rent. The Assignment of Lease and Rent shall have been duly authorized, executed and delivered by the Lessor Trust, as assignor, to the Administrative Agent, as assignee, and the Assignment of Lease and Rent shall have been consented to and acknowledged by the Lessee.

         (g) Guaranty. The Guaranty shall have been duly authorized, executed and delivered by the Guarantor.

         (h) Trust Agreement. The Trust Agreement and each Certificate shall have been duly authorized, executed and delivered by the parties thereto.

         (i) Fees. The Administrative Agent, Arranger and each Participant, as applicable, shall have received all fees then due and payable pursuant to
Section 4.4.

         (j) Certain Transaction Expenses. Chapman and Cutler, as counsel for the Agent Certificate Holder and Administrative Agent, shall have received, to the extent then invoiced, payment in full in cash of all Transaction Expenses payable to such counsel pursuant to Section 9.1.

         (k) Corporate Documents; Certificates; Acceptance Letter. The Lessee and the Guarantor shall have delivered, or shall each have caused to be delivered, to the Administrative Agent, the Agent Certificate Holder, each Lender and each Certificate Holder the following:

                  (i) Articles of Incorporation; Articles of Organization. Copies of its articles of incorporation or articles of organization, as the case may be, certified to be true and complete as of a recent date by the appropriate governmental authority of the jurisdiction of their respective incorporation or existence.

                  (ii) Resolutions. Copies of resolutions or other authority documentation of their respective Board of Directors approving and adopting the Operative Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Documentation Date to be true and correct and in full force and effect as of such date and evidence of corporate authority of the Guarantor and the Lessee with respect to the Operative Documents and the transactions contemplated therein.

                  (iii) Bylaws. A copy of Lessee's and the Guarantor's bylaws certified by its secretary or assistant secretary as of the Documentation Date to be true and correct and in full force and effect as of such date.

                  (iv) Good Standing. Copies of certificates of good standing, existence or its equivalent, certified as of a recent date by the appropriate governmental authorities of the jurisdiction of its incorporation or existence, for Lessee and the Guarantor.

                  (v) Opinions of Counsel. Opinions of counsel for Lessee and the Guarantor addressed to the Administrative Agent, the Agent Certificate Holder, the Lessor Trust, the Owner Trustee, each of the Lenders and each of the Certificate Holders, covering the matters set forth respectively in Exhibits A-1 and A-2.

                  (vi) Officer's and Secretary's Certificate. An Officer's Certificate substantially in the form of Exhibit D-1, dated the Documentation Date and Secretary's Certificate substantially in the form of Exhibit D-2, dated the Documentation Date.

     (l) Corporate Documents; Certificates; Acceptance Letter. The Owner Trustee shall have delivered, or shall have caused to be delivered to each of the other parties hereto the following:

                  (i) Articles of Incorporation. Copies of its articles of incorporation or charter documents, certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                  (ii) Resolutions. Copies of resolutions of its Board of Directors approving and adopting the Operative Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by its secretary or assistant secretary as of the Documentation Date to be true and correct and in full force and effect as of such date.

                  (iii) Bylaws. A copy of its bylaws certified by its secretary or assistant secretary as of the Documentation Date to be true and correct and in full force and effect as of such date.

                  (iv) Good Standing. Copies of certificates of good standing, existence or its equivalent, certified as of a recent date by the appropriate governmental authorities of the state of its incorporation.

                  (v) Opinions of Counsel. An opinion of Ray, Quinney & Nebeker, counsel for the Owner Trustee and the Lessor Trust addressed to each of the parties hereto, covering the matters set forth in Exhibit A-3.

                  (vi) Officer's and Secretary's Certificate. An Officer's Certificate substantially in the form of Exhibit D-3, dated the Documentation Date and Secretary's Certificate substantially in the form of Exhibit D-4, dated the Documentation Date.

         (m) Representations and Warranties. On the Documentation Date, the representations and warranties of each of the parties hereto contained in Sections 8.1, 8.2, 8.4 and 8.5 shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

         (n) No Default. No Default or Event of Default shall have occurred and be continuing on the Documentation Date unless such Default or Event of Default shall have been waived in accordance with the Operative Documents.

         (o) Governmental Approvals. All Governmental Actions required by any Requirement of Law for the purpose of authorizing Lessee, the Guarantor, the Agent Certificate Holder, Owner Trustee, Lessor Trust, the Administrative Agent and each Participant to enter into the Operative Documents shall have been obtained or made and be in full force and effect.

All documents and instruments required to be delivered pursuant to this Section
2.1 shall be delivered at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 or at such other location as may be determined by the Agent Certificate Holder and the Administrative Agent and in such numbers as shall be reasonably requested by the Administrative Agent.


                                   ARTICLE III

                               FUNDING OF ADVANCES

     Section 3.1. Advances. Subject to the conditions and terms hereof, the Agent Certificate Holder and Lessor Trust shall take the following actions at the written request of the Construction Agent (or in the case of Improved Properties, at the request of Lessee) from time to time during the Commitment
Period:

         (a) the Agent Certificate Holder shall make Advances (out of funds provided by the Certificate Holders and the Lenders) for the purpose of financing the acquisition of the Land or a leasehold interest therein (and any existing Improvements thereon), the acquisition of Improved Properties, the Construction of Improvements on Uncompleted Properties in accordance with the Plans and Specifications therefor and the payment of Transaction Expenses incurred in connection with the foregoing, and the proceeds of such Advances shall be made directly to the Lessee with respect to Improved Properties and to the Construction Agent or to such parties designated in writing by the Construction Agent to the Agent Certificate Holder with respect to Uncompleted Properties;

         (b) the Lessor Trust shall acquire the Land or leasehold interest therein, and any existing Improvements thereon (using funds provided by the Certificate Holders and the Lenders); and

         (c) the Lessor Trust shall lease (or in the case of leaseholds, sublease) the Land and Improvements to the Lessee under the Master Lease and the respective Lease Supplements.

Notwithstanding any other provision hereof, (i) no advance shall be made with respect to any Improved Property after the Acquisition Date therefor, and no Advance shall be made with respect to any Uncompleted Property after the earlier of (x) the Completion Date for such Property and (y) the Outside Completion Date for such Property and (ii) the Agent Certificate Holder shall not be obligated to make any Advance with respect to any Property if, after giving effect thereto, (x) the aggregate outstanding amounts of the Loans and the Certificate Holder Amounts would exceed the Aggregate Commitment Amount, or (y) the Property Balance for such Property would exceed the lesser of (1) 110% of the Estimated Improvements Costs plus Land Acquisition Cost and (z) 105% of the Fair Market Sales Value of such Property as set forth in the As-Completed Appraisal thereof delivered pursuant to Section 6.2(b) hereof. Nothing set forth in this Section or this Agreement shall compel Lessee to pay for any cost overrun for an Uncompleted Property.

         Section 3.2. Certificate Holders' Commitments. Subject to the conditions and terms hereof, each of the Certificate Holders shall make available to the Agent Certificate Holder at the request of the Construction Agent from time to time during the Commitment Period on any Funding Date or on the Acquisition Date, as appropriate, an amount (relative to such Certificate Holder, a "Certificate Holder Amount") in immediately available funds equal to such Certificate Holder's Commitment Percentage of the amount of the Advance being funded on such Funding Date or Acquisition Date. Notwithstanding any other provision hereof, no Certificate Holder shall be obligated to make available any Certificate Holder Amount if, after giving effect to the proposed Certificate Holder Amount, the outstanding aggregate amount of the Certificate Holder Amount of such Certificate Holder would exceed such Certificate Holder's Commitment.

         Section 3.3. Lenders' Commitments. Subject to the conditions and terms hereof, each of the Lenders shall make Loans to the Agent Certificate Holder at the request of the Construction Agent from time to time during the Commitment Period on any Funding Date or Acquisition Date, as appropriate, an amount (relative to such Lender, a "Loan") in immediately available funds equal to such Lender's Commitment Percentage of the amount of the Advance being funded on such Funding Date or Acquisition Date. Notwithstanding any other provision hereof, no Lender shall be obligated to make any Loan if, after giving effect to the proposed Loan, the outstanding aggregate amount of such Lender's Loans would exceed such Lender's Commitment.

         Section 3.4. Procedures for Advances. (a) With respect to each Advance, the Construction Agent (or in the case of Improved Properties, the Lessee) shall give the Agent Certificate Holder and the Administrative Agent prior written notice pursuant to a Funding Request substantially in the form of Exhibit B (a "Funding Request"), which Funding Request shall be delivered not later than 11:00 a.m. (Chicago time), three (3) Business Days prior to the proposed Acquisition Date or the proposed Funding Date, specifying: (i) the proposed Acquisition Date or Funding Date, (ii) the amount of Advance requested, (iii) whether, such Funding Date will also be an Acquisition Date, and (iv) the requested Interest Period. With respect to any Funding Request related to the acquisition of the Property (or leasehold interest therein), in addition to the foregoing, the Construction Agent shall also specify: (i) the Property to be acquired or leased, (ii) the seller or ground lessor of the Property and the related Land Acquisition Cost, and (iii) the Estimated Improvement Costs. Such

Loans and Certificate Holder Amounts made with respect to each Advance shall be Base Rate Loans/Certificate Holder Amounts, and the duration of the initial Interest Period with respect to such Advance shall begin on the proposed Acquisition Date or Funding Date and end on the next succeeding Scheduled Payment Date (the "Initial Interest Period"). Subject to timely delivery of a Funding Request and the other terms and conditions of the Operative Documents, each Participant shall make its Commitment Percentage of the requested Advance available to the Agent Certificate Holder by 1:00 p.m., (Chicago time), on the requested Acquisition Date or Funding Date. The Agent Certificate Holder and the Administrative Agent shall calculate the amounts of the Certificate Holder Amounts and the Loans required to fund the requested Advance. No more than one
(1) Funding Request shall be made during any calendar month.


         (b) Except as the Participants may otherwise agree in writing, Advances shall be made solely to provide the Lessee (with respect to Improved Properties) and Construction Agent (with respect to Uncompleted Properties) with funds with which to pay any Land Acquisition Costs or to pay or reimburse itself for Property Improvement Costs or Transaction Expenses, as the case may be.

     Section 3.5. Interest Rate; Yield Rate. Each Loan and Certificate Holder Amount shall accrue interest or Yield, as the case may be, by reference to the Base Rate or the Adjusted Eurodollar Rate in accordance with Section 3.6.

     Section 3.6. Interest Period Selection/Continuation/Conversion Elections.
(a) By delivering an Interest Period Selection/Continuation/Conversion Notice to the Agent Certificate Holder and Administrative Agent with respect to Certificate Holder Amounts and Loans, respectively, the Lessee may from time to time during the Lease Term irrevocably select, on not less than three (3) nor more than five (5) Business Days' notice, that all or any portion of the outstanding Loans and Certificate Holder Amounts be, in the case of Base Rate Loans/Certificate Holder Amounts, converted into Eurodollar Loans/Certificate Holder Amounts or, in the case of Eurodollar Loans/Certificate Holder Amounts, converted into Base Rate Loans/Certificate Holder Amounts or continued as Eurodollar Loans/Certificate Holder Amounts and, with respect to Eurodollar Loans/Certificate Holder Amounts, select the duration for the next succeeding Interest Period; provided, however, that (a) in the absence of a delivery of an Interest Period Selection/Continuation/Conversion Notice with respect to any Eurodollar Loan/Certificate Holder Amount at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, the Lessee shall be deemed to have selected that such Eurodollar Loan/Certificate Holder Amount be continued as a Eurodollar Loan/Certificate Holder Amount on such last day with an Interest Period of one (1) month, (b) each such conversion or continuation shall be pro rated among the applicable outstanding Loans and Certificate Holder Amounts of all Participants, (c) no portion of any Loan or Certificate Holder Amount may be continued as, or converted into, a Eurodollar Loan/Certificate Holder Amount when any Lease Default or Lease Event of Default has occurred and is continuing, (d) the outstanding Loans and Certificate Holder Amounts may not be apportioned into more than six (6) separate Loans and Certificate Holder Amounts pursuant to this
Section 3.6 at any one time and each such Eurodollar Loan/Certificateholder Amount shall be in a minimum amount of $500,000, and (e) during the Construction Period, Eurodollar Loans/Certificate Holder Amounts will be limited to one (1) month Interest Periods.

         (b) The Lessee, with respect to any Loans and Certificate Holder Amounts outstanding during the Interim Lease Term, shall be deemed to have (i) converted Base Rate Loans/Certificate Holder Amounts into Eurodollar Loans/Certificate Holder Amounts at the end of the Initial Interest Period, (ii) as of each Scheduled Payment Date (other than the Interim Termination Date), continued all outstanding Eurodollar Loans/Certificate Holder Amounts as Eurodollar Loans/Certificate Holder Amounts and (iii) as of each Scheduled Payment Date (other than the Interim Termination Date) selected an Interest Period ending on the earlier of the next succeeding Scheduled Payment Date and the Interim Termination Date.

Each Interest Period Selection/Continuation/Conversion Notice so delivered or deemed delivered by the Lessee shall be deemed an effective election by the Certificate Holders of the method for computing interest on the Loans under the Loan Agreement.

      Section 3.7. Voluntary Commitment Terminations. The Lessee shall have the right at any time and from time to time upon not less than five (5) Business Days prior notice to the Agent Certificate Holder and the Administrative Agent (which shall promptly notify the Lenders) to terminate the Commitments in whole or in part (but if in part then in a minimum amount of $5,000,000 or such lesser amount as will terminate the Commitments in full) pro rata in proportion among the Lenders and the Certificate Holders. No termination of the Commitments hereunder may be reinstated.


                                   ARTICLE IV

                              YIELD; INTEREST; FEES

         Section 4.1. Yield. (a) The amount of the Certificate Holder Amounts outstanding from time to time shall accrue yield ("Yield") at the Yield Rate, calculated using the actual number of days elapsed and, when the Yield Rate is based on the Adjusted Eurodollar Rate, a 360-day year basis and, if calculated at the Base Rate, a 360-day year basis if the Base Rate is calculated at the Federal Funds Rate, and a 365-, or, if applicable, 366-, day year basis if the Base Rate is calculated at the Prime Rate. If all or any portion of the Certificate Holder Amounts, any Yield payable thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate. Upon the occurrence, and during the continuance of a Lease Event of Default, the principal of and, to the extent permitted by law, interest on (or Yield on) the Certificate Holder Amounts and any other amounts owing hereunder or under the other Operative Documents shall bear interest, payable on demand, at the Overdue Rate. The Administrative Agent shall, as soon as practicable, but in no event later than 12:00 (noon), Chicago time, two (2) Business Days before the effectiveness of each Adjusted Eurodollar Rate, cause to be determined such Adjusted Eurodollar Rate, the resulting Yield and Basic Rent, and notify the Lessee, each Certificate Holder and Lender thereof.

         (b) The Administrative Agent shall distribute, in accordance with
Article VII, the Certificate Holder Basic Rent and all other amounts due with respect to the Certificate Holder Amounts paid to the Administrative Agent by the Lessee under the Lease from time to time.

         (c) During the Interim Lease Term for any Property, Yield on outstanding Certificate Holder Amounts made with respect to such Property shall be paid from Advances by the Certificate Holders deemed to have been requested by the Lessee pursuant to Section 3.4 on each Scheduled Payment Date, and the Property Improvement Costs shall be increased on the date of each such Advance by an amount equal to such Advance; provided that if a Completion Certificate is delivered less than three (3) Business Days prior to a Scheduled Payment Date, solely for purposes of this clause (c) such Completion Certificate shall not be effective until the day after such Scheduled Payment Date.

         (d) During the Basic Lease Term for any Property, Yield on outstanding Certificate Holder Amounts made with respect to such Property shall be due and payable in cash on each Scheduled Payment Date during such Basic Lease Term and not funded pursuant to deemed Advances as referred to in clause (c) above.

         (e) If not repaid sooner, the outstanding aggregate Certificate Holder Amounts shall be repaid in full on the Maturity Date, subject to the provisions of Article XX of the Master Lease.

     Section 4.2. Interest on Loans. (a) Each Loan shall accrue interest computed and payable in accordance with the terms of the Loan Agreement. Each Loan shall become due and payable at the dates and times provided under the Loan Agreement.

         (b) The Administrative Agent shall distribute, in accordance with
Article VII, the Lender Basic Rent and all other amounts due with respect to the Loans paid to the Administrative Agent by the Lessee under the Lease from time to time.

         Section 4.3.    Prepayments.

         (a) Voluntary Prepayments. The Lessee shall have the right, at any time (subject to subsection (d) below), to prepay an amount equal to the aggregate outstanding Property Balance with respect to each Property in whole, but not in part, pursuant to, and subject to, the exercise of the purchase option permitted under the Lease, without premium or penalty.

         (b) Mandatory Prepayments. (i) If at any time the sum of the aggregate amount of outstanding Loans and Certificate Holder Amounts shall exceed the Aggregate Commitment Amount, the Lessee shall immediately make payment on the Loans or Certificate Holder Amounts in an amount sufficient to eliminate such excess; provided that the Lessee shall not be required to make such payments (y) with respect to Uncompleted Properties during the Interim Lease Term and (z) if such excess is attributable to a default by a Lender, Certificate Holder or Lessor Trust under the Loan Agreement or this Participation Agreement and, with respect to Lessor Trust, not attributable to a Lease Event of Default. Payments required to be made hereunder shall be applied to Base Rate Loans/Certificate Holder Amounts and then to Eurodollar Loans/Certificate Holder Amounts in direct order of their Interest Period maturities.

        (ii) All amounts payable by the Lessee pursuant to Article XIV, XV, XVI, XVIII or XX of the Master Lease shall be applied to the Loans and the Certificate Holder Amounts in the manner set forth in Article VII hereof.

     (d) Notice. The Lessee will provide notice to the Administrative Agent of any voluntary prepayment by 10:00 A.M. (Chicago time) at least three (3) Business Days prior to the date of such voluntary prepayment.

     (e) Nonrevolving Credit. Any amounts prepaid in accordance herewith may not be readvanced.

     Section  4.4.  Fees.  The  Lessee  agrees to pay the fees set forth in this
Section 4.4.

     (a) Advisory and Syndication. The Lessee agrees to pay to the Arranger the Advisory and Syndication Fees in accordance with the Fee Letter.

     (b)  Administrative   Agent's  Fees.  The  Lessee  agrees  to  pay  to  the
Administrative Agent for its own account the Administrative Agent's fee in accordance with the Fee Letter.

     (c) Commitment Fee. The Lessee agrees to pay to the Administrative Agent for the account of each Participant, for the period (including any portion thereof when its Commitment is suspended by reason of the Lessee's inability to satisfy any condition of Article VI) commencing on the Documentation Date and continuing through the Interim Termination Date, a commitment fee (collectively, the "Commitment Fees") with respect to each such Lender and Certificate Holder, calculated at a rate of 1/4 of 1% on such Participant's Commitment Percentage of the average daily Available Commitments.

     The Commitment Fees shall be payable by the Lessee in arrears on each Quarterly Payment Date, commencing with the first such day following the Documentation Date, and on the last day of Interim Termination Date. The Commitment Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Commitment Fees are payable over a year of 360 days.

     (d) Owner Trustee's Fees. The Lessee agrees to pay to the Owner Trustee the fees set forth in the letter from Owner Trustee to Lessee dated July 14, 2000.

         Section 4.5. Place and Manner of Payments. Except as otherwise specifically provided herein, all payments by the Lessee hereunder, under the Master Lease or under any other Operative Document shall be made to the Administrative Agent in Dollars in immediately available funds, without offset, deduction, counterclaim or withholding of any kind, to the Account in Chicago, Illinois not later than 12:00 p.m. (Noon) (Chicago time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Lessee shall, at the time it makes any payment under any Operative Document, specify to the Administrative Agent the Loans and Certificate Holder Amounts, fees or other amounts payable by the Lessee hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders and the Certificate Holders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by Lessee subject to the terms of Section 4.6). The Administrative Agent will distribute such payments to such Lenders and Certificate Holders in accordance with Article VII, if any such payment is received prior to 2:00 p.m. (Chicago time) on a Business Day in like funds as received prior to such time, and otherwise the Administrative Agent will distribute such payment to such Lenders and Certificate Holders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans/Certificate Holder Amounts, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

         Section 4.6. Pro Rata Treatment. Except to the extent otherwise provided herein, each Advance, each payment or repayment of principal on any outstanding Loan or Certificate Holder Amount and each payment of interest or Yield shall be allocated pro rata among the relevant Lenders and Certificate Holders, as the case may be, in accordance with the respective applicable Commitments (or, if the Commitments of such Lenders or Certificate Holders have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans or Certificate Holder Amounts, as the case may be).

         Section 4.7. Sharing of Payments. The Participants agree among themselves that, in the event that any Participant shall obtain payment in respect of any Loan or Certificate Holder Amount or any other obligation owing to such Participant under the Operative Documents through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Participant under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Participation Agreement, such Participant shall promptly purchase from the other Participants a participation in such Loans or Certificate Holder Amounts and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Participants share such payment in accordance with their respective ratable shares as provided for in this Participation Agreement. The Participants further agree among themselves that if payment to a Participant obtained by such Participant through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Participant which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Participant whose payment shall have been rescinded or otherwise restored. The Lessee agrees that any Participant so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Participant were a holder of such Loan or Certificate Holder Amount or other obligation in the amount of such participation. Except as otherwise expressly provided herein, if any Participant, the Agent Certificate Holder or the Administrative Agent shall fail to remit to the Administrative Agent, the Agent Certificate Holder or any other Participant an amount payable by such party to the Administrative Agent, the

Agent Certificate Holder or such other Participant pursuant to the Operative Documents on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent, the Agent Certificate Holder or such other Participant at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Participant receives a secured claim in lieu of a setoff to which this Section 4.7 applies, such Participant shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Participants under this Section 4.7 to share in the benefits of any recovery on such secured claim.

         Section 4.9. Certain Rights of Lenders. The Required Participants shall have the right, upon the occurrence of any Construction Agency Agreement Event of Default with respect to which recourse to the Lessee and Construction Agent is limited as set forth in Section 5.4 of the Construction Agency Agreement, to direct the Administrative Agent and Agent Certificate Holder to, and upon receipt of any such directions such Agents shall, (a) use reasonable commercial efforts to sell the applicable Uncompleted Property or Uncompleted Properties to a third-party purchaser and/or (b) engage an Appraiser to appraise the Appraised Value of such Property, in each case as directed by the Required Participants in their sole discretion.


                                    ARTICLE V

                        CERTAIN INTENTIONS OF THE PARTIES

         Section 5.1. Nature of Transaction. (a) The parties hereto intend that
(i) for financial accounting purposes with respect to the Lessee, the Lessor Trust will be treated as the owner and the lessor of the Property and the Lessee will be treated as the lessee of the Property and (ii) for federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes,

                   (A)     the Lease will be treated as a financing arrangement,

                   (B) the Certificate Holders and the Lenders will be deemed lenders making loans to the Lessees in an amount equal to the sum of the Certificate Holder Amounts and the outstanding principal amount of the Loans, which amounts are secured by the Properties, and

                   (C) the Lessee will be treated as the owner of the Property described in the Lease Supplement and will be entitled to all tax benefits ordinarily available to an owner of properties like the Property for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Agent Certificate Holder, the Administrative Agent nor any of the Certificate Holders or Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         (b) Specifically, without limiting the generality of clause (a) of this
Section 5.1, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any state or commonwealth thereof affecting the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Certificate Holders, or the Lenders or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Certificate Holders and the Lenders as unrelated third party lenders of the Lessee.

         Section 5.2. Amounts Due Under the Lease. Anything herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Certificate Holders and the Lenders that except for unindemnified Taxes: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable as interest and, to the extent Fixed Rent is paid, as principal, on the Loans and Yield on the Certificate Holder Amounts on each Scheduled Payment Date; (ii) if the Lessee elects the Purchase Option or the Lessee becomes obligated to purchase the Property under the Lease, the Loans, the Certificate Holder Amounts, and all interest, principal, Yield, Commitment Fees thereon and all other obligations of the Lessee owing to the Administrative Agent, the Agent Certificate Holder, the Certificate Holders and the Lenders shall be due and payable in full by the Lessee on the date set forth in the Lease; (iii) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Administrative Agent from the proceeds of the sale of each Property, Certificate Holder Amounts that are allocable to Qualified Land and that portion of the Loan Balance and any amounts due pursuant to Article XIII hereof and Section 20.2 of the Master Lease (which aggregate amounts may be less than the Lease Balance, with any amount in excess of the Lease Balance being payable to the Lessee); and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase each Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Lease Balance, plus all other amounts then due from the Lessee to the Participants under the Operative Documents.

                                   ARTICLE VI

              CONDITIONS PRECEDENT: ACQUISITION DATE; FUNDING DATES

         Section 6.1. Acquisition Date. The closing date with respect to the acquisition of any parcel of Land or leasehold interests therein (and the Improvements thereon, if any) (the "Acquisition Date") shall occur on the date on or after the Documentation Date on which all the conditions precedent thereto set forth in this Section 6.1 shall have been satisfied or waived by the applicable parties as set forth herein for such parcel of Land or leasehold interests therein. The obligation of the Lessor Trust to acquire such parcel of Land or leasehold interests therein on the respective Acquisition Date, the obligation of each Certificate Holder to make available any related Certificate Holder Amount on the respective Acquisition Date and the obligation of each Lender to make any related Loan on the respective Acquisition Date, are subject to satisfaction or waiver of the conditions precedent set forth in Section 2.1 and the following conditions precedent:

                  (a) Funding Request. Each of the Administrative Agent and the Agent Certificate Holder shall have received a fully executed counterpart of the applicable Funding Request in accordance with
         Section 3.4. Each of the delivery of a Funding Request and the acceptance of the proceeds of such Advance shall constitute a representation and warranty by the Lessee and the Guarantor, each as to itself, that on the applicable Acquisition Date (both immediately before and after giving effect to the making of such Advance and the application of the proceeds thereof), the statements made in Section
         8.2 are true and correct.

                  (b) Fees. All fees due and payable by Lessee pursuant to this Participation Agreement shall have been paid.

                  (c) Representations and Warranties. On the Acquisition Date, the representations and warranties of the Lessee and the Guarantor in this Participation Agreement and in each of the other Operative Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that a failure of any party's representation or warranty to be true and correct on the Acquisition Date shall not be a condition precedent to such party's performance of its obligations under the Operative Documents.

                  (d) Appraisal. At least ten (10) Business Days prior to the Acquisition Date, the Agent Certificate Holder and the Administrative Agent shall have received an Appraisal of the Property, in form and substance satisfactory to the Administrative Agent and the Agent Certificate Holder, which Appraisal shall show that the Fair Market Sales Value of the Land as of the Acquisition Date is not less than the Land Acquisition Cost for the Property, after deduction of typical transaction costs.


                  (e) Governmental Approvals. All necessary Governmental Actions required by any Requirement of Law for the purpose of authorizing the Lessor Trust to acquire the Property shall have been obtained or made and be in full force and effect.

                  (f) Responsible Officer's Certificate. The Agent Certificate Holder and the Administrative Agent shall have received a Responsible Officer's Certificate of the Lessee and the Guarantor, in substantially the form of Exhibit D-5 attached hereto, addressed to the Administrative Agent, the Agent Certificate Holder, each Lender and each Certificate Holder and dated as of the Acquisition Date, stating that (w) to such Responsible Officer's knowledge the representations and warranties of the Lessee and the Guarantor contained in the Participation Agreement and each other Operative Document to which it is a party are true and correct in all material respects on and as of the Acquisition Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (x) to such Responsible Officer's knowledge no Default or Event of Default has occurred and is continuing under any Operative Document to which it is a party with respect to the Lessee and the Guarantor; (y) to such Responsible Officer's knowledge each Operative Document to which the Lessee and the Guarantor is a party is in full force and effect with respect to it; and (z) the Lessee and the Guarantor has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed and complied with by it on or prior to the Acquisition Date.

                  (g) Evidence of Property Insurance. The Agent Certificate Holder and the Administrative Agent shall have received evidence that the insurance maintained by the Lessee with respect to such Property satisfies the requirements set forth in Article XIII of the Master Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

                  (h) Environmental Audit; Site Report. At least ten (10) Business Days prior to the Acquisition Date, the Agent Certificate Holder and the Administrative Agent shall have received (i) an Environmental Audit and (ii) a physical site report each with respect to such Property and in form and substance reasonably satisfactory to the Agent Certificate Holder and the Administrative Agent.

                  (i) Deed or Ground Lease. The Agent Certificate Holder shall have received either (i) in the case of Land being acquired from a third-party Seller, at least one (1) Business Day prior to the Acquisition Date a copy of the proposed Deed(s) with respect to such Property (and/or all Improvements located thereon) being purchased on the Acquisition Date, and on or prior to the Acquisition Date, such Deed(s) duly executed conveying fee simple title to the Property (and/or all Improvements located thereon) to the Lessor Trust and containing all customary seller's warranties and subject only to Permitted Property Liens or (ii) in the case of Land to be leased, at least ten (10) days prior to the Acquisition Date, a copy of the proposed ground lease, in form and substance satisfactory to the Agent Certificate Holder, and, on or prior to the Acquisition Date, such ground lease duly executed by such ground lessor thereunder, conveying to the Lessor Trust a leasehold interest in the Land. The legal description, tax lot designation and zoning of the Land shall be reasonably acceptable to the Administration Agent.

                  (j) Bill of Sale. On or prior to the Acquisition Date, the Lessor Trust shall have received a bill of sale (a "Bill of Sale"), conveying title to the Lessor Trust in any Equipment comprising part of the relevant Property.

                  (k) Construction Agency Agreement Supplement. On or prior to the Acquisition Date, the Construction Agent and the Agent Certificate Holder and/or Lessor Trust shall have delivered to the Certificate Holders and the Lenders a Construction Agency Agreement Supplement with respect to such Uncompleted Property fully executed by the Construction Agent and the Agent Certificate Holder.

                  (l) Supplement to Assignment of Lease and Rent. On or prior to the Acquisition Date, the Agent Certificate Holder and/or Lessor Trust shall have delivered to the Administrative Agent a supplement to the Assignment of Lease and Rent with respect to such Property substantially in the form of Exhibit A thereto, together with a consent to and acknowledgment of such supplement duly executed by the Lessee in proper form and substance for recording under Applicable Law and otherwise effecting the assignments anticipated by the Assignment of Lease and Rent.

                  (m) Lease Supplement. On or prior to the Acquisition Date, the applicable Lessee, the Agent Certificate Holder and/or Lessor Trust shall have delivered the original counterpart of the Lease Supplement executed by the Lessee and the Agent Certificate Holder and/or Lessor Trust with respect to such Property to the Lenders.

                  (n) Lessor Financing Statements. On or prior to the Acquisition Date, the Lessee shall have delivered to the Agent Certificate Holder on behalf of the Lessor Trust all Lessor Financing Statements relating to such Property as the Agent Certificate Holder or any other Certificate Holder may reasonably request in order to protect the interests of the Lessor Trust, the Agent Certificate Holder and each of the Certificate Holders under the Master Lease relating to such Property to the extent the Master Lease constitutes a security agreement.

                  (o) Recordation of Lessor Mortgage and Lessor Financing Statements; Search Results. Each of the Participants shall have received (x) evidence reasonably satisfactory to it that each of (i) the Lease Supplement and any other instrument constituting a Lessor Mortgage and (ii) the Lessor Financing Statements relating to such Property has been, or is being, recorded or filed in a manner sufficient to properly perfect each of their interests therein and (y) copies of file search reports from the Uniform Commercial Code filing officer in the jurisdiction (i) in which such Property is located or
         (ii) in which is located a place of business or the chief executive office of the Lessee that owns or holds any right, title or interest in such Property, setting forth the results of such Uniform Commercial Code file searches.

                  (p) Property Survey. On or prior to the Acquisition Date, the Lessee shall have delivered to each of the Agent Certificate Holder and the Administrative Agent a Survey of such Property reasonably acceptable to the Administration Agent. The Lessee shall be entitled to reimbursement hereunder of the cost of any such Surveys.

                  (q) Title Insurance. On or prior to the Acquisition Date, the Lessee shall have delivered to the Administrative Agent and the Agent Certificate Holder a commitment to deliver an CLTA owners and ALTA lenders title insurance policy, with a survey exception, covering such Property in favor of the Lessor Trust and the Administrative Agent, respectively, such policy to be in the amount not less than the sum of the related Land Acquisition Cost and, with respect to Uncompleted Property, the Estimated Improvement Costs and to be reasonably satisfactory to the Required Lenders and the Required Certificate Holders with such customary endorsements and affirmative assurances issued by the title company as a routine matter, to the extent available in the state where such Property is located if requested by the Agent Certificate Holder or the Administrative Agent. The Administrative Agent and Agent Certificate Holder shall also receive such reinsurance agreements as they may reasonably request. The Lessee shall be entitled to reimbursement hereunder of the cost of any title insurance or reinsurance.

                  (r) No Default. There shall not have occurred and be continuing any Default or Event of Default or Lease Event of Default under any of the Operative Documents, and no Default or Event of Default or Lease Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of such Property.

                  (s) Opinion of Counsel and of Local Counsel to the Lessee. The Agent Certificate Holder and the Administrative Agent shall have received (i) an opinion of counsel qualified with respect to the laws of the jurisdiction in which such Property is situated, addressed to the Lessor Trust, the Administrative Agent, the Agent Certificate Holder, each Lender and each Certificate Holder, substantially in the form of Exhibit G and (ii) if requested by the Agent Certificate Holder and the Administrative Agent, opinions from such other counsel and covering such issues as they may reasonably request.

                  (t) Approval of Proposed Acquisition. Such Property shall have been disclosed to and approved by the Agent Certificate Holder and the Administrative Agent at least (a) five (5) years prior to the Expiration Date for such Uncompleted Property on which Improvements are to be made pursuant to this Agreement or (b) three (3) years prior to the Expiration Date for Improved Property.

                  (u) Construction Budget. The Administrative Agent and the Agent Lessor shall have received a construction budget for the applicable Property in such detail as is reasonably acceptable to the Administrative Agent and Agent Lessor.

All documents and instruments required to be delivered pursuant to this Section
6.1 shall be delivered at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, or at such other location as may be determined by the Agent Certificate Holder, the Administrative Agent and the Lessee.

         Section 6.2. Funding Dates. The obligations of the Agent Certificate Holder to make Advances with respect any specific Land on each Funding Date occurring after the Acquisition Date with respect to such Land, the obligation of the Certificate Holders to make available any related Certificate Holder Amount on such Funding Date, and the obligation of the Lenders to make available any related Loan on such Funding Date, are subject to satisfaction or waiver of the following conditions precedent:

                  (a) Funding Request. Each of the Administrative Agent and the Agent Certificate Holder shall have received a fully executed counterpart of the applicable Funding Request in accordance with
         Section 3.4. Each of the delivery of the Funding Request and the acceptance of the proceeds of such Advance shall constitute a representation and warranty by the Lessee that on the Funding Date (both immediately before and after giving effect to the making of such Advance and the application of the proceeds thereof), the statements made in Section 8.3 are true and correct in all material respects as though made on and as of such date, except to the extent such statements relate solely to an earlier date, in which case such statements shall have been true and correct in all material respects on and as of such earlier date.

                  (b) As-Completed Appraisal. At least ten (10) Business Days prior to (i) the Initial Construction Date, the Agent Certificate Holder and the Administrative Agent shall have received an As-Completed Appraisal of the relevant Property, in form and substance satisfactory to the Administrative Agent and the Agent Certificate Holder, which As-Completed Appraisal shall show that as of each of the Completion Date, the last day of the Basic Lease Term and the last day of any Renewal Term for the Property, the Fair Market Sales Value of the Land and the Improvements to be constructed thereon in accordance with the Plans and Specifications shall not be less than 100% of the sum of the Land Acquisition Cost and Estimated Improvement Costs and (ii) the Funding Date in the event the Property Balance, after giving effect to such Advance, would be greater than the Fair Market Sales Value for any date indicated in the As-Completed Appraisal delivered under clause (i) and subject to the Construction Agency Agreement, a subsequent As-Completed Appraisal which shall show that as of each of the Completion Date, the last day of the Basic Lease Term and the last day of any Renewal Term, the Fair Market Sales Value shall not be less than the Property Balance, with respect to such Land and Improvements after giving effect to such Advance.

                  (c) Intentionally Omitted

                  (d) Fees. All fees due and payable pursuant to this Participation Agreement shall have been paid.

                  (e) Representations and Warranties. On the applicable Funding Date, the representations and warranties of Lessee and the Guarantor in this Participation Agreement and in each of the other Operative Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (f) Litigation. On the applicable Funding Date, there shall not be any actions, suits or proceedings pending or, to the knowledge of Lessee and the Guarantor, threatened with respect to the Lessee or the Guarantor (i) that are reasonably likely to have a Material Adverse Effect, or (ii) that could reasonably be expected to have a Material Adverse Effect on the title to, or the use, operation or value of, the Property which is the subject of the current Advance.

                  (g) No Default. There shall not have occurred and be continuing any Lease Default or Lease Event of Default, and no Lease Default or Lease Event of Default will have occurred after giving effect to the making of the Advance requested by such Funding Request.

                  (h) Available Commitments. After giving effect to the applicable Advance, the conditions set forth in Sections 3.2 and 3.3 shall not be violated.

                  (i) Construction Costs. After giving effect to the applicable Advance, the estimated as yet unpaid cost to the Construction Agent of completing the Construction pursuant to the Construction Documents shall not exceed the Available Commitments, net of any portion of the Available Commitments that shall be allocated for Advances deemed to have been requested pursuant to Section 4.1(c).

                  (j) Taxes. All taxes, fees and other charges to be paid in connection with the execution, delivery, recording, filing and registration of the Operative Documents in connection with such Advance shall have been paid or provisions for such payment shall have been made by the Lessee to the reasonable satisfaction of the Agent Certificate Holder, the Administrative Agent, the Certificate Holders and the Lenders.

                  (k) Construction Budget. At least ten (10) Business Days prior to the Initial Construction Date, the Construction Agent shall have delivered a final construction budget and Plans and Specifications to the Administrative Agent and Agent Certificate Holder in such detail with respect to the Construction as the Administrative Agent and Agent Certificate Holder may reasonably request, and such construction budget shall be reasonably satisfactory to the Administrative Agent and the Agent Certificate Holder.

     Section 6.3. Conditions to Completion Date. The Completion Date with respect to any Uncompleted Property shall be deemed to have occurred for purposes of the Operative Documents on the earliest date on which each of the following events shall have occurred:

                  (a) the Construction for such Property shall have been substantially completed in accordance with the relevant Plans and Specifications and all Applicable Law;


                  (b) the Property shall be a wine production, distribution or storage facility and shall be ready for occupancy and use and all permits, including a Certificate of Occupancy, shall have been issued;

                  (c) the Lessee shall have provided to the Administrative Agent and the Agent Certificate Holder an updated title report and policies for such Property in form and substance reasonably satisfactory to each of the Administrative Agent and the Agent Certificate Holder and an As-Built Survey acceptable to the Administrative Agent; and

                  (d) the Agent Certificate Holder, the Administrative Agent, the Certificate Holders and the Lenders shall have received a Completion Certificate from the Construction Agent substantially in the form of Exhibit H hereto (a "Completion Certificate").


                                   ARTICLE VII

                                  DISTRIBUTIONS

         Section 7.1. Basic Rent. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Administrative Agent shall be distributed by the Administrative Agent to the Certificate

Holders and the Lenders pro rata in accordance with, and for application to, the Lender Basic Rent and Certificate Holder Basic Rent then due, as well as any overdue interest or Yield due to the Certificate Holders or the Lenders (to the extent permitted by Applicable Law) provided that if there is a shortfall in payment of Basic Rent, the Lenders shall be paid in full prior to any payment to the Certificate Holders.

     Section 7.2. Purchase Payments by the Lessees. Any payment received by the Administrative Agent as a result of:

                  (a) the purchase of any Property in connection with the exercise of the Purchase Option under Section 18.1 of the Master Lease or Section 5.5 of the Construction Agency Agreement, or compliance with the obligation to purchase (or cause its designee to purchase) all of the Property in accordance with Section 18.2 or 18.3 of the Master Lease, or

                  (b) compliance with the obligation to purchase all of the Property in accordance with Section 16.2(f) of the Master Lease, or

                  (c) failure to fulfill one or more of the conditions to exercise of the Remarketing Option with respect to any Property pursuant to Section 20.1 of the Master Lease and the receipt by the Lessors of the Lease Balance pursuant to the last paragraph of Section
         20.2 of the Master Lease, or

                  (d) the payment of the Property Cost with respect to any Property in accordance with Section 15.1 of the Master Lease or Section 4.3(a) of the Participation Agreement, or

                  (e) the payment of the Property Cost with respect to any Property in accordance with Section 5.3 of the Construction Agency Agreement shall be distributed by the Administrative Agent to the Certificate Holders and the Lenders pro rata without priority of one over the other, in the proportion that the Participant Balance of each of the Lenders and the Certificate Holders bears to the aggregate of all of the Participant Balances.

     Section  7.3.  Payment of Maximum  Recourse  Amounts.  In  accordance  with
Section 20.2(f) of the Master Lease upon the exercise of the Remarketing Option, the payment of the Maximum Recourse Amount to the Administrative Agent shall be distributed to the Lenders.

     Section 7.4. Sales Proceeds of Remarketing of the Property. Any payments received by the Administrative Agent as proceeds from the sale of each Property sold pursuant to the exercise of the Remarketing Option pursuant to Article XX of the Master Lease, together with any payment made as a result of an appraisal pursuant to Section 13.2, shall be distributed by the Administrative Agent in the funds so received in the following order of priority:

                  first, to the Lenders in an amount equal to the aggregate Loan Balance with respect to such Property in excess of the Maximum Recourse Amount for such Property shall be distributed to the Lenders for application to the Participant Balance of each Lender, pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders;

                  second, to the extent not previously paid as required by
         Section 7.3 hereof, an amount equal to the Lenders Maximum Recourse Amount shall be distributed to the Lenders as set forth in Section 7.3;

                  third, an amount equal to the aggregate Certificate Holder Balance shall be distributed to the Certificate Holders for application to pay in full the Participant Balance of each Certificate Holder, pro rata among the Certificate Holders without priority of one over the other in the proportion that the Participant Balance of each such Certificate Holder bears to the aggregate Participant Balances of all Certificate Holders, fourth, the balance, if any, shall be promptly paid to the Agent Certificate Holder to be distributed as provided in Section 20.2(h) of the Lease.


         Section 7.5. Supplemental Rent. All payments of Supplemental Rent received by the Administrative Agent (excluding any amounts payable pursuant to the preceding provisions of this Article VII) shall be distributed promptly by the Administrative Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

         Section 7.6.  Distribution  of Payments  after Lease Event of Default.
(a) During the continuance of a Lease Event of Default and subject to clause (b) below, all proceeds from the sale of the Property shall be distributed by the Administrative Agent in the following order of priority:

                  first, so much of such payment or amount as shall be required to pay or reimburse the Administrative Agent and the Agent Certificate Holder for any tax, fees, expense, indemnification or other loss incurred by the Administrative Agent or the Agent Certificate Holder (to the extent incurred in connection with any duties as the Administrative Agent or Agent Certificate Holder, as the case may be), shall be distributed to the Administrative Agent and the Agent Certificate Holder without priority of one over the other for their own accounts in accordance with the amount of such payment or amount payable to such Person;

                  second, so much of such payments or amounts as shall be required to pay the Lenders and the Certificate Holders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Lender and Certificate Holder without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                  third, to the Lenders for application to pay in full the Loan Balance, pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders;

                  fourth, an amount equal to the aggregate Certificate Holder Balance shall be distributed to the Certificate Holders for application to pay in full the Participant Balance of each Certificate Holder, pro rata among the Certificate Holders without priority of one over the other in the proportion that the Participant Balance of each such Certificate Holder bears to the aggregate Participant Balance of all Certificate Holders and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Certificate Holders without priority of one over the other in the proportion that the Participant Balance of each such Certificate Holder bears to the aggregate Participant Balances of all Certificate Holders;

                  fifth, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

         (b) All payments received and amounts realized by the Administrative Agent in connection with any Casualty or Condemnation during the continuance of a Lease Event of Default shall be distributed by the Administrative Agent as follows:

                   (i) in the event that the Agent Certificate Holder (at the direction of the Certificate Holders) and the Administrative Agent elect to pay all or a portion of such amounts to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 14.2 of the Master Lease, then such amounts shall be distributed to the Lessee, and

                  (ii) in the event that the Agent Certificate Holder (at the direction of the Certificate Holders) and the Administrative Agent elect to apply all or a portion of such amounts to the purchase price of the related Property in accordance with Section 14.2 and Article XV of the Master Lease, then such amounts shall be distributed in accordance with clause (a); provided however, that if such Casualty or Condemnation is with respect to a Property during the Interim Lease Term for such Property and such Property is not the subject of an Event of Loss Purchase, then such amounts shall be distributed as set forth in Section 7.8(a).

         (c) All amounts (other than amounts described in clause (a) or (b) above) received by the Administrative Agent during the continuance of a Lease Event of Default shall be distributed by the Administrative Agent as follows:

                  first, so much of such payment or amount as shall be required to pay or reimburse the Administrative Agent and the Agent Certificate Holder for any tax, fees, expense, indemnification or other loss incurred by the Administrative Agent or the Agent Certificate Holder (to the extent incurred in connection with any duties as the Administrative Agent or Agent Certificate Holder, as the case may be), shall be distributed to the Administrative Agent and the Agent Certificate Holder without priority of one over the other for their own accounts in accordance with the amount of such payment or amount payable to such Person;

                  second, so much of such payments or amounts as shall be required to pay the Lenders and the Certificate Holders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Lender and Certificate Holder without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                  third, to the Lenders for application to pay in full the Loan Balance, pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lenders bears to the aggregate Participant Balances of all Lenders;

                  fourth, to the Certificate Holders in an amount equal to the aggregate Certificate Holder Balance shall be distributed to the Certificate Holders for application to the Participant Balance of each Lessor, pro rata among the Certificate Holders without priority of one over the other in the proportion that the Participant Balance of each such Certificate Holder bears to the aggregate Participant Balances of all Certificate Holders and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Certificate Holders without priority of one over the other in the proportion that the Participant Balance of each such Certificate Holder bears to the aggregate Participant Balances of all Certificate Holders;

                  fifth, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

     Section 7.7. Casualty and Condemnation Amounts. Subject to Section 7.6(b), any amounts payable to the Administrative Agent as a result of a Casualty or Condemnation pursuant to Section 14.2 of the Master Lease and the Assignment of Lease and Construction Agency Agreement shall be distributed as follows:

                   (a) all amounts payable to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with
         Section 14.2(a) of the Master Lease shall be distributed to the Lessee, and

                   (b) all amounts that are to be applied to the purchase price of the related Property in accordance with Section 14.2(a) and Article XV of the Master Lease shall be distributed by the Administrative Agent to the Lenders and the Certificate Holders pro rata without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all of the Participant Balances.

         Section 7.8. Certain Interim Lease Term Payments. (a) Any payment or amount of (i) Construction Recourse Amount and/or Land Shortfall Amount received by the Administrative Agent or (ii) condemnation awards and casualty insurance proceeds received by the Administrative Agent with respect to any Property that is the subject of an Event of Loss Return or Construction Return during the Interim Lease Term thereof, shall be distributed by the Administrative Agent in the following order of priority:

                  first, to the Administrative Agents and Agent Certificate Holder pro rata in accordance with, and for application to, reimburse them for any costs and expenses (including costs of legal counsel) incurred in connection with obtaining such payment of Construction Recourse Amount and/or Land Shortfall Amount, engaging an Appraiser to appraise the Appraised Value of Uncompleted Properties and obtaining such condemnation awards and casualty insurance proceeds;

                  second, to the extent not concurrently paid by the Lessee, to the Lenders for application to pay in full all accrued and unpaid interest on Loans made with respect to such Property;

                  third, to the Lenders for application to pay in full the outstanding Loans made with respect to such Property;

                  fourth, to the Certificate Holders for application to pay in full all accrued and unpaid Yield on Certificate Holder Amounts made with respect to such Property;

                  fifth, to the Certificate Holders for application to pay in full the outstanding Certificate Holder Amounts made with respect to such Property;

                  sixth, to the Administrative Agents, Agent Certificate Holder and the Participants pro rata in accordance with, and for application to, reimburse such Persons for any costs and expenses (including costs of legal counsel, Construction Costs, Completion Costs and Construction Termination Costs) incurred in connection with such Property;

                  seventh, the balance, if any, shall be held by the Administrative Agent in the Account as collateral security for the Lessee's performance of its obligations under the Operative Documents; and

                  eighth, the balance, if any shall be promptly distributed to, or as directed by, the Lessee.

         (b) Any payment or amount (other than any such payment or amount described in clause (a) above) received by the Administrative Agent with respect to any Uncompleted Property (including any proceeds received from the sale or reletting of any Uncompleted Property) following (i) a Construction Agency Agreement Event of Default for which recourse to the Lessee and Construction Agent is limited as set forth in Section 5.4 of the Construction Agency Agreement or (ii) an Event of Loss Return with respect to any Uncompleted Property, shall be distributed by the Administrative Agent in the following order of priority:

                  first, to the Administrative Agent and Agent Certificate Holder to pay in full all costs and expenses (including costs of legal counsel) incurred in connection with such sale or reletting, all Completion Costs and Construction Termination Costs incurred by the Administrative Agent and Agent Certificate Holder (to the extent not previously or concurrently paid or reimbursed by the Lessee or Construction Agent) and all other costs and expenses incurred by the Administrative Agent and Agent Certificate Holder in connection with such Property (including without limitation, any costs incurred in connection with the construction of Improvements);

                 second, to the Participants pro rata in accordance with, and for application to pay in full, all accrued and unpaid interest and Yield then due and owing;

                  third, to the Lenders pro rata in accordance with, and for application to pay in full, all outstanding Loans made with respect to Uncompleted Properties;

                  fourth, to the Certificate Holders pro rata in accordance with, and for application to pay in full, all outstanding Certificate Holders Amounts made with respect to Uncompleted Properties;

                  fifth, to the Participants pro rata in accordance with, and for application to, reimburse such Persons for any costs and expenses (including costs of legal counsel) incurred in connection with such Property;

                  sixth, the balance, if any shall be held by the Administrative Agent in the Account as collateral security for the Lessee's and Construction Agent's performance of their respective obligations under the Operative Documents; and

                  seventh, the balance, if any shall be promptly distributed to, or as directed by, the Lessee.

         (c) All amounts (other than amounts described in clause (a) or (b) above) received by the Administrative Agent during the continuance of a Construction Agency Agreement Event of Default not constituting a Lease Event of Default (it being understood that all amounts received during the continuance of a Lease Event of Default shall be distributed as set forth in Section 7.6) shall be distributed by the Administrative Agent in the following order of priority:

                  first, so much of such payment or amount as shall be required to reimburse the Agent and Agent Certificate Holder for (x) any tax, expense or other loss incurred by the Administrative Agent or the Agent Certificate Holder (to the extent not previously reimbursed and to the extent incurred in connection with any duties as the Administrative Agent or Agent Certificate Holder, as the case may be), (y) any amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents and any unpaid ongoing fees of the Administrative Agent or the Agent Certificate Holder and (z) costs and expenses (including costs of legal counsel) incurred in connection with any sale or reletting of Uncompleted Properties, and all Completion Costs and Construction Termination Costs incurred by the Agents (to the extent not previously or concurrently paid or reimbursed by the Lessee or Construction Agent) and all other costs incurred in connection with Uncompleted Properties (including, without limitation, any costs incurred in connection with the construction of Improvements), shall be distributed to the Administrative Agent and the Agent Certificate Holder without priority of one over the other in accordance with the amount of such payment or amount payable to such Person;

                  second, so much of such payments or amounts as shall be required to pay the Lenders and the Certificate Holders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Lender and Certificate Holder without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                  third, to the Participants pro rata in accordance with, and for application to pay in full, all accrued and unpaid interest and Yield then due and owing;

                  fourth, to the Lenders pro rata in accordance with, and for application to pay in full, all outstanding Loans made with respect to Uncompleted Properties;

                  fifth, to the Certificate Holders pro rata in accordance with, and for application to pay in full, all outstanding Certificate Holders Amounts made with respect to Uncompleted Properties;

                  sixth, to the Participants pro rata in accordance with, and for application to, reimburse such Persons for any costs and expenses (including costs of legal counsel) incurred in connection with such Property;

                  seventh, the balance, if any shall be held by the Administrative Agent in the Account as collateral security for the Lessee's and Construction Agent's performance of their respective obligations under the Operative Documents; and

                  eighth, the balance, if any shall be promptly distributed to, or as directed by, the Lessee.

         Section 7.9. Other Payments. (a) Except as otherwise provided in Sections 7.1, 7.2, 7.6 and clause (b) below, any payment received by the Administrative Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article VII (including any balance remaining after the application in full of amounts to satisfy any expressed provision) shall be distributed pro rata among the Lenders and the Certificate Holders without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all the Participant Balances; provided that if there is any shortfall in a payment, the Lenders shall be paid prior to the Certificate Holders.

         (b) Except as otherwise provided in Sections 7.1, 7.2 and 7.6, all payments received and amounts realized by the Administrative Agent or the Agent Certificate Holder under the Master Lease or otherwise with respect to the Properties to the extent received or realized at any time after the indefeasible payment in full of the Participant Balances of all of the Lenders and the Certificate Holders and any other amounts due and owing to the Lenders or the Certificate Holders, shall be distributed forthwith by the Administrative Agent or the Agent Certificate Holder, as the case may be, in the order of priority set forth in Section 7.6(a).

         (c) Except as otherwise provided in Sections 7.1 and 7.2, any payment received by the Administrative Agent or the Agent Certificate Holder for which provisions as to the application thereof is made in an Operative Document but not elsewhere in this Article VII shall be distributed forthwith by the Agent Certificate Holder or the Administrative Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

        Section 7.10. Order of Application. To the extent any payment made to any Lender or any Certificate Holder pursuant to Sections 7.2, 7.3, 7.4, 7.6, 7.7, 7.8 or 7.9 is insufficient to pay in full the Participant Balance of such Lender or Certificate Holder, then each such payment shall first be applied to accrued interest or Yield and then to principal on the Loans or the Certificate Holder Amounts, as applicable.

     Section 7.11. Payments to Account. All payments made to the Administrative Agent pursuant to the Operative Documents shall be made to the Account.


                                  ARTICLE VIII

                                 REPRESENTATIONS

         Section 8.1. Representations of the Participants. Each Participant represents and warrants to each other Participant, the Agent Certificate Holder, the Administrative Agent (provided that during the Interim Lease Period such representations and warranties with respect to the relevant Uncompleted Property shall run solely in favor of the Lessor Trust) and the Lessee that:

                  (a) ERISA. Such Participant is not and will not be making its Loans or funding its Certificate Holder Amounts hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in
         Section 4975(e)(1) of the Code).

                  (b) Status. Such Participant meets at least one of the definitions (other than as a "Certificate Holder" or a "Lender") of the term "Eligible Assignee."

                  (c) Securities. Each Participant is participating in the Transactions for its own account and not with a view toward redistribution; provided that disposition of its rights hereunder shall remain in its control and the foregoing shall not affect the ability of any Participant to assign or sell participations in its rights in accordance with the Operative Documents.

         Section 8.2. Representations of the Lessee and the Guarantors. The Lessee and the Guarantor each hereby represent and warrant to each Participant, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder and the Administrative Agent (provided that during the Interim Lease Term such representations and warranties with respect to the relevant Uncompleted Properties shall run solely in favor of the Lessor Trust), as to itself, that:

                  (a) Lessee and Guarantor Organization; Powers. The Lessee and Guarantors each (i) is a corporation duly organized, validly existing and in good standing under the laws of California, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted,
         (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Operative Documents and each other agreement or instrument, if any, contemplated thereby to which it is or will be a party hereunder, and (v), with respect to Lessee, has its chief executive office located at 841 Latour Court, Napa, California 94558.

                  (b) Authorization. The execution, delivery and performance by Lessee and the Guarantor of each of the Operative Documents to which it is a party (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or bylaws of Lessee or the Guarantor, (y) any order, writ, ruling, injunction or decree of any Governmental Authority binding on it or (z) any provision of any indenture, agreement or other instrument to which Lessee or the Guarantor is a party or by which either of such, or any of their property is or may be bound except for violations which, in the case of clauses (y) and (z), would not have a Material Adverse Effect, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument except for breaches or defaults which would not have a Material Adverse Effect or
         (C) result in the creation or imposition of (or the obligation to create or impose) any Lien upon or with respect to any property or assets now owned or hereafter acquired by Lessee or any Guarantor except pursuant to the Operative Documents.

                   (c) Enforceability. (i) This Participation Agreement has been duly executed and delivered by the Lessee and the Guarantor and constitutes, and each other Operative Document to which Lessee or the

         Guarantor is a party when executed and delivered by such party will constitute, a legal, valid and binding obligation of Lessee or the Guarantor enforceable against such in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (ii) If the transactions are treated as creating a
                  secured loan to Lessee, as is the intent of the parties hereto, each of the Lessor Financing Statements, the Lessor Mortgage and the Lease Supplements, if any, creates, or upon their execution, recordation and filing will create valid security interests in and mortgage liens on the Property purported to be covered thereby, which security interests and mortgage liens are, and will remain to the extent appropriate UCC continuation filings are made, perfected security interests and mortgage liens, prior to all Liens other than Permitted Property Liens.


                  (d) Governmental and Other Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or any third party is or will be required in connection with the activities of Lessee and the Guarantor pursuant to the Transactions or the enforceability of any Operative Document against either Lessee or the Guarantor to which Lessee or the Guarantor is a party, except such as have been made or obtained and are in full force and effect.

                  (e) Financial Statements. RMC has heretofore furnished to the Administrative Agent, the Agent Certificate Holder and each Participant with the following financial statements, identified by a principal financial officer of RMC: (i) a consolidated balance sheet of RMC and its Subsidiaries as at fiscal year end in each of the three fiscal years of RMC most recently completed prior to the date as of which this representation is made or repeated to such Participant (other than fiscal years completed within ninety (90) days prior to such date for which audited financial statements have not been released) and consolidated statements of operations and cash flows and a consolidated statement of capital stock and retained earnings of RMC and its Subsidiaries for each such year, all reported on by PricewaterhouseCoopers LLP (or any other independent public accounting firm of recognized national standing) and (ii) a consolidated balance sheet of RMC and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to such date and after the end of such fiscal year (other than quarterly periods completed within 60 days prior to such date for which financial statements have not been released) and the comparable quarterly period in the preceding fiscal year and consolidated statements of operations and cash flows and a consolidated statement of capital stock and retained earnings for the period from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly period, prepared by RMC. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of RMC and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of RMC and its Subsidiaries as at the dates thereof, and the statements of operations, capital stock and retained earnings and cash flows fairly present the results of the operations of RMC and its Subsidiaries and their cash flows for the periods indicated.

                  (f) Intentionally Omitted

                  (g) Title to Properties. RMC and each of its Subsidiaries, including Lessee, has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the most recent audited balance sheet referred to in Section 8.2(e) (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 10.2(a).

                  (h) Intentionally Omitted

                  (i) Litigation; Compliance with Laws. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Lessee or the Guarantor, threatened against the Lessee or the Guarantor or any of the Subsidiaries, or any properties or rights of the Lessee or the Guarantor or any of the Subsidiaries, by or before any court, arbitrator or administrative or governmental body that could be reasonably expected to result in a Material Adverse Effect.

                  (j) Federal Reserve Regulations. (i) neither Lessee nor the Guarantor is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                           (ii) No part of the proceeds of any Advance will be
                  used by the Lessee, whether directly or indirectly, and whether immediately, incidentally or ultimately, (A) to the purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or
                  (B) for any purpose which entails a violation of, or which is inconsistent with the provisions of the Regulations of the F.R.S. Board, including Regulation U or X.

                  (k) Governmental Regulation. Neither Lessee nor the Guarantor is an "investment company" or a company "controlled" by an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or subject to regulation under the Public Utility Holding Company Act of 1935.

                  (l) Use of Proceeds. The proceeds of each Advance will be used only for the purpose of financing the acquisition of Land or leasehold interests therein (and Improvements existing thereon, if any) and, the payment of Property Improvement Costs incurred in connection therewith.

                  (m) Tax Returns. The Lessee, RMC and each of the Subsidiaries has filed all federal, state and other income tax returns which, to the actual knowledge of the officers of the Lessee, RMC and the Subsidiaries, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes (i) as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP or (ii) the non-payment of which (a) could not be reasonably expected to have a Material Adverse Effect, and (b) does not result in the creation of any Lien other than Liens permitted by Section 10.2(b) hereof.

                  (n) No Misstatements. Neither the Operative Documents nor any other document, certificate or statement furnished to the Participant by or on behalf of the Lessee or the Guarantor in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not Materially misleading.

                  (o) ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer
         Plan). No liability to the PBGC has been or is expected by RMC or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by RMC, any Subsidiary or any ERISA Affiliate which would have a Material Adverse Effect. Neither RMC, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of RMC and its Subsidiaries taken as a whole. The execution and delivery of the Operative Documents and the consummation of the Transactions will be exempt from or will not involve any transaction which is subject to the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code.

                  (p) Environmental Compliance. The Lessee, RMC and the Subsidiaries and all of their respective properties and facilities have complied (or upon knowledge of a violation, have taken such steps as are necessary to comply) at all times and in all respects with all applicable foreign, federal, state, local and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations relating to protection of the environment except, in any such case, where failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

                  (q) Offer of Securities, etc. Neither Lessee, RMC nor any Person authorized to act on their behalf has, directly or indirectly, offered any interest in the Property or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property), for sale to, or solicited any offer to acquire any of the same from, any Person other than each initial Participant and the Administrative Agent, the Agent Certificate Holder and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission); provided that the sale and the offer of sale of interests in RMC shall not be deemed a direct or indirect offer of any interest in the Property for the purposes of this subsection.

                  (r) Property. The Property as improved in accordance with the Plans and Specifications and the contemplated use thereof by the Lessee and its agents, assignees, employees, lessees, sublessees, licensees, tenants and subtenants shall be in material compliance with all Requirements of Law (including, without limitation, all zoning and land use laws and Environmental Laws) and Insurance Requirements, except for such Requirements of Law as it shall be contesting in good faith by appropriate proceedings. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to Lessee's actual knowledge, threatened with respect to it, or the Property which materially adversely affects the title to, or the use, operation or value of, the Property except as has been previously disclosed to the Agent Certificate Holder and Administrative Agent in writing.

                  (s) Plans and Specifications. Upon completion of construction for each Property, all utilities required to adequately service the applicable Improvements for the Property's intended use as a wine production, distribution or storage facility will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). No undisclosed casualty has had a Material Adverse Effect on any Property. Upon completion of construction for each Property, the Property will have available all Material services of public facilities and other utilities necessary for use and operation of the Property for its intended purpose as a wine production, distribution or storage facility including, without limitation, adequate water and electricity. All utilities serving the Property or proposed to serve the Property in accordance with the Plans and Specifications are located in, and access to the Property is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. All Material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Material on, at, under or from the Property during the construction of the Improvements thereon, and (y) construction of the Improvements on the Property in accordance with the Plans and Specifications and the Construction Agency Agreement have either been irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable. Prior to any Advance with respect of the Land or Improvements, the Lessee has obtained (or will obtain prior to the Completion Date) all appropriate Governmental Action, and has and will keep in full force and effect, all material operating permits necessary to allow for the Property to be operated in accordance with its intended use.

                  (t) Deed. With respect to the acquisition by purchase of the Property on the Acquisition Date, the Deed will be sufficient to convey good and marketable title to the Property (subject to the Permitted Property Liens) to the Lessor Trust. With respect to the acquisition by ground lease of the Property on the Acquisition Date, the ground lease will be sufficient to convey good and marketable leasehold title to the Property (subject to Permitted Property Liens) to the Lessor Trust.

                  (u) Insurance. Lessee will, on or before the Acquisition Date, have obtained insurance coverage covering the Property which meets the requirements of the Master Lease, and such coverage is in full force and effect.

                  (v) Flood Hazard Areas. Except as otherwise identified on the applicable survey, plat or map delivered pursuant to Section 6.1(p), no portion of the Property will be located within an area identified as a special flood hazardous area by the Federal Emergency Management Agency.

                  (w) Solvency. The Guarantor and the Lessee are Solvent.

                  (x) Intentionally Omitted.


                  (y) Conflicting Agreements and Other Matters. Neither the Lessee, RMC nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which has a Material Adverse Effect. None of the execution and delivery of this Participation Agreement or any other Operative Document, the making of the Loans or the fulfillment of or compliance with the terms and provisions hereof and of the other Operative Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Lessee, RMC or any of the Subsidiaries pursuant to, the charter or by-laws of the Lessee, RMC or any of the Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Lessee, RMC or any of the Subsidiaries is subject.

         Section 8.3. Representations with Respect to each Funding Date and the Acquisition Date. The Lessee and the Guarantor each represents and warrants to the Administrative Agent, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder and each Participant as of each Funding Date and the Acquisition Date, as to itself, as follows:

                  (a) Representations and Warranties. Its representations and warranties set forth in Section 8.2 are true and correct in all material respects on and as of such Funding Date and the Acquisition Date, as the case may be, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. It is in compliance with its obligations under the Operative Documents and there exists no Lease Default or Lease Event of Default. No Lease Default or Lease Event of Default will occur as a result of, or after giving effect to, the Advance requested by the Funding Request on such date.

                  (b) Improvements. The Construction of the Improvements, to the best knowledge of the Construction Agent and Lessee, has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications therefor in all material respects and in compliance with all Insurance Requirements and Requirements of Law.

                  (c) Liens. Lessee has not permitted any Liens to be placed against the Property other than Permitted Property Liens.

                  (d) Advance. The amount of the Advance requested represents amounts advanced or to be advanced by the Construction Agent to third parties in connection with Land Acquisition Costs or Property Improvement Costs. With respect to each Advance, the conditions precedent to such Advance and the related Certificate Holder Amounts and Loans set forth in Article VI have been satisfied.

     Section 8.4. Warranties and Representations of the Owner Trustee. First Security Bank, National Association warrants and represents in its individual capacity notwithstanding the provisions of Section 15.19 hereof or any similar provision of any other Operative Document, that:

                  (a) First Security Bank, National Association

                           (i) is a national banking association and has the
                  capacity to act as trustee of a trust which owns real property located in the State of California;

                           (ii) has the corporate power and authority to enter
                  into and perform its obligations under the Trust Agreement and this Participation Agreement; and

                           (iii) has full right, power and authority under the
                  Trust Agreement to enter into and perform its obligations, as Owner Trustee on behalf of the Lessor Trust, under the Operative Documents.

                  (b) There are no actions or proceedings pending, or to the knowledge of First Security Bank, National Association, threatened, against or affecting First Security Bank, National Association in or before any Governmental Authority which, if adversely determined, would materially and adversely affect the Trust Estate or would call into question the right, power and authority of First Security Bank, National Association to enter into or perform the Trust Agreement and each Operative Documents to which it is a party.

                  (c) The Trust Estate will be free and clear of any liens and encumbrances which result from claims against First Security Bank, National Association in its individual capacity. First Security Bank,

         National Association, in its individual capacity, has not by affirmative act, conveyed any interest in the Trust Estate to any Person or subjected the Trust Estate to any Lien, and will not do so by affirmative act.

                  (d) The Trust Agreement and (insofar as it is entering into this Participation Agreement in its individual capacity) this Participation Agreement have been duly authorized by all necessary corporate action on the part of First Security Bank, National Association, have been duly executed and delivered by First Security Bank, National Association and constitute the valid and binding obligations of First Security Bank, National Association enforceable against First Security Bank, National Association in accordance with the terms thereof, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (e) Neither any relationship between First Security Bank, National Association and any other Person, nor any circumstance in connection with the execution and delivery of the Trust Agreement or this Participation Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of First Security Bank, National Association in connection with the execution and delivery of the Trust Agreement or this Participation Agreement other than as contemplated by the Operative Documents.

                  (f) The execution and delivery of the Trust Agreement and this Participation Agreement and compliance by First Security Bank, National Association with all of the provisions thereof do not and will not contravene any federal law of the United States of America or any law of the States of Utah or California regulating the banking or trust activities or business of First Security Bank, National Association, or any order of any Governmental Authority applicable to or binding on First Security Bank, National Association or its articles of association or its by-laws.

                  (g) The Operative Documents to which Owner Trustee is a party have been duly executed and delivered by the Owner Trustee and the Operative Documents to which Lessor Trust is a party have been duly executed and delivered by Owner Trustee on behalf of Lessor Trust.

                  (h) Both First Security Bank, National Association's chief executive office and the place where its active records concerning the Project and the Lessor Trust are kept are located in 79 South Main Street, Salt Lake City, Utah 84111.

     Section 8.5. Warranties and Representations of the Lessor Trust. The Lessor Trust warrants and represents that:

                  (a) The Lessor Trust is a grantor trust duly formed by a valid, binding and effective declaration of trust by Agent Certificate Holder and the Owner Trustee and has all requisite power and authority under the Trust Agreement to execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party.

                  (b) The Operative Documents to which it is, or will be, a party are duly authorized pursuant to the Trust Agreement and such Operative Documents have been duly executed and delivered by the Lessor Trust, and constitute, and each other Operative Document to which Lessor Trust is a party when executed and delivered by Lessor Trust will constitute, the valid and binding obligations of the Lessor Trust enforceable against the Lessor Trust in accordance with the respective terms thereof, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c) The Lessor Trust is not in violation of any term of any of the Operative Documents.

                  (d) Neither the execution and delivery of the Operative Documents, the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions thereof nor any circumstance in connection with the issuance of the Certificates will require consent, approval, authorization, filing, registration or qualification under or conflict with or violate any Applicable Law having jurisdiction over the Lessor Trust or any of the Property of the Lessor Trust, except as contemplated by the Operative Documents.

                  (e) The Lessor Trust has not by affirmative act conveyed any interest in the Trust Estate to any Person or subjected the Trust Estate to any Lien except pursuant to the Operative Documents, and will not do so by affirmative act.

                  (f) On the date hereof, the Lessor Trust is "located" (as defined in ss.9-103(3)(d) of the Uniform Commercial Code) at 79 South Main Street, Salt Lake City, Utah 84111.

                  (g) Neither the Lessor Trust nor any Person authorized by the Lessor Trust to act on its behalf has offered or sold any interest in the Lease, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than the Agent Certificate Holder, Administrative Agent and the Participants, and neither the Lessor Trust nor any Person authorized by the Lessor Trust to act on its behalf will take any action which would subject the issuance or sale of any interest in the Lease or the Property to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

                  (h) The Lessor Trust is a single purpose entity whose sole purpose is the leasing and ownership of the Property and related purposes and whose sole asset will be the Property and ancillary rights.


                                   ARTICLE IX

                           PAYMENT OF CERTAIN EXPENSES

         The Lessee agrees, for the benefit of the Arranger, the Lessor Trust, the Owner Trustee, the Trust Company, the Agent Certificate Holder, the Administrative Agent, the Certificate Holders and the Lenders, that:

         Section 9.1. Transaction Expenses. (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions on the Documentation Date, the Acquisition Date and each Funding Date to the extent provided herein; provided, however, that, if the Lessee has not received written invoices therefor at least two (2) Business Days prior to such date, such Transaction Expenses shall be paid within thirty (30) days after the Lessee has received written invoices therefor.

         (b) The Lessee shall pay or cause to be paid (i) all Transaction Expenses incurred by the Agent Certificate Holder, Lessor Trust, Owner Trustee, the Trust Company, the Administrative Agent or the Arranger in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, in each case which have been requested by the Lessee, (ii) all Transaction Expenses incurred by the Arranger, the Agent Certificate Holder, Lessor Trust, Owner Trustee, the Trust Company, the Administrative Agent, the Lenders or the Certificate Holders in connection with the purchase of the Property by Lessee or other Person pursuant to Articles XVIII and XXI of the Master Lease or pursuant to the Construction Agency Agreement and (iii) after the occurrence and during the continuance of a Lease Event of Default or a Construction Agency Event of Default, all Transaction Expenses incurred by any of the Participants, the Agent Certificate Holder, Lessor Trust, Owner Trustee, the Trust Company, the Administrative Agent or the Arranger in respect of enforcement of any of their rights or remedies against the Lessee or the Guarantor in respect of the Operative Documents.

         Section 9.2. Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excise, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents; provided that Lessee shall be entitled to reimbursement therefor hereunder.

         Section 9.3. Loan Agreement and Related Obligations. Subject to the limitations on recourse with respect to each Uncompleted Property during the Interim Lease Period set forth in the Construction Agency Agreement, if a Lease Event of Default has occurred and is continuing, the Lessee shall pay, without duplication of any other obligation of any Lessee or the Lessee to pay any such amount under the Operative Documents, before the due date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Agent Certificate Holder, Lessor Trust, Owner Trustee, the Trust Company, Administrative Agent or any of the Lenders or Certificate Holders under the Loan Agreement and the Assignment of Lease and Rent and the Construction Agency Agreement Assignment.


                                    ARTICLE X

                         OTHER COVENANTS AND AGREEMENTS

        Section 10.1. Affirmative Covenants of Lessee and the Guarantor. The Lessee and the Guarantor covenants and agrees with the Lessee, Arranger, the Agent's Certificate Holder, Lessor Trust, Owner Trustee, the Administrative Agent, the Certificate Holders and the Lenders that, so long as this Participation Agreement shall remain in effect or the principal or interest on any Loan, any Certificate Holder Amount or Yield thereon, or any fees or any other expenses or amounts payable under an Operative Document shall be unpaid and until all Commitments shall have been permanently terminated, unless the Required Participant shall otherwise consent in writing, the Lessee and the Guarantor will:

                  (a) Corporate Existence, Etc. Preserve and keep in full force and effect, and will cause each Material Subsidiary to preserve and keep in full force and effect, its corporate existence and all licenses and permits necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect, provided that the foregoing shall not prevent any transaction permitted by Section 10.2.

                  (b) Insurance. Maintain, and will cause each of its Material Subsidiaries to maintain, insurance coverage by financially sound and reputable insurers and in such forms and amounts and against such risks as are consistent with RMC's insurance practices existing on the Closing Date.

                  (c) Taxes, Claims for Labor and Materials; Compliance with Laws. (i) Promptly pay and discharge, and will cause each of its Material Subsidiaries promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon it or such Material Subsidiary, respectively, or upon or in respect of all or any part of its property or business or of such Material Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any of its property or such Material Subsidiary; provided it or such Material Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (1) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any of its property or such Material Subsidiary or any material interference with the use thereof by it or such Material Subsidiary, and (2) it or such Material Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto.

                           (ii) Promptly comply and will cause each of its
                  Material Subsidiaries to promptly comply with all laws, ordinances or governmental rules and regulations to which it is subject, including, without limitation, ERISA and all Environmental Laws, the violation of which could have a Material Adverse Effect or would result in any Lien not permitted hereunder.

                  (d) Intentionally Omitted.

                  (e) Nature of Business. Neither Lessee, the Guarantor nor any of their respective Material Subsidiaries will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by Lessee, the Guarantor and their Material Subsidiaries would be Materially changed from the general nature of the business engaged in by Lessee, the Guarantor and their Material Subsidiaries on the date hereof.

                  (f) Visitation Rights. At any reasonable time and from time to time upon reasonable prior notice, permit the Lenders and Certificate Holders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of the Lessee, the Guarantor and any of their subsidiaries, and to discuss the affairs, finances and accounts of the Lessee, the Guarantor and any of their subsidiaries with any of their respective officers or directors.

                  (g) Financial Information. Provide the following information and statements and such additional information as may be requested by the Lenders or Certificate Holders from time to time:

                           (i) Within 120 days of RMC fiscal year-end, annual
                  consolidated financial statements of RMC which are audited (with an opinion satisfactory to the Lenders and Certificate Holders) by a Certified Public Accountant acceptable to the Lenders and Certificate Holders and which include, without limitation, consolidated balance sheets as of the end of such year and consolidated statements of income for such year.

                           (ii) Within 90 days of the last day of each calendar
                  quarter, except for the last quarter, RMC's quarterly consolidated financial statements which are certified by RMC's Chief Financial officer or other qualified officer and which include, without limitation, consolidated balance sheets, consolidated statements of income, comparable statements for the corresponding quarter of the prior year along with a Compliance Certificate substantially in the form of Exhibit M. Each of the foregoing statements and reports shall include comparative data comparing, to the extent such data is available, actual results to the plan for such quarter.

                           (iii) Within 30 days after the filing with the
                  Securities and Exchange Commission, RMC's Form 10-K Annual Report, From 10-Q Quarterly Report and 8-K Current Report.

                           (iv) Promptly upon the Lenders' or Certificate
                  Holders' request(s), such other statements, lists of property and accounts, budgets, forecasts or reports as the Lenders or Certificate Holders may from time to time request.

                  (h) Consolidated Funded Debt Maintenance Ratio. Maintain at all times a ratio of Consolidated Funded Debt to Consolidated Total Capitalization of less than or equal to 0.65 to 1.0.

                  (i) Consolidated Adjusted Net Worth. Maintain at all times Consolidated Adjusted Net Worth at an amount not less than the sum of
         (a) $215,000,000 plus (b) 25% of Consolidated Net Income for each Specified Fiscal Period ending after December 31, 1999, provided that notwithstanding that Consolidated Net Income for any elapsed Specified Fiscal Period may be a deficit figure, no reduction as a result thereof shall be made in the sum to be maintained pursuant hereto.

                  (j) Fixed Charges Coverage Ratio. Maintain at all times the ratio of Consolidated Net Income Available for Fixed Charges for the immediately preceding four fiscal quarter period to Consolidated Fixed Charges less a reasonable estimate of capitalized interest included in the depreciation expenses used to arrive at the Consolidated Net Income for such four fiscal quarter period at not less than 1.50 to 1.0.

                  (k) Consolidated Total Liabilities to Consolidated Adjusted Net Worth Ratio. Maintain on a consolidated basis, as of the last day of each fiscal quarter, a ratio of Consolidated Total Liabilities to Consolidated Adjusted Net Worth of not more than 2.00:1.0.

                  (l) Management and Policies. Robert Mondavi, R. Michael Mondavi, Timothy Mondavi, Marcia Mondavi Borger and their respective spouses and the issue of Robert Mondavi shall at all times control and direct the management and policies of RMC.

        Section 10.2. Negative Covenants of Lessee and the Guarantor. The Lessee and the Guarantor covenants and agrees with the Lessee, the Arranger, the Agent Certificate Holder, Lessor Trust, Owner Trustee, the Administrative Agent, the Certificate Holders and the Lenders that, so long as this Participation Agreement shall remain in effect or the principal or interest on any Loan, any Certificate Holder Amount or Yield thereon, or any fee or any other expenses or amounts payable under any Operative Documents shall be unpaid, and until all Commitments shall have been permanently terminated, unless the Required Participants shall otherwise consent in writing, the Lessee and the Guarantor will not:

                  (a) Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its property, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person or entity, except:

                           (i) existing Liens at the time of the issuance of the
                  Loans or Certificate Holders Amounts;

                           (ii) Liens created by or resulting from any
                  litigation or legal proceeding which are currently being contested in good faith by appropriate proceedings unless the judgment they secure shall not have been stayed, bonded or discharged within 60 days;

                           (iii) other Liens incidental to the normal conduct of
                  the business of RMC or any Subsidiary or the ownership of its property which are not incurred in connection with the incurrence of Indebtedness and which do not in the aggregate materially impair the use of such property in the operation of the business of RMC or any Subsidiary or the value of such property for the purposes of such business.

                           (iv) pledges or deposits to secure obligations under
                  workers compensation laws or similar legislation to secure public or statutory obligations of RMC or any Subsidiary;

                           (v)(a) any Lien, including capitalized leases, on
                  property or in rights relating thereto to secure any rights granted with respect to such property in connection with the financing of all or a part of the purchase price or the cost of the construction, extension or improvement of new or existing property created contemporaneously with, or within 270 days after, such acquisition, extension, improvement or the completion of such construction; (b) any Lien on property existing on such property at the time of acquisition thereof, whether or not the Indebtedness secured thereby is assumed by RMC or any Subsidiary or (c) any Lien existing on the property or outstanding shares or Indebtedness of a corporation at the time such corporation is merged into or consolidated with RMC or at the time of a sale, lease or other disposition of the properties or outstanding shares or Indebtedness of a corporation or firm as an entirety to RMC or any Subsidiary;

                           (vi) Liens for taxes or assessments or other
                  governmental charges or levies, either (i) not yet due or payable or (ii) which are currently being contested in good faith by appropriate proceedings;

                           (vii) Liens securing Indebtedness of a Subsidiary
                  owing to RMC;

                           (viii) notwithstanding the restrictions provided
                  herein, RMC or any of its Subsidiaries may create, issue, incur or assume Liens and secured Indebtedness not otherwise permitted by (i) through (vii) above provided that the sum of:
                  (a) such Liens or secured Indebtedness incurred solely under this clause (viii); and (b) the amount of Indebtedness incurred solely under (v) of the provision on Subsidiary Restrictions (section 10.02(b)) does not exceed an amount equal to 10% of Consolidated Total Assets;

                           (ix) the extension, renewal or replacement of any
                  Lien permitted by the foregoing in respect of the same property subject to such Lien (without increase of principal amount of the Indebtedness secured thereby); and

                           (x) Liens securing any Indebtedness of Lessee or
                  Guarantor or any of their Subsidiaries to secure the Obligations.

                  (b) RMC's Subsidiaries (except RME) may not issue, incur or assume any Indebtedness, except Indebtedness which is:

                           (i) owed to RMC or another Subsidiary;

                           (ii) existing Indebtedness of a Subsidiary
                  outstanding at the time of the issuance of the Loans and Certificate Holder Amounts;

                           (iii) any Indebtedness secured by Liens permitted to
                  be incurred under clause (v) of section 10.02(a);

                           (iv) any Indebtedness outstanding when such entity
                  becomes a Subsidiary or is merged or consolidated with another Subsidiary;

                           (v) notwithstanding the restrictions provided herein,
                  Subsidiaries may issue, incur or assume additional Indebtedness not otherwise permitted by (i) through (iv) above provided that the sum of such Indebtedness incurred solely under this clause (v) and Indebtedness incurred solely under clause (viii) of section 10.02(a) does not exceed an amount equal to 10% of Consolidated Total Assets; and

                           (vi) renewals, extensions and refundings of
                  Indebtedness permitted by the foregoing provided that the outstanding amount of Indebtedness is not increased.

                  Notwithstanding Section 10.02(a) and (b), RMC shall not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of their inventory, accounts receivable or general intangibles as defined by Division 9 of the California Commercial Code, except the Liens set forth in subsections 10.02(a)(ii), (iii), (iv) and (vi). In the event that any property, asset or income or profits therefrom is subject to a Lien not expressly enumerated in Section 10.02(a), RMC will make or cause to be made provision whereby the Loans, Certificate Holders Amounts and this Participation Agreement will be secured equally and ratably with all other Debt secured thereby and property subject to such Lien.

                  (c) Mergers, Consolidations and Sales of Assets. RMC will not, and will not permit any of its Material Subsidiaries to (i) consolidate with or be a party to a merger with any other corporation except in the case of a merger or consolidation where RMC or the Material Subsidiary is the surviving corporation, or (ii) sell, lease or otherwise dispose of all or substantially all of the assets of RMC and its Material Subsidiaries, taken as a whole, to any other Person.

                  (d) Change in Ownership of RME and Lessee. RMC will at all times own, directly or indirectly, not less than 100% of all of the issued and outstanding stock (and any securities convertible at any time and from time to time into capital stock) of Lessee free and clear of all Liens, it being understood that this Section shall not be construed to prevent a merger of Lessee into RMC as otherwise permitted by this Agreement.


                                   ARTICLE XI

                      RENEWALS; REPLACEMENT OF PARTICIPANTS

        Section 11.1. Extensions of Maturity Date and Expiration Date; Replacement of Participants. (a) So long as the Lessee has not elected the Remarketing Option on behalf of the Lessee, the Lessee may, not earlier than one
(1) year after the Completion Date and not later than one (1) year prior to the Maturity Date, direct a written request to the Owner Trustee, the Agent Certificate Holder and the Administrative Agent that the Expiration Date then in effect under the Master Lease be extended to the date occurring one (1) year after such Expiration Date and concurrently therewith request that the Administrative Agent and the Agent Certificate Holder direct a written request to the Certificate Holders and the Lenders that the applicable Maturity Date be extended to the same date (each such additional year, a "Renewal Term"). In no event may the Expiration Date or the Maturity Date be extended more than once pursuant to this Section 11.1(a). Each Participant may grant or deny its consent to a Renewal Term in its sole discretion by notifying the Administrative Agent and the Agent Certificate Holder in writing (with a copy to the Lessee); provided, however, that any Participant that fails to respond to such request for a Renewal Term within sixty (60) days after its receipt thereof shall be deemed to have denied such request for a Renewal Term. Nothing contained in this
Section 11.1 shall impair any extension of the Expiration Date to any Extended Expiration Date pursuant to Section 20.3 of the Lease.

         (b) In connection with a written request of the Lessee for a Renewal Term, upon the request of the Lessee, the Administrative Agent and the Agent Certificate Holder shall be permitted to replace any non-consenting Participant and any Participant that fails to respond to the Administrative Agent's and the Agent Certificate Holder's written request for a Renewal Term within the time period specified in clause (a) above (each, a "Non-Consenting Participant") with a replacement bank or other financial institution (a "Replacement Participant") satisfactory to the Lessee, the Certificate Holders and the Lenders, with such replacement to be effective as of the Expiration Date and Maturity Date in effect prior to the requested Renewal Term; provided, however, that (i) such replacement does not conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase from the Non-Consenting Participant (A) at par, all Loans, in the case of a Lender, and all Certificate Holder Amounts, in the case of a Certificate Holder, (B) all accrued interest, in the case of a Lender, and all accrued Yield, in the case of a Certificate Holder, and (C) all other amounts owing to such Non-Consenting Participant on or prior to the date of replacement, in each case, (iii) the Lessee shall be liable to such Non-Consenting Participant under Section 13.10 if any Loan or Certificate Holder

Amount, as the case may be, owing to such Non-Consenting Participant shall be prepaid (or purchased) at the request of the Lessee other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) such replacement shall be made in accordance with the provisions of Article XII (provided that the Lessee or the relevant Replacement Participant shall be obligated to pay the Transaction Expenses arising in connection therewith), and
(v) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of the applicable Operative Documents (including the extension of the Maturity Date contemplated by the relevant request for a Renewal Term and the related extension). The Administrative Agent and the Agent Certificate Holder hereby agree to cooperate with the Lessee in its efforts to arrange one or more Replacement Participants as contemplated by this Section 11.1(b).

         (c) Any Renewal Term and extension of the Maturity Date and the Expiration Date as contemplated by Section 11.1(a) shall be effective only upon the consent of all Participants after giving effect to the provisions of Section 11.1(b). Except as otherwise provided in this Article XI, all other terms of the Operative Documents shall remain unchanged and with the same force and effect (including the Certificate Holder Margin and Loan Margin), and there shall not be any additional structuring or underwriting fee in connection with such Renewal Term.

        Section 11.2. Replacement of Defaulting Participant. The Lessee shall have the right (but not the obligation) to require any Defaulting Participant to assign and delegate in accordance with Section 12.1 all of such Lender's or Certificate Holder's total Loans or Certificate Holder Amounts, as the case may be, and Commitment, if any, to any other financial institution selected by the Lessee that, in each case, is willing to accept such assignment and delegation and shall be satisfactory to the Administrative Agent and the Agent Certificate Holder.


                                   ARTICLE XII

                      TRANSFERS OF PARTICIPANTS' INTERESTS

        Section 12.1. Assignments. Each Participant may, with the prior written consent of the Lessee, the Administrative Agent and the Agent Certificate Holder (which consents shall not be unreasonably withheld, provided that Lessee consent shall not be required after and during the continuance of a Lease Event of Default) assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit F to one or more Eligible Lender Assignees, with respect to Lender Commitments and Loans, and/or Eligible Certificate Holder Assignees with respect to Certificate Holder Commitments and Certificate Holder Amounts, each such assignment shall be of a constant, not varying, percentage of all of the assigning Participant's rights and obligations under the Operative Documents. In the case of assignments made by a Lender, any such assignment shall be in a minimum aggregate amount of $5,000,000 of its Loan Commitment (or the balance of such Loan Commitment, if less). In the case of assignments made by a Certificate Holder, any such assignment shall be in a minimum aggregate amount of $100,000 of its Certificate Holder Commitment (or the balance of such Certificate Holder Commitment, if less). Any assignment hereunder shall be effective upon delivery to the Administrative Agent and the Agent Certificate Holder of written notice of the assignment together with a transfer fee of $3,500 payable by the assignor Participant or the assignee Participant to the Administrative Agent for its own account. The assigning Participant will give prompt notice to the Administrative

Agent of any such assignment. Upon the effectiveness of any such assignment (and after notice to and consent of the Lessee, the Administrative Agent and the Agent Certificate Holder, as provided herein), the assignee shall become a "Lender" or "Certificate Holder," as the case may be, for all purposes of the Operative Documents (including all representations, warranties and covenants which will all be deemed made and agreed to by such assignee) and, to the extent of such assignment, the assigning Participant shall be relieved of its obligations hereunder to the extent of the Loans or Certificate Holder Amounts, as the case may be, and Commitment components being assigned. The Administrative Agent agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). The Lessee shall not be responsible for any costs or expenses incurred by any Participant in connection with an assignment of all or any of its rights and obligations in connection with an assignment pursuant to this Section 12.1.

        Section 12.2. Participations. Each Participant may sell, transfer, grant or assign participations in all or any part of such Participant's interests and obligations hereunder; provided that (i) such selling Participant shall remain a "Lender" or "Certificate Holder", as the case may be, for all purposes under the Operative Documents (such selling Participant's obligations under the Operative Documents remaining unchanged) and the sub-participant shall not constitute a Lender or a Certificate Holder, as the case may be, hereunder, (ii) no such sub-participant shall have, or be granted, rights to approve any amendment or waiver relating to the Operative Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Loans or Certificate Holder Amounts in which the sub-participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Expiration Date or the date of any mandatory prepayment), interest or fees in which the sub-participant is participating, or (C) release all or substantially all of the collateral or guarantees (except as expressly provided in the Operative Documents) supporting any of the Loans or Certificate Holder Amounts or Commitments in which the sub-participant is participating, (iii) sub-sub-participations by the sub-participant (except to an Affiliate, parent company or Affiliate of a parent company of the sub-participant) shall be prohibited and (iv) written notice of each such participation is given to the Lessee. In the case of any such participation, the sub-participant shall not have any rights under the Operative Documents (the sub-participant's rights against the selling Participant in respect of such participation to be those set forth in the participation agreement with such Participant creating such participation) and all amounts payable by the Lessee hereunder shall be determined as if such Participant had not sold such participation; provided, however, that such sub-participant shall be entitled to receive additional amounts under Sections 13.5, 13.10 and 13.11 on the same basis as if it were a Participant (but only to the extent that the Participant would have been entitled to receive such additional amounts with respect to the interest participated had it not sold such participation). The Lessee shall not be responsible for any costs or expenses incurred by any Participant in connection with a sale, transfer, grant or assignment of participations pursuant to this Section 12.2.

        Section 12.3. Withholding Taxes; Disclosure of Information; Pledge Under Regulation A. (a) If any Participant (or the assignee of or subparticipant of a Participant, each a "Transferee") is organized under the laws of any jurisdiction other than the United States or any state thereof, then such Participant or the Transferee of such Participant, as applicable, shall (as a condition precedent to acquiring or participating in such Loan or Certificate Holder Amount and as a continuing obligation to the Certificate Holder and the Lender) (i) furnish to each of the Administrative Agent, the Agent Certificate Holder and the Lessee in duplicate, for each taxable year of such Participant or Transferee during the term of the Lease, a properly completed and executed copy of either Internal Revenue Service Form 4224 or Internal Revenue Service Form 1001 and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and (ii) provide to each of the Administrative Agent, the Agent Certificate Holder and the Lessee a new Internal Revenue Service Form 4224 or Internal Revenue Service Form 1001 and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Participant or Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation or assignment hereunder, each Transferee shall be deemed bound by the provisions set forth in this Article XII.

         (b) Any Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Article XII, disclose to such assignee or participant or proposed assignee or participant, any information relating to Lessee, the Guarantor or the Transactions, subject to appropriate confidentiality requirements relating to such information.

         (c) Anything in this Article XII to the contrary notwithstanding, any Participant may without the consent of Lessee, the Administrative Agent or the Agent Certificate Holder, assign and pledge all or any portion of the Notes held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise; provided, any payment by Lessee or the Guarantor for the benefit of the assigning or pledging Participant shall be deemed to satisfy the Lessee's or the Guarantor's obligations with respect thereto.


                                  ARTICLE XIII

                                 INDEMNIFICATION

        Section 13.1. General Indemnification. (a) Interim Lease Term. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless Lessor Trust (which right to indemnity may be assigned by the Lessor Trust), on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against Lessor Trust (whether because of action or omission by Lessor Trust or otherwise) during the Interim Lease Term, whether or not Lessor Trust shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Documentation Date or after the Expiration Date, in any way relating to or arising out of any of the circumstances described in clauses (i) through (vii) of Section 13.1(b) below, where such Claims relate to the action or omission of the Lessee or its Affiliates while located on, in possession of, controlling or acting or failing to act with respect to any Uncompleted Property or arise from fraud, misapplication of funds, illegal acts or willful misconduct of the Lessee or its Affiliates. The Lessee acknowledges and agrees for the benefit of the Participants in this connection that (x) each Property is in its control and possession during the Interim Lease Term therefor, (y) it is responsible as Construction Agent for the acts and omissions of its subcontractors and agents and (z) it has agreed to maintain each Property free from injury or mishap to third persons; provided, however, that the foregoing shall not limit or otherwise affect any rights the Lessee may have against third parties.

         (b) Basic Lease Term. The Lessee agrees to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against any and all Claims (but excluding any such Claim that relates to a particular Property and arises during the Interim Lease Term for such Property) that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Acquisition Date or after the Expiration Date, in any way relating to or arising out of:

                  (i) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

                  (ii) the Properties or any part thereof or interest therein;

                  (iii) the purchase, design, construction, preparation, installation, inspection, delivery, nondelivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing or refinancing by the Lessee, disposition, operation, condition, sale (including without limitation, any sale pursuant to Section 16.2(d) or 16.2(f) of the Master Lease or any sale pursuant to Article XV, XVIII or XX of the Master Lease), return or other disposition of all or any part or any interest in the Property or the imposition of any Lien except Lessor Liens and Liens in favor of the Lenders, Lessor Trust or the Certificate Holders (or incurring of any liability to refund or pay over any amount as a result of any such Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (on the basis of strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee or Lessee pursuant to the Lease which are in effect at any time with respect to the Property or any part thereof,
         (5) any Claim for patent, trademark or copyright infringement with respect to the Property, and (6) Claims arising from any public improvements with respect to the Property resulting in any change or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property, or any Claim for utility "tap-in" fees;

                  (iv) the breach by Lessee or the Guarantor of any covenant, representation or warranty made by it in any Operative Document or any certificate required to be delivered by it by any Operative Document;

                  (v) the retaining or employment of any broker, finder or financial advisor by any Lessee to act on its behalf in connection with this Participation Agreement or any other Operative Document;

                  (vi) the existence of any Lien on or with respect to the Property, the Improvements, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Lenders or the Certificate Holders;

                  (vii) subject to the accuracy of any Participant's representation set forth in Section 8.1(a), as to such Participant, the transactions contemplated by the Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; and

                (viii)     any and all taxes in connection with the Lease.

Provided, however, that the Lessee shall not be required to indemnify any Indemnitee under this Section 13.1 for any of the following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of any Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or the breach of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) any Claim resulting from Lessor Liens, (3) any Claim arising from a breach or alleged breach by any Indemnitee of any Operative Document or any agreement entered into in connection with the assignment or participation of any Loan or Certificate Holder Amount, and (4) any Claim arising in respect to the Property to the extent attributable to acts or events occurring in the period after the Lessee ceases to lease the Property from the Lessor Trust under the related Lease, provided that the facts supporting such Claim occur after such period. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 13.1, this
Section 13.1 shall be construed as an indemnity only and not a guaranty of residual value of the Property or as a guaranty of the Notes.

        Section 13.2. End of Term Indemnity. (a) If the Lessee elects (on behalf of the Lessee) the Remarketing Option and there would, after giving effect to the proposed remarketing transaction, be a Shortfall Amount, then prior to the Expiration Date and as a condition to the Lessee's right to complete the remarketing of the Property pursuant to Article XX of the Master Lease, the Lessee shall cause to be delivered to the Administrative Agent and Agent Certificate Holder at least one hundred twenty (120) days prior to the Expiration Date, at the Lessee's sole cost and expense, a report from the Appraiser in form and substance satisfactory to the Agent Certificate Holder, the Administrative Agent and the Participants (the "End of the Term Report") which shall state the appraiser's conclusions as to the reason for any decline in the Fair Market Sales Value of the Property from that anticipated for such date in the As-Completed Appraisal delivered with respect to the Property or any Improvements to the Property.

         (b) On or prior to the Expiration Date the Lessee shall pay to the Administrative Agent and Agent Certificate Holder for the account of each of the Lenders and Certificate Holders an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Property due to:

                  (i) extraordinary use; failure to maintain, repair, restore, rebuild or replace; failure to comply with all applicable laws; failure to use; workmanship; method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear and except as otherwise provided in the Lease); or

                  (ii) any change(s) to the Plans and Specifications or any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee, the Construction Agent or any sublessee, in each case not in compliance with the Operative Documents or;

                  (iii) contamination at the Property resulting from any Hazardous Activity, Hazardous Materials or Environmental Violations other than as disclosed to the Certificate Holders in writing in connection with the Acquisition Date, the indemnity for which shall not exceed the cost of the remediation thereof, or

                  (iv) any restoration or rebuilding carried out by the Lessee or Construction Agent, or

                  (v) any condemnation of any portion of the Property pursuant to Article XIV of the Master Lease, or

                  (vi) any use of the Property or any part thereof by the Lessee other than for its intended purposes as contemplated by the Appraisal, or

                  (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 11.2 of the Master Lease, or

                  (viii) the failure of the Lessor Trust to have good and marketable title to the Property free and clear of all Liens (other than Permitted Property Liens), or

                  (ix) the existence of any sublease relating to the Properties that shall survive the Expiration Date.

The indemnity set forth in this Section 13.2 is not a guaranty of the residual value or Certificate Holder Amount with respect to any Property.

        Section 13.3. Environmental Indemnity. Without limitation of the other provisions of this Article XIII but subject to the provisions of the Construction Agency Agreement during the Interim Lease Period for any Uncompleted Property, the Lessee and the Guarantor hereby agree to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including, without limitation, third party claims for personal injury or real or personal property damage), losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings, judgments, remedial actions, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses and costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work with respect to the Property undertaken or required by any federal, state or local Governmental Authority), arising or asserted under any Environmental Laws, and arising in whole or in part, out of:

                  (a) the presence on or under the Property of any Hazardous Materials, or any Releases of any Hazardous Materials on, under, from or at the Property;

                  (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, whether by the Lessee (or any predecessor in title) or any employees, agents, contractors or subcontractors of the Lessee (or any predecessor in title), or in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or off the Property;

                  (c) with respect to any Hazardous Materials at the Property, loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws; or

                  (d) any noncompliance with Environmental Laws, or any act or omission causing an environmental condition at the Property that requires remediation or causing any Governmental Authority to record a Lien pursuant to Environmental Laws on the land record of the Property; or

                  (e) any residual contamination on or under the Property, including any contamination affecting any natural resources, and any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any Hazardous Material associated with the Property, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, that the Lessee and the Guarantor shall not be required to indemnify any Indemnitee under this Section 13.3 for any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or arising in respect to the Property to the extent attributable to acts or events occurring in the period after the Lessee ceases to lease the Property from the Lessor Trust under the related Lease Supplement, provided that the facts supporting such Claim occur after such period. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of the Lease Term with respect to any Claim based on facts or circumstances arising prior to or during the Lease Term, and shall be separate and independent from any remedy under the Lease or any other Operative Document.

        Section 13.4. Proceedings in Respect of Claims. In case any action, suit or proceeding shall be brought against any Indemnitee in respect of Claims indemnifiable under Sections 13.1 or 13.3, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at the Lessee's expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee's counsel, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve a risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Property Lien) on the Property or any part thereof unless, in the case of civil liability only, the Lessee shall have agreed in writing to be responsible for such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default under the Lease has occurred and is continuing. The Indemnitee will join in the Lessee's efforts to sever such action. The Indemnitee may participate at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1 or 13.3 without prior written consent of the Indemnitee, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

         Each Indemnitee shall at the expense of the Lessee supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or 13.3.

         Upon payment in full of any Claim by the Lessee pursuant to Section
13.1 or 13.3 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.3 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

        Section 13.5.    General Tax Indemnity.  (a)  Indemnification.

                (i) Interim Lease Term. During the Interim Lease Term for each Uncompleted Property and without limitation of the rights of any Tax Indemnitee under Sections 13.1 and 13.3, (x) the Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Uncompleted Properties and Lessor Trust, and hold the Uncompleted Properties and Lessor Trust harmless against, all Impositions on an After Tax Basis and (y) the Lessor Trust shall (Subject to Section 15.10) pay and assume liability for, and does hereby agree to indemnify, protect and defend the Uncompleted Properties and all other Tax Indemnitees against (for and against which obligations of the Lessor Trust the Lessee agrees to indemnify, protect and defend the Lessor Trust), all Impositions on an After Tax Basis.

                (ii) Basic Lease Term. With respect to each Uncompleted Property, commencing on the Basic Lease Term Commencement Date therefor, and, with respect to any Improved Property, commencing on the Acquisition Date therefor, and without limitation of the rights of any Tax Indemnitee under any other indemnification provision of this Article XIII (including the immediately preceding clause(i)), the Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the applicable Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

         (b) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Imposition as to which the Lessee may have an indemnity obligation pursuant to this Section 13.5, or if any Tax Indemnitee shall determine that any Imposition to which the Lessee may have an indemnity obligation pursuant to this Section 13.5 may be payable, such Tax Indemnitee shall promptly (and in any event, within thirty (30) days) notify the

Lessee in writing (provided that failure to so notify the Lessee within thirty
(30) days shall not alter such Tax Indemnitee's rights under this Section 13.5 except to the extent such failure precludes or materially adversely affects the ability to conduct a contest of any Impositions) and shall not take any action with respect to such claim, proceeding or Imposition without the written consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that in the case of any such claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such thirty (30) day period, such Tax Indemnitee shall in such notice to the Lessee, so inform the Lessee and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Imposition without the consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 10 days after the receipt of such notice by the Lessee unless such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such ten (10) day period.

         The Lessee shall be entitled for a period of thirty (30) days from receipt of such notice from such Tax Indemnitee (or such shorter period as such Tax Indemnitee has notified the Lessee is required by law or regulation for such Tax Indemnitee to commence such contest), to request in writing that such Tax Indemnitee contest the imposition of such Tax, at the Lessee's expense. If (x) such contest can be pursued in the name of the Lessee and independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee, (y) such contest must be pursued in the name of such Tax Indemnitee, but can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee or (z) such Tax Indemnitee so requests, then the Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in clause (y), if such Tax Indemnitee determines reasonably and in good faith that such contest by the Lessee could have a material adverse impact on the business or operations of such Tax Indemnitee and provides a written explanation to the Lessee of such determination, such Tax Indemnitee may elect to control or reassert control of the contest, and provided that by taking control of the contest, the Lessee acknowledges that it is responsible for the Imposition ultimately determined to be due by reason of such claim, and provided, further, that in determining the application of clauses (x) and (y) above, each Tax Indemnitee shall take any and all reasonable steps to segregate claims for any Taxes for which the Lessee indemnifies hereunder from Taxes for which the Lessee is not obligated to indemnify hereunder, so that the Lessee can control the contest of the former. In all other claims requested to be contested by the Lessee, such Tax Indemnitee shall control the contest of such claim, acting through counsel reasonably acceptable to the Lessee. In no event shall the Lessee be permitted to contest (or such Tax Indemnitee required to contest) any claim, (A) if such Tax Indemnitee provides the Lessee with a legal opinion of counsel reasonably acceptable to the Lessee that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Property or any part thereof unless, with respect to civil liability only, the Lessee shall have agreed in writing to be responsible for such risk, (B) if an Event of Default has occurred and is continuing, (C) unless the Lessee shall have agreed to pay and shall pay, to such Tax Indemnitee on demand all reasonable out-of-pocket costs, losses and expenses that such Tax Indemnitee may incur in connection with contesting such Imposition including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Lessee shall provide to such Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax costs to such Tax Indemnitee). In addition for Tax Indemnitee controlled contests and claims contested in the name of such Tax Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving any or all such Tax Indemnitees with respect to any period for which the Lessee may be liable to pay an indemnity under this Section 13.5(b)) exceeds $100,000 and (B) unless, if requested by such Tax Indemnitee, the Lessee shall have provided to such Tax Indemnitee an opinion of counsel selected by the Lessee (which may be in-house counsel) that a reasonable basis exists to contest such claim. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

         The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes (or claim for refund) but the decisions regarding what actions are to be taken shall be made by the controlling party in its sole judgment, provided, however, that if such Tax Indemnitee is the controlling party and the Lessee recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Tax Indemnitee rejects such settlement offer then the amount for which the Lessee will be required to indemnify such Tax Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the non-controlling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) and reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

         Each Tax Indemnitee shall, at the Lessee's expense, supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 13.5(b). Notwithstanding anything in this Section 13.5(b) to the contrary, no Tax Indemnitee shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 13.5 (and with respect to which contest is required under this Section 13.5(b)) without the prior written consent of the Lessee, unless such Tax Indemnitee waives its right to be indemnified under this Section 13.5 with respect to such claim pursuant to the next paragraph.

         Notwithstanding anything contained herein to the contrary, a Tax Indemnitee will not be required to contest or continue to contest (and the Lessee shall not be permitted to contest or continue to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section 13.5 with respect to such claim (and any claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver) and returns to the Lessee all amounts previously advanced to the Indemnitee with respect to the contest of such claim.

         (c) [Intentionally omitted]


         (d) Payments. Any Imposition indemnifiable under this Section 13.5 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 13.5 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not prior to the date that the relevant Taxes are due. Any payments made pursuant to this Section 13.5 shall be made directly to such Tax Indemnitee entitled thereto or the Lessee, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in Schedule II hereto. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

         (e) Reports. In the case of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 13.5 and of which the Lessee has knowledge, the Lessee shall promptly notify such Tax Indemnitee of such requirement and, at the Lessee's expense (i) if the Lessee is permitted by Applicable Law, timely file such report, return or statement in its own name or (ii) if such report, return or statement is required to be in the name of or filed by such Tax Indemnitee, prepare and finish such statement for filing by such Tax Indemnitee in such manner as shall be satisfactory to such Tax Indemnitee and send the same to such Tax Indemnitee for filing no later than fifteen (15) days prior to the due date therefor. In any case in which such Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is reasonably necessary to allow such Tax Indemnitee to file such report, return or statement.

         (f)    [Intentionally omitted]

         (g) Tax Ownership. Each Tax Indemnitee represents and warrants that it will not, prior to the termination of the Master Lease, claim ownership of (or any tax benefits, including depreciation, with respect to) the Property for any income tax purposes (unless required to do so by a Governmental Authority), it being understood that the Lessee is and will remain the owner of the Property for such income tax purposes until the termination of the Master Lease.

        Section 13.6. Indemnity Payments in Addition to Lease Obligations. The Lessee acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Article XIII are separate from, in addition to, and do not reduce, the Lessee's obligations to pay any amounts owing from time to time under the Lease.

        Section 13.7. Eurodollar Rate Lending Unlawful. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Documentation Date shall make it unlawful for any Participant to make, continue or maintain Eurodollar Loans/Certificate Holder Amounts as contemplated by the Operative Documents, (i) such Participant shall promptly give written notice of such circumstances to the Lessee, the Certificate Holder Agent and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (ii) the commitment of such Lender or Certificate Holder, as the case may be, hereunder to make, continue or maintain Eurodollar Loans/Certificate Holder Amounts shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Participant to make, continue or maintain Eurodollar Loans/Certificate Holder Amounts, such Participant shall then have a commitment only to make or maintain Base Rate Loans/Certificate Holder Amounts when Eurodollar Loans/Certificate Holder Amounts are requested and (c) such Participant's Loans and Certificate Holder Amounts then outstanding as Eurodollar Loans/Certificate Holder Amounts, if any, shall be converted automatically to Base Rate Loans/Certificate Holder Amounts on the respective last days of the then current Interest Periods with respect to such Loans and Certificate Holder Amounts or within such earlier period as required by law. If any such conversion of Eurodollar Loans/Certificate Holder Amounts occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Lessee shall pay to such Participant such amounts, if any, as may be required pursuant to Section 13.10. In any such case, interest and principal (if any) shall be payable contemporaneously with the related Eurodollar Loans/Certificate Holder Amounts of the other Participants so affected.

     Section 13.8. Deposits Unavailable. If any of the Participants shall have determined that:

                  (i) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to such Participant in its relevant market; or

                  (ii) by reason of circumstances affecting such Participant's relevant market, adequate means do not exist for ascertaining the interest rate or Yield, as the case may be, applicable to such Participant's Eurodollar Loans/Certificate Holder Amounts;

then, upon notice from such Participant to the Lessee, the Certificate Holder Agent, the Administrative Agent and the other Participants, (x) the obligations of such Participant to make or continue any Loans or Certificate Holder Amounts as, or to convert any Loans or Certificate Holder Amounts into Eurodollar Loans/Certificate Holder Amounts shall be suspended, and (y) each outstanding Eurodollar Loan/Certificate Holder Amount held by such Participant shall automatically convert into a Base Rate Loan/Certificate Holder Amount on the last day of the current Interest Period applicable thereto.

        Section 13.9. Increased Costs, etc. (a) If the adoption of or any change in a Requirement of Law or in the interpretation or application thereof applicable to any Participant, or compliance by any Participant with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Documentation Date (or, if later, the date on which such Participant becomes a Participant):

                  (i) shall subject such Participant to any tax of any kind whatsoever with respect to any Eurodollar Loans/Certificate Holder Amounts made, continued or maintained by it or its obligation to make, continue or maintain Eurodollar Loans/Certificate Holder Amounts, or change the basis of taxation of payments to such Participant in respect thereof (except for excluded Impositions, any changes in taxes measured by or imposed upon the overall gross or net income, franchise or other taxes (imposed in lieu of such net income tax), of such Participant or its applicable lending office, branch, or any affiliate thereof); or

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, Loans and Certificate Holder Amounts, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Participant which is not otherwise included in the determination of the Adjusted Eurodollar Rate hereunder; or

                  (iii) shall impose on such Participant any other condition (excluding any Tax of any kind) whatsoever in connection with the Operative Documents;

and the result of any of the foregoing is to increase the cost to such Participant, by a material amount, of making, continuing or maintaining Eurodollar Loans/Certificate Holder Amounts or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Lessee from such Participant, through the Administrative Agent and/or the Agent Certificate Holder, in accordance herewith, the Lessee shall pay such Participant any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable; provided that, in any such case, the Lessee may elect to convert the Eurodollar Loans/Certificate Holder Amounts made by such Participant hereunder to Base Rate Loans/Certificate Holder Amounts by giving the Administrative Agent at least one (1) Business Day's notice of such election, in which case the Lessee shall promptly pay to such Participant, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 13.10. All payments required by this Section 13.9(a) shall be made by the Lessee within ten (10) Business Days after demand by the affected Participant. The Lessee shall not be obligated to reimburse any Participant for any increased cost or reduced return incurred more than one hundred eighty (180) days after the date that such Participant receives actual notice of such increased cost or reduced return unless such Participant gives notice thereof to the Lessee in accordance with this Section 13.9 during such one hundred eighty (180) day period. If any Participant becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Lessee, through the Administrative Agent and/or the Agent Certificate Holder, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Participant and a reasonably detailed explanation of the calculation thereof (including the method by which such Participant allocated such amounts to the Lessee). Such a certificate as to any additional amounts payable pursuant to this clause submitted by such Participant, through the Administrative Agent and/or the Agent Certificate Holder, to the Lessee shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Participation

Agreement and the payment of the Loans and Certificate Holder Amounts and all other amounts payable hereunder.

         (b) Each Participant shall use its reasonable efforts to reduce or eliminate any unlawfulness or claim for compensation pursuant to Sections 13.7,
13.8 or 13.9(a), including, without limitation, a change in the office of such Participant at which its obligations related to this Participation Agreement are maintained if such change will cure the unlawfulness or avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Participant, be otherwise disadvantageous to it. If any such claim of unlawfulness or for compensation shall not be eliminated or waived, the Lessee shall have the right to replace the affected Participant with a new financial institution that shall succeed to the rights of such Participant under this Participation Agreement; provided, however, that such Participant shall not be replaced hereunder until it has been paid in full such claim and all other amounts owed to it hereunder.

       Section 13.10. Funding Losses. The Lessee agrees to indemnify each Indemnitee and to hold each Indemnitee harmless from any loss or expense which such Indemnitee may sustain or incur (other than through such Person's own gross negligence or willful misconduct) as a consequence of (a) default by the Lessee in making a borrowing of Loans or Certificate Holder Amounts which are Eurodollar Loans/Certificate Holder Amounts after Lessee has given a notice requesting the same in accordance with the provisions of this Participation Agreement, (b) default by the Lessee in making any prepayment of a Loan or Certificate Holder Amount which is a Eurodollar Loan/Certificate Holder Amount after the Lessee has given a notice thereof in accordance with the provisions of this Participation Agreement, or (c) the making of a prepayment of Loans or Certificate Holder Amounts which are Eurodollar Loans/Certificate Holder Amounts on a day which is not the last day of an Interest Period with respect thereto. This covenant shall survive the termination of this Participation Agreement or any other Operative Document and the payment of the Loans, Certificate Holder Amounts and all other amounts payable under the Operative Documents.

       Section 13.11. Capital Adequacy. (a) If the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Documentation Date has or will have the effect of reducing the rate of return on any Participant's or its parent company's capital by a material amount, as a consequence of its commitments or obligations hereunder to a level below that which such Participant or its parent company could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Participant's or its parent company's policies with respect to capital adequacy), then, upon notice from such Participant, the Lessee shall pay to such Participant such additional amount or amounts as will compensate such Participant and its parent company for such reduction (it being understood that such parent company shall not be reimbursed to the extent its subsidiary Participant is reimbursed by the Lessee in connection with the same or a similar law, rule, regulation, change, request or directive applicable to such Participant). All payments required by this Section 13.11 shall be made by the

Lessee within ten (10) Business Days after demand by the affected Participant. The Lessee shall not be obligated to reimburse any Participant for any reduced return incurred more than one hundred eighty (180) days after the date that such Participant receives actual notice of such reduced return unless such Participant gives notice thereof to the Lessee in accordance with this Section
13.11 during such one hundred eighty (180) day period. If any Participant becomes entitled to claim any additional amounts pursuant to this clause, it shall provide prompt written notice thereof to the Lessee, through the Administrative Agent and/or the Agent Certificate Holder, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Participant and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this clause submitted by such Participant, through the Administrative Agent and/or the Agent Certificate Holder, to the Lessee shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Participation Agreement and the other Operative Documents and the payment of the Loans, Certificate Holder Amounts and all other amounts payable hereunder and thereunder.

         (b) Each Participant shall use its commercially reasonable efforts to reduce or eliminate, any claim for compensation pursuant to this Section 13.11, including, without limitation, a change in the office of such Participant at which its obligations related to the Operative Documents are maintained if such change will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Participant, be otherwise disadvantageous to it. If any such claim for compensation shall not be eliminated or waived, the Lessee shall have the right to replace the affected Participant with a new financial institution that shall succeed to the rights of such Participant under the Operative Documents; provided, however, that such Participant shall not be replaced hereunder until it has been paid in full such claim and all other amounts owed to it hereunder.


                                   ARTICLE XIV

                          THE AGENT CERTIFICATE HOLDER

        Section 14.1. Appointment and Authorization. Each Certificate Holder irrevocably appoints and authorizes Harris Trust and Savings Bank as Agent Certificate Holder (in such capacity as Agent Certificate Holder hereunder and under the other Operative Documents, the "Agent Certificate Holder") of such Certificate Holder to enter into the Operative Documents on behalf of such Certificate Holder and to act as specified herein and in the other Operative Documents, and each such Certificate Holder hereby authorizes the Agent Certificate Holder as agent for such Certificate Holder, to take such action on its behalf under the provisions of this Participation Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto (including, without limitation, the execution and delivery, or causing Lessor Trust to execute and deliver, from time to time in accordance with the provisions and terms hereof of Lease Supplements, Construction Agency Agreement Supplements, Assignment of Lease and Rent Supplements and the various other documents, conveyances, terminations, assignments and instruments contemplated herein to be delivered by the Agent Certificate Holder on behalf of the Certificate Holders). Each action taken by the Agent Certificate Holder under any Operative Document shall be deemed to be on behalf of each the Certificate Holders, unless otherwise indicated. Notwithstanding any provision to the contrary elsewhere herein or in the other Operative Documents, the Agent Certificate Holder shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Certificate Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Participation Agreement or any of the other Operative Documents, or shall otherwise exist against the Agent Certificate Holder.

        Section 14.2. Delegation of Duties. The Agent Certificate Holder may execute any of its duties hereunder or under the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent Certificate Holder shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

        Section 14.3. Agent Certificate Holder and Affiliates. The Agent Certificate Holder shall have the same rights and powers under this Participation Agreement and under the other Operative Documents as any other Certificate Holder, and may exercise or refrain from exercising the same as though it were not the Agent Certificate Holder.

        Section 14.4. Action by Agent Certificate Holder. The obligations of the Agent Certificate Holder hereunder and under the other Operative Documents are only those expressly set forth herein and therein. Without limiting the generality of the foregoing, the Agent Certificate Holder shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided herein and in the other Operative Documents.

        Section 14.5. Consultation with Experts. The Agent Certificate Holder may consult with legal counsel (who may be counsel for the Lessee, the Guarantor, a Participant, the Administrative Agent, or any Affiliate of any of
them), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

        Section 14.6. Exculpatory Provisions. Neither the Agent Certificate Holder nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with the Operative Documents; (b) the performance or observance of any of the covenants or agreements of the Guarantor or the Lessee; (c) the satisfaction of any condition precedent specified herein or in any other Operative Document; (d) the validity, effectiveness or genuineness of any of the Operative Documents or any other instrument or writing furnished in connection herewith or therewith;
(e) the use of the proceeds of the Advance; (f) the existence of any Default or Event of Default; or (g) the properties, books or records of the Guarantor or the Lessee.

        Section 14.7. Reliance on Communications. The Agent Certificate Holder shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Lessee, the Guarantor, independent accountants and other experts selected by the Agent Certificate Holder with reasonable care). The Agent Certificate Holder may deem and treat the Participants as the owners of their respective interests hereunder and under the other Operative Documents for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent Certificate Holder in accordance with Section 12.1 of the Participation Agreement. The Agent Certificate Holder, acting in its capacity as Agent Certificate Holder, shall be fully justified in failing or refusing to take any action under this Participation Agreement or under any of the other Operative Documents unless it shall first receive such advice or concurrence of the Certificate Holders as it deems appropriate or it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent Certificate Holder shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Operative Documents in accordance with a request of the Certificate Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Participants (including their successors and assigns).

        Section 14.8. Notice of Default. The Agent Certificate Holder shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent Certificate Holder has received notice from a Participant or any Lessee or the Guarantor referring to the Operative Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent Certificate Holder receives such a notice, the Agent Certificate Holder shall give prompt notice thereof to the Participants. The Agent Certificate Holder shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Certificate Holders.

        Section 14.9. Non-Reliance on Agent Certificate Holder and Other Participants. Each Participant expressly acknowledges that neither the Agent Certificate Holder (other than in its role as Participant) nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent Certificate Holder or any affiliate thereof hereafter taken, including any review of the affairs of the Lessee or the Guarantor, shall be deemed to constitute any representation or warranty by the Agent Certificate Holder to any Participant. Each Participant represents to the Agent Certificate Holder that it has, independently and without reliance upon the Agent Certificate Holder or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial, and other conditions, prospects and creditworthiness of any Lessee and the Guarantor and made its own decision to make its proportionate share of the Advances hereunder and under the other Operative Documents and enter into this Participation Agreement and the other Operative Documents. Each Participant also represents that it will, independently and without reliance upon the Agent Certificate Holder or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Participation Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of Lessee and the Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Participants by the Agent Certificate Holder hereunder, the Agent Certificate Holder shall not have any duty or responsibility to provide any Participant with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Lessee or the Guarantor which may come into the possession of the Agent Certificate Holder or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

       Section 14.10. Indemnification. The Certificate Holders agree to indemnify the Agent Certificate Holder in its capacity as such (to the extent not reimbursed by the Lessee or the Guarantor and without limiting the obligation of the Lessee and the Guarantor to do so, to the extent set forth herein or in the other Operative Documents to which the Lessee or the Guarantor is a party), ratably according to their respective Commitments, from and against any and all Claims of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Agent Certificate Holder in its capacity as such in any way relating to or arising out of this Participation Agreement or the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent Certificate Holder under or in connection with any of the foregoing; provided that no Certificate Holder shall be liable for the payment of any portion of such Claims resulting from the gross negligence or willful misconduct of the Agent Certificate Holder. If any indemnity furnished to the Agent Certificate Holder for any purpose shall, in the opinion of the Agent Certificate Holder, be insufficient or become impaired, the Agent Certificate Holder may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment in full of the Obligations and all other amounts payable hereunder and under the other Operative Documents.

       Section 14.11. Failure to Act. Except for action expressly required of the Agent Certificate Holder hereunder, the Agent Certificate Holder shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Certificate Holders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

       Section 14.12. Resignation and Removal. The Agent Certificate Holder may resign at any time upon at least thirty (30) days prior notice to Lessee and the Participants, and may be removed for cause at any time by vote of the Required Certificate Holders and notice to the retiring Agent Certificate Holder, the Administrative Agent and the Lessee. In the event of any such resignation or removal, the Required Certificate Holders shall as promptly as practicable (but with five (5) Business Days' prior written notice being given to Lessee) appoint a successor Agent Certificate Holder, provided that such successor Agent Certificate Holder shall be approved by Lessee, Administrative Agent, and, unless an Event of Default is continuing, be approved by the Lessee (which approval shall not be unreasonably withheld or delayed) and, if the Lessee has not responded within such five (5) Business Day period, Lessee shall be deemed to have approved such new Agent Certificate Holder. If no successor Agent Certificate Holder shall have been so appointed and shall have accepted such appointment within thirty (30) days after either the retiring Agent Certificate Holder's giving of notice of resignation or the Required Certificate Holders' vote to remove the retiring Agent Certificate Holder, then the retiring Agent Certificate Holder may, on behalf of the Certificate Holders, appoint a successor Agent Certificate Holder, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof or under the laws of another country that is doing business in the United States and having a combined capital, surplus and undivided profits of at least $100,000,000, or a wholly owned subsidiary of such bank. Upon its acceptance of its appointment, such successor Agent Certificate Holder shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent Certificate Holder, and the retiring Agent Certificate Holder shall be discharged from all further duties and obligations as Agent Certificate Holder under this Participation Agreement and under the other Operative Documents. After any retiring Agent Certificate Holder's resignation or removal hereunder as Agent Certificate Holder, the provisions of this Participation Agreement and of the other Operative Documents shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent Certificate Holder under this Participation Agreement. No resignation or renewal of the Agent Certificate Holder may become effective until a successor Agent Certificate Holder has been appointed as provided above.

         Section 14.13. Distributions. The Agent Certificate Holder shall, as promptly as practicable, distribute to each Participant its appropriate portion, if any, of payments received (in good, collected funds) by the Agent Certificate Holder from the Lessee or the Guarantor for the account of the Participants or of any such payments so received for the account of such Participant.

         Section 14.14. Rights of Lessee. Except where Lessee is expressly referenced in this Article XIV or Article VII or in the Lease, (w) the Agent Certificate Holder shall act solely as agent of the Certificate Holders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for Lessee, (x) this Article XIV is for the benefit of the Agent Certificate Holder and the Participants only, (y) Lessee shall have no right to enforce any part of this Article XIV and shall have no rights as third party beneficiary or otherwise therein, and (z) this
Article XIV may be amended by the approval of Agent Certificate Holder and the Required Participants, without any need to obtain the approval of Lessee.


                                   ARTICLE XV

                                  MISCELLANEOUS

        Section 15.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of any Property to the Lessor Trust, the construction of any

Improvements, any disposition of any interest of the Lessor Trust, Agent Certificate Holder or any Participant in any Property or any Improvements and the payment of the Notes and Certificates and any disposition thereof, and shall be and continue in effect to the extent set forth in such Operative Documents notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in the other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof.

        Section 15.2. No Broker, Etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein or in the other Operative Documents nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. In the event that any party retains any other broker, finder or financial advisor, such party will promptly notify the other parties in writing of such broker, finder or financial advisor. Any party which is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

        Section 15.3. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by hand or by facsimile, and any such notice shall become effective (i) if delivered by United States mail, five (5) Business Days after being deposited in the mail, certified or registered with appropriate postage prepaid, (ii) if delivered by a nationally recognized courier service, upon delivery to the intended recipient, (iii) if delivered by hand, when received or
(iv) if delivered by facsimile, when transmitted (upon electronic confirmation thereof) provided that any facsimile transmitted after 5:00 P.M. (recipient time) shall be deemed to have been received on the next Business Day, and shall be directed to the address or facsimile number of such Person as indicated on
Schedule II. From time to time any party may designate a new address or facsimile number for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

     Section 15.4. Counterparts. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 15.5. Amendments, Etc. Neither any Operative Document nor any of the terms thereof may be terminated (except upon payment in full of the Lease Balance or effective exercise and consummation of the Remarketing Option in accordance with Article XX of the Master Lease and payment in full of all amounts due in accordance therewith), amended, supplemented, waived or modified without the written agreement or consent of each party thereto and the Lessee's consent with respect to amendments, supplements, waivers and modifications in the Loan Agreement, Notes, Trust Agreement and Certificates and, regardless of whether the Lenders and the Certificate Holders are parties thereto, the Required Participants; provided, however, that:

                  (a) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each
         Participant:

                           (i) modify any of the provisions of this Section
                  15.5, change the definition of "Required Participants" or modify or waive any provision of any Operative Document requiring action by the foregoing;

                           (ii) amend, modify, waive or supplement any of the
                  provisions of Section 2.5, 2.6 or 2.7 of the Loan Agreement or increase any Participant's Commitment Percentage;

                           (iii) reduce, modify, amend or waive any fees or
                  indemnities in favor of any Participant, including without limitation amounts payable pursuant to Article XIII (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it);

                           (iv) modify, postpone, reduce or forgive, in whole or
                  in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any Loan or Certificate Holder Amount, the Lease Balance, the Loan Balance, Commitment Fees and any other fee payable hereunder, amounts due pursuant to
                  Section 20.2 of the Master Lease, interest or Yield (except that any Person may consent to any modification, postponement, reduction or forgiveness of any payment of any fee payable to
                  it) or, subject to subclause (iii) above, any other amount payable under the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), Loans or Certificate Holder Amounts, Lease Balance, Loan Balance, Commitment Fees, Shortfall Amount, Property Improvement Costs, Estimated Improvement Costs, Participant Balance, or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents;

                           (v) except as otherwise provided in the Operative
                  Documents, consent to the release of any Lien in favor of the Lessor Trust, Certificate Holders, Agent Certificate Holder, Administrative Agent or Lenders on any Property created by any Operative Document or release the Guarantor from its obligations under the Guaranty; or

                           (vi) consent to any assignment of the Master Lease or
                  the Lease Supplement by any Lessee, releasing Lessee from its obligations in respect of the payments of Rent, Loan Balance or Lease Balance or changing the absolute and unconditional character of such obligations.

                  (b) no such termination, amendment, supplement, waiver or modification that would increase the obligations of Lessee or the Guarantor thereunder or deprive Lessee or the Guarantor of any of its rights thereunder shall be effective against Lessee or the Guarantor without its written agreement or consent.

     Section  15.6.  Headings,  Etc.  The Table of Contents  and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     Section 15.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Participation Agreement is intended for the benefit of any Person except the parties hereto. Neither the Lessee nor the Guarantor shall assign or transfer any of its rights or obligations under the Operative Documents except in accordance with the terms and conditions thereof.

     Section 15.8. GOVERNING LAW. THIS PARTICIPATION AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS (EXCEPT AS OTHERWISE PROVIDED IN ANY OPERATIVE DOCUMENT) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA.

     Section 15.9. Severability. Any provision of this Participation Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       Section 15.10. Liability Limited. (a) The parties hereto agree that except as specifically set forth herein or in any other Operative Document, no Certificate Holder or Owner Trustee shall have any personal liability whatsoever to any Participant or their respective successors and assigns for any claim based on or in respect hereof or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and recourse, if any, shall be solely had against such Certificate Holder's interest in the Lessor Trust; provided, however, that each Certificate Holder and Owner Trustee shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence, (b) breach of any of its representations, warranties or covenants under the Operative Documents, (c) with respect to Certificate Holders, for any Tax based on or measured by any fees, commission or compensation received by a Certificate Holder for acting as a Certificate Holder as contemplated by the Operative Documents, or (d) any Lessor Liens attributable to it. It is understood and agreed that, except as provided in the preceding sentence: (i) no Certificate Holder or Owner Trustee shall have any personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of each Certificate Holder and Owner Trustee to any Lender are solely nonrecourse obligations except to the extent that such Certificate Holder or Owner Trustee has received payment from others (including, without limitation, obligations with respect to the Loans); and (iii) all such personal liability of any Certificate Holder and Owner Trustee is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by such Certificate Holder and Owner Trustee.

         (b) No Participant shall have any obligation to any other Participant or to the Lessee, the Certificate Holders or the Lenders with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

       Section 15.11. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Participation Agreement, the other Operative Documents, and the transactions thereunder (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and upon prior request from any other party, shall take such action as may be reasonably necessary (including any action specified in the preceding sentence), or as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

       Section 15.12. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

       Section 15.13. Setoff. The Lenders and the Certificate Holders shall, upon the occurrence of any Lease Event of Default or Construction Agency Agreement Event of Default, have the right to appropriate and, subject to
Section 4.7, apply to the payment of Lessee's obligations under the Lease, the Construction Agency Agreement and the other Operative Documents as security for the payment of such obligations, any and all balances, credits, deposits, accounts or moneys of Lessee then or thereafter maintained with any Lender or any Certificate Holder. The rights of the Lenders and the Certificate Holders under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Person may have.

       Section 15.14. No Participant Responsible for Other Participants. The obligations of each Participant under this Participation Agreement and the other Operative Documents are several and not joint; and, in the event of a failure by a Participant to perform any of its obligations hereunder or under any other Operative Document, neither the Agent Certificate Holder nor the Administrative Agent nor any other Participant (other than the defaulting Participant) shall have any liability as a consequence thereof.

       Section 15.15. Recourse during Construction; Construction Agency Agreement. Notwithstanding any provision herein to the contrary, recourse to Lessee during the Interim Lease Term for each Unimproved Property shall be limited as set forth in the Construction Agency Agreement. To the extent of any conflict between the provisions of the Construction Agency Agreement and any other Operative Document, the provisions of the Construction Agency Agreement shall govern and be applicable with respect to the Interim Lease Term for each Uncompleted Property.

       Section 15.16. No Recourse to Owner Trustee; Agent Certificate Holder; Certificate Holders. Notwithstanding any provision to the contrary, the obligations, representations, warranties and agreements of the Lessor Trust hereunder and under the Certificates, the other Operative Documents and any other certificate, instrument or document executed in connection herewith or therewith, and any other document supplemental hereto or thereto, shall be deemed obligations and agreements of the Lessor Trust, and not of First Security Bank, National Association in its individual capacity, Agent Certificate Holder or any Certificate Holder, or any shareholder, officer, agent or employee of First Security Bank, National Association in its individual capacity or Agent Certificate Holder or any Certificate Holder, and the shareholders, officers, agents and employees of First Security Bank, National Association in its individual capacity or Agent Certificate Holder any Certificateholder shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             R.M.E. INC., as Lessee and Construction Agent



                             By
                                 Name
                                 Its

                             THE ROBERT MONDAVI CORPORATION, as a Guarantor


                             By
                                 Name
                                 Its

                             HARRIS TRUST AND SAVINGS BANK, as Agent
                              Certificate Holder and as a Certificate Holder


                             By
                                 Name
                                 Its

                             HARRIS TRUST AND SAVINGS BANK, as
                              Administrative Agent and as a Lender



                             By
                                  Name
                                  Its


                             BANK OF AMERICA, N.A., as a Lender and
                              Certificate Holder



                             By
                                 Name
                                 Its


                             BMO GLOBAL CAPITAL SOLUTIONS, INC., as Arranger



                             By
                                 Name
                                 Its



                             FIRST SECURITY BANK,
                              ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee


                             By
                                 Name:_________________________________
                                 Title:________________________________

                             LODI 2000 DISTRIBUTION TRUST, as Lessor Trust

                             By: First Security Bank, National Association,
                                 not in its individual capacity but solely
                                 as Owner Trustee


                             By
                                 Name:___________________________________
                                 Title:__________________________________




                                   SCHEDULE I
                           TO PARTICIPATION AGREEMENT


                                   COMMITMENTS


                                                                                           COMMITMENT
              PARTICIPANT                            COMMITMENT                            PERCENTAGE



                LENDERS

Harris Trust and Savings Bank                        $9,894,000                              .5820%

Bank of America, N.A.                                $6,596,000                              .3880%

               TOTAL                                $16,490,000                               97.0%


          CERTIFICATE HOLDERS

Harris Trust and Savings Bank                          $306,000                              .0180%

Bank of America, N.A.                                  $204,000                              .0120%

               TOTAL                                   $510,000                               3.0%


Commitment Total                                    $17,000,000                               100%


                                   SCHEDULE II
                           TO PARTICIPATION AGREEMENT


         Notice Information, Wire Instructions and Funding Offices,

AGENT CERTIFICATE HOLDER:

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Attention:  Mr. Jerry Karl
Facsimile No.:  (312) 765-8095

Wire Transfer Instructions:
Bank:  Harris Trust and Savings Bank
ABA Number:  071-000-288
Attention:  Credit Services
Account Number:  1092154
Ref:  Robert Mondavi Properties, Inc.

ADMINISTRATIVE AGENT:

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603


Attention:  Mr. Jerry Karl
Facsimile No.:  (312) 765-8095

Wire Transfer Instructions:
Bank:  Harris Trust and Savings Bank
ABA Number:  071-000-288
Attention:  Credit Services
Account Number:  1092154
Ref:  Robert Mondavi Properties, Inc.

CERTIFICATE HOLDER:

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Attention:  Mr. Jerry Karl
Facsimile No.:  (312) 765-8095

Wire Transfer Instructions:
Bank:  Harris Trust and Savings Bank
ABA Number:  071-000-288
Attention:  Credit Services
Account Number:  1092154
Ref:  Robert Mondavi Properties, Inc.

Bank of America, N.A.
345 Montgomery Street
San Francisco, California  94104

Attention:  Ms. Stephanie Barrell
Facsimile No.:  (415) 622-1878
Wire Transfer Instructions:
Bank:  Bank of America
ABA Number:  121000358
Attention:  Unit #1592 CLSC
Account Number:  15921-83980
Ref:  Benefit of Robert Mondavi Corp./Obligor
#9738464338

LENDERS:

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

Attention:  Mr. Jerry Karl
Facsimile No.:  (312) 765-8095

Wire Transfer Instructions:
Bank:  Harris Trust and Savings Bank
ABA Number:  071-000-288
Attention:  Credit Services
Account Number:  1092154
Ref:  Robert Mondavi Properties, Inc.


                                     A-1-2

Bank of America, N.A.
345 Montgomery Street
San Francisco, California  94104

Attention: Ms. Stephanie Barrell
Facsimile No.:  (415) 622-1878
Wire Transfer Instructions:
Bank:  Bank of America
ABA Number:  121000358
Attention:  Unit #1592 CLSC
Account Number:  15921-83980
Ref:  Benefit of Robert Mondavi Corp./Obligor
#9738464338

LESSEE:

R.M.E., INC.
901 Kaiser Road
Napa, California  94558

Attention:    R.L. Garassino, Jr.
Facsimile No.: 707-251-4821


With a copy to:

THE ROBERT MONDAVI CORPORATION
901 Kaiser Road
Napa, California  94558

Attention:    R.L. Garassino, Jr.
Facsimile No.: 707-251-4821


Wire Transfer Instructions:
Bank:  Harris Trust and Savings Bank
ABA Number:  071-000-288
Account Name:  Robert Mondavi Properties, Inc.
Account Number:  _____________


                                     A-1-3

OWNER TRUSTEE:

First Security Bank, N.A.
79 South Main St.
Salt Lake City, Utah  84111
Attention:  Corporate Trust Administration
Facsimile No.:  801-246-5053


GUARANTOR:

THE ROBERT MONDAVI CORPORATION
901 Kaiser Road
Napa, California  94558

Attention:    R.L. Garassino, Jr.
Facsimile No.: 707-251-4821

                                     A-1-4

                                   APPENDIX A
                           TO PARTICIPATION AGREEMENT


         A. Interpretation. In each Operative Document, unless a clear contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to any agreement, document or instrument (including any Operative Document) means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (v) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Requirement of Law means that provision of such Requirement of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

                  (vii) "hereunder," "hereof, "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (ix) with respect to any rights and obligations of the parties under the Operative Documents, all such rights and obligations shall be construed to the extent permitted by Applicable Law.

                                     A-1-5

         B. Computation of Time Periods. Unless otherwise specified in any Operative Document, for purposes of computation of periods of time under the Operative Documents, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         C. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used therein shall be interpreted, all accounting determinations thereunder shall be made, and all financial statements required to be delivered thereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the RMC's independent public accountants) with the most recent audited consolidated financial statements of the RMC and its Subsidiaries delivered to the Participants.

         D. Conflict in Operative Documents. If there is any conflict between any Operative Documents, such Operative Documents shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Participation Agreement shall prevail and control.

         E. Legal Representation of the Parties. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Documents to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         F. Defined Terms. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Operative Document.

         "Account" means the account identified by the Administrative Agent in a writing delivered to Lessee into which all payments by the Lessee under the Operative Documents shall be made. The Account shall be specified on Schedule II to the Participation Agreement, as such Schedule may from time to time be amended, supplemented, amended and restated or otherwise modified.

         "Acquisition Date" is defined in Section 6.1 of the Participation Agreement.

         "Adjusted Eurodollar Rate" means, as applicable to any Interest Period, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of it) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Eurodollar Reserve Percentage. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Administrative Agent" means Harris in its capacity as Administrative Agent, and any successors or assigns thereto in such capacity.

         "Advance" means an advance of funds to the Construction Agent pursuant to Article III of the Participation Agreement.

         "Advisory and Syndication Fee" is defined in the Arranger's Fee Letter.

                                     A-1-6

         "Affiliate" means, as to any Person any other Person which directly or indirectly is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

         "After Tax Basis" means, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

         "Agent Certificate Holder" means Harris together with its successors permitted pursuant to Section 14.12 of the Participation Agreement.

         "Aggregate Commitment Amount" means, on any date, $17,000,000 as such amount may be reduced from time to time pursuant to Section 4.3(a) of the Participation Agreement.

         "Applicable Law" means all Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property, the Improvements or the demolition, construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limited the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. S 1201 et seq. and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Guarantor or the Lessee affecting the Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 11.2 of the Master Lease.

         "Appraisal" means, with respect to any Property, an appraisal of the Fair Market Sales Value of such Property, which Appraisal complies in all material respects with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law, and is addressed to the Administrative Agent, the Agent Certificate Holder and the Lessee. Each Appraisal shall be prepared by an Appraiser selected by the Administrative Agent and the Agent Certificate Holder, and such appraiser shall be reasonably acceptable to the Lessee.

         "Appraised Value" means, with respect to any Uncompleted Property, (a) with respect to any such Property for which an offer to purchase has been received by the Agent Certificate Holder from a third party purchaser, a statement from an Appraiser setting forth the portion of such purchase price

                                     A-1-7
that is allocable to the Land portion of such Property and (b) with respect to any other Uncompleted Property, an appraisal by an Appraiser of the Fair Market Sales Value of the Land portion of such Property.


         "Appraiser" means the appraiser which prepared an Appraisal of the Property or such other Person selected by the Administrative Agent and the Agent Certificate Holder.

         "Appurtenant Rights" means, with respect to any Land, (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, and other rights and benefits at any time belonging or pertaining to such Land or the Improvements thereon, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to such Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land.

         "Arranger" means BMO Global Capital Solutions, Inc., a Delaware corporation, in its capacity as arranger.

         "As-Completed Appraisal" means (a) with respect to any Improved Property, the Appraisal of such Property delivered to Administrative Agent on the Acquisition Date therefor and (b) with respect to any other Property, an Appraisal of the Property appraising the Fair Market Sales Value of the Property as completed in accordance with the Plans and Specifications therefor.

         "Assigned Lease" is defined in Section 2(a) of the Assignment of Lease and Rent.

         "Assignment of Lease and Rent" means the Assignment of Lease and Rent dated as of July 14, 2000, from the Lessor Trust, as assignor, to the Administrative Agent for the benefit of the Lenders, as assignee, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Assignment of Lease and Rent Supplement" means each supplement to the Assignment of Lease and Rent executed by the Lessor Trust in favor of the Administrative Agent, substantially in the form of Exhibit A thereto.

         "Available Commitments" means the sum of the Available Loan Commitments and the Available Certificate Holder Commitments.

         "Available Certificate Holder Commitment" means, at any time, an amount equal to the excess, if any, of (x) the aggregate amount of the Certificate Holder Commitments, minus (y) the aggregate Certificate Holder Amounts outstanding.

         "Available Loan Commitment" means, at any time, an amount equal to the excess, if any, of (x) the aggregate amount of the Loan Commitments, minus (y) the aggregate principal amount of all Loans outstanding.

         "Bankruptcy Code" is defined in Section 5.1(e) of the Loan Agreement.

                                     A-1-8

         "Base Rate" means, for any day, the greater of:

                           (i) the rate of interest announced by the
                  Administrative Agent from time to time as its prime commercial rate (the "Prime Rate"), or equivalent, as in effect on such day, with any change in the Domestic Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate; and

                           (ii) the sum of (x) the rate determined by the
                  Administrative Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for the sale of the Administrative Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Administrative Agent for which such rate is being determined, plus (y) 1/2 of 1% (.50%).

         "Base Rate Loan/Certificate Holder Amount" means a Loan or Certificate Holder Amount, as the case may be, bearing interest at the Base Rate.

         "Basic Lease Term" is defined in Section 2.3 of the Master Lease.

         "Basic Rent" means the sum of (i) the Lender Basic Rent and (ii) the Certificate Holder Basic Rent, calculated as of the applicable date on which Basic Rent is due.

         "Bill of Sale" is defined in Section 6.1(j) of the Participation Agreement.

         "Borrower Default" is defined in Section 5.3 of the Loan Agreement.

         "Break Costs" means an amount equal to the amount, if any, required to compensate any Participant for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by such Participant to fund its obligations under the Operative Documents) it may incur with respect to Eurodollar Loan/Certificate Holder Amounts as a result of (w) the Lessee's payment of Rent other than on a Scheduled Payment Date (except for Rent not due on a Scheduled Payment Date), (x) any Advance not being made on the date specified therefor in the applicable Funding Request (other than as a result of a breach by such Participant of its obligation under Section 3.1, 3.2 or 3.3, as the case may be, of the Participation Agreement to make Advances to the Construction Agent or make Certificate Holder Amounts or Loans available to the Agent Certificate Holder), (y) any Guarantor's or Lessee's payment of the Lease Balance on any date other than a Basic Rent Payment Date, or (z) as a result of

                                     A-1-9
any conversion of the London Interbank Offered Rate in accordance with Section
13.7 or 13.8 of the Participation Agreement. A statement as to the amount of such loss, cost or expense, prepared in good faith and in reasonable detail and submitted by such Participant, as the case may be, to the Agent, shall be correct and binding on the Agent absent manifest error.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan or Eurodollar Certificate Holder Amount, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

         "Capitalized Lease" shall mean any lease the obligation for rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

         "Capitalized Lease Obligation" means any rental obligation which, under GAAP, is or will be required to be capitalized on the books of RMC or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense).

         "Capitalized Rentals" of any Person shall mean as of the date of any determination thereof the amount at which aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

         "Casualty" means any damage or destruction of all or any portion of the Property as a result of a fire, flood, earthquake or other casualty.

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.ss.ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certificate" is defined in Section 10.2 of the Trust Agreement.

         "Certificate Holder Amount" is defined in Section 3.2 of the Participation Agreement.

         "Certificate Holder Balance" means, as of any date of determination, an amount equal to the sum of the outstanding Certificate Holder Amounts together with all accrued and unpaid Yield thereon.

         "Certificate Holder Basic Rent" means the sum of (a) the amount of accrued Yield due on the Certificate Holder Amounts, determined in accordance with Section 4.1 of the Participation Agreement as of any Payment Date and excluding (i) any interest at the applicable Overdue Rate on any installment of Certificate Holder Basic Rent not paid when due and (ii) any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Certificate Holder Basic Rent and (b) any Fixed Rent due under the Lease Supplement with respect to the Certificate Holder Amounts after giving effect to any prepayment of Fixed Rent.


                                     A-1-10

         "Certificate Holder Commitment" means the Commitment of each Certificate Holder in the amount set forth on Schedule I of the Participation Agreement, as such Schedule may be amended, supplemented, amended and restated, reduced or otherwise modified from time to time (including, without limitation, pursuant to Section 3.7 of the Participation Agreement).

         "Certificate Holder Margin" means, with respect to any Loan which is a Eurodollar Loan/Certificate Holder Amount, 1.25% per annum.

         "Certificate Holders" means, collectively, each of the Persons that are or may from time to time become identified as a "Certificate Holder" party to the Participation Agreement.

         "Certifying Party" is defined in Section 22.1 of the Master Lease.

         "Claims" means any and all obligations, liabilities, losses, actions, suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever.

         "Code" means the Internal Revenue Code of 1986 and regulations promulgated thereunder.

         "Commitment" means (i) as to any Lender, its Loan Commitment, and (ii) as to any Certificate Holder, its Certificate Holder Commitment.

         "Commitment Fees" is defined in Section 4.4(c) of the Participation Agreement.

         "Commitment Percentage" means, with respect to any Participant, the percentage set forth opposite such Participant's name under the heading "Commitment Percentage" on Schedule I to the Participation Agreement, as such Schedule may be amended, supplemented, amended and restated or otherwise modified from time to time (including, without limitation, pursuant to Section
3.7 of the Participation Agreement).

         "Commitment Period" means the period from and including the Acquisition Date to but not including the date occurring on the earlier of (i) the Commitment Termination Date, (ii) the date on which the sum of the Loan Balance and the Certificate Holder Balance equals the Aggregate Commitment Amount, (iii) the date of Completion of the applicable Construction, (iv) the Outside Completion Date and (v) the date on which the Commitments shall terminate as provided in the Operative Documents; provided, however, that in the event that any Commitment Period would end after the Commitment Termination Date, such Commitment Period shall end on such Commitment Termination Date and, in any event, shall not extend beyond the Maturity Date.

         "Commitment Termination Date" means the Interim Termination Date.

                                     A-1-11

         "Completed Property" means any Property (a) that is an Improved Property or (b) with respect to which the Completion Date has occurred.

         "Completion" means with respect to any Property (other than Completed Property), such time as the conditions set forth in Section 6.3 of the Participation Agreement are satisfied with respect thereto.

         "Completion Certificate" is defined in 6.3(d) of the Participation Agreement.

         "Completion Costs" means, with respect to any Property (other than an Improved Property), any and all costs of any kind or description incurred by Administrative Agent or any Participant in completing the construction of such Property following a Construction Agency Agreement Event of Default in excess of the Estimated Improvement Costs for such Property, including, without limitation, costs of removal and restoration of defective work, shut down and startup costs for any party under any of the Construction Documents, redesign, rebidding, repermitting and other costs incurred in connection with any revision of the applicable Plans and Specifications, construction supervision costs, carry during any period of delay in the completion of such Property beyond the applicable Outside Completion Date, legal fees incurred in connection with the negotiation, enforcement, termination or any other action or proceeding in connection with any of the Construction Documents or any of the foregoing.

         "Completion Date" means, the date on which Completion for the Property has occurred, as certified in the Completion Certificate; provided, however, the Completion Date for each Property shall occur on or before twenty-four (24) months from the date of the initial Advance for each Property.

         "Compliance Certificate" is attached to the Participation Agreement as Exhibit M.

         "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain, proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, such Property or alter the pedestrian or vehicular traffic flow to such Property so as to result in change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

         "Consolidated Adjusted Net Worth" shall mean, as of the date of any determination thereof, the arithmetic sum of:

                   (a) the amount of the capital stock accounts (net of treasury stock, at cost, but including preferred stock), plus (or minus in the case of a deficit) the surplus and retained earnings of RMC and its

                                     A-1-12
         subsidiaries set forth in the consolidated financial statements of RMC as at the end of the fiscal quarter immediately preceding the date of such determination.

MINUS

                   (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of RMC and its subsidiaries, to wit:

                           (1) the incremental increase in an asset resulting
                  from any reappraisal, revaluation or write-up of assets, other than an increase to the extent permitted by GAAP; and

                           (2) (i) unamortized debt discount and expense and
                  (ii) goodwill, patents, parent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, research and development expense and such other assets as are properly classified as "intangible assets" acquired by Lessee and its subsidiaries after the Documentation Date; provided, however, that notwithstanding the foregoing, Lessee may include in any determination of "Consolidated Adjusted Net Worth" the aggregate net value of prepaid royalties, patents, patent applications, trademarks, trade names, copyrights and other intellectual property acquired after the Documentation Date.

all determined in accordance with GAAP.

         "Consolidated Fixed Charges" for any period shall mean on a consolidated basis the sum of (a) all Rentals (other than rentals on Capitalized Leases) payable during such period by RMC and its subsidiaries, and (b) all Interest Expense on all Indebtedness of RMC and its subsidiaries.

         "Consolidated Funded Debt" shall mean all Funded Debt of RMC and its subsidiaries, determined on a consolidated basis eliminating intercompany items.

         "Consolidated Net Income" for any period shall mean the consolidated net income (before extraordinary items) for RMC and its subsidiaries for such period determined in accordance with GAAP, excluding in any event extraordinary items in accordance with GAAP.

         "Consolidated Net Income Available for Fixed Charges" for any period shall mean the sum of (a) Consolidated Net Income during such period plus (to the extent deducted in determining Consolidated Net Income), (b) all provisions for any Federal, state or other income taxes made by RMC and its subsidiaries during such period and (c) Consolidated Fixed Charges during such period.

         "Consolidated Total Assets" shall mean, as of the date of any determination thereof, total assets of RMC and its subsidiaries determined on a consolidated basis in accordance with GAAP.

                                     A-1-13

         "Consolidated Total Capitalization" shall mean, as of the date of any determination thereof, the sum of (a) Consolidated Funded Debt plus (b) Consolidated Adjusted Net Worth plus (c) Specified Assets.

         "Consolidated Total Liabilities" shall mean, as of the date of any determination thereof, total liabilities of RMC and its subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Construction" means, with respect to any Property, the construction and installation of all Improvements thereon contemplated by the Plans and Specifications applicable to such Property.

         "Construction Agency Agreement" means the Construction Agency Agreement, dated as of July 14, 2000, between the Lessor Trust and the Construction Agent, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Construction Agency Agreement Assignment" means the Construction Agency Agreement Assignment, dated as of July 14, 2000, made by the Lessor Trust, as assignor, in favor of the Administrative Agent on behalf of the Lenders, as assignee, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Construction Agency Agreement Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Construction Agency Agreement Event of Default.

         "Construction Agency Agreement Event of Default" is defined in Section
5.1 of the Construction Agency Agreement.

         "Construction Agency Agreement Supplement" means any duly executed and delivered Supplement to the Construction Agency Agreement substantially in the form attached to the Construction Agency Agreement as Exhibit A thereto.

         "Construction Agent" means R.M.E., Inc., a California corporation, as construction agent under the Construction Agency Agreement.

         "Construction Budget" means, with respect to any Uncompleted Property, a budget for the Construction of such Property in accordance with the Plans and Specifications therefor, in such form as may be reasonably acceptable to the Administrative Agent.

         "Construction Costs" means, with respect to any Uncompleted Property, the fees, expenses, costs and other items related to the development and construction of such Property and specified below:

                  (a) the costs of developing and cultivating the Property, including the costs of preparation of studies, surveys, reports, tests, plans and specifications;

                                     A-1-14

                  (b) Transaction Expenses of the type described in clause (b) of the definition thereof, to the extent incurred in connection with any Funding Date (other than an Acquisition Date) for such Property (but specifically excluding any such Transaction Expenses relating to the negotiation and documentation of the transactions contemplated to occur on the Documentation Date);

                  (c) the fees and charges incurred in connection with securing all Governmental Actions required to be taken, given or obtained in connection with the development, construction, ownership, financing, maintenance or operation of the Property;

                  (d) all premiums for builder's "all risk" insurance maintained by the Construction Agent pursuant to Section 2.8(c) of the Construction Agency Agreement with respect to such Property during the Interim Lease Term therefor;

                  (e) all expenses relating to Environmental Audits with respect to such Property required to be delivered pursuant to Section 6.1(h) of the Participation Agreement.

                  (f) Fees and other expenses relating to Appraisals of such Property required to be delivered pursuant to Section 6.1(d) or 6.2(b) of the Participation Agreement;

                  (g) the costs incurred in connection with the acquisition, construction, improvement, rehabilitation or extension of the Improvements comprising a part of such Property and the provision of the necessary services and utilities thereto;

                  (h) interest on the Loans and Yield on the Certificate Holder Amounts during the Construction Period in respect to such Property;

                  (i) any sales, use, property, real or persona, tangible or intangible taxes incurred in connection with such Property;

                  (j) any other items included in the Construction Budget for such Property including without limitation all payments of real estate taxes, insurance costs, rent and other costs payable by the lessee under any ground lease of the Property;

                  (k) any other costs and expenses incurred in connection with the acquisition, construction, development and equipping of such Property and determined to be construction costs in accordance with GAAP;

                  (l) to the extent relating to such Property, all amounts payable by the Lessee under (i) Section 13.5(a)(i) of the Participation Agreement, (ii) Section 13.9 of the Participation Agreement and (iii)
         Section 13.10 of the Participation Agreement (unless, in the case of this clause (iii), such amounts are payable as a result of the acts or omissions of the Lessee); and

                                     A-1-15

                  (m) such other items relating to Construction of such Property as the Required Participants may reasonably approve in writing.

         "Construction Documents" is defined in Section 2.5 of the Construction Agency Agreement.

         "Construction Documents Assignment" means the Construction Documents Assignment, dated as of July 14, 2000, made by the Construction Agent in favor of the Lessor Trust, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Construction Period" means, with respect to each Uncompleted Property, the period commencing on the commencement of construction on such Property and ending on the earlier of (i) the Completion Date for such Property and (ii) the Outside Completion Date.

         "Construction Period Property" means, at any date of determination, any Property as to which the Construction Period has commenced but not ended on or prior to such date.

         "Construction Recourse Amount" means, as determined as of any date with respect to any Uncompleted Property, an amount equal to 89.9% of the Eligible Construction Costs for such Property.

         "Construction Return" is defined in Section 5.3(b)(ii) of the Construction Agency Agreement.

         "Construction Termination Costs" means any costs or expenses incurred by Administrative Agent or any Participant in connection with the termination of any of the Construction Documents following the occurrence of a Construction Agency Event of Default.

         "Contract Rents" is defined in Section 2(b) of the Assignment of Lease and Rent.

         "Contracts" is defined in Section 2(b) of the Assignment of Lease and Rent.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Credit Agreements" means collectively (i) that certain Credit Agreement (the "Rabo Credit Agreement") dated as of December 24, 1994 among the Guarantor and Lessee and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "RABOBANK NEDERLAND", New York Branch, as amended and supplemented from time to time; (ii) that certain Business Loan Agreement (the "Bank of America Credit Agreement") dated as of December 29, 1994 among Bank of America National Trust and Savings Association, the Guarantor and Lessee, as amended and supplemented from time to time; (iii) that certain Note Agreement (the "1998 Private Placement") dated as of January 29, 1998 among Lessee and the Guarantor and each

                                     A-1-16
of the note purchasers party thereto, as amended and supplemented from time to time and (iv) that certain Note Purchase Agreement (the "2000 Private Placement") dated as of March 28, 2000 among Lessee and Guarantor and each of the note purchasers party thereto, as amended and supplemented from time to time.

         "Debt" and "Indebtedness" of any Person shall mean (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (d) Capitalized Rentals and (e) Guaranties of obligations of others of the character referred to in this definition, provided that (1) letters of credit issued for the benefit of the Lessee or any of its Subsidiaries to support payment of trade payables and (2) Guaranties existing on the date hereof (including extension and renewals of any such Guaranty, but without increase in the maximum dollar exposure under any such Guaranty) may be excluded from any determination of "Indebtedness". Indebtedness of any corporation which becomes a Subsidiary after the date hereof, which is existing immediately after such corporation becomes a Subsidiary, shall for purposes of any determination pursuant to Section 10.02(b)(v) be disregarded, but for all other purposes under the Operative Documents shall be Indebtedness which must be incurred and outstanding within the applicable limitations hereof.

         "Deed" means a grant deed with respect to the real property comprising the Property, in conformity with Applicable Law and appropriate for recording with the applicable Governmental Authorities, conveying fee simple title to such real property to the Agent Certificate Holder, subject only to Permitted Property Liens.

         "Deed of Trust Laws" is defined in Section 16.4 of the Master Lease.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Defaulting Participant" means, at any time, any Participant that, at such time (a) has failed to make an Advance of a Loan or Certificate Holder Amount, as the case may be, required pursuant to the terms of the Participation Agreement, (b) has failed to pay to the Administrative Agent, the Agent Certificate Holder, any Lender, or any Lessor an amount owed by such Participant pursuant to the terms of the Operative Documents, or (c) has been declared insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "Documentation Date" is defined in Section 2.1 of the Participation Agreement.

         "Dollars" and "$" mean dollars in lawful currency of the United States of America.

                                     A-1-17

         "Eligible Assignee" means an Eligible Certificate Holder Assignee or an Eligible Lender Assignee, as the case may be.

         "Eligible Certificate Holder Assignee" means any Certificate Holder or any Affiliate or Subsidiary of a Certificate Holder; and any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) with combined capital and surplus in excess of $50,000,000.

         "Eligible Construction Costs" means, as determined as of any date on which the Construction Agent pays the Construction Recourse Amount with respect to any Uncompleted Property, (a) the aggregate amount of Advances made for the purpose of paying Construction Costs for such Property plus (b) following a Construction Agency Agreement Event of Default, all Completion Costs and Construction Termination Costs relating to such Property which have accrued on or prior to such date of payment, minus (c) to the extent included in such Construction Costs, Completion Costs and Construction Termination Costs, any Construction Costs, Completion Costs and Construction Termination Costs not defined as "construction costs" in accordance with GAAP.

         "Eligible Lender Assignee" means any Lender or any Affiliate or Subsidiary of a Lender; and any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) with combined capital and surplus excess of $50,000,000.

         "End of the Term Report" is defined in Section 13.2(a) of the Participation Agreement.

         "Environmental Audit" means a Phase One environmental site assessment (the scope and performance of which meets or exceeds the then most current ASTM Standard Practice E1527 for Environmental Site Assessments: Phase One Environmental Site Assessment Process) of the Property.

         "Environmental Laws" means any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, permits, licenses, authorizations, decrees or other legal requirement regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or the use, storage, recycling, handling, disposal, discharge, transport, treatment or generation of Hazardous Materials, as now or may at any time be in effect during the Lease Term, including CERCLA, RCRA, the Clean Air Act, 42 USC ss.7401 et seq., the Toxic Substances Control Act 15 USC ss.2601 et seq. and any rules and regulations promulgated thereunder.

         "Environmental Violation" means, with respect to the Property, any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law.

         "Equipment" means equipment, apparatus, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by the Lessor Trust using the proceeds of the Loans and/or the Certificate Holder Amounts and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Property, including

                                     A-1-18
but without limiting the generality of the foregoing, all heating, electrical, switch gear, power supply, lighting, plumbing, ventilation, air conditioning and air cooling systems, refrigerating equipment, generators, locking and unlocking equipment, communication systems, sprinkler system and fire prevention systems, security systems and fixtures of all kinds.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and regulations promulgated thereunder, as the same may be amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control of the RMC (as defined in section 3(9) of ERISA) which within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to
Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by RMC or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by RMC or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon RMC or any ERISA Affiliate.

         "Estimated Improvement Costs" means, as of the Acquisition Date therefor, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended in order to achieve Completion with respect to Improvements for the Property, including Construction Costs and Transaction Expenses in each case allocated with respect to such Property during its Construction Period, as such estimated amount may be amended from time to time in accordance with Section 3.2(b) of the Construction Agency Agreement.

         "Eurodollar Loan/Certificate Holder Amount" means a Loan or Certificate Holder Amount as the case may be, bearing interest at the Adjusted Eurodollar Rate.

         "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the F.R.S. Board for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents).

                                     A-1-19

         "Event of Default" means a Lease Event of Default, a Construction Agency Agreement Event of Default or a Loan Agreement Event of Default.

         "Event of Loss" means any Significant Casualty or any Significant Condemnation.

         "Event of Loss Purchase" is defined in clauses (2) and (3) of Section
15.1 of the Master Lease.

         "Event of Loss Return" is defined in clauses (2) and (3) of Section
15.1 of the Master Lease.

         "Excepted Payments" means:

                   (a) all indemnity payments (including indemnity payments made pursuant to Article XIII of the Participation Agreement) to which the Administrative Agent, the Arranger, the Agent Certificate Holder, any Lender, any Certificate Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

                   (b) any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 15.2 of the Master Lease or Articles XVI, XVIII or XX of the Master Lease) payable under any Operative Document to reimburse the Administrative Agent, the Arranger, the Agent Certificate Holder, any Lender, any Certificate Holder or any of their respective Affiliates (including the reasonable expenses of the Administrative Agent, the Arranger, the Agent Certificate Holder, any Lender, any Certificate Holder or such Affiliates incurred in connection with any such payment) for performing or complying with any of the obligations of Lessee under and as permitted by any Operative Document;

                   (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies, other than such proceeds or payments payable to Agent Certificate Holder, Lessor Trust or to the Administrative Agent;

                  (d) any insurance proceeds under policies maintained by any Participant;

                  (e) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Administrative Agent, the Trust Company, the Arranger, the Agent Certificate Holder, any Lender or any Certificate Holder; and

                  (f) any payments in respect to interest to the extent attributable to payments referred to in clauses (a) through (e) above.

         "Excess Casualty/Condemnation Proceeds" means the excess, if any, of
(x) the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation minus (y) the Property Balance paid by the Lessee pursuant to Article XV of the Master Lease with respect to such Casualty or Condemnation.

                                     A-1-20

         "Excess Sales Proceeds" means the excess, if any, of (x) the aggregate of all proceeds received by the Agent Certificate Holder (on behalf of the Lessor Trust) in connection with any sale of the Property pursuant to the Agent Certificate Holder's (on behalf of the Lessor Trust) exercise of remedies under
Section 16.2 of the Master Lease or the Lessee's exercise of the Remarketing Option under Article XX of the Master Lease (in either case, less all fees, costs and expenses of the Agent Certificate Holder (on behalf of the Lessor Trust) in connection with the exercise of its rights and remedies thereunder), minus (y) the Lease Balance, and minus (z) all accrued and unpaid Basic Rent and Supplemental Rent and all other amounts then due and owing to the Participants and the Administrative Agent under the Operative Documents (not included in the Lease Balance).

         "Exchange Act" means the Securities Exchange Act of 1934 and regulations promulgated thereunder.

         "Existing Credit Agreements" means the Credit Agreements as in effect on the Documentation Date.

         "Expiration Date" means, with respect to the Master Lease, the earlier of the date the Master Lease shall have been terminated in accordance with the provisions of the Master Lease or any of the other Operative Documents and the Maturity Date; provided, however, with respect to Article XX of the Master Lease, the Expiration Date shall be the later of (i) the Maturity Date and (ii) the Extended Expiration Date.

         "Expiration Date Purchase Obligation" means the Lessee's obligation, pursuant to Section 18.2 of the Master Lease, to purchase or cause the Lessee to purchase all (but not less than all) of the Property on the Expiration Date.

         "Extended Expiration Date" is defined in Section 20.3(a) of the Master Lease.

         "Fair Market Sales Value" means, with respect to any Property, the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of such Property. The Fair Market Sales Value of the Property shall be determined based on the assumption that, except for purposes of Article XVI of the Master Lease and Section 13.2 of the Participation Agreement, the Property is in the condition and state of repair required under Section 9.1 of the Master Lease and the Lessee is in compliance with the other requirements of the Operative Documents relating to the condition of the Property.

         "Federal Funds Rate" means, for any day or period, as applicable, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of it) at which Federal funds in the amount equal to the principal amount of the related Loans or Certificate Holder Amounts are offered in the interbank market to Harris as of 10:00 A.M., Chicago time, on such day for such day or for such period, as applicable.

                                     A-1-21

         "Fee Letter" means that certain fee letter dated as of July 14, 2000, between the Lessee, the Administrative Agent and the Arranger.

         "Fixed Rent" means the amounts designated as "Fixed Rent", if any, for the Loans and Certificate Holder Amounts made in connection with the Lease Supplement, as set forth on Schedule III to the Lease Supplement (which amounts are intended to amortize the Loans and Certificate Holder Amounts) as such amounts may be adjusted from time to time in accordance with the Master Lease.

         "Fixed Rent Payment Date" means each date set forth under the heading "Fixed Rent Payment Dates" in Schedule III to the Lease Supplement or, if any such day is not a Business Day, the next succeeding Business Day.

         "Force Majeure Event" means, with respect to the Construction of any Property, any event (the existence of which was not known and could not have been discovered through the exercise of due diligence by the Lessee or the Construction Agent prior to the Acquisition Date) beyond the control of the Lessee and the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Lessee's or the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the expenditure of funds.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Funded Debt" of any Person shall mean (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the acquisition of assets in each case having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin), including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (b) all Capitalized Rentals of such Person,
(c) all obligations of such Person arising in connection with Specified Transactions and (d) all Guaranties by such Person of Funded Debt of others; provided that up to $10,000,000 of Indebtedness of Guarantor outstanding under bank lines established for working capital purposes and having final maturities of not longer than three years shall be excluded from Funded Debt.

         "Funding Date" means any Business Day on which Advances are made under the Participation Agreement pursuant to Section 3.4 thereof.

         "Funding Office" means the office of each Participant identified on
Schedule II to the Participation Agreement as its funding office.

                                     A-1-22

         "Funding Request" is defined in Section 3.4 of the Participation Agreement.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         "Governmental Action" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of any Property.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Gross Remarketing Proceeds" is defined in Section 20.2(h) of the Master Lease.

         "Guaranteed Obligations" is defined in Section 2.1(a) of the Guaranty.

         "Guaranteed Parties" means the Lessor Trust, the Owner Trustee, the Lenders, the Certificate Holders, the Administrative Agent and the Agent Certificate Holder, together with their respective successors and assigns.

         "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to maintain working capital or any balance sheet or income statement condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other

                                     A-1-23
obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

         "Guarantor" means The Robert Mondavi Corporation, a California corporation.

         "Guaranty" means the Guaranty dated as of July 14, 2000 made by the Guarantor, jointly and severally, in favor of each of the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, each of the Certificate Holders, the Administrative Agent and each of the Lenders, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Harris" means Harris Trust and Savings Bank, an Illinois banking corporation.

         "Hazardous Activity" means any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Material; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Material into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Material; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

         "Hazardous Materials" means any hazardous, toxic or dangerous materials, substances, chemicals, wastes or pollutants that from time to time are defined by or pursuant to or are regulated under any Environmental Laws, including asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons, urea formaldehyde and any material, substance, pollutant or waste that is defined as a hazardous waste under RCRA or defined as a hazardous substance under CERCLA.

         "Impositions" means any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever (all of the foregoing being defined as "Taxes") (including, without limitation, (i) real and personal property taxes, including personal property taxes on any property covered by the Master Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes;
(ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and (vi) assessments on any Property, including all assessments for public improvements or benefits (whether or not such improvements are commenced or completed within the Lease Term)), and in each case all interest additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Federal, state or authority upon or with respect to (a) any Tax Indemnitee, any Property or any part thereof or interest therein, or the Lessee or any sublessee or user of any Property; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair,

                                     A-1-24
ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of any Property or any part thereof or interest therein; (c) the Notes or other Indebtedness with respect to any Property or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Documents.

         Notwithstanding anything in the first paragraph of this definition (except as provided in the final paragraph of this definition) the term "Imposition" shall not mean or include:

                   (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, transfer or property taxes) that are imposed by any Governmental Authority and that are based upon or measured by or with respect to the net income (including, without limitation, any minimum taxes, income or capital gains taxes, withholding taxes, items of tax preference or franchise taxes) and any interest, additions to tax, penalties or other charges in respect thereof; provided that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made; provided, further, that this clause (i) shall not apply to any Taxes imposed on the Agent Certificate Holder as a result of its compliance with the terms of
         Section 10.3 of the Participation Agreement following the occurrence and during the continuance of an Event of Default;

                  (ii) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of
         Section 13.5(b) of the Participation Agreement, provided that the foregoing shall not limit the Lessee's obligation under Section 13.5(b) of the Participation Agreement to advance to such Tax Indemnitee amounts with respect to Taxes that are being contested in accordance with Section 13.5(b) of the Participation Agreement or any expenses incurred by such Tax Indemnitee in connection with such contest;

                 (iii) Taxes imposed on or with respect to or payable by a Tax Indemnitee resulting from, or that would not have been imposed but for the existence of, any Lessor Lien created by or through such Tax Indemnitee or an affiliate thereof and not caused by acts or omissions of the Lessee;

                  (iv) any tax imposed by its express terms in lieu of or in substitution for a Tax not subject to indemnity pursuant to the provisions of Section 13.5 of the Participation Agreement.

         Notwithstanding the foregoing, no exclusion from the definition of Impositions set forth above shall apply to any Taxes or any increase in Taxes

                                     A-1-25
imposed on a Tax Indemnitee net of any decrease in taxes realized by such Tax Indemnitee, to the extent that such tax increase or decrease would not have occurred if on each Funding Date the Agent Certificate Holder had advanced funds to the Construction Agent in the form of a loan secured by each Property in an amount equal to the Property Improvement Cost funded on such Funding Date, with debt service for such loan equal to the Basic Rent payable on each Rent Payment Date and a principal balance at the maturity of such loan in an amount equal to the then outstanding amount of the Advances at the end of the term of the Master Lease, as determined by such Tax Indemnitee, which determination shall be binding absent manifest error.

         "Improved Property" means any Property that, on the Acquisition Date thereof, is certified by a Responsible Officer of the Lessee to be a "Completed Property" for all purposes of the Operative Documents.

         "Improvements" means all buildings, structures, fixtures, Equipment and other improvements of every kind existing at any time and from time to time (including those constructed pursuant to the Construction Agency Agreement and those purchased with amounts advanced by the Participants pursuant to the Participation Agreement) on or under the Land or any parcel of Land to be acquired or leased pursuant to the terms of the Operative Documents, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time. Without limiting the generality of the foregoing, the parties to the Participation Agreement agree that it is the Lessee's intention to develop each Property primarily for wine production, storage or distribution purposes and that, accordingly, the Improvements shall consist primarily of structures, fixtures and other improvements associated with wine production, storage or distribution facilities.

         "Imputed Return" means an amount equal to the Base Rate plus 2% per annum on each Participant's outstanding Loan Amount or Certificate Holder Amount during the period from the Expiration Date to the date of determination.

         "Indemnitee" means the Trust Company, the Lessor Trust, each Lender, each Certificate Holder, the Administrative Agent and the Agent Certificate Holder.

         "Independent Auditor" is defined in Section 10.1(a) of the Participation Agreement.

         "Initial Construction Date" means, with respect to each Uncompleted Property, the date of the first Advance made under the Operative Documents with respect to Construction Costs for such Property.

         "Initial Interest Period" is defined in Section 3.4 of the Participation Agreement.

         "Insurance Requirements" means all terms and conditions of any insurance policy either required by the Master Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy.

                                     A-1-26

         "Interest Expenses" for any period shall mean all interest and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like securities) for which such calculations are being made.

         "Interest Period" means:

                   (a) during the Interim Lease Term, with respect to each outstanding Advance (i) the Initial Interest Period and (ii) immediately succeeding the Initial Interest Period, the period beginning on and including each Scheduled Payment Date and ending on but excluding the next succeeding Scheduled Payment Date, and

                   (b) during the Basic Lease Term, with respect to each Eurodollar Loan/Certificate Holder Amount, the period commencing on (and including) the date such Eurodollar Loan/Certificate Holder Amount is continued as, or converted into, a LIBO Rate Amount pursuant to
         Section 3.4 or 3.6 of the Participation Agreement, and ending on but excluding the numerically corresponding day one, two, three or six months thereafter, as selected (or deemed selected) by the Lessee from time to time pursuant to an Interest Period Selection/Continuation/Conversion Notice;

provided, however, that the foregoing provisions in clauses (a) and (b) relating to Interest Periods are subject to the following:

                  (i) Interest Periods commencing on the same date for Eurodollar Loans/Certificate Holder Amounts comprising part of the same Advance shall be of the same duration;

                  (ii) if any Interest Period would otherwise end (or if payments are otherwise due with respect to Eurodollar Loans/Certificate Holder Amounts) on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (iii) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

                  (iv) if any Interest Period begins on a day for which there is no numerically corresponding day in a calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month.

         "Interest Period Selection/Continuation/Conversion Notice" means a notice duly executed by a Responsible Officer of the Lessee substantially in the form of Exhibit C to the Participation Agreement.

         "Interest Rate" is defined in Section 2.4(a) of the Loan Agreement.

                                     A-1-27

         "Interim Lease Term" is defined in Section 2.3 Master Lease.

         "Interim Termination Date" means, with respect to each Property, the date twenty four months from the Acquisition Date of such Property.

         "Investments" means any loan or advance to, or ownership, purchase or acquisition of any security (including stock) or obligations of, or any other interest in, or any capital contribution made to, any Person.

         "Land" means each individual fee interest or leasehold interest, as the case may be, in real property described on Schedule I to each Lease Supplement, and includes all Appurtenant Rights attached thereto.

         "Land Acquisition Cost" means (a) with respect to any Uncompleted Property, the amount of the Advance made available to the Construction Agent for the purpose of acquiring the portion of such Property constituting Land and paying the Transaction Expenses relating to such funding and acquisition (including without limitation, all Transaction Expenses of the type described in clause (a), clause (b) (to the extent relating to the Acquisition Date for such Property), clause (c) and clause (e) of the definition of Transaction Expenses, in each case to the extent relating to such Property), as such amount is set forth in the Funding Request relating to the acquisition of such Property and
(b) with respect to any Improved Property, the portion of the Property Cost therefor that is allocable to the Land portion of such Property and related Transaction Expenses (including without limitation, all Transaction Expenses of the type described in clause (a), clause (b) (to the extent relating to the Acquisition Date for such Property), clause (c) and clause (e) of the definition of Transaction Expenses, in each case to the extent relating to such Property), as set forth in the Appraisal of such Property.

         "Land Shortfall Amount" means, with respect to any Uncompleted Property as of any date of determination, the excess, if any, of (a) the Land Acquisition Cost of such Property over (b) the Appraised Value of the Land portion of such Property.

         "Lease" means, collectively, the Master Lease and the Lease Supplement.

         "Lease Balance" means, as of any date of determination, an amount equal to the sum of the Loan Balance and the Certificate Holder Balance and all other amounts owing by the Guarantors or the Lessee under the Operative Documents (including without limitation, accrued and unpaid Rent and Supplemental Rent, if any) minus all payments of Fixed Rent made on or prior to such date, if any.

         "Lease Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" is defined in Section 16.1 of the Master
Lease.

         "Lease Rents" is defined in Section 2(a)(i) of the Assignment of Lease and Rent.

                                     A-1-28

         "Lease Supplement" means each Lease Supplement substantially in the form of Exhibit A to the Master Lease, executed by the Lessee and the Lessor Trust, dated as of an Acquisition Date and covering the Land identified on
Schedule I thereto and Improvements thereon, if any, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Lease Term" means, with respect to the Property, the period commencing on (and including) the Acquisition Date for the Property and ending on (but excluding) the Expiration Date.

         "Lender Basic Rent" means, as determined as of any Basic Rent Payment Date, the sum of (a) interest due on the Loans, determined in accordance with
Section 2.4 of the Loan Agreement and excluding (i) any interest at the applicable Overdue Rate on any installment of Lender Basic Rent not paid when due and (ii) any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Lender Basic Rent and (b) the Fixed Rent due under the Lease Supplement with respect to the Loans after giving effect to any prepayment of Fixed Rent.

         "Lenders" means, collectively, the various financial institutions that are or may from time to time become parties to the Loan Agreement as Lenders.

         "Lessee" means R.M.E., Inc., a California corporation, as Lessee under the Lease and the other Operative Documents.

         "Lessor Financing Statements" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to protect the Agent Certificate Holder's, Lessor Trust's and the Lenders' respective interests under the Master Lease and the Lease Supplement to the extent the Master Lease and Lease Supplement are security agreements.

         "Lessor Lien" means any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against any Participant not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of any Participant which is not required or permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against any Participant, with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify any Participant, in its individual capacity, pursuant to Article IX of the Participation Agreement, or
(d) any claim against the Lessor Trust arising out of any transfer by the Agent Certificate Holder of all or any portion of the interest of the Lessor Trust in the Property or the Operative Documents other than the transfer of title to or possession of the Property by the Lessor Trust pursuant to and in accordance with the Master Lease, the Loan Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Section 16.2 of the Master Lease.

         "Lessor Mortgage" means, with respect to each Property the Lease Supplement and any and all other security instruments in appropriate recordable form in the relevant jurisdiction sufficient to grant to the Lessor Trust a first priority Lien on such Property.

                                     A-1-29

         "Lessor Trust" means the Lodi 2000 Distribution Trust created under and pursuant to the Trust Agreement.

         "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Lessee or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

         "Limited Recourse Default" means any Lease Event of Default arising solely as a result of one or more of the following: (a) an event of the type described in Section 16.1(h)(ii)of the Master Lease if the applicable failure to observe or perform relates solely to a term, covenant, condition or agreement contained in the Credit Agreements that (i) is not contained in the same form or in any analogous form in the Existing Credit Agreement or (ii) is contained in an analogous form in the Existing Credit Agreement but is more onerous to the Guarantor than the analogous term, covenant, condition or agreement contained in the Existing Credit Agreement (provided, that a failure to perform any such term, covenant, condition or agreement described in this clause (ii) shall only constitute a Limited Recourse Default if the analogous term, covenant, condition or agreement contained in the Existing Credit Agreement shall have been fully observed and performed); or (b) an event of the type described in Section 16.1(h)(iii)of the Master Lease if (i) the agreement or instrument evidencing or governing the applicable Indebtedness is not in effect on the Documentation Date and the term, covenant, condition or agreement that has not been observed or performed either (A) does not exist in the same form or in any analogous form in any agreements or instruments evidencing or governing Indebtedness of the Lessee or the Guarantor in effect on the Documentation Date or (B) does exist in an analogous form in agreements or instruments evidencing or governing Indebtedness of the Lessee or the Guarantor in effect on the Documentation Date but is more onerous to the Lessee or the Guarantor, as applicable, than the analogous term, covenant, condition or agreement contained in such agreements or instruments in effect on the Documentation Date or (ii) the applicable agreement or instrument governing Indebtedness is in effect on the Documentation Date and the applicable failure to observe or perform relates solely to a term, covenant, condition or agreement that (A) is not contained in the same form or in any analogous from in such agreement or instrument as in effect on the Documentation Date or (B) is more onerous to the Lessee or the Guarantor, as applicable, than the analogous term, covenant, condition or agreement contained in such agreement or instrument as in effect on the Documentation Date (provided, that a failure to perform any such term, covenant, condition or agreement described in this clause (B) shall only constitute a Limited Recourse Default if the analogous term, covenant,

                                     A-1-30
condition or agreement contained in such agreement or instrument as in effect on the Documentation Date shall have been fully observed and performed).

         "Loan Agreement" means the Loan Agreement, dated as of July 14, 2000, among the Lessor Trust, as borrower thereunder, the Lenders, and the Administrative Agent, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Loan Agreement Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Loan Agreement Event of Default.

         "Loan Agreement Event of Default" is defined in Section 5.1 of the Loan Agreement.

         "Loan Balance" means, as of any date of determination, an amount equal to the sum of the outstanding Loans together with all accrued and unpaid interest thereon pursuant to the Loan Agreement.

         "Loan Commitment" means the Commitment of each Lender in the amount set forth on Schedule I to the Participation Agreement, as such Schedule may be amended, supplemented, amended and restated or otherwise modified from time to time (including, without limitation, pursuant to Section 3.7, the Participation Agreement).

         "Loan Documents" means the Loan Agreement and the Notes.

         "Loan Margin" means, with respect to any Loan which is a Eurodollar Loan/Certificate Holder Amount, 1.10% per annum.

         "Loans" is defined in Section 2.1 of the Loan Agreement.

         "London Interbank Offered Rate" means, as applicable to any Eurodollar Loan/Certificate Holder Amount, for the Interest Period of such Eurodollar Loan/Certificate Holder Amount, the rate per annum determined by the Administrative Agent on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Eurodollar Loan/Certificate Holder Amount offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, two (2) Business Days prior to the first day of such Interest Period, provided that (i) if more than one such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of it) of such offered rates; and (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the rate per annum quoted by the Administrative Agent's London Branch, two (2) Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurodollar Loan.

         "Long-Term Lease" means any lease of real or personal property (other than Capitalized Leases, leases between RMC and any Subsidiary and leases between Subsidiaries) having an original term, including any period for which

                                     A-1-31
the lease may be renewed or extended at the option of the lessor, of more than three years.

         "Margin Stock" has the meaning given such term under Regulation U of the F.R.S. Board.

         "Marketing Period" means the period commencing on the date 365 days prior to the Expiration Date and ending on the Expiration Date.

         "Master Lease" means the Master Lease and Deed of Trust, dated as of July 14, 2000, among the Lessor Trust and the Lessee as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Material" and "Materially" mean material to (i) the ability of the Lessee or the Guarantor to perform its obligations under the Operative Documents to which it is a party, or (ii) the value or condition of the Property.

         "Material Adverse Effect" means (a) a material impairment of the ability of any Lessee or the Guarantor to perform any of its obligations under any Operative Document to which it is or will be a party or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against the Guarantor or the Lessee under any Operative Document.

         "Material Subsidiary" shall mean at any time any Subsidiary having at such time either (1) total net revenues (net of earnings and expenses resulting from transactions with RMC or any Subsidiary) for the period of the immediately preceding four fiscal quarters equal to or greater than 5% of the consolidated total net revenues of RMC and its Subsidiaries for such period determined in accordance with GAAP or (2) total assets (net of any assets that constitute obligations of RMC or any Subsidiary), as of the last day of the immediately preceding fiscal quarter, equal to or greater than 5% of Consolidated Net Worth as of such date, in each case as reflected in the most recent annual or quarterly financial statements of RMC and its Subsidiaries.

         "Maturity Date" means with respect to the Loans and the Certificate Holder Amounts, the fifth (5th) anniversary of the Documentation Date, unless such Maturity Date is extended pursuant to Section 2.7 of the Loan Agreement and
Section 11.1 of the Participation Agreement.

         "Maximum Recourse Amount" means, with respect to each Property, 83% of the aggregate outstanding amount of the Lease Balance made with respect to such Property.

         "Modifications" is defined in Section 10.1 of the Master Lease.

         "Multiemployer Plan" means any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Net Proceeds" means all amounts received by the Agent Certificate Holder, the Lessor Trust or any Participant in connection with any Casualty or Condemnation or any sale of the Property pursuant to the Agent Certificate Holder's or Lessor Trust's exercise of remedies under Section 16.2 of the Master

                                     A-1-32

Lease or the Lessee's exercise of the Remarketing Option under Article XX of the Master Lease and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent Certificate Holder or any Participant is entitled to be reimbursed pursuant to the Lease.

         "Non-Consenting Participant" is defined in Section 11.1(b) of the Participation Agreement.

         "Notes" is defined in Section 2.2 of the Loan Agreement.

         "Obligations" means all obligations (monetary or otherwise) of the Lessee or the Guarantor arising under or in connection with any of the Operative Documents.

         "Operative Documents" means the following:

                   (a)     the Participation Agreement;

                   (b)     the Master Lease;

                   (c)     the Lease Supplement;

                   (d)     the Loan Agreement;

                   (e)     each Note;

                   (f)     the Assignment of Lease and Rent;

                   (g)     each Deed and ground lease;

                   (h)     the Lessor Mortgages;

                   (i)     the Lessor Financing Statements;

                   (i)     the Construction Agency Agreement;

                   (k)     the Construction Agency Agreement Assignment;

                   (1)     the Construction Documents Assignment;

                   (m)     each Construction Agency Agreement Supplement;

                   (n)     each Assignment of Lease and Rent Supplement;

                   (o)     the Arranger's Fee Letter;

                   (p)     the Guaranty;

                                     A-1-33

                   (q)     the Trust Agreement; and

                   (r)     each Certificate.

         "Original Executed Counterpart" is defined in Section 26.9 of the Master Lease.

         "Outside Completion Date" means, with respect to each Property, the date occurring on the earlier of (a) twenty-four (24) months after the date the initial Advance is made in respect of such Property and (b) the Interim Termination Date.

         "Overdue Rate" means, with respect to any Loan or Certificate Holder Amount, the Base Rate or the Adjusted Eurodollar Rate then in effect for such Loan or Certificate Holder Amount, as the case may be, plus two percent (2%).

         "Owner Trustee" means First Security Bank, National Association, a national banking association.

         "Partial Termination Date" is defined in Section 15.2 of the Master Lease.

         "Partial Termination Notice" is defined in Section 15.1 of the Master Lease.

         "Participant Balance" means, with respect to any Participant as of any date of determination: (i) with respect to any Lender, an amount equal to the aggregate outstanding Loans of such Lender, together with all accrued and unpaid interest thereon or (ii) with respect to any Certificate Holder, an amount equal to the aggregate outstanding Certificate Holder Amounts of such Certificate Holder, together with all amounts of accrued and unpaid Yield thereon.

         "Participants" means, collectively, each Lender and each Certificate Holder, and their successors and assigns.

         "Participation Agreement" means the Participation Agreement dated as of July 14, 2000, among the Lessee, the Construction Agent, the Guarantor, the Agent Certificate Holder, the Certificate Holder, the Lenders, the Administrative Agent, the Arranger, the Owner Trustee and the Lessor Trust as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Payment Date" means each Scheduled Payment Date and each date on which Basic Rent is required to be paid by any Lessee.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA with respect to which RMC or any ERISA Affiliate may have any liability.

                                     A-1-34

         "Permitted Property Liens" means, with respect to any Property, any of the following:

                  (i) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents;

                  (ii) the rights of any sublessee under a sublease permitted by the terms of the Master Lease;

                  (iii) Liens for Taxes that either are not yet subject to interest or penalties or are being contested in accordance with the provisions of Section 12.1 of the Master Lease;

                  (iv) Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than sixty (60) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 12.1 of the Master Lease;

                  (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Agent Certificate Holder have been made), which bonding (or arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens;

                  (vi) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section
         12.1 of the Master Lease;

                  (vii) easements, rights of way and other encumbrances on title to real property pursuant to Section 11.2 of the Master Lease;

          (viii) Lessor Liens;

                  (ix) Liens created by the Lessee with the consent of the Required Participants; and

                  (x) Liens described on the title insurance policy delivered with respect to such Property pursuant to Section 6.1(q) of the Participation Agreement, other than Liens described in clause (iv) or
         (vi) above that are not removed within forty (40) days of their discovery by the Lessee.

                                     A-1-35

         "Permitted Sales Costs" means, with respect to each Property, all reasonable costs of sale of such Property incurred by the Lessee pursuant to
Section 20.1 of the Master Lease which costs are of a type customarily paid by sellers of properties comparable to the applicable Property in the market where such Property is being sold; provided, however, that any such costs which, in the aggregate with all other Permitted Sales Costs then incurred with respect to such Property, exceed 1.0% of the Gross Remarketing Proceeds for such Property, shall not constitute "Permitted Sales Costs" for purposes of the Operative Documents unless such costs shall have been approved in writing by the Agent Certificate Holder prior to the incurrence thereof; and, provided, further, that "Permitted Sales Costs" shall not include any costs of repairs, alterations or modifications (including Required Modifications) desired by the purchaser of any Property or required to cause any Property to comply with the requirements of the Master Lease.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Plan" shall mean any employee pension benefit plan (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by RMC or any ERISA Affiliate.

         "Plans and Specifications" means, with respect to each Property, the plans and specifications for development of wine production, storage or distribution facilities, as more particularly described in Schedule 2 to the Construction Agency Agreement Supplement for such Property.

         "Property" means (i) the Lessor Trust's interest in the Land, as lessee under a ground lease or as owner in fee simple thereof, (ii) all of the Improvements at any time located on or under the Land, (iii) the Equipment at any time located on or under the Land and (iv) all of the wine production, storage or distribution facilities at any time located on or under the Land.

         "Property Balance" means, with respect to any Property, an amount equal to the outstanding principal amount of the Loans and Certificate Holder Amounts relating to such Property, plus all accrued and unpaid interest and Yield thereon, plus any Supplemental Rent related to such Property or allocable to such Property plus any other amounts due and owing to the Participants and the Agents with respect to such Property or allocable to such Property.

         "Property Cost" means, with respect to any Property, the aggregate amount of Advances made under the Participation Agreement with respect to such Property.

         "Property Improvement Costs" means, with respect to any Property, the Property Cost of such Property minus the Land Acquisition Cost of such Property.

         "Purchase Notice" means an irrevocable written notice by the Lessee delivered to the Agent Certificate Holder pursuant to Section 18.1 of the Master Lease, notifying the Agent Certificate Holder of the Lessee's intention to exercise its option pursuant to such Section, and identifying the proposed purchase date therefor.

                                     A-1-36

         "Purchase Option" means the Lessee's option to purchase all (but not less than all) of the Property in accordance with the provisions of Section 18.1 of the Master Lease.

         "Purchase Option Price" is defined in Section 18.1 of the Master Lease.

         "Qualified Land" means each parcel of Land which has a Land Acquisition Cost that equals or exceeds 25% of (a) in the case of Land comprising part of an Improved Property, the Property Cost thereof, and (b) in the case of any other Land, the sum of (x) such Land Acquisition Cost plus (y) the Estimated Improvement Costs of the Property consisting of such land and the Improvements thereon.

         "Quarterly Payment Date" means the last day of each July, October, January and April or, if any such day is not a Business Day, the next succeeding Business Day.

         "RCRA" means the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 et seq.

         "Release" means any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Material.

         "Remarketing Option" is defined in Section 20.1 of the Master Lease.

         "Renewal Term" is defined in clause (a) of Section 11.1 of the Participation Agreement.

         "Rent" means, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Master Lease.

         "Rentals" shall mean and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by RMC or its subsidiaries as lessee or sublessee under Long Term Leases, but shall be exclusive of any amounts required to be paid by RMC or its subsidiaries (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

         "Rents" is defined in Section 2(b) of the Assignment of Lease and Rent.

         "Replacement Participant" is defined in Section 11.1(b) of the Participation Agreement.

         "Reportable Event" means any of the events described in Section 4043(c) of ERISA other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Requesting Party" is defined in Section 22.1 of the Master Lease.

                                     A-1-37

         "Required Certificate Holders" means, at any time, Certificate Holders having Commitments representing at least 66-2/3% of the aggregate Certificate Holder Commitments or, for purposes of acceleration pursuant to Section 16.2 of the Master Lease or in the event that the Certificate Holder Commitments have been terminated, Certificate Holders representing at least 66-2/3% of the aggregate Certificate Holder Amount outstanding; provided however that if any Certificate Holder shall be a Defaulting Participant at such time, then there shall be excluded from the definition of "Required Certificate Holders" such Defaulting Participant's Commitments, or after termination of the Commitments, the amount of the Certificate Holder Amount owing to such Defaulting Participant.

         "Required Lenders" means, at any time, Lenders having Commitments representing at least 66-2/3% of the aggregate Loan Commitments or, for purposes of acceleration pursuant to Section 5.2(a)(ii)(y) of the Loan Agreement or in the event that the Loan Commitments have been terminated, Lenders representing at least 66-2/3% of the aggregate principal amount of Loans outstanding; provided, however, that if any Lender shall be a Defaulting Participant at such time, then there shall be excluded from the determination of "Required Lenders" such Defaulting Participant's Commitments, or after termination of the Commitments, the principal balance of the Loans owing to such Defaulting Participant.

         "Required Modification" is defined in Section 10.1 of the Master Lease.

         "Required Participants" means at any time Participants representing 66-2/3% of the aggregate Commitments of the Lenders and Certificate Holders, or if such Commitments shall have been terminated, Participants representing at least 66-2/3% of the aggregate of Loans and Certificate Holder Amounts outstanding; provided, however, that any Defaulting Participant's Commitments, Loans or Certificate Holder Amounts, as the case may be, shall be excluded therefrom.

         "Requirement of Law" means, as to any Person (a) the partnership agreement, certificate of incorporation, bylaws, operating agreement or other organizational or governing documents of such Person, and (b) all Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property, the Improvements or the demolition, Construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. S 1201 et seq. and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 11.2 of the Master Lease.

         "Responsible Officer" of any Person means the chief executive officer, chief operating officer, chief financial officer, treasurer or chief accounting officer of such Person or any other officer of such Person involved principally

                                     A-1-38
in its financial administration or its controllership function.

         "Responsible Officer's Certificate" means a certificate signed by any Responsible Officer in substantially the form of Exhibit D-5 to the Participation Agreement, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

         "RMC" means The Robert Mondavi Corporation, a California corporation.

         "Scheduled Payment Date" means:

                  (a) during the Interim Lease Term, (i) the date occurring one
         (1) month after the Acquisition Date pursuant to Section 3.4 of the Participation Agreement and, (ii) thereafter, the earlier of (A) each date occurring one (1) month after each preceding Scheduled Payment Date and (B) the Interim Termination Date; and

                  (b) during the Basic Lease Term,

                           (i) as to any Eurodollar Loan/Certificate Holder
                  Amount, the last day of each applicable Interest Period (and, if any such Interest Period shall exceed three (3) months, on each date occurring every three (3) months after the first day of such Interest Period) and the Maturity Date;

                           (ii) as to any Base Rate Loan/Certificate Holder
                  Amount, each Quarterly Payment Date and the Maturity Date; provided, however, that if any such day is not a Business Day, then the "Scheduled Payment Date" shall be the immediately succeeding Business Day (except as otherwise required by clause (ii) of the proviso in the definition of "Interest Period" with respect to Eurodollar Loans/Certificate Holder Amounts); and

                           (iii) as to Fixed Rent, on each Fixed Rent Payment
                  Date.

         "SEC" means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Shared Rights" is defined in Section 2(a) of the Assignment of Lease and Rent.

         "Shortfall Amount" means for each property , as of the Expiration Date, an amount equal to (i) the Property Balance, minus (ii) the aggregate Maximum Recourse Amount and amount of Loans and Certificate Holder Amounts allocable to Qualified Land received by the Lessor Trust from the Lessee pursuant to Section 20.2(f) of the Lease, minus (iii) the aggregate amount of the highest, binding, written, unconditional, irrevocable cash offer to purchase such Property obtained by the Lessee pursuant to Section 20.2(c) of the Master Lease; provided, however, that if the sale of a Property to the Person or Persons submitting such offer or offers is not consummated on or prior to the Expiration

                                     A-1-39

Date, then the term "Shortfall Amount" shall mean an amount equal to (i) such Property Balance, minus (ii) the Maximum Recourse Amount and amount of Loans and Certificate Holder Amounts allocable to Qualified Land received by the Lessor Trust pursuant to Section 20.2(f) of the Master Lease.

         "Significant Casualty" means a Casualty that in the reasonable, good faith judgment of the Administrative Agent and the Agent Certificate Holder (a) renders the Property unsuitable for continued use as a wine production, storage or distribution facility, or (b) is so substantial in nature that restoration of the Property to substantially its condition as it existed immediately prior to such Casualty would be impracticable or impossible.

         "Significant Condemnation" means (a) a Condemnation that involves a taking of the Lessor Trust's entire title to the Land, or (b) a Condemnation that in the reasonable, good faith judgment of the Administrative Agent and the Agent Certificate Holder (i) renders the Property unsuitable for continued use as a wine production, storage or distribution facility, or (ii) is so substantial in nature that restoration of the remaining Property to substantially its condition as it existed immediately prior to such Condemnation would be impracticable or impossible.

         "Solvent" means with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability taking into account any subrogation and contribution rights.

         "Specified Assets" means assets which, for any purpose (including tax, state real estate, commercial law or bankruptcy purposes), are treated as assets of RMC or any of its subsidiaries. Specified Assets shall be valued in the manner such assets are valued for tax purposes.

         "Specified Fiscal Period" means the following fiscal periods, as the context may require: (i) the semi-annual fiscal period ending December 31 in any fiscal year; (ii) the quarterly fiscal period ending March 31 in any fiscal year and (iii) the fiscal year period ending June 30 in any fiscal year.

         "Specified Transactions" of any Person means all transactions and other arrangements which are treated by such Person for any purpose (including tax, state real estate, commercial law or bankruptcy purposes) as financing

                                     A-1-40
arrangements or loans, or which give rise to the creation of debt of such Person.

         "Subject Improvements" is defined in each Lease Supplement.

         "Subject Land" is defined in each Lease Supplement.

         "Subject Property" is defined in each Lease Supplement.

         "Subsidiary" means as to any particular parent corporation any corporation of which more than 50% (by number of votes) of the Voting Stock shall be beneficially owned, directly or indirectly, by such parent corporation. The term "Subsidiary" shall mean a subsidiary of RMC. For purposes of this Agreement, it is understood and agreed that none of the following shall be deemed to be a Subsidiary of Lessee or the Guarantor: (a) Opus One, a joint venture partnership owned 50% by the RMC and 50% by the Baron Philippe de Rothschild family, (b) Vina Caliterra S.A., a Chilean corporation owned 50% by the RMC (as the co-owners of Inversiones RMC Limitada) and 50% by Vina Errazuriz S.A., (c) Luce S.r.l., an Italian limited liability company owned 50% by Marchesi de Frescobaldi S.p.a. and Tenuta di Castelgiocondo S.p.a. and 50% by RMC and (d) Superpremium L.P., a Delaware limited partnership in which RMC owns a 43% limited partnership interest and which owns 100% of Vinifera International S.A., a Luxemborg corporation, which owns 90% of Tenuta dell' Orellaia, an Italian corporation, the remaining 10% is owned directly by RMC..

         "Substantial Stockholder" means (i) any Person owning, beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, stock of RMC (of any class having ordinary voting power for the election of directors) aggregating five percent (5%) or more of such voting power or (ii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) of this definition.

         "Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Administrative Agent, any Participant or any other Person under the Master Lease, or under any of the other Operative Documents, including, without limitation, amounts for rent, taxes, insurance and any other amounts to be paid under ground leases which are subjected to the Master Lease, Commitment Fees, Break Costs, Maximum Recourse Amounts, Construction Recourse Amounts, Land Shortfall Amounts, the Shortfall Amount, amounts due pursuant to Section 13.2 of the Participation Agreement and payments pursuant to Sections 15.2 of the Master Lease and Articles XVIII and XX of the Master Lease.

         "Tax Indemnitee" means each Lender, each Certificate Holder, the Owner Trustee, the Lessor Trust, the Administrative Agent and the Agent Certificate Holder.

         "Taxes" is defined in the definition of Impositions.

         "Termination Date" is defined in Section 15.2 of the Master Lease.

                                     A-1-41

         "Termination Notice" is defined in Section 15.1 of the Master Lease.

         "Total Encumbered Assets" shall mean all assets of RMC and its subsidiaries which are subject to or encumbered by an Lien excluding only Liens described in sections 10.02(a)(ii), (iii), (iv), (vi), (vii).

         "Transaction Expenses" means all costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including without limitation:

                  (a) subject to the fee letters of counsel, if applicable, the reasonable fees, out-of-pocket expenses and disbursements of Chapman and Cutler, special counsel for the Administrative Agent and Arranger, Agent Certificate Holder and Certificate Holders, and such reasonable fees, expenses and disbursements of counsel for the Lessee and Owner Trustee, in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

                  (b) the reasonable fees, out-of-pocket expenses and disbursements of special counsel for the Administrative Agent, Arranger, Owner Trustee, Agent Certificate Holder and Certificate Holders in connection with the transactions contemplated to occur on each Funding Date and Acquisition Date;

                  (c) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency required by the Operative Documents in connection with the transactions contemplated by the Operative Documents.

                  (d) all reasonable out-of-pocket expenses, disbursements and costs of the Administrative Agent, Arranger, Owner Trustee and the Agent Certificate Holder paid or incurred in connection with the transactions contemplated by the Operative Documents (including without limitation the transactions contemplated to occur on each Funding Date and Acquisition Date);

                  (e) all title fees, premiums and escrow costs and other expenses relating to title insurance and the closing contemplated by the Operative Documents;

                  (f) all premiums for builder's "all risk" insurance maintained by the Construction Agent pursuant to Section 2.8(c) of the Construction Agency Agreement with respect to Uncompleted Properties during the Interim Lease Term therefor;

                  (g) all expenses relating to Environmental Audits required to be delivered pursuant to Section 6.1(h) of the Participation Agreement;

                                     A-1-42

                  (h) all fees and other expenses relating to Appraisals required to be delivered pursuant to Section 6.1(d) or 6.2(b) of the Participation Agreement;

                  (i) the fees payable by the Lessee to the Lenders, the Arranger and the Administrative Agent pursuant to Section 4.4 of the Participation Agreement; and

                  (j) the fees payable by the Lessee to the Agent Certificate Holder pursuant to Section 4.4 of the Participation Agreement;

         "Transactions" shall mean the transactions contemplated under the Participation Agreement and each of the other Operative Documents.

         "Transferee" is defined in Section 12.3 of the Participation Agreement.

         "Trust Agreement" means the Trust Agreement dated as of July 14, 2000 between the Agent Certificate Holder and the Owner Trustee.

         "Trust Company" means First Security Bank, National Association in its individual capacity.

         "Trust Estate" is defined in Section 2.2 of the Trust Agreement.

         "Trust Expenses" is defined in Section 6.1 of the Trust Agreement.

         "Uncompleted Property" means any Property that is not a Completed Property.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of that Plan's assets determined in accordance with the assumptions used in funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "Unmatured Event of Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Yield" is defined in Section 4.1(a) of the Participation Agreement.

         "Yield Rate" means (i) the Base Rate or (ii) the sum of Adjusted Eurodollar Rate plus the Certificate Holder Margin.

                                     A-1-43

                                   EXHIBIT A-1
                           TO PARTICIPATION AGREEMENT

                            FORM OF LEGAL OPINION OF
                          INHOUSE COUNSEL TO THE LESSEE

                                                               July 14, 2000

To the Participants, Administrative Agent,
Agent Certificate Holder, Owner Trustee and Lessor Trust party to the Participation Agreement referred to below

Ladies and Gentlemen:

         I have acted as counsel to The Robert Mondavi Corporation, a California corporation (the "Guarantor"), and R.M.E., Inc., a California corporation (the "Lessee") in connection with the negotiation, execution and delivery of (i) the Participation Agreement, dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger and (ii) each of the other Operative Documents. Terms not defined herein have the meanings assigned to those terms in Appendix A to the Participation Agreement. This letter is furnished to you pursuant to Section 2.1(k)(v) of the Participation Agreement.

         I have examined the originals, or certified, conformed or reproduction copies, of the Participation Agreement, the other Operative Documents and all records, other agreements, instruments and documents, and have made such other investigations, as I have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In my examination, I have assumed with your approval the genuineness of all signatures (other than those of the Lessee and the Guarantor); the authenticity of documents submitted to me as originals; and the conformity with authentic original documents of all documents submitted to me as copies.

         As to matters of fact bearing upon the opinions set forth below, I have relied, without independent verification, upon the accuracy and genuineness of the representations and warranties made in the Operative Documents by the various parties to the Operative Documents (other than the Lessee and the Guarantor). In rendering such opinions, I have further relied on the following assumptions, the accuracy of which I have not independently verified:

                  Each of the parties to the Operative Documents (other than the Lessee and the Guarantor) has the right, power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is a party, and has duly authorized the execution and delivery of the Operative Documents to which it is a party and the performance of its obligations thereunder.

                  Each of the parties to the Operative Documents (other than the Lessee and the Guarantor) has duly executed and delivered the Operative Documents to which it is a party.

                                     A-1-44

                  Each of the Operative Documents constitutes the legal, valid and binding obligation of each party thereto (other than the Lessee and the Guarantor) and creates the rights and interests which it purports to create therein.

         Based upon the foregoing examinations and assumptions, and subject to the exclusions and qualifications stated below, and having regard for the legal considerations that I deem relevant, I am of the opinion that:

                    1. The Lessee and the Guarantor are corporations duly organized, validly existing and in good standing under the laws of the State of California and have full power and authority to conduct its business as presently conducted and to enter into and perform its obligations under the Operative Documents to which it is or will be a party. Lessee and the Guarantor are qualified to do business in the State of California and every other jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect.

                    2. The execution, delivery and performance by Lessee and the Guarantor of each Operative Document to which it is a party have been duly authorized by all necessary action on its part and each such Operative Document has been duly executed and delivered by such party.

                    3. Neither the execution, delivery or performance by the Lessee or the Guarantor of any Operative Document to which it is a party (i) requires any approval of the stockholders or members of such party, or approval or consent of any trustee or holder of any of the such party's indebtedness or obligations; or (ii) conflicts with, results in any breach of or constitutes any default under, or results in the creation of any Lien (other than the respective rights and interest of the Participants as provided in the Operative Documents) upon the such party's property under, (A) any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other material agreement or instrument by which such party or any of its properties may be bound, (B) such party's certificate of incorporation or (C) such party's by-laws operating agreement.

                    4. There is no action, proceeding or investigation pending or, to the best of my knowledge, threatened which is reasonably likely to result, either in any case or in the aggregate, in a Material Adverse Effect with respect to the Lessee or the Guarantor.

                    5. Neither the Lessee nor the Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Lessee nor the Guarantor is subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. The proceeds of the Loans and the Certificate Holder Amounts, if used in accordance with the terms of the Operative Documents, will not result in a violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                                     A-1-45

                                Very truly yours,













                                     A-1-46

                                   EXHIBIT A-2
                           TO PARTICIPATION AGREEMENT


               FORM OF LEGAL OPINION OF FARELLA, BRAUN AND MARTEL
                                                              July 14, 2000


To the Participants, Administrative Agent,
Agent Certificate Holder, Owner Trustee and Lessor Trust party to the Participation Agreement referred to below

Ladies and Gentlemen:

         We have acted as special counsel to R.M.E., Inc., a California corporation (the "Lessee") and The Robert Mondavi Corporation, a California corporation (the "Guarantor") in connection with the negotiation, execution and delivery of (i) the Participation Agreement, dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger and (ii) each of the other Operative Documents. Terms not defined herein have the meanings assigned to those terms in Appendix A to the Participation Agreement. This letter is furnished to you pursuant to Section 2.1(k)(v) of the Participation Agreement.

         We have examined the originals, or certified, conformed or reproduction copies, of the Participation Agreement, the other Operative Documents and all records, other agreements, instruments and documents, and have made such other investigations, as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In our examination, we have assumed with your approval the genuineness of all signatures; the authenticity of documents submitted to us as originals; and the conformity with authentic original documents of all documents submitted to us as copies.

         As to matters of fact bearing upon the opinions set forth below, we have relied, without independent verification, upon the accuracy and genuineness of the representations and warranties made in the Operative Documents by the various parties to the Operative Documents. In rendering such opinions, we have further relied on the following assumptions, the accuracy of which we have not independently verified:

                  Each of the parties to the Operative Documents has the right, power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is a party, and has duly authorized the execution and delivery of the Operative Documents to which it is a party and the performance of its obligations thereunder.

                  Each of the parties to the Operative Documents has duly executed and delivered the Operative Documents to which it is a party.


                                      A-2-1

                  Each of the Operative Documents constitutes the legal, valid and binding obligation of each party thereto (other than the Lessee and the Guarantor) and creates the rights and interests which it purports to create therein.

         Based upon the foregoing examinations and assumptions, and subject to the exclusions and qualifications stated below, and having regard for the legal considerations that we deem relevant, we are of the opinion that:

                    1. Each Operative Document to which the Lessee or the Guarantor is a party constitutes its legal, valid and binding obligation, enforceable against each such party, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

                    2. Neither the execution, delivery or performance by the Lessee or the Guarantor of any Operative Document to which it is a party contravenes or will contravene any Requirement of Law currently in effect applicable to or binding upon such party.

                    3. No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority is or will be required in connection with the execution and delivery by the Lessee or the Guarantor of the Operative Documents to which it is a party, or the performance by the Lessee or the Guarantor of its obligations under such Operative Documents.

                    4. Neither the Notes nor the interests of the Participants under the Operative Documents are required to be registered under the Securities Act of 1933, as amended, nor is an indenture required to be qualified in respect thereof under the Trust Indenture Act of 1939, as amended.

                    5. No registration, filing or qualification is required to permit the Lessor Trust to exercise remedies in the States of California under the Lease, and the validity and enforceability of the Lease will not be affected by any failure of the Lessor Trust to qualify.

                    6. If the transactions contemplated by the Lease are characterized as a lease transaction, the Lease is in form sufficient under the laws of the State of California to demise to the Lessee a valid leasehold interest in the Property. The Lease or the Memorandum of Lease, when recorded with the Office of the Recorder for San Joaquin County, will have been filed or recorded in all public offices in the State of California in which such filing or recording is necessary to provide constructive notice of the Lease to third Persons and to establish of record the interest of the Lessor Trust thereunder.

                    7. If the transactions as provided for in the Lease are characterized as a loan transaction, the Lease is in form sufficient under the laws of the State of California to create a valid lien or security interest, in favor of the Lessor Trust and to secure all the


                                      A-2-2
         obligations of the Lessee under the Operative Documents, in the Property. The Lease or the Memorandum of Lease, when recorded with the Office of the Recorder for San Joaquin County, will have been filed or recorded in all public offices in the State of California in which such filing or recording is necessary to perfect the lien of the Lessor Trust thereunder to the extent that the Property constitutes real estate. The Lease provides the Lessor Trust with all remedies customarily obtained by lenders in the State of California in connection with the type of loan and security provided thereby

                    8. The Assignment of Lease and Rent is in form sufficient under the laws of the State of California to create a valid lien or security interest in favor of the Lenders in the collateral described therein, and when recorded with the Office of the Recorder for San Joaquin County, will have been filed or recorded in all public offices in the State of California in which such filing or recording is necessary to perfect the lien of the Lenders thereunder to the extent that such collateral constitutes real estate. The Assignment of Lease and Rent provides the Lenders with all remedies customarily obtained by lenders in the State of California in connection with the type of loan and security provided for by the Loan Agreement.

                    9. The UCC Financing Statements which are to be recorded or filed within the State of California, the forms of which are attached as Schedule II hereto, are in form sufficient under the laws of the State of California for filing or recording, and when recorded with the Office of the Recorder for San Joaquin County and the California Secretary of State will have been filed or recorded in all public offices in the State of California in which such filing or recording is necessary to perfect the interest of the Lessor Trust in the collateral described therein to the extent the same can be perfected by filing or recording in the State of California.

                   10. Except for the filings and recordings described above, no approval, consent, or withholding of objection on the part of, or filing or registration with, any governmental authority or regulatory body in the State of California is required to be made or taken in the State of California to establish, protect and preserve title to, interests in, liens on and security interests in the Property as contemplated by the Operative Documents, except for UCC continuation statements.

                   11. Except for federal, state and local franchise, withholding and income taxes, and filing or recording fees payable at the time of filing or recording and state, county and city real estate transfer taxes, no taxes, fees or other charges imposed by the State of California, San Joaquin County, or any other local governmental entity are payable by the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or the Lenders solely as a result of the execution, delivery, recordation or filing (where applicable) of the Operative Documents and all other instruments delivered in connection with the transactions contemplated thereby.


                                Very truly yours,


                                      A-2-3

                                   EXHIBIT A-3
                           TO PARTICIPATION AGREEMENT

                        FORM OF OPINION OF COUNSEL TO THE
                       OWNER TRUSTEE AND THE LESSOR TRUST




To the Participants, Administrative Agent,
Agent Certificate Holder, Owner Trustee and Lessor Trust party to the Participation Agreement referred to below


         Re:                                Lodi 2000 Distribution Trust

Ladies and Gentlemen:

         We have acted as counsel to Lodi 2000 Distribution Trust (the "Lessor Trust") and First Security Bank, National Association, a national banking association (the "Trust Company"), in connection with the Trust Agreement, dated as of July 14, 2000 (the "Trust Agreement"), between Harris Trust and Savings Bank, as Agent Certificate Holder (the "Agent Certificate Holder") and the Trust Company. Pursuant to the Participation Agreement, dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Agent Certificate Holder, the Lenders, the Certificate Holders, Harris Trust and Savings Bank, as Administrative Agent and BMO Global Capital Solutions, Inc., as Arranger, and the Trust Company, not in its individual capacity, except as otherwise specified therein, but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee"), financing is being provided for acquisition of certain Property. Capitalized terms used but not otherwise defined herein shall have their respective defined meanings assigned thereto in Appendix A to the Participation Agreement. This opinion is being furnished pursuant to Section 2.1(l)(v) of the Participation Agreement.

         We have examined executed counterparts or copies otherwise identified to our satisfaction of the following documents:

                  (a)      the Participation Agreement;

                  (b)      the Trust Agreement;

                  (c)      the Master Lease;

                  (d)      the Loan Agreement;

                                      A-3-1

                  (e)      the Memorandum of Master Lease;

                  (f)      the Assignment of Lease and Rent;

                  (g)      the Note being issued on the date hereof (the "Note")
                           ; and

                  (h) the Certificate being issued on the date hereof (the "Certificate") (the documents listed in paragraphs
                           (a) through (f) above being herein collectively referred to as the "Operative Documents").

         We have also examined originals or copies of such other documents, such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein and such other instruments as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon representations and warranties contained in the Operative Documents.

         Based on the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth herein, we advise you that, in our opinion:

                    1. The Trust Company is a national banking association, duly organized and validly existing in good standing under the federal laws of the United States of America. The Lessor Trust has been duly formed, is validly existing as a trust under the laws of the State of Utah and is a separate legal entity, able to sue and be sued and hold property in its own name. Each of the Trust Company, the Owner Trustee and the Lessor Trust has all necessary power and authority to execute and deliver, and perform its obligations under each of the Operative Documents to which the Trust Company, the Owner Trustee of the Lessor Trust, as the case may be, is a party.

                    2. To our knowledge, there are no actions or proceedings before any arbitrator, court, tribunal or governmental authority pending or threatened against or affecting the Trust Company, the Owner Trustee or the Lessor Trust which could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the validity of, or the right, power or authority of the Trust Company, the Owner Trustee or the Lessor Trust to enter into or perform its obligations under, the Operative Documents or on the assets, liabilities, operations, business or financial condition of the Trust Company, the Owner Trustee or the Lessor Trust.

                    3. On the Acquisition Date, the Lessor Trust received from the seller of the Property (the "Seller") such interest as the Seller conveyed to the Lessor Trust pursuant to the Deed, subject to the rights of the Lessor Trust and the Lessee under the Master Lease; and, to our knowledge, there exist no Liens affecting the right, title and interest in the Trust Estate, attributable to the Trust Company, the Owner Trustee or the Lessor Trust except as contemplated by the Operative Documents.*


--------------------------
* This opinion number 3 is to be delivered on each Acquisition Date.

                                      A-3-2

                    4. The Trust Agreement and each other Operative Document to which the Trust Company is a party have been duly authorized, executed and delivered by the Trust Company, and the Trust Agreement and each such other Operative Document to which the Trust Company is a party constitute legal, valid and binding obligations of the Trust Company, enforceable against the Trust Company in accordance with their respective terms. The Trust Agreement constitutes the legal, valid and binding obligation of the Agent Certificate Holder enforceable against the Agent Certificate Holder in accordance with its terms.

                    5. Each Operative Document to which the Owner Trustee or the Lessor Trust is a party has been duly authorized, executed and delivered (and, with respect to the Note and the Certificate, issued) by the Owner Trustee or the Lessor Trust and constitutes a legal, valid and binding obligation of the Owner Trustee or the Lessor Trust, enforceable against the Owner Trustee or the Lessor Trust in accordance with its terms.

                    6. The execution, delivery and performance of each Operative Document to which the Trust Company, the Owner Trustee or the Lessor Trust, as the case may be, is a party has been duly authorized by all necessary action on its part and neither the authorization, execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require, to our knowledge, any approval or consent of any trustee or holder of any of the Trust Company's or the Lessor Trust's indebtedness or obligations; (ii) does or will contravene any current State of Utah or United States federal law, governmental rule or regulations relating to the Trust Company's banking or trust powers; (iii) does or will contravene any current State of Utah or United States federal law, governmental rule or regulation relating to the Lessor Trust's power or the provisions of the Trust Agreement; (iv) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of (x) the Trust Company's property under, its charter or by-laws, or, to our knowledge, any agreement or instrument to which it is a party or by which it or its properties may be bound or affected, or (y) the Lessor Trust's property under the Trust Agreement, or to our knowledge, any agreement or instrument to which it is a party or by which it or its properties may be bound or affected; or (v) does or will require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any governmental authority or agency of the United States or the State of Utah regulating the Trust Company's banking or trust powers.

                    7. To our knowledge, neither the Lessor Trust nor any Person authorized by the Lessor Trust to act on its behalf has offered or sold any interest in respect of the Lease, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person except as contemplated by the terms of the Operative Documents.

                                      A-3-3

         The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

                    A. The foregoing opinions are limited to the laws of the State of Utah (in respect of the Trust Company, the Owner Trustee and the Lessor Trust) and the federal laws of the United States of America governing the banking and trust powers of the Trust Company. In addition, we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended (except as set forth in paragraph 7 above), the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, or (ii) state securities or blue sky laws. Insofar as the foregoing opinions relate to the validity and enforceability in Utah of the Operative Documents which are expressed to be governed by the laws of any jurisdiction other than the State of Utah, we have assumed that such Operative Documents constitute legal, valid and binding instruments under such laws (as to which we express no opinion).

                    B. The foregoing opinions regarding the enforceability of any document are subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, receivership and similar laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    C. We have assumed the due authorization, execution or delivery by each of the parties thereto, other than the Trust Company, the Owner Trustee and the Lessor Trust, of each of the Operative Documents to which each is a party and that each of such parties has the full power, authority and legal right to execute and deliver each such document.

                    D. We have assumed that all signatures (other than those of the Trust Company, the Owner Trustee and the Lessor Trust) on documents and instruments examined by us are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

                    E. We have  assumed  that the  Operative  Documents  and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

         This opinion is rendered solely for your benefit and that of your successors and assigns and may not be relied upon by any person or entity for any purpose without prior written consent.

                                Very truly yours,


                                      A-3-4

                                    EXHIBIT B
                          (TO PARTICIPATION AGREEMENT)

                             FORM OF FUNDING REQUEST

                                                     ___________, 20__


TO: The Agent Certificate Holder and the Administrative Agent, pursuant to the Participation Agreement (the "Participation Agreement") dated as of July 14, 2000 among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement).

FROM:             R.M.E., Inc. (the "Construction Agent")

RE:               [Acquisition Date][Funding Date]

1. This irrevocable Funding Request is hereby delivered by the Construction Agent pursuant to Section 3.4(a) of the Participation Agreement.

2.               The [Acquisition Date][Funding Date] is scheduled for _______.

3.               The amount of the Advance is $____________________.

4.               Intentionally Omitted.

5. The Loans and Certificate Holder Amounts will be [Base Rate Loans/Certificate Holder Amounts] [Eurodollar Loans/Certificate Holder Amounts]. The initial Interest Period for such Eurodollar Loans/Certificate Holder Amounts will extend from the [Acquisition Date][Funding Date] to the next Scheduled Payment Date.

6.               Funds shall be sent by wire transfer as follows:

                  a. Each Certificate Holder and Lender shall transfer its Commitment Percentage of
                           $ _______________ to the following account of
                          Agent Certificate Holder:

                                     Bank:
                                     ABA Number:
                                     Account Name:
                                     Account Number:
                                     Ref:
                                     Further Credit to:

                                    [amount to be provided  by the  Construction
                                    Agent]


                    b. Lessee hereby instructs Agent Certificate Holder to distribute the funds as follows:

                         [information to be provided by the Construction Agent]

7. All of the costs being funded pursuant to this Funding Request relate to [the acquisition of the Property subject to the Lease][the construction of improvements to the Property subject to the Lease] and all moneys advanced to the Agent Certificate Holder pursuant to this Funding Request will be applied solely to the payment (or reimbursement) of such costs.

8. After giving effect to the Advance requested hereby, the Property Cost for the Property is $_________________ and such amount does not exceed the Fair Market Sales Value for such Property as set forth in the Appraisal therefor as delivered pursuant to [Section 6.1(d)][Section 6.2(b)] of the Participation Agreement.

[9.              The Estimated Improvement Costs are $______________.]

         In connection with such requested Advance, the Construction Agent hereby represents and warrants to you as follows:

              a.On the [Acquisition Date][Funding Date],  both  immediately before and after giving effect to the requested Advance and the application of the proceeds thereof, the statements made by the Lessee and the Guarantor in Section 8 of the Participation Agreement are true and correct in all material respects.

              b.After giving effect to the Advance requested hereby (i) the aggregate outstanding amounts of each of the Loans and the Certificate Holder Amounts does not exceed the Commitments of the Lenders and the Certificate Holders, respectively and (ii) the [Acquisition Cost] [Property Cost] does not exceed the Fair Market Sales Value of the Property as set forth in the Appraisal of the Property delivered pursuant to [Section 6.1(d)] [6.2(b)] of the Participation Agreement.

              c.All of the conditions  precedent set forth in Article VI of the
                  Participation Agreement applicable to the Advance have been satisfied or waived.

    IN WITNESS WHEREOF, I have signed my name this _____ day of _______, 20__.


                                                          R.M.E., INC.



                                                          By: __________________
                                                          Name:
                                                          Title:

                                    EXHIBIT C
                          (TO PARTICIPATION AGREEMENT)


                       FORM OF INTEREST PERIOD SELECTION/
                         CONTINUATION/CONVERSION NOTICE


                                RE: R.M.E., INC.


TO:      The Agent Certificate Holder and the Administrative Agent

                  This Interest Period Selection/Continuation/Conversion Notice is delivered to you pursuant to Section 3.6 of the Participation Agreement dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     R.M.E., Inc. (the "Lessee") hereby requests that on ___________, 20__, all or any portion of the presently outstanding principal amount of the Loans and Certificate Holder Amounts:

               (1) which are presently [Base Rate Loans/Certificate Holder Amounts] [Eurodollar Loans/Certificate Holder Amounts with an Interest Period ending on _____ __, 20___],

               (2) be [continued as] [converted into],

               (3)  [Eurodollar   Loans/Certificate  Holder  Amounts  having  an
          Interest Period of ______ months].

         Any and all capitalized terms used in this Notice for Selection/Continuation/ Conversion shall have the meaning ascribed thereto in the Participation Agreement, unless specifically defined herein.

         The Lessee hereby certifies, represents and warrants that no Default or Event of Default exists or will (after giving effect to the selection, continuation or conversion requested hereby) exist.

         The Lessee has caused this notice to be executed and delivered by its Responsible Officer this _________ day of _____________________, 20_____.


                                                          R.M.E., INC.



                                                          By:
                                                          Name:
                                                          Title:

                                   EXHIBIT D-1
                          (TO PARTICIPATION AGREEMENT)


                          FORM OF OFFICER'S CERTIFICATE


         Pursuant to the Participation Agreement dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time. I, ____________________, _______________________ of [Guarantor/Lessee], do hereby certify as follows (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement):

          1. The representations and warranties of [Guarantor/Lessee] contained in the Participation Agreement and other Operative Documents to which it is a party are true, correct and complete on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof.

          2. [Guarantor/Lessee] has performed all agreements on its part required to be performed under the Participation Agreement and the other Operative Documents to which it is a party on or prior to the date hereof.

          3.    There exists on the date hereof no Default or Event of Default.

         IN WITNESS WHEREOF, I have signed my name this _______ day of _____________, 20___.


                                                          [GUARANTOR/LESSEE]



                                                          By:__________________
                                                          Name:
                                                          Title:

                                   EXHIBIT D-2
                          (TO PARTICIPATION AGREEMENT)


                         FORM OF SECRETARY'S CERTIFICATE


         The undersigned, ________________, the [______ Secretary] of [Guarantor/Lessee], a [________] [("Guarantor/Lessee")], pursuant to the Participation Agreement dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, does hereby certify as follows (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement):

                    1. Attached hereto as Exhibit A is a true, correct and complete copy of [Guarantor's/Lessee's] Certificate of Incorporation, as amended, and in effect on the date hereof, certified by the Secretary of State of the State of California.

                    2. Attached hereto as Exhibit B is a true, correct and complete copy of [Guarantor's/Lessee's] By-Laws, as amended, and in effect on the date hereof, and such by-laws have been in full force and effect since _________________, 20___ without modification or amendment.

                    3. Attached hereto as Exhibit C are true, correct and complete copies of all resolutions adopted by the Board of Directors (and shareholders) of [Guarantor/Lessee] relating to the Participation Agreement and the other Operative Documents to which [Guarantor/Lessee] is a party, which have not been amended or rescinded and are in full force and effect on the date hereof.

                    4. No proceeding for merger, consolidation, liquidation, reorganization or dissolution of [Guarantor/Lessee] or the sale of all or substantially all of its assets is pending or contemplated.

                    5. The following persons are on the date hereof duly qualified and acting officers of [Guarantor/Lessee], duly elected or appointed to the offices set forth beside their respective names and signatures, and each such person who, as an officer of [Guarantor/Lessee], signed the Participation Agreement, any of the other Operative Documents or any other document delivered before or on the date hereof in connection with such agreements and documents and the transactions contemplated therein was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures:



                 NAME                                   OFFICE                               SIGNATURE

----------------------                  ----------------------                  ----------------------

----------------------                  ----------------------                  ----------------------

----------------------                  ----------------------                  ----------------------

         IN WITNESS WHEREOF, I have signed my name this day ______ of ______________, 20__.


                                                          [GUARANTOR/LESSEE]



                                                          By:__________________
                                                          Name:
                                                          Title:

                                   EXHIBIT D-3
                          (TO PARTICIPATION AGREEMENT)


                    FORM OF RESPONSIBLE OFFICER'S CERTIFICATE


         Pursuant to the Participation Agreement dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, I, [name of Responsible Officer], [position of Responsible Officer] of [Guarantor/Lessee] (the ["Guarantor"/"Lessee"]), do hereby certify as follows (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement):

          1. To my knowledge, the representations and warranties of the [Guarantor/Lessee] contained in the Participation Agreement and other Operative Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof.

          2. To my knowledge, no Default or Event of Default has occurred and is continuing under any Operative Document to which the [Guarantor/Lessee] is a party.

          3. To my knowledge, each Operative Document to which the [Guarantor/Lessee] is a party is in full force and effect with respect to it.

          4. The [Guarantor/Lessee] has duly performed and complied with all conditions contained in the Participation Agreement or in any other Operative Document required to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, I have signed my name this ____ day of _________________, 20__ and certify that I am the [position of Responsible Officer] of the [Guarantor/Lessee].


                                                          [GUARANTOR/LESSEE]




                                                          By:__________________
                                                          Name:
                                                          Title:

                                    EXHIBIT E
                          (TO PARTICIPATION AGREEMENT)


                             [INTENTIONALLY OMITTED]

                                       F-4
                                    EXHIBIT F
                          (TO PARTICIPATION AGREEMENT)


                          FORM OF ASSIGNMENT AGREEMENT


To:      R.M.E., Inc., as the Lessee
         Harris Trust and Savings Bank, as Agent Certificate Holder and as Administrative Agent


         Reference is made to Section 12.1 of the Participation Agreement dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time (the "Participation Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Participation Agreement.

         [Name of assigning Participant] (the "Assignor") and [Name of Eligible Lender Assignee/Eligible Certificate Holder Assignee] hereby agree as follows:

                    1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a [___]% interest in and to all the Assignor's rights and obligations under the Operative Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the [Lender] [Certificate Holder] Commitment of the Assignor on the Effective Date and such percentage interest in each [Loan] [Certificate Holder Amount] owing to the Assignor outstanding on the Effective Date together with such percentage interest in all unpaid [interest] [Yield] and fees (including those fees under Section 4.4 of the Participation Agreement) accrued to the Effective Date).

                    2. The Assignor (a) represents and warrants that as of the date hereof its [Lender] [Certificate Holder] Commitment (without giving effect to assignments thereof which have not yet become effective) is $[_____________], and the outstanding aggregate principal balance of its [Loans] [Certificate Holder Amounts] (without giving effect to assignments thereof which have not yet become effective) is $_____________] and (b) makes no representation or warranty and assumes no responsibility (i) with respect to any statements, warranties or representations made in or in connection with any Operative Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Document or any other instrument or document furnished thereunder or pursuant thereto, except that it represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of adverse claims, and (ii) with respect to the financial position of the Lessee or the Guarantor or the performance or observance by the Lessee or the Guarantor of any of their respective obligations under any Operative Document or any other instrument or document furnished thereunder or pursuant thereto.

                    3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment Agreement; (b) confirms that it has received a copy of each of the Participation Agreement, the Lease and the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1(c) of the Participation Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent, the Agent Certificate Holder, the Owner Trustee, the Assignor or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Operative Document; (d) appoints and authorizes the Administrative Agent and the Agent Certificate Holder, as applicable, to take such action on its behalf and to exercise such powers under the Operative Documents as are delegated to the Administrative Agent and the Agent Certificate Holder, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with its terms all the obligations which by the terms of the Operative Documents are required to be performed by it as a Participant.

                    4. From and after the Effective Date (a) the Assignee shall be party to and be bound by the provisions of the Operative Documents as a [Lender] [Certificate Holder] and, to the extent of its interests assigned by this Assignment Agreement, have the rights and obligations of a ["Lender"] ["Certificate Holder"] and as a "Participant" thereunder and (b) the Assignor shall, to the extent of its interests assigned by this Assignment Agreement, relinquish its rights and be released from its obligations under the Operative Documents.

                    5. This Assignment Agreement will be delivered to each of the Administrative Agent, the Agent Certificate Holder and the Owner Trustee together with a transfer fee of $3,500 payable by the Assignor or the Assignee to the Administrative Agent for its own account.

                    6. The Assignor shall surrender to the Administrative Agent its [Note or Notes] [Certificate or Certificates] representing the Assignor's interest in and to all the Assignor's rights and obligations under the Operative Documents, and the Administrative Agent will (upon execution and delivery thereof by the Lessor Trust) promptly provide to the Assignor and the Assignee separate promissory notes in the amount of their respective interests substantially in the form of the original [Note] [Certificate] Lessor Trust (each such note with a notation thereon that it is given in substitution for and replacement of the original [Note] [Certificate] or any replacement notes thereof).

                    7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                    8. The effective date of this Assignment  Agreement shall be
               _____________ ___, 20___ (the "Effective Date").

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.


Adjusted Commitment                                       [      ],
                                                             as Assignor
Commitment to make Loans:
$----------------
Commitment Percentage:  _____%                            By:-------------------
                                                                       Name:
Commitment to advance                                                  Title:
Certificate Holder Amounts:
$----------------
Commitment Percentage:  _____%


Commitment                                                [      ],
                                                             as Assignee
Commitment to make Loans:
$----------------
Commitment Percentage:  _____%                            By:-------------------
                                                                       Name:
Commitment to advance                                                  Title:
Certificate Holder Amounts:
$----------------
Commitment Percentage:  _____%

Agreed to and Accepted:


R.M.E., INC.
   as Lessee



By:_________________________________________________________
Name:
Title:

HARRIS TRUST AND SAVINGS BANK,
   as Administrative Agent and as Agent
   Certificate Holder



By:_________________________________________________________
Name:
Title:

                                    EXHIBIT G
                          (TO PARTICIPATION AGREEMENT)


                          FORM OF LOCAL COUNSEL OPINION

         [Certain of the opinions in Exhibit A-2 may be given by local counsel.]

                                    EXHIBIT H
                          (TO PARTICIPATION AGREEMENT)


                         FORM OF COMPLETION CERTIFICATE


         TO: Agent Certificate Holder, Administrative Agent, Lessor Trust, Owner Trustee, Certificate Holders and Lenders pursuant to the Participation Agreement dated as of July 14, 2000 (the "Participation Agreement"), among the Lessee, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger as the same may be amended, supplemented, amended and restated or otherwise modified from time to time (capitalized terms used herein shall have the meanings ascribed thereto in the Participation Agreement).

         The Lessee certifies to each of you, as of ___________________, 20___, as follows:

                    1. The construction of the Subject Improvements described in Construction Agency Agreement Supplement No. ____ has been completed in all material respects in accordance with the applicable Plans and Specifications, the Construction Agency Agreement and the other Operative Documents, and in compliance in all material respects with all Requirements of Law and Insurance Requirements and in all material respects with all information, requirements and assumptions used in delivering the Appraisal with respect to the Property.

                    2.     All applicable Governmental Action has been taken.

                    3. The Property as modified by such Subject  Improvements is subject to and governed by all of the provisions of the Master Lease and the other Operative Documents.

                    4. The  representations and warranties set forth in Sections
               8.2 and 8.3 of the Participation Agreement (other than any representations and warranties made only as of a specific date, each of which was true and correct as of the date when made) are true and correct as of the date hereof as if such representations and warranties were set forth herein in full.

                    5.  The   aggregate   Property  Cost  for  the  Property  is
               $_____________.

                    6. All amounts owing to third  parties for the  Construction of such Subject Improvements on the Property have been paid in full.

                    7. No changes or modifications were made to the Plans and Specifications relating to such Subject Improvements after the Acquisition Date that have had a Material Adverse Effect on the value, use or useful life of the Property.

               IN WITNESS WHEREOF, I have signed my name this _______ day of ______________, 20__. R.M.E., INC.



                                                          By:
                                                          Name:
                                                          Title:

                                    EXHIBIT L
                          (TO PARTICIPATION AGREEMENT)


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT M
                           TO PARTICIPATION AGREEMENT

                                     FORM OF
                             COMPLIANCE CERTIFICATE


To:      Harris Trust and Savings Bank,
           as Administrative Agent and
           as Agent Certificate Holder,
           and the Lenders and Certificate
           Holders which are parties to the
           Participation Agreement
           referred to below

         Reference is made to the Participation Agreement dated as of July 14, 2000 (as amended or otherwise modified from time to time, the "Participation Agreement") among the Lessee, Robert Mondavi Properties, Inc. and The Robert Mondavi Corporation ("RMC"), Lodi 2000 Distribution Trust, as Lessor Trust (the "Lessor Trust"), First Security Bank, National Association, in its individual capacity and as Owner Trustee (the "Owner Trustee"), Harris Trust and Savings Bank, as Agent Certificate Holder, the Lenders and the Certificate Holders. Terms used but not otherwise defined herein are used herein as defined in the Participation Agreement.

               I. Report. Enclosed herewith are copies of the [annual audit/quarterly] reports of RMC as at ___________, __________ (the "Computation Date"), which reports fairly presents the consolidated financial position of RMC and its Subsidiaries, as of the Computation Date.

               II. Financial Tests. RMC hereby certifies and warrants to you that the attached are a true and correct computation as at the Computation Date of the ratios and/or financial restrictions contained in the Participation Agreement.

               III. Defaults. RMC hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, RMC has caused this Certificate to be executed and delivered by its duly authorized officer this _______ day of ____________, 20__.


                                             THE ROBERT MONDAVI CORPORATION


                                           By:_________________________________
                                             Title:____________________________

                      Attachment to Compliance Certificate

                         Computation of Financial Tests

================================================================================




                         MASTER LEASE AND DEED OF TRUST
                      THIS DOCUMENT SECURES FUTURE ADVANCES




                            Dated as of July 14, 2000



                                     between



                          LODI 2000 DISTRIBUTION TRUST
                                as Lessor Trust,


                                       and



                                  R.M.E., INC.,
                                 as the Lessee,

         To the extent, if any, that this Master Lease and Deed of Trust constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease and Deed of Trust may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Harris Trust and Savings Bank as the Administrative Agent for the Lenders, on or following the signature page hereof. This counterpart is [not] the original counterpart.




================================================================================




                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE

ARTICLE I                  DEFINITIONS............................................................................2


ARTICLE II                 MASTER LEASE...........................................................................2

       Section 2.1.        Acceptance and Lease of Property.......................................................2
       Section 2.2.        Acceptance Procedure...................................................................2
       Section 2.3.        Lease Term.............................................................................2
       Section 2.4.        Title..................................................................................3

ARTICLE III                PAYMENT OF RENT........................................................................3

       Section 3.1.        Rent3
       Section 3.2.        Payment of Rent........................................................................3
       Section 3.3.        Supplemental Rent......................................................................3
       Section 3.4.        Method of Payment......................................................................4

ARTICLE IV                 QUIET ENJOYMENT; RIGHT TO INSPECT......................................................4

       Section 4.1.        Quiet Enjoyment........................................................................4
       Section 4.2.        Right to Inspect.......................................................................4

ARTICLE V                  NET LEASE, ETC.........................................................................5

       Section 5.1.        Net Lease..............................................................................5
       Section 5.2.        No Termination or Abatement............................................................6

ARTICLE VI                 SUBLEASES..............................................................................6

       Section 6.1.        Subletting.............................................................................6

ARTICLE VII                LESSEE ACKNOWLEDGMENTS.................................................................7

       Section 7.1.        Condition of the Property..............................................................7
       Section 7.2.        Risk of Loss...........................................................................7

ARTICLE VIII               POSSESSION AND USE OF THE PROPERTY, ETC................................................8

       Section 8.1.        Utility Charges........................................................................8
       Section 8.2.        Possession and Use of the Property.....................................................8
       Section 8.3.        Compliance with Requirements of Laws and Insurance Requirements........................8
       Section 8.4.        Assignment by Lessee...................................................................8

ARTICLE IX                 MAINTENANCE AND REPAIR; RETURN.........................................................9

       Section 9.1.        Maintenance and Repair; Return.........................................................9




ARTICLE X                  MODIFICATIONS, ETC.....................................................................9

       Section 10.1.       Modifications, Substitutions and Replacement...........................................9
       Section 10.2.       Notice to the Agent Certificate Holder and Administrative Agent.......................10

ARTICLE XI                 WARRANTY OF TITLE; EASEMENTS..........................................................11

       Section 11.1.       Warranty of Title.....................................................................11
       Section 11.2.       Grants and Releases of Easements; Lessor Trust and Certificate Holders'
                               Waivers...........................................................................11

ARTICLE XII                PERMITTED CONTESTS....................................................................12

       Section 12.1.       Permitted Contest.....................................................................12

ARTICLE XIII               INSURANCE.............................................................................13

       Section 13.1.       Basic Lease Term......................................................................13
       Section 13.2.       Interim Lease Term....................................................................14
       Section 13.3.       Insurance Coverage....................................................................14

ARTICLE XIV                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS......................................15

       Section 14.1.       Risk of Loss, Damage or Destruction...................................................15
       Section 14.2.       Casualty and Condemnation.............................................................16
       Section 14.3.       Environmental Matters.................................................................18
       Section 14.4.       Notice of Environmental Matters.......................................................18

ARTICLE XV                 TERMINATION OF LEASE..................................................................19

       Section 15.1.       Partial Termination Upon Certain Events...............................................19
       Section 15.2.       Partial Termination Procedures........................................................20

ARTICLE XVI                EVENTS OF DEFAULT.....................................................................22

       Section 16.1.       Lease Events of Default...............................................................22
       Section 16.2.       Remedies..............................................................................25
       Section 16.3.       Waiver of Certain Rights..............................................................29
       Section 16.4.       Deed of Trust Remedies................................................................29
       Section 16.5.       Limitation on Recourse With Respect to Uncompleted Properties and in
                               Connection with Limited Recourse Defaults.........................................30
       Section 16.6.       Conveyance Upon Construction Return or Limited Recourse Default.......................30

ARTICLE XVII               AGENT CERTIFICATE HOLDER'S RIGHT TO CURE..............................................31



       Section 17.1.       The Agent Certificate Holder's Right to Cure the Lessee's Lease Defaults..............31

ARTICLE XVIII              PURCHASE PROVISIONS...................................................................32

       Section 18.1.       Purchase of the Property..............................................................32
       Section 18.2.       Expiration Date Purchase Obligation...................................................32
       Section 18.3.       Acceleration of Purchase Obligation...................................................33

ARTICLE XIX                EXTENSION OF EXPIRATION DATE..........................................................33

       Section 19.1.       Extension of Expiration Date..........................................................33

ARTICLE XX                 REMARKETING OPTION....................................................................33

       Section 20.1.       Option to Remarket....................................................................33
       Section 20.2.       Procedures During Remarketing.........................................................34
       Section 20.3.       Remedies for Failed Remarketing.......................................................36
       Section 20.4.       No Sale of Property...................................................................37

ARTICLE XXI                PROCEDURES RELATING TO PURCHASE OR REMARKETING OPTIONS................................38

       Section 21.1.       Provisions Relating to the Exercise of Purchase Option or Obligation
                               and Conveyance upon Remarketing; Conveyance upon Certain Other
                               Events............................................................................38

ARTICLE XXII               ESTOPPEL CERTIFICATES.................................................................39

       Section 22.1.       Estoppel Certificates.................................................................39

ARTICLE XXIII              ACCEPTANCE OF SURRENDER...............................................................40

       Section 23.1.       Acceptance of Surrender...............................................................40

ARTICLE XXIV               NO MERGER OF TITLE....................................................................40

       Section 24.1.       No Merger of Title....................................................................40

ARTICLE XXV                INTENT OF THE PARTIES.................................................................40

       Section 25.1.       Ownership of the Property.............................................................40

ARTICLE XXVI               MISCELLANEOUS.........................................................................41

       Section 26.1.       Severability; Perpetuities; Etc.......................................................41
       Section 26.2.       Amendments and Modifications..........................................................41
       Section 26.3.       No Waiver.............................................................................41
       Section 26.4.       Notices...............................................................................42
       Section 26.6.       Headings and Table of Contents........................................................42
       Section 26.7.       Counterparts..........................................................................42



       Section 26.8.       Governing Law.........................................................................42
       Section 26.9.       Original Lease........................................................................42
       Section 26.10.      Time of Essence.......................................................................42
       Section 26.11.      Ground Lease..........................................................................42
       Section 26.12.      Acceptance of Trust, Notice of Indemnification........................................43
       Section 26.13.      Powers of Trustee.....................................................................43
       Section 26.14.      Reconveyance..........................................................................43
       Section 26.15.      No Liability on Trustee or Lessor Trust...............................................43
       Section 26.16.      Moneys Received by Trustee............................................................44





EXHIBIT A-1                                                                                                   A-1-1

                         MASTER LEASE AND DEED OF TRUST
                      THIS DOCUMENT SECURES FUTURE ADVANCES

         THIS MASTER LEASE AND DEED OF TRUST (this "Master Lease"), dated as of July 14, 2000 among R.M.E., INC., a California corporation, as Lessee and whose principal offices are located at 7801 St. Helena Highway, Oakville, California 94562 (the "Lessee") and LODI 2000 DISTRIBUTION TRUST, a grantor trust, as Lessor Trust and whose principal offices are located at c/o First Security Bank, National Association, Attn: Corporate Trust Administration (in such capacity, the "Lessor Trust").


                                   WITNESSETH:

         WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among R.M.E., Inc., as the Lessee and the Construction Agent, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the various financial institutions as are or may from time to time become Certificate Holders hereunder (the "Certificate Holders") or lenders under the Loan Agreement (the "Lenders"), and BMO Global Capital Solutions, Inc., as Arranger (in such capacity, the "Arranger") and Harris Trust and Savings Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, the Lenders and the Certificate Holders have agreed to finance the acquisition and construction of the Property;

     WHEREAS, on each Acquisition Date, the Lessor Trust (on behalf of the Certificate Holders) will either (a) purchase from one or more third parties designated by the Construction Agent, or (b) lease pursuant to a ground lease, certain parcels of Land or Property;

     WHEREAS, the Lessee, as Construction Agent for the Lessor Trust, will cause the construction of certain Improvements on the Land for each Uncompleted Property which as constructed will be the property of the Lessor Trust and will become part of the Property;

     WHEREAS, the Property may consist of Completed Properties and Uncompleted Properties;

     WHEREAS, the Lessor Trust desires to lease to the Lessee, and the Lessee desires to lease from the Lessor Trust, the Property specified in each Lease Supplement; and

     WHEREAS, the Property will be subject to the terms of this Master Lease and the Lease Supplement;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I


                                   DEFINITIONS

     Section 1.1. Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Master Lease have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Master Lease.


                                   ARTICLE II


                                  MASTER LEASE

         Section 2.1. Acceptance and Lease of Property. Subject to the conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article VI thereof, the Lessor Trust hereby agrees to accept, pursuant to the terms of the Participation Agreement, delivery on each Acquisition Date of the Land or leasehold interest therein, as applicable, to be delivered by the seller or ground lessor of the Land on such Acquisition Date, and simultaneously to demise and lease to the Lessee hereunder and under the Lease Supplement for the Lease Term, the Lessor Trust's interest in such Land, together with any Improvements which thereafter may be constructed on such Land pursuant to the Construction Agency Agreement or this Master Lease, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor Trust, the Agent Certificate Holder and the Certificate Holders, to lease from the Lessor Trust for the Lease Term the interest of the Lessor Trust in such Land identified in the Lease Supplement, together with any Improvements which thereafter may be constructed on such Land pursuant to the Construction Agency Agreement and this Master Lease.

         Section 2.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by it of a Lease Supplement on or as of each Acquisition Date shall, without further act, constitute the irrevocable acceptance by the Lessee of the Property set forth in such Lease Supplement for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and that such Property, together with any Improvements constructed on the Property pursuant to the Construction Agency Agreement and this Master Lease, shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease as of the Acquisition Date.

         Section 2.3. Lease Term. The Lease Term for each Uncompleted Property shall consist of an interim lease term (the "Interim Lease Term") and a basic lease term (the "Basic Lease Term") and the Lease Term for each Improved Property shall consist of a Basic Lease Term only. The Interim Lease Term of this Master Lease shall commence on (and include) the Acquisition Date for each Uncompleted Property and end on (but exclude) the Completion Date for such Property. The Basic Lease Term of this Master Lease for each Property shall be as follows: (a) with respect to each Uncompleted Property, the Basic Lease Term shall commence on (and include) the Completion Date for such Property and end on

(but exclude) the Expiration Date and (b) with respect to each Improved Property, the Basic Lease Term shall commence on (and include) the Acquisition Date of such Property and end on (but exclude) the Expiration Date.

         Section 2.4. Title. Each Property is leased to the Lessee without any representation or warranty, express or implied, by Lessor Trust, Agent Certificate Holder or any Certificate Holder and subject to the rights of parties in possession, the existing state of title (including, without limitation, all Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessee shall not in any event have any recourse against the Lessor Trust, Agent Certificate Holder or any Certificate Holder for any defect in or exception to title to any Property or leasehold interest therein other than resulting from Lessor Liens attributable to the Lessor Trust, Agent Certificate Holder or such Certificate Holder.


                                   ARTICLE III


                                 PAYMENT OF RENT

     Section 3.1. Rent. (a) During the Lease Term, the Lessee shall pay Basic Rent to the Lessor Trust on each Scheduled Payment Date, on the date required under Section 20.2(h) in connection with the Lessee's exercise of the Remarketing Option and, with respect to any Property, on any date on which this Master Lease shall terminate with respect to such Property; provided that during the Interim Lease Term of any Uncompleted Property the Lessee's obligation to pay Basic Rent shall be subject to the limitations set forth in the Construction Agency Agreement.

         (b) Neither the Lessee's inability or failure to take possession of all or any portion of any Property when delivered by the Lessor Trust, nor the inability or failure of the Lessor Trust to deliver all or any portion of any Property to the Lessee on or before the Acquisition Date, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor Trust or any Certificate Holder, or for any other reason whatsoever, shall delay or otherwise affect such Lessee's obligation to pay Rent for such Property in accordance with the terms of this Master Lease.

     Section 3.2. Payment of Rent. Rent shall be paid absolutely net to each Person entitled thereto, so that this Master Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

     Section 3.3. Supplemental Rent. The Lessee shall pay to the Lessor Trust or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent and such failure shall continue beyond the cure period provided in Section 16.1(b), the Lessor Trust and such other Persons shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor Trust, as Supplemental Rent, among other things, (i) all rent, taxes, insurance and any other amounts payable by Lessor Trust as Tenant under any ground lease which is subjected to this Master Lease and (ii) on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due for the period from the due date until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Master Lease or in the Participation Agreement, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added against any Participant by a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         Section 3.4. Method of Payment. Each payment of Rent payable by the Lessee to the Lessor Trust under this Lease or any other Operative Document shall be made by the Lessee to the Administrative Agent as assignee of the Lessor Trust under the Assignment of Lease and Rent (or, if all Loans and all other amounts owing to the Lenders under the Loan Agreement and the other Operative Documents have been paid in full and all Commitments of the Lenders have been permanently terminated, to the Agent Certificate Holder) prior to 12:00 (Noon), Chicago time to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 12:00 (Noon), Chicago time on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of
Section 3.3, such payments shall be deemed received on the next succeeding Business Day and shall accrue interest at the Overdue Rate as provided in such
Section 3.3.


                                   ARTICLE IV


                        QUIET ENJOYMENT; RIGHT TO INSPECT

         Section 4.1. Quiet Enjoyment. Subject to the terms of each of the Operative Documents, the Lessee shall peaceably and quietly have, hold and enjoy each Property for the Lease Term, free of any claim or other action by the Lessor Trust or the Certificate Holders or anyone claiming by, through or under the Lessor Trust or the Certificate Holders with respect to any matters arising from and after the Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect the rights of the Lessor Trust or the Certificate Holders (or anyone claiming by, through or under the Agent Certificate Holder or the Certificate Holders) otherwise to initiate legal action to enforce, the obligations of the Lessee under this Master Lease.

         Section 4.2. Right to Inspect. During the Lease Term, the Lessee shall upon reasonable notice (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), and from time to time, permit the Agent Certificate Holder, any Certificate Holder, the Administrative Agent, any Lender, and their respective authorized representatives to inspect the Property subject to this Master Lease during normal business hours.

                                    ARTICLE V


                                 NET LEASE, ETC.

         Section 5.1. Net Lease. This Master Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Property or any part thereof, or the failure of any Property to comply with all Requirements of Law, including any inability to occupy or use any Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with the construction on or any use of any Property or any part thereof including eviction; (iv) any defect in title of or rights to any Property or any Lien on such title or rights or on any Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Administrative Agent, the Lessor Trust, the Agent Certificate Holder or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Guarantor, the Administrative Agent, the Lessor Trust, any Participant or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of the Lessee, the Guarantor, the Administrative Agent, the Lessor Trust, the Agent Certificate Holder, any Participant or any other Person, or by any court in any such proceeding; (vii) any claim that the Lessee or the Guarantor has or might have against any Person, including without limitation the Administrative Agent, the Lessor Trust, the Agent Certificate Holder, any Participant, or any vendor, manufacturer, contractor of or for any Property; (viii) any failure on the part of the Lessor Trust, the Agent Certificate Holder or any other Certificate Holder to perform or comply with any of the terms of this Master Lease (other than performance by the Lessor Trust, the Agent Certificate Holder or the Certificate Holders of their obligations set forth in Section 2.1 hereof), of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or the Guarantor or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Guarantor, the Lessor Trust, the Agent Certificate Holder, the Certificate Holders or all of them; (xi) any action by any court, administrative agency or other Governmental Authority; or
(xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessor Trust, the Agent Certificate Holder, the Certificate Holders or any other Participants. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor Trust, the Agent Certificate Holder or the Certificate Holders hereunder or under any other Operative Documents, and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

         Section 5.2. No Termination or Abatement. The Lessee shall remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Participant, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of any Participant or by any court with respect to any Participant. The Lessee hereby waives, to the extent permitted by law, all right (i) to terminate or surrender this Master Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives, to the extent permitted by law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease and the Lease Supplement.


                                   ARTICLE VI


                                   SUBLEASES

         Section 6.1. Subletting. The Lessee may sublease the Property or any portion thereof to any Person; provided, however, that: (a) no sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor Trust, the Agent Certificate Holder or the Certificate Holders hereunder and Lessee shall remain directly and primarily liable under this Master Lease and the Lease Supplement;
(b) each sublease of the Property shall expressly be made subject to and subordinated to this Master Lease and the Lease Supplement and to the rights of the Lessor Trust, the Agent Certificate Holder and the Certificate Holders hereunder; (c) each sublease shall expressly provide for the surrender of the Property or portion thereof by the applicable sublessee at the election of the Administrative Agent or the Agent Certificate Holder (as applicable) after the occurrence of a Lease Event of Default; and (d) each sublease shall expressly provide for termination prior to the Expiration Date unless the Lessee elects to purchase the Property pursuant to Section 18.1.

                                   ARTICLE VII


                             LESSEE ACKNOWLEDGMENTS

         Section 7.1. Condition of the Property. LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR Trust WILL OWN AND HOLD TITLE TO THE IMPROVEMENTS RELATING TO EACH PROPERTY, THE CONSTRUCTION AGENT IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR

IMPLIED) BY THE ADMINISTRATIVE AGENT, THE LESSOR TRUST, THE AGENT CERTIFICATE HOLDER, ANY CERTIFICATE HOLDER OR ANY LENDER AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE ACQUISITION DATE. NEITHER THE ADMINISTRATIVE AGENT, NOR THE LESSOR TRUST, NOR THE AGENT CERTIFICATE HOLDER, NOR ANY CERTIFICATE HOLDER NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO THE LESSOR TRUST, SUCH CERTIFICATE HOLDER OR SUCH LENDER), VALUE, SUITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER THE ADMINISTRATIVE AGENT, NOR THE LESSOR TRUST, NOR THE AGENT CERTIFICATE HOLDER, NOR ANY CERTIFICATE HOLDER NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO THE LESSOR TRUST, SUCH CERTIFICATE HOLDER OR SUCH LENDER) OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

         Section 7.2. Risk of Loss. During the Lease Term the risk of loss of or decrease in the enjoyment and beneficial use of each Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee (subject to the provisions of the Construction Agency Agreement), and neither Lessor Trust, nor Agent Certificate Holder nor any Certificate Holder shall in any event be answerable or accountable therefor.


                                  ARTICLE VIII


                    POSSESSION AND USE OF EACH PROPERTY, ETC.

         Section 8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on each Property during the Lease Term; subject to reimbursement of any such costs during the Interim Lease Term for any Uncompleted Property. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by the Lessor Trust or the Certificate Holders on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by the Lessor Trust or the Certificate Holders in obtaining such credit or refund, shall be promptly paid over to Lessee.

         Section 8.2. Possession and Use of each Property. The Lessee covenants that prior to the Completion Date therefor, each Uncompleted Property shall be used in a manner consistent with the Construction Agency Agreement and, after the Completion Date, as wine production, distribution or storage facilities and applying standards of use no lower than the standards applied by the Lessee or its Affiliates for other comparable properties owned or leased by the Lessee or its Affiliates. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Master Lease, such Lessee's Lease Supplement and the Construction Agency Agreement; subject to reimbursement of such charges and costs pursuant to the Construction Agency Agreement. The Lessee shall not commit or permit any waste of the Property or any part thereof.

         Section 8.3. Compliance with Requirements of Laws and Insurance Requirements. Subject to the terms of Article XII relating to permitted contests and the provisions of the Construction Agency Agreement for each Uncompleted Property, the Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Environmental
Laws) and Insurance Requirements relating to each Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of each Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of each Property and for the use, operation, maintenance, repair and restoration of the Improvements.

         Section 8.4. Assignment by Lessee. Except as expressly permitted pursuant to the terms of the Operative Documents, the Lessee may not assign this Master Lease, the Lease Supplement or any of its rights or obligations hereunder or thereunder in whole or in part to any Person, except that Lessee may sublease the Property or portion thereof as permitted under Section 6.1.


                                   ARTICLE IX


                         MAINTENANCE AND REPAIR; RETURN

         Section 9.1. Maintenance and Repair; Return. (a) The Lessee, at its sole cost and expense, shall maintain each Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether ordinary or extraordinary or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements (except where the failure to comply would not have a Material Adverse Effect) and in no event applying standards of maintenance lower than the standards applied by Lessee in the operation and maintenance of other comparable properties owned or leased by Lessee or its Affiliates.

         (b) Neither the Lessor Trust nor any Certificate Holder shall under any circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Master Lease or the Lease Supplement (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement and the Construction

Agency Agreement) or maintain any Property in any way. Lessee waives any right to (i) require the Lessor Trust or any Certificate Holder to maintain, repair, or rebuild all or any part of any Property or (ii) make repairs at the expense of the Lessor Trust or any Certificate Holder pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

         (c) The Lessee shall, upon the expiration or earlier termination of this Master Lease with respect to each Property (other than as a result of the Lessee's purchase of the Property from the Lessor Trust as provided herein), vacate and surrender such Property to the Agent Certificate Holder in its then current "AS IS" condition, subject to the Lessee's obligations under Articles VIII, IX, X, XI, XIII, XIV and XX.


                                    ARTICLE X


                               MODIFICATIONS, ETC.

        Section 10.1. Modifications, Substitutions and Replacement. During the Lease Term, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:

               (a) except for any Modification required to be made pursuant to a Requirement of Law (a "Required Modification"), no Modification shall be made if it would materially and adversely affect the value or useful life of such Property or any part thereof from that which existed immediately prior to such Modification;

               (b) the Modification shall be done in a good and workmanlike manner;

               (c) the Modification shall comply with all Requirements of Law (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of any necessary permits;

               (d) subject to the terms of Article XII relating to permitted contests, Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification;

               (e) such Modifications shall comply with Sections 8.3 and 9.1(a); and

               (f) The Lessee shall be required to obtain the prior written approval (which approval shall not be unreasonably withheld) of the Agent Certificate Holder and the Administrative Agent with respect to any alterations (other than Required Modifications and/or alterations authorized by the Construction Agency Agreement) that shall cost in excess of $500,000 with respect to the Property.

         All Modifications shall remain part of the realty and shall be subject to this Master Lease and the Lease Supplement and title thereto shall immediately vest in the Lessor Trust; provided however, that Modifications that
(x) are not Required Modifications, (y) were not financed by the Participants and (z) are readily removable without impairing the value, utility or remaining useful life of the relevant Property, shall be the property of the Lessee and shall not be subject to this Master Lease or the Lease Supplement. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon any Property any trade fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same at any time during the Lease Term, subject, however, to the terms of Section 9.1(a); provided, however, that such trade fixtures, machinery, equipment, inventory or other property do not impair the value or useful life of the relevant Property; provided, further, however, that Lessee shall keep and maintain at each Property and shall not remove from any Property any Equipment financed or otherwise paid for (directly or indirectly) by any Participant pursuant to the Participation Agreement.

        Section 10.2. Notice to the Agent Certificate Holder and Administrative Agent. If the Lessee reasonably expects the cost of any Modification to exceed $500,000, the Lessee shall, in addition to obtaining the consent required pursuant to Section 10.1(f), deliver to the Agent Certificate Holder and the Administrative Agent a brief written narrative of the work to be performed in connection with such Modification prior to making such Modification.


                                   ARTICLE XI


                          WARRANTY OF TITLE; EASEMENTS

        Section 11.1. Warranty of Title. (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly (and in any event within sixty (60) days after notice thereof is received by the Lessee from any Person) discharge at its sole cost and expense, any Lien (other than any Lessor Lien), defect, attachment, levy, title retention agreement or claim upon any Property or any Lien, attachment, levy or claim with respect to any amounts held by the Lessor Trust, the Administrative Agent, the Agent Certificate Holder or any Participant pursuant to the Loan Agreement or the other Operative Documents, other than (i) Permitted Property Liens, and (ii) Liens on machinery, equipment, general intangibles and other personal property not financed by the proceeds of the Loans or Certificate Holder Amounts and not otherwise prohibited under any other Operative Document.

         (b) Nothing contained in this Master Lease shall be construed as constituting the consent or request of the Lessor Trust, the Agent Certificate Holder, any Certificate Holder, the Administrative Agent or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR TRUST NOR THE ADMINISTRATIVE AGENT NOR THE AGENT CERTIFICATE HOLDER NOR ANY CERTIFICATE HOLDER NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES

OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR TRUST, THE ADMINISTRATIVE AGENT, THE AGENT CERTIFICATE HOLDER, ANY CERTIFICATE HOLDER OR ANY LENDER IN AND TO ANY PROPERTY.

        Section 11.2. Grants and Releases of Easements; Lessor Trust and Certificate Holders' Waivers. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X and Section 8.3, the Lessor Trust, the Agent Certificate Holder and each Certificate Holder hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor Trust, the Agent Certificate Holder and the Certificate Holders, but at the Lessee's sole cost and expense:
(a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Property or burdening any Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any Property; (c) if required by applicable Governmental Authority in connection with the Construction, the dedication or transfer of unimproved portions of any Property for road, highway or other public purposes; (d) the execution of amendments to any covenants and restrictions affecting any Property; and (e) the execution or release of any similar agreement; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not materially impair the value or remaining useful life of any Property, (ii) such grant, release, dedication, transfer or amendment is, in Lessee's judgment, reasonably necessary in connection with the use, maintenance, alteration or improvement of any Property,
(iii) such grant, release, dedication, transfer or amendment will not cause any Property or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Documents and all Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements), (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made, (v) the Lessee shall remain obligated under this Master Lease, the Lease Supplement and under any instrument executed by the Lessee consenting to the assignment of the Lessor Trust's, the Agent Certificate Holder's and the Certificate Holders' interests in this Master Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer or amendment had not been effected, and (vi) the Lessee shall pay and perform any obligations of the Lessor Trust, the Agent Certificate Holder and the Certificate Holders under such grant, release, dedication, transfer or amendment. Subject to Section 10.2(b) of the Participation Agreement, the Agent Certificate Holder and each Certificate Holder acknowledges each Lessee's right to finance and to secure, under the California Commercial Code, inventory, receivables, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at any Property other than Equipment, and the Lessor Trust, the Agent Certificate Holder and each Certificate Holder agree to execute lessor waiver forms (in form reasonably acceptable to the Agent Certificate Holder) and release of Lessor Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor Trust shall, upon the request of Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this
Section 11.2, including landlord waivers with respect to any of the foregoing.


                                   ARTICLE XII


                               PERMITTED CONTESTS

        Section 12.1. Permitted Contests. If, to the extent and for so long as
(a) a test, challenge, appeal or proceeding for review of any Applicable Law or any Lien, encumbrance, levy, attachment or encroachment relating to any Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee, or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Law or any Lien, encumbrance, levy, attachment or encroachment but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Agent Certificate Holder and the Administrative Agent, involve (A) any risk of criminal liability being imposed on Lessor Trust, any Certificate Holder or any Lender or (B) any risk of (1) foreclosure, forfeiture or loss of any Property, or any material part thereof, or (2) the nonpayment of Rent or (C) any substantial risk of (1) the sale of, or the creation of, any Lien (other than a Permitted Property Lien) on any part of any Property, (2) civil liability being imposed on Lessor Trust, any Lender, any Certificate Holder, or any Property unless the Lessee shall have otherwise bonded or secured such amounts in a manner satisfactory to the Agent Certificate Holder or the applicable Participant(s), as the case may be, or (3) enjoinment of, or interference with, the use, possession or disposition of any Property in any material respect.

         Neither the Lessor Trust, nor the Agent Certificate Holder nor any Certificate Holder will be required to join in any proceedings pursuant to this
Section 12.1 unless a provision of any Applicable Law requires or, in the good faith opinion of the Lessee, it is advisable for the prosecution of such contest, that such proceedings be brought by or in the name of such party; and in that event such party will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option, and (ii) the Lessee pays all related expenses and indemnities such party with respect to such proceedings.


                                  ARTICLE XIII


                                   INSURANCE

        Section 13.1. Basic Lease Term. (a) Public Liability Insurance. During the Basic Lease Term for each Property, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties, but in any case shall provide liability coverage of at least $3,000,000 per occurrence. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by the Lessee or such Affiliates with respect to similar properties that they own. The policy shall be endorsed to name the Lessor Trust, the Trust Company, the Agent Certificate Holder, the Administrative Agent and each Participant as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor Trust, the Agent Certificate Holder, the Administrative Agent and any Participant may have in force.

     (b) Worker's Compensation Laws. Lessee shall, in the construction of the Improvements (including in connection with any Modifications thereof) and the operation of the Property, comply with the applicable workers' compensation laws.

     (c) Hazard and Other Insurance. During the Basic Lease Term for each Property, Lessee shall keep, or cause to be kept, each Property insured against loss or damage by fire, windstorm, flood and other risks on terms and in amounts that are no less favorable than insurance covering other similar properties owned by Lessee or its Affiliates. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto are (i) less than or equal to $1,000,000, in the absence of the occurrence and continuance of an Event of Default, shall be adjusted by and paid to the Lessee for application toward the reconstruction, repair or refurbishment of the Property, and (ii) greater than $1,000,000 the Lessee and the Agent Certificate Holder shall work together to jointly resolve such insurance claim (unless an Event of Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by the Agent Certificate Holder) and held by the Agent Certificate Holder for application in accordance with Article XIV.

        Section 13.2. Interim Lease Term. During the Interim Lease Term for each Uncompleted Property, the Lessee shall procure and carry and/or cause its contractors and subcontractors, as applicable, to carry insurance with respect to each such Property as set forth in Section 2.8 of the Construction Agency Agreement; provided that Lessee shall be reimbursed for the cost of such insurance pursuant to the Construction Agency Agreement.

        Section 13.3. Insurance Coverage. (a) Lessee shall furnish the Lessor Trust, the Agent Certificate Holder and the Administrative Agent with certificates showing the insurance required under Sections 13.1 and 13.2 to be in effect and naming the Lessor Trust, the Trust Company, the Agent Certificate Holder, the Administrative Agent and each Participant as additional insureds with respect to liability coverage (excluding worker's compensation insurance), naming the Lessor Trust, the Trust Company, the Agent Certificate Holder, the Administrative Agent and the Lenders, the Certificate Holders and Lessee as their interests may appear with respect to casualty coverage and naming the Agent Certificate Holder on behalf of the Certificate Holders as loss payee with respect to casualty coverage and showing the mortgagee endorsement required by
Section 13.3(c) with respect to such coverage. All insurance required under
Section 13.1 shall be at the cost and expense of Lessee. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Agent Certificate Holder and the Administrative Agent in the event of cancellation or reduction of such insurance. In addition, Lessee shall cause the Lessor Trust, the Trust Company, the Agent Certificate Holder, the Administrative Agent and each Participant to be named as additional insureds under each liability policy maintained in connection with the Construction of any Improvements or Modifications.

     (b) The Lessee  agrees that the  insurance  policy or policies  required by
Section 13.1(a) shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor Trust, the Trust Company, the Agent Certificate Holder, the Administrative Agent, the Certificate Holders and the Lenders and their respective rights under and interests in such policies shall not be invalidated or reduced by any act or omission (including breach of warranty) or negligence of the Lessee or any other Person having any interest in the Property other than the Certificate Holders and the Lenders to the extent permitted by law. The Lessee hereby waives any and all such rights against the Lessor Trust, the Trust Company, the Certificate Holders and the Lenders to the extent of payments made under such policies.

     (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee which is rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A-" and a financial size rating of at least "VII" or be otherwise acceptable to the Lenders and the Certificate Holders. All insurance policies required by Section 13.1(c) shall include a standard form beneficiary or trustee endorsement in favor of the Lessor Trust, the Trust Company, the Agent Certificate Holder, Administrative Agent and the Participants.

     (d) Neither the Lessor Trust, nor the Trust Company, nor the Agent Certificate Holder nor any of the Certificate Holders shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIII except that the Lessor Trust, the Trust Company, the Agent Certificate Holder and any Certificate Holder may, at such party's expense, carry separate liability insurance so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance such party may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIII to be subject to a coinsurance exception of any kind.

     (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 13.1 and Section 13.2, and shall renew or replace each policy prior to the expiration date thereof; provided that Lessee shall be reimbursed for the cost of all insurance during the Interim Lease Term of an Uncompleted Property pursuant to the Construction Agency Agreement. Throughout the Lease Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor Trust, the Agent Certificate Holder and the Administrative Agent certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the Lessee and is in effect.

                                   ARTICLE XIV

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

        Section 14.1. Risk of Loss, Damage or Destruction. At all times (x) during the Basic Lease Term for each Property and (y) subject to Section 5.4 of the Construction Agency Agreement and to the extent arising from acts or omissions of the Lessee while located on, in possession of (whether directly or through its sublessees), controlling or acting or failing to act with respect to, the applicable Property or arising from fraud, misapplication of funds, illegal acts or illegal omissions or willful misconduct of the Lessee, during the Interim Lease Term for each Uncompleted Property, the Lessee bears all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to such Property or any part thereof, however caused or occasioned, such risk to be borne by the Lessee from the Acquisition Date for such Property and continuing until such Property has been returned to the Lessor in accordance with the provisions of this Master Lease and the Construction Agency Agreement or has been purchased by the Lessee or another Person in accordance with the provisions of this Master Lease and the Construction Agency Agreement. The Lessee agrees that no occurrence specified in the preceding sentencing shall impair, in whole or in part, any obligation of the Lessee under this Master Lease, including the obligation to pay Rent.

     Section 14.2. Casualty and Condemnation. (a) Insurance Proceeds and Condemnation Awards.

                (i) Interim Lease Term. Subject to the provisions of this
Article XIV, (x) if all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty during the Interim Lease Term for such Property, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Administrative Agent (as assignee of the Lessors), or if received by the Lessee, shall be paid over to the Administrative Agent, to be applied by the Administrative Agent as set forth in Section 3.4(b) of the Construction Agency Agreement, and (y) if the use, access, occupancy, easement rights or title to any Property or any part thereof is the subject of a Condemnation during the Interim Lease Term for such Property, then any award or compensation relating thereto shall be paid to the Administrative Agent (as assignee of the Lessors) or if received by the Lessee, shall be paid over to the Administrative Agent, to be applied by the Administrative Agent as set forth in
Section 3.5(b) of the Construction Agency Agreement.

                (ii) Basic Lease Term. Subject to the provisions of this Article XIV, (x) if all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty during the Basic Lease Term for such Property, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by Administrative Agent or any Participant, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of the affected Property, and (y) if the use, access, occupancy, easement rights or title to any Property or any part thereof is the subject of a Condemnation during the Basic Lease Term for such Property, then any award or compensation relating thereto shall be paid to the Lessee ; provided, however, that, in each case, if (A) any Lease Event of Default shall have occurred and be continuing or
(B) such Casualty or Condemnation is an Event of Loss, then such award, compensation or insurance proceeds shall be paid directly to the Administrative Agent (as assignee of the Certificate Holders) or, if received by the Lessee, shall be held in trust for the Participants and shall be paid over by the Lessee to the Administrative Agent to be distributed by the Administrative Agent as follows: in the case of a Lease Event of Default, such amounts shall be distributed in accordance with the Participation Agreement, and in the case of an Event of Loss, such amounts shall be applied in the Agent Lessor's and the Administrative Agent's reasonable discretion to the restoration of such Property or toward the payment of the applicable Property Cost of the affected Property on the applicable Partial Termination Date in accordance with Section 15.1.

         (b) Participation in Proceedings During Basic Lease Term. The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any Casualty or Condemnation with respect to any Completed Property and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Certificate Holders and the Lenders shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Certificate Holders and the Lessee agree that this Master Lease shall control the rights of the Certificate Holders and the Lessee in and to any such award, compensation or insurance payment.

         (c) Notices of Casualty or Condemnation. If the Agent Certificate Holder or the Lessee shall receive notice of a Casualty with respect to any Property for which the reasonable anticipated cost of restoration equals or exceeds ten percent (10%) of the Property Cost of such Property or of an actual, pending or threatened Condemnation of any Property or any material interest therein, the Agent Certificate Holder or the Lessee, as the case may be, shall give notice thereof to the other and to the Lenders, the Certificate Holders and the Administrative Agent promptly after the receipt of such notice.

         (d) Repair. (i) If this Master Lease shall continue in full force and effect following (1) a Casualty or Condemnation affecting any Property during the Interim Lease Term therefor which arises from the fraud, misapplication of funds, illegal acts or willful misconduct of the Lessee or (2) a Casualty or Condemnation affecting any Property which occurs at any time during the Basic Lease Term thereof, then in each case the Lessee shall, at its sole cost and expense (utilizing insurance proceeds and condemnation awards as contemplated hereby and by Sections 3.4(b) and 3.5(b) of the Construction Agency Agreement; provided, however, that, if any award, compensation or insurance payment is not sufficient to restore such Property in accordance with this clause (d), the Lessee shall pay the shortfall), promptly and diligently repair any damage to such Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 8.3, 9.1 and 10.1 using the Plans and Specifications for such Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting such Property and all Applicable Law) so as to restore such Property to at least the same or similar condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modifications as the Lessee may elect in accordance with Section 10.1. In such event, title to such Property shall remain with the Lessor Trust subject to the terms of this Master Lease. Upon completion of such restoration, the

Lessee shall furnish to the Administrative Agent a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

                (ii) If a Casualty or Condemnation (other than a Casualty or Condemnation which arises from the fraud, misapplication of funds, illegal acts or willful misconduct of the Lessee (which Casualty or Condemnation shall be governed by clause (i) above)) occurs with respect to any Property during the Interim Lease Term therefor, then, so long as the Agent Certificate Holder shall not have delivered a Partial Termination Notice with respect thereto, the Lessee shall use commercially reasonable efforts to complete construction of such Property according to the Plans and Specifications therefor as modified to reflect the effects of such Casualty or Condemnation, but shall not be required to expend its own funds for such purpose; provided, that if the Administrative Agent shall have disbursed any funds to the Construction Agent for the repair or restoration of the applicable Property pursuant to Section 3.4(b) or 3.5(b) of the Construction Agency Agreement, such funds shall be applied by the Lessee and Construction Agent solely to the repair or restoration of the applicable Property in accordance with the Construction Agency Agreement.

         (e) Obligations Continue. In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XX.

         (f) Excess Casualty/Condemnation Proceeds. Any Excess
Casualty/Condemnation Proceeds received by the Certificate Holders or the Lenders in respect of a Casualty or Condemnation shall be turned over to the Lessee.

        Section 14.3. Environmental Matters. Promptly upon the Lessee's obtaining knowledge of the existence of an Environmental Violation with respect to any Property, the Lessee shall notify the Lessor Trust, the Agent Certificate Holder and the Administrative Agent in writing of such Environmental Violation. If the Agent Certificate Holder elects not to terminate this Master Lease with respect to the Property pursuant to Section 15.1, at such Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 8.3; provided that if Lessee is not a potentially responsible party with respect to such Environmental Violation or is one of several potentially responsible parties with respect to such Environmental Violation, and provided that a delay in the response, clean up, remedial or other action necessary to remove or clean up or remediate the Environmental Violation will not materially interfere with the continued productive use and operation or remarketing of the Property, Lessee may delay such activities during the pendency of any actions that are brought to determine the parties responsible for such Environmental Violation. The Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Certificate Holders a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Laws. Each such Environmental Violation shall be remedied prior to the Expiration Date unless the relevant Property has been purchased by the Lessee in accordance with
Section 18.1 or 18.2. Nothing in this Article XIV shall reduce or limit the

Lessee's obligations under Section 13.1, 13.2 or 13.3 of the Participation Agreement.

        Section 14.4. Notice of Environmental Matters. Promptly, but in any event within sixty (60) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Agent Certificate Holder and the Administrative Agent written notice of any notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Agent Certificate Holder and the Administrative Agent, within sixty (60) Business Days of receipt, copies of all written communications with the Governmental Authority relating to any Environmental Violation in connection with any Property. The Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by any Participant. In the event that the Lessor Trust or the Agent Certificate Holder receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Property, the Lessor Trust or, as the case may be, the Agent Certificate Holder shall promptly give notice thereof to the Lessee.

                                   ARTICLE XV

                              TERMINATION OF LEASE

     Section 15.1. Partial Termination Upon Certain Events. If any of the following occurs with respect to any Property (any such Property, an "Affected Property"): (a) an Event of Loss occurs; or

         (b) an Environmental Violation occurs or is discovered the cost of remediation of which would exceed $2,000,000; and the Agent Certificate Holder (at the direction of the Required Participants) shall have given written notice (a "Partial Termination Notice") to the Lessee that, as a consequence of such event, (x) the Lease Supplement relating to such Property is to be terminated and (y) this Master Lease is to be terminated with respect to such Property, then:

                   (1) in the case of an Event of Loss which occurs during the Basic Lease Term for the Affected Property, or in the case of an event described in clause (b) above occurring at any time during the Lease Term, or in the case of an Event of Loss occurring during the Interim Lease Term of the Affected Property due to fraud, misapplication of funds, illegal acts or illegal omissions or willful misconduct of the Lessee, the Lessee shall be obligated , on the next occurring Scheduled Payment Date (but in any event not later than the Expiration Date), to pay to the Administrative Agent (as assignee of the Certificate Holders and Lenders) an amount equal to the sum of (x) the Property Cost of the Affected Property on such date plus (y) all accrued and unpaid Basic Rent due and owing on such date plus (z) all Supplemental Rent due and owing on such date, and the Agent Certificate Holder shall, as set forth in Section 15.2, transfer to the Lessee on such date of payment all of the interest of the Certificate Holders in the Affected Property;

                   (2) in the case of an Event of Loss which occurs during the Interim Lease Term for the Affected Property (other than an Event of Loss described in clause (1) above) which arises from the fraud, misapplication of funds, illegal acts, illegal omissions or willful misconduct of the Lessee while located on, in possession of, controlling, or acting or failing to act with respect to the Affected Property, the Lessee shall pay to the Administrative Agent (as assignee of the Certificate Holders and Lenders), on the next occurring Scheduled Payment Date, (but in any event not later than the Expiration
         Date), an amount equal the sum of (x) all accrued and unpaid Basic Rent due and owing on such date and (y) all Supplemental Rent due and owing on such date plus, at the Lessee's option, either (i) the Property Cost of the Affected Property on such date (in which case the Agent Certificate Holder shall, as set forth in Section 15.2, transfer or cause to be transferred to the Lessee on such date all of the interest of the Lessor Trust and Certificate Holders in the Affected Property) (any such payment of Property Cost, an "Event of Loss Purchase") or
         (ii) an amount equal to the Construction Recourse Amount for the Affected Property on such date plus the Land Shortfall Amount for such Affected Property, if applicable (any such payment of the Construction Recourse Amount and, if applicable, Land Shortfall Amount, an "Event of Loss Return"); and

                   (3) in the case of an Event of Loss which occurs during the Interim Lease Term for the Affected Property (other than an Event of Loss described in clause (1) or (2) above), the Lessee shall pay to the Administrative Agent (as assignee of the Certificate Holders and Lenders), on the next occurring Scheduled Payment Date (but in any event not later than the Expiration Date), an amount equal to the sum of (x) all accrued and unpaid Basic Rent due and owing on such date plus (y) all Supplemental Rent due and owing on such date, plus, at the Lessee's option, either (i) the Property Cost of the Affected Property on such date (in which case the Agent Certificate Holder shall, as set forth in Section 15.2, transfer or cause to be transferred to the Lessee on such date all of the interest of the Lessor Trust and Certificate Holders in the Affected Property (any such payment of Property Cost, also an "Event of Loss Purchase"), or (ii) no additional amounts (other than the amounts described in (x) and (y)) (any such payment that does not include payment of Property Cost, also, an "Event of Loss Return").

        Section 15.2. Partial Termination Procedures. On the date of the payment by the Lessee of all amounts required to be paid under Section 15.1, in accordance with the procedures set forth in Section 15.1 (such date, the "Partial Termination Date"), this Master Lease shall terminate with respect to such Affected Property and, if applicable, the Construction Agency Agreement Supplement relating to such Affected Property shall terminate, and the Lessee and the Agent Certificate Holder shall take the following actions:

         (a) Purchase. In the circumstances described in clause (1) of Section 15.1, or in the circumstances described as an Event of Loss Purchase in clause
(2) or (3) of Section 15.1, the Agent Certificate Holder shall take the following actions in respect of the applicable Affected Property upon the Administrative Agent's receipt of all amounts due with respect to such Affected Property and all other amounts then due in accordance with Section 15.1:

                   (i) the Agent Certificate Holder shall cause the Lessor Trust to execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense: (x) a grant deed with respect to each such Property (or, if such Property is covered by a ground lease, a quitclaim deed with respect to the Improvements located on such Property together with a termination of the ground lease relating to such Property), (y) a bill of sale with respect to the interest of the Lessors in any items of personalty or Equipment on such Property (if any) and (z) an assignment of the entire interest of the Lessor Trust in each such Property (which shall include an assignment of all of the right, title and interest of the Lessor Trust in and to any Net Proceeds and insurance proceeds with respect to each such Property not previously received by the Lessor Trust or Certificate Holders), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Lessor Mortgage and any Lessor Liens attributable to the Lessor Trust or Certificate Holders;

               (ii) each such Property shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition; and

               (iii) in the case of a termination in connection with an Event of Loss, the Agent Certificate Holder shall cause the Lessor Trust or Certificate Holders to convey to the Lessee any Net Proceeds and insurance proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Master Lease with respect to such Property theretofore received by the Agent Certificate Holder or at the request of the Lessee, such amounts shall be applied against sums due hereunder.

         (b) Return. In the circumstances described as an Event of Loss Return in clause (2) or (3) of Section 15.1, the Lessee shall at its own cost and expense, do each of the following:

               (i) the Lessee shall, on or prior to the Partial Termination Date, execute and deliver to the Lessor Trust (or to the Agent Certificate Holder's designee) (A) a grant deed with respect to its interest in the Affected Property (B) a bill of sale with respect to its interest in all personalty and Equipment (if any) included in the Affected Property and (C) an assignment of the Lessee's entire interest in the Affected Property (which shall include an assignment of all of the Lessee's right, title and interest in and to all awards, compensation and insurance proceeds payable in connection with the applicable Event of Loss and an assignment of leases of the Affected Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Lessee except those Permitted Property Liens referenced in clauses
          (i), (vii), (ix) and (x) of the definition thereof;

               (ii) the Lessee shall, on the Partial Termination Date, pay over to the Administrative Agent (as assignee of the Certificate Holders) all awards, compensation and insurance proceeds previously received by the Lessee in connection with the applicable Event of Loss;

                 (iii) the Lessee shall, on or prior to the Partial Termination Date, execute and deliver to the Administrative Agent and the title insurance company an affidavit as to the absence of any Liens (other than Lessor Liens, Permitted Property Liens referenced in clauses (i),
         (vii), (ix) and (x) of the definition thereof and the liens of the Lessor Mortgages), and shall execute and deliver to the Administrative Agent a statement of termination of this Master Lease to the extent relating to the Affected Property;

                  (iv) the Lessee shall, on or prior to the Partial Termination Date, vacate the Affected Property and transfer possession of the Affected Property to the Lessor Trust or any Person designated by the Agent Certificate Holder, in each case by surrendering the same into the possession of the Agent Certificate Holder or such Person, as the case may be, in the condition required by the Return Conditions and in compliance with all Applicable Law and Insurance Requirements; and


                   (v) on or prior to the Partial Termination Date, the Lessee shall deliver to the Agent Certificate Holder or any Person designated by the Agent Certificate Holder copies of all books and records regarding the maintenance of, and the Lessee's interest in, the Affected Property, a current copy of the Plans and Specifications therefor and an assignment of all assignable licenses necessary for the operation and maintenance of the Affected Property. The Lessee shall, for a period of up to one year after the applicable Partial Termination Date, cooperate reasonably with the Agent Certificate Holder and/or any Person designated by the Agent Certificate Holder to receive the Affected Property, which cooperation shall include seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.


                                   ARTICLE XVI


                                EVENTS OF DEFAULT

        Section 16.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

               (a) the Lessee shall fail to make payment of any Basic Rent upon the same becoming due and payable (provided, Administrative Agent has delivered the notice as to Basic Rent due pursuant to Section 4.1(a) of the Participation Agreement) and such failure shall continue unremedied for a period of three (3) Business Days after Lessee's receipt of notice thereof from Administrative Agent or Lessor Trust; or the Lessee shall fail to make payment upon the same becoming due and payable of the Lease Balance, Purchase Option Price, Loan Balance, Certificate Holder Balance, Property Balance, Property Cost, Construction Recourse Amount or Maximum Recourse Amount including, without limitation, amounts due pursuant to Sections 15.1, 15.2, 18.1, 18.2, 18.3 or 20.2 hereof or Article V of the Construction Agency Agreement; or

               (b) the Lessee shall fail to make payment of any Supplemental Rent (other than as specified in clause (a) above) due and payable within three (3) Business Days after receipt of notice thereof from the party to whom Lessee is obligated to pay such Supplemental Rent; or

               (c) the Lessee  shall fail to maintain  insurance  as required by
          Article XIII of this Master Lease or the Guarantor shall fail to observe or perform any covenant set forth in Sections 10.1(h), (i),
          (j), (k) and (l) and 10.2(b) and (c) of the  Participation  Agreement;
          or

               (d) Lessee or Guarantor shall fail to observe or perform any term, covenant or condition applicable to it under any Operative Document to which it is a party (other than those described in Section 16.1(a), (b) or (c) hereof) and such failure shall not be remedied within thirty (30) days after any Responsible Officer obtaining actual knowledge of such failure or, if such default cannot reasonably be cured within such thirty (30) days period, Lessee or the Guarantor shall have failed to commence the cure of such default within such thirty (30) day period and diligently pursue such cure thereafter and in any event shall have failed to cure such default within ninety (90) days after such notice; or

               (e) Lessee shall fail to observe or perform any term, covenant or condition applicable to it under Article XX of this Agreement; or

               (f) any representation or warranty made or deemed made by Lessee or the Guarantor in any Operative Document to which it is a party or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Operative Document shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made and such misrepresentation or breach of warranty shall have continued unremedied for thirty (30) days after written notice thereof has been given to the Lessee or the Guarantor or by any Participant or, if such misrepresentation or breach cannot reasonably be remedied within such thirty (30) day period, Lessee or the Guarantor shall have failed to commence the cure of such default within such thirty (30) days period and diligently pursue such cure thereafter and in any event shall have failed to cure such default within ninety (90) days after such notice; or

               (g) (i) a Construction Agency Agreement Event of Default arising as a result of misapplication of funds by the Construction Agent or the fraudulent or illegal acts or fraudulent or illegal omissions or willful misconduct of the Construction Agent shall have occurred and be continuing, or (ii) a Construction Agency Agreement Event of Default arising under Section 5.1(a) or 5.1(c) of the Construction Agency Agreement shall have occurred and be continuing; or

               (h) (i) the Lessee, the Guarantor or any Subsidiary thereof defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest under the Credit Agreements beyond any period of grace provided with respect thereto, or (ii) the

          Guarantor or any Subsidiary fails to perform or observe any other agreement, term or condition contained in the Credit Agreements, provided that the aggregate amount of all obligations in clauses (i) and (ii) above as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration shall occur and be continuing exceeds $5,000,000; provided that no such event or condition which is a result of or caused by (y) Sections 10.4(d), 10.9, 10.10, 13.3 or 13.10 of the Bank of America Credit Agreement, Section 5.01(d) of the Rabo Credit Agreement, Sections 5.4 or 6.1(f) of the 1998 Private Placement or Sections 9.3 or 11(f) of the 2000 Private Placement, or (z) a subjective standard or a determination that a material adverse effect has occurred, shall cause an Event of Default hereunder; or

               (i) (i) the Guarantor or the Lessee or a Material Subsidiary thereof shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Guarantor or the Lessee shall make a general assignment for the benefit of its creditors; or (ii)
          there shall be commenced against the Guarantor or the Lessee, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Guarantor or the Lessee any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Guarantor or the Lessee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii) or
          (iii) above; or (v) the Guarantor or the Lessee shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

               (j) any Operative Document or any Lien granted under any Operative Document shall, in whole or in material part, terminate, cease to be effective against, or (other than as expressly provided therein) cease to be the legal, valid, binding and enforceable obligation of the Guarantor or the Lessee party thereto; or

               (k) the Guarantor or the Lessee shall directly or indirectly contest the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document; or the Guarantor shall repudiate, or purport to discontinue or terminate, the Guaranty; or the Guaranty shall cease to be a legal, valid and binding obligation of the Guarantor or cease to be in full force and effect; or

               (l) any ground lease comprising all or part of a Property is amended, supplemental, modified or changed in any material manner without the prior written consent of Administrative Agent and Agent Certificate Holder or a default occurs under any such ground lease or any such ground lease is terminated without the prior written consent of Administrative Agent and Agent Certificate Holder; or

               (m) a final judgment of a court of competent jurisdiction in an amount in excess of $5,000,000 is rendered against Lessee, the Guarantor or any Subsidiary and, within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged.

     Section 16.2. Remedies. Subject to Section 16.5 hereof, upon the occurrence of any Lease Event of Default and at any time thereafter, the Agent Certificate Holder (on behalf of the Lessor Trust) may, so long as such Lease Event of Default is continuing, do one or more of the following (and in such order) as the Agent Certificate Holder in its sole discretion shall determine, without limiting any other right or remedy either the Lessor Trust or the Agent Certificate Holder (on behalf of the Lessor Trust) may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase all of the Properties as set forth in Section 18.3):

               (a) The Agent Certificate Holder (on behalf of the Lessor Trust) may (i) declare the entire outstanding Lease Balance to be due and payable together with accrued unpaid Rent and any other amounts payable under the Operative Documents, (ii) declare the Commitments to be terminated, whereupon the same shall be of no further force or effect; provided that upon a Lease Event of Default set forth in
          Section 16.1(i) the Commitments shall automatically terminate,  and/or
          (iii) make demand upon the Lessee and/or the Guarantor;

               (b) The Agent Certificate Holder (on behalf of the Lessor Trust) may (or may cause the Lessor Trust to), by notice to the Lessee, rescind or terminate this Master Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of any Property (or any portion thereof) by the Agent Certificate Holder (or its agents) will be construed as an election on either the Lessor Trust's or the Agent Certificate Holder's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Agent Certificate Holder (on behalf of the Lessor Trust) may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default, and (iii) no act or thing done by either the Lessor Trust or the Agent Certificate Holder or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Agent Certificate Holder (on behalf of the Lessor Trust);

               (c) The Agent Certificate  Holder (on behalf of the Lessor Trust)
          may (or may cause the Lessor Trust to) (i) demand that the Lessee, and the Lessee shall upon the written demand of the Agent Certificate Holder, return all of the Properties promptly to the Lessor Trust in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if the Properties were being returned at the end of the Lease Term, and neither the Lessor Trust, nor the Agent Certificate Holder nor any Certificate Holder shall be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith, and (ii) without prejudice to any other remedy which the Certificate Holders may have for possession of the Properties, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Properties or any part thereof and expel or remove the Lessee and any other Person who may be occupying any Property, by summary proceedings or otherwise, all without liability to either the Lessor Trust or the Agent Certificate Holder for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the other damages of the Certificate Holders, the Lessee shall be responsible for all costs and expenses incurred by the Lessor Trust, the Agent Certificate Holder, the Administrative Agent, the
          Certificate Holders and/or the Lenders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by any such party;

               (d) As more fully set forth in Section 16.4 hereof and in the Lease Supplement (and consistent with the intent of the parties as detailed in Article XXV hereof), the Agent Certificate Holder (on behalf of the Lessor Trust) may (or may cause Lessor Trust to) exercise all remedies available to a beneficiary or trustee under law or equity, including, to the extent permitted by law, the right to sell all or any part of the Properties at public or private sale, as the Agent Certificate Holder may determine. In connection with any sale or sales hereunder, Lessor Trust may elect to treat any of the Properties which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9501 or any other applicable section of the California Commercial Code. Where the Property consists of real and personal property or fixtures whether or not such personal property is located on or within the real property, Lessor Trust may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law. Without limiting the generality of the foregoing, Lessor Trust may, in its sole and absolute discretion and without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9501(4)(a) of the California Commercial Code; and if Lessor Trust elects to proceed in the manner permitted under Section 9501(4)(a)(ii) of the California Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Lessor Trust, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property. Where the Property consists of real property and personal property, any reinstatement of the obligation secured hereby, following default and an election by Lessor Trust to accelerate the maturity of said obligation, which is made by Lessee or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall not, in accordance with the terms of California Commercial Code Section 9501(4)(c)(iii), prohibit Lessor Trust from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceedings held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement. Any sums paid to Lessor Trust in effecting any reinstatement pursuant to
          Section 2924c of the California Civil Code shall be applied to the secured obligation and to Lessor Trust's and Trustee's reasonable costs and expenses in the manner required by Section 2924c. Should Lessor Trust elect to sell any portion of the Property which is real property or which is personal property or fixtures that Lessor Trust has elected under Section 9501(4)(a)(ii) of the California Commercial Code to sell together with real property in accordance with the laws governing a sale of real property, Lessor Trust or Trustee shall give such notice of default and election to sell as may then be required by law. Any requirement of the California Commercial Code for reasonable notification shall be met by mailing written notice to Lessee at its address above set forth at least 10 days prior to the sale or other event for which such notice is required;

                   (e) The Agent Certificate Holder (on behalf of the Lessor Trust) may (or may cause Lessor Trust to), at its option, elect not to terminate this Master Lease and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Lessor Trust (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of the Agent Certificate Holder (on behalf of the Lessor Trust), upon any abandonment of the Property by the Lessee or re-entry of same by the Agent Certificate Holder (on behalf of the Lessor Trust) or the Lessor Trust, the Agent Certificate Holder (on behalf of the Lessor Trust) or the Lessor Trust may, in its sole and absolute discretion, elect not to terminate this Master Lease and may make the necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a long term extending beyond the Lease Term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as the Agent Certificate Holder in its reasonable discretion may deem advisable; and upon each such reletting, all rentals actually received by the Agent Certificate Holder from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in the manner provided in Section 7.6(a) or (c), as applicable, of the Participation Agreement. If such rentals received from such reletting during any period are less than the Rent to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Agent Certificate Holder, to the Administrative Agent on the next Scheduled Payment Date;

               (f) Unless all of the Property has been sold in its entirety, the Agent Certificate Holder (on behalf of the Lessor Trust) may (or may cause Lessor Trust to), whether or not the Agent Certificate Holder or the Lessor Trust shall have exercised or shall thereafter at any time exercise any of its rights under clause (c), (d) or (e) of this
          Section 16.2 with respect to all of the Property or any portions thereof, demand, by written notice to the Lessee specifying a date not earlier than twenty (20) days after the date of such notice, that the Lessee purchase, on the date specified in such notice, all of the Property in accordance with the provisions of Article XXI and Section 18.2;

               (g) The Agent Certificate Holder (on behalf of the Lessor Trust) may (or may cause Lessor Trust to) exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Agent Certificate Holder's or Lessor Trust's rights to collect any such damages for any subsequent period(s), or the Agent Certificate Holder may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

               (h) The Agent Certificate Holder (or, as the case may be, the Lessor Trust at the Agent Certificate Holder's direction) may retain and apply against the Lease Balance all sums which the Agent Certificate Holder (or, as the case may be, the Lessor Trust) would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease; or

               (i) The Agent Certificate Holder (or, as the case may be, the Lessor Trust at the Agent Certificate Holder's direction), to the extent permitted by Applicable Law, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of any part of the Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receivers shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Agent Certificate Holder (or, as the case may be, the Lessor Trust) in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Property unless such receivership is sooner terminated.

         The Agent Certificate Holder (or, as the case may be, the Lessor Trust at the Agent Certificate Holder's direction) shall be entitled (or may cause the Lessor Trust) to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect the Agent Certificate Holder's (or, as the case may be, the Lessor Trust's) right to realize upon or enforce any other security now or hereafter held by the Agent Certificate Holder (or may cause the Lessor Trust), it being agreed that the Agent Certificate Holder shall be entitled to enforce this instrument and any other security now or hereafter held by the Agent Certificate Holder in such order and manner as the Certificate Holder may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Agent Certificate Holder (or, as the case may be, the Lessor Trust) is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Agent Certificate Holder (or, as the case may be, the Lessor Trust) or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent Certificate Holder. In no event shall the Agent Certificate Holder (or, as the case may be, the Lessor Trust), in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor Trust, or the appointment of a receiver and the entry of such receiver onto all or any part of the Properties), be deemed a "mortgagee in possession," and neither the Agent Certificate Holder nor the Lessor Trust shall in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         If, pursuant to the exercise by the Agent Certificate Holder (or, as the case may be, the Lessor Trust) of its remedies pursuant to this Section 16.2, the Lease Balance and all other amounts due and owing from the Lessee under this Master Lease and the other Operative Documents have been paid in full, then the Agent Certificate Holder (or, as the case may be, the Lessor Trust) shall remit to the Lessee any excess amounts received by the Agent Certificate Holder (or, as the case may be, the Lessor Trust).

         If requested by the Agent Certificate Holder in connection with the exercise of its remedies pursuant to this Section 16.2, the Lessee hereby agrees to enter into an operating agreement and in connection therewith to serve as the operator of the Properties; such agreement to be on market terms established in good faith and reasonably acceptable to the Agent Certificate Holder.

        Section 16.3. Waiver of Certain Rights. (a) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Property or any interest therein, (b) if this Master Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (i) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (ii) any right of redemption, re-entry or repossession;
(iii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Agent Certificate Holder (or, as the case may be, the Lessor Trust) with respect to the election of remedies; and
(iv) any other rights which might otherwise limit or modify any of the Agent Certificate Holder's (or, as the case may be, the Lessor Trust's) rights or remedies under this Article XVI.

        Section 16.4. Deed of Trust Remedies. Without limiting any other remedies set forth in this Master Lease, and also, without limiting the generality of Article XXV hereof, the Trustee (for the benefit and at the direction of the Lessor Trust) Agent Certificate Holder (or, as the case may be, the Lessor Trust at the Agent Certificate Holder's direction) may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or (to the extent permitted by law) for the sale of the Property, pursuant to a power of sale, or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in aid of the execution of any power granted herein, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The Trustee and Lessor Trust shall have all rights available to a trustee or beneficiary under the laws of the state where the relevant Property is located, including, without limitation, all rights granted a trustee or beneficiary under the laws of the State of California, including, without limitation, all rights granted a trustee or beneficiary under Sections 725a and 726 of the California Code of Civil Procedure (each such statute, as amended, is hereinafter referred to as a "Deed of Trust Laws"). In the event that any provisions of this Master Lease shall be inconsistent with any Deed of Trust Laws, the provisions of such Deed of Trust Laws shall take precedence over such provision of this Master Lease, but shall not invalidate or render unenforceable any other provision of this Master Lease that can be construed in a manner consistent with such Deed of Trust Laws. If any provision of this Master Lease shall grant the Trustee or the Lessor Trust any rights or remedies upon default of the Lessee which are more limited than the rights that would otherwise be vested in the Lessor Trust under such Deed of Trust Laws in the absence of such provision, the Trustee and Lessor Trust shall be vested with the rights granted in such Deed of Trust Laws to the full extent permitted by law. Lessee agrees that the agreements of Lessee herein contained shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purpose of any suit brought under this subparagraph, Lessee hereby waives, to the fullest extent permitted by law, the defense of laches and any applicable statute of limitations. In the event of foreclosure, Lessee authorizes and empowers Trustee or Lessor Trust to effect insurance upon the Property in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor, to cancel any or all existing insurance policies.

        Section 16.5. Limitation on Recourse With Respect to Uncompleted Properties and in Connection with Limited Recourse Defaults. Notwithstanding any provision to the contrary contained in this Master Lease or any other Operative Document, with respect to Uncompleted Properties and with respect to Limited Recourse Defaults the maximum amount payable by the Lessee on a recourse basis (excluding any amounts which the Administrative Agent or Agent Certificate Holder may receive upon a sale or reletting of the Properties) under this
Article XVI and Section 18.3 shall be limited as follows: (a) amounts payable with respect to each Uncompleted Property shall be limited as set forth in
Section 5.4 of the Construction Agency Agreement and (b) amounts payable with respect to each Completed Property as the result of a Limited Recourse Default shall be limited to the aggregate Maximum Recourse Amounts for such Completed Property plus the aggregate amount of Certificate Holder Amounts that are allocable to Qualified Land constituting part of such Completed Property plus all accrued and unpaid Rent (including Supplemental Rent, if any) which has accrued prior to or as of the date of payment by Lessee; provided, however, that the foregoing shall not limit or otherwise affect any payments or amounts payable by the Lessee with respect to any indemnity under any Operative Document or with respect to any damages incurred by any Agent or any Participant as a result of the Lessee's failure to return the applicable Property or Properties as required under this Section 16.4 and Section 16.5. In connection with any Construction Return or upon the occurrence of any Limited Recourse Default, the Lessee shall convey to the Agent Lessor all of its interest in (x) in the case of a Construction Return, the applicable Uncompleted Property or Uncompleted Properties or (y) in the case of a Limited Recourse Default, all of the Completed Properties, in each case on the date specified by the Agent Lessor (such date, the "Return Date") in compliance with the provisions of Section 16.6.

        Section 16.6. Conveyance Upon Construction Return or Limited Recourse Default. If the Lessee is required to return an Uncompleted Property pursuant to
Section 5.3(b)(ii) of the Construction Agency Agreement or if a Limited Recourse Default shall have occurred and be continuing, the Lessee shall, in addition to making the payments required pursuant to Section 5.4 of the Construction Agency Agreement (in the case of a Construction Return) or pursuant to Section 16.4 hereof (in the case of a conveyance in connection with a Limited Recourse Default), do each of the following:

               (a) on or prior to the Return Date, execute and deliver to the Agent Certificate Holder (or to the Agent Certificate Holder's designee) (A) grant deeds with respect to its interest in all of the applicable Properties, (B) bills of sale with respect to its interest in all personalty and Equipment (if any) included in the applicable Properties and (C) an assignment of the Lessee's entire interest in all of the applicable Properties (which shall include an assignment of all of the Lessee's right, title and interest in and to all awards, compensation and insurance proceeds payable in connection with any Casualty or Condemnation affecting the applicable Properties and an assignment of leases of the applicable Properties), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Lessee excluding Permitted Property Liens referenced in clauses (i), (vii), (ix) and (x) of the definition thereof;

               (b) execute and deliver to the Agent Certificate Holder and the other Certificate Holders a statement of termination of this Master Lease to the extent relating to the applicable Properties; and

               (c) on the Return Date, transfer possession of all of the Properties to the independent purchaser(s) thereof, or, if all of the Properties have not been sold on or prior to the Return Date, to the Certificate Holders or any Person designated by the Agent Certificate Holder, by surrendering the same into the possession of such independent purchaser(s), the Agent Certificate Holder or such Person, as the case may be.


                                  ARTICLE XVII


                    AGENT CERTIFICATE HOLDER'S RIGHT TO CURE

        Section 17.1. The Agent Certificate Holder's Right to Cure the Lessee's Lease Defaults. The Agent Certificate Holder, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Agent Certificate Holder, shall be paid by the Lessee to the Agent Certificate Holder as Supplemental Rent.


                                  ARTICLE XVIII


                               PURCHASE PROVISIONS

        Section 18.1. Purchase of the Property. Subject to the conditions contained herein, and without limitation of the Lessee's purchase obligation pursuant to Section 18.2 or 18.3, the Lessee shall have the irrevocable option on any Business Day to purchase any or all of the Properties subject to this Master Lease (the "Purchase Option") at a price equal to the aggregate Property Balances of the relevant Properties on the date of such purchase (the "Purchase Option Price"). The Lessee's exercise of its option pursuant to this Section
18.1 shall be subject to the following conditions:

               (i) the Lessee shall have delivered a Purchase Notice to the Agent Certificate Holder and the Administrative Agent not less than thirty (30) days prior to such purchase, specifying the date of such purchase;

               (ii) the Lessee shall not have delivered (or, if delivered, shall not have failed to rescind) a written notice of the Lessee's exercise of the Remarketing Option pursuant to Section 20.1(a);

               (iii) if the purchase is of less then all Properties, no Lease Event of Default shall have occurred and then be continuing; and

               (iv) the lessee may not exercise its Purchase Option with respect to any Property unless the Lessee purchases all of the Properties or the Required Participants shall have consented to the exercise of such purchase Option with respect to less than all of the Properties, which consent shall not be unreasonably withheld.

         If the Lessee exercises its option pursuant to this Section 18.1 then, upon the Administrative Agent's receipt of all amounts due in connection therewith, the Agent Certificate Holder shall cause Lessor Trust to transfer to the Lessee or its designees all of the Lessor Trust's right, title and interest in and to the Property in accordance with the procedures set forth in Section 21.1(a), such transfer to be effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Agent Certificate Holder and the Administrative Agent not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Guarantor or the Lessee to be released, fully or partially, from any of their obligations under this Master Lease, including, without limitation, the obligation to pay to the Agent Certificate Holder the Lease Balance on the date specified in the Purchase Notice.

        Section 18.2. Expiration Date Purchase Obligation. Unless (a) the Lessee shall have properly exercised its option pursuant to Section 18.1 and purchased all of the Properties pursuant thereto, or (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the requirements of Article XX and the Lessor Trust shall have sold its interests in all of the Properties pursuant thereto, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of
Section 21.1(a), the Lessee (or its designee) shall purchase from the Lessor Trust, and the Lessor Trust shall convey to the Lessee (or its designee), on the Expiration Date all of the interest of the Lessor Trust in all of the Properties for an amount equal to the Lease Balance. The Lessee may designate, in a notice given to the Lessor Trust, the Agent Certificate Holder and the Administrative Agent not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Master Lease, including, without limitation, the obligation to pay the Agent Certificate Holder (on behalf of the Lessor Trust) the Lease Balance on such Expiration Date.

        Section 18.3. Acceleration of Purchase Obligation The Lessee shall be obligated to purchase for an amount equal to the Lease Balance all of the interest of the Lessor Trust in all of the Properties (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 18.1) automatically and without notice upon the occurrence of any Lease Event of Default described in clause (i) of Section 16.1. Any purchase under this Section 18.3 shall be in accordance with the procedures set forth in Section 21.1(a).


                                   ARTICLE XIX


                          EXTENSION OF EXPIRATION DATE

     Section 19.1. Extension of Expiration Date. The Lessee may extend the Expiration Date subject to, and in accordance with, the terms and conditions of
Section 11.1 of the Participation Agreement.


                                   ARTICLE XX


                               REMARKETING OPTION

     Section 20.1. Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1 and Section 20.2 (collectively, the "Return Conditions"), the Lessee shall have the option (the "Remarketing Option") to remarket and complete the sale of all of the Properties for the Lessor Trust.

         The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions and the provisions of Section 20.2 as to each of the Properties as of the dates set forth below.

     (a) Unless a longer period is called for pursuant to any Requirement of Law, on the date not later than three hundred sixty-five (365) days prior to the Expiration Date, the Lessee shall give to the Agent Certificate Holder and the Administrative Agent written notice of the Lessee's exercise of the Remarketing Option.

     (b) Not later than one hundred and twenty (120) days prior to the Expiration Date, the Lessee shall deliver to the Agent Certificate Holder an Environmental Audit for each Property. Such Environmental Audit shall be prepared by an environmental consultant selected by the Agent Certificate Holder in the Agent Certificate Holder's discretion and shall contain conclusions satisfactory to the Agent Certificate Holder as to the environmental status of each Property. If any such Environmental Audit indicates any exceptions calling for a Phase Two environmental assessment, the Lessee shall have also delivered prior to the Expiration Date a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law.

     (c) On the date of the Lessee's notice to the Agent Certificate Holder of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and, thereafter, no Lease Event of Default or Lease Default shall occur.

     (d) The Completion Date shall have occurred with respect to each Property prior to the Lessee's delivery of notice of its intention to exercise the Remarketing Option, and each parcel of Land subject to any ground lease shall be a separate tax lot.

     (e) The Lessee shall have substantially completed all Modifications, restoration and rebuilding of the relevant Properties pursuant to Sections 10.1 and 14.1 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to such Sections, in each case prior to the date on which the Agent Certificate Holder receives the Lessee's notice of the Lessee's intention to exercise the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. Lessee shall not have been excused pursuant to
Section 12.1 from complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the Expiration Date. Any Permitted Property Liens (other than Lessor Liens) on any Property that were contested by Lessee shall have been removed and the Agent Certificate Holder shall have received evidence satisfactory to it that all Liens (other than Lessor Liens and uncontested Permitted Property Liens of the type described in clauses (i), (vii), (ix) and (x) of the definition thereof) have been removed.

        Section 20.2. Procedures During Remarketing. (a) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor Trust, use its best efforts to sell the interest of the Lessor Trust in the Properties and will attempt to obtain the highest purchase price therefor and for not less than the

Fair Market Sales Value. The Lessee will be responsible for hiring brokers and making the Property available for inspection by prospective purchasers. Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to any Property by the Agent Certificate Holder, any Participant and any potential purchasers, and the Lessee shall otherwise do all things necessary to sell and deliver possession of the Properties to any purchaser. All such marketing of the Properties shall be at the Lessee's sole expense.

     (b) The Lessee shall use best efforts to procure written bids from one or more bona fide prospective purchasers. No such purchaser shall be the Guarantor or any Affiliate thereof. The written offer must specify the Expiration Date as the closing date. The Agent Certificate Holder and each Certificate Holder shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.

     (c) The Lessee shall submit all bids to the Agent Certificate Holder promptly upon receipt, and the Agent Certificate Holder and each Certificate Holder will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Agent Certificate Holder. The determination of the highest bid shall be made by the Agent Certificate Holder prior to the end of the Marketing Period, but in any event, the Agent Certificate Holder shall have no obligation to approve any bid for any Property unless each highest bid for a Property equals or exceeds the Property Cost for such Property plus all Permitted Sales Costs therefor. All bids shall be on an all-cash basis.

     (d) In connection with any such sale of any Property, the Lessee will provide to the purchaser all customary "seller's" indemnities (including, without limitation, an environmental indemnity to the extent the same are required by the purchaser) and representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of such Property. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of each of the Properties. As to the Agent Certificate Holder, the Lessor Trust, and the Certificate Holders, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor Trust, the Agent Certificate Holder or any other Certificate Holder other than the absence of Lessor Liens attributable to the Lessor Trust or such Certificate Holder. Any agreement as to such sale shall be made subject to the rights of the Certificate Holders hereunder.

     (e) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Properties, whether incurred by the Certificate Holders or the Lessee, including, without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the reasonable attorneys' fees of the Lessor Trust, the Agent Certificate Holder, the Certificate Holders, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes; provided, however, that upon consummation of the sales (if any) of the Properties during the Marketing Period and the Agent Certificate Holder's receipt of the Gross Remarketing Proceeds and all other amounts due under this Master Lease and the other Operative Documents, the Lessor Agent shall apply such Gross Remarketing Proceeds, first, to payment of the Permitted Sales Costs in accordance with Section 20.1(h).

     (f) Lessee shall pay to the Administrative Agent on or prior to the Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Maximum Recourse Amount for such Property plus the aggregate amount of Loans and Certificate Holder Amounts that are allocable to Qualified Land plus all accrued and unpaid Rent (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.

     (g) Lessee shall pay to the Administrative Agent on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to Section
13.2 of the Participation Agreement.

     (h) The sale of the Properties shall be consummated on the Expiration Date and the gross proceeds (the "Gross Remarketing Proceeds") of the sale of the Properties (less any marketing, closing or other costs, prorations or commissions incurred by the Certificate Holders or the Agent Certificate Holder) shall be paid directly to the Administrative Agent. If any such sales of Properties are consummated during the Marketing Period, then, upon the Administrative Agent's timely receipt of the Gross Remarketing Proceeds thereof and all other amounts due to the Administrative Agent and Agent Certificate Holder and the Participants under this Master Lease and the other Operative Documents (including all amounts due pursuant to clause (f) above and Article XIII of the Participation Agreement), the Administrative Agent shall apply such Gross Remarketing Proceeds, first, to the payment of Permitted Sales Costs, second to the payment of the Loans in excess of the Maximum Recourse Amount and third to the Agent Certificate Holder for payment to the Certificate Holders. On an individual Property basis, if, the Gross Remarketing Proceeds from such sale (if any) of a Property exceeds the sum of (i) the aggregate Property Balance for such Property being sold as of such date minus the Maximum Recourse Amount, Loan and Qualified Land amounts and other amounts paid to Administrative Agent pursuant to clause (f) above for such Property plus (ii) all Permitted Sales Costs with respect to such Property, then the excess shall be paid to the Lessee on the Expiration Date.

     (i) Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor Trust or any Participant in connection with any proposed sale of any Property.

     (j) During the Marketing Period, the obligation of the Lessee to pay Rent (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Lease Balance and all other amounts due to the Participants under the Operative Documents to which Lessee is a party.

     Section 20.3. Remedies for Failed Remarketing. If the Lessee effectively elects the Remarketing Option and each of the conditions and requirements in Sections 20.1 and 20.2 shall have been satisfied, but nevertheless the Lessee is unable to obtain bids satisfactory to the Certificate Holders, and the sale of the Properties is not consummated prior to the end of the Marketing Period, the

Agent Certificate Holder shall by written notice to the Lessee choose one or both of the following remedies (which election may be changed at any time):

               (a) Continue Remarketing Efforts. At the request of the Agent Certificate Holder, the Lessee shall continue to market the Properties on behalf of the Lessor Trust for up to an additional six (6) months and at the sole cost and expense of Lessee, and during such extended marketing period continue to comply with the requirements of Articles IX, X, XI, XIII, XIV and XX at Lessee's sole cost and expense. The Agent Certificate Holder shall by written notice to the Lessee indicate the duration of such extended marketing period (the last day of such period, the "Extended Expiration Date"), and the Agent Certificate Holder (on behalf of the Lessor Trust) shall have the option to accelerate or shorten such Extended Expiration Date at any time.

               (b) Return. Demand that the Property be returned to the Lessor Trust, whereupon the Lessee shall do each of the following at its own cost and expense:

                    (i) execute  and deliver to the Lessor  Trust and the Lessor
               Trust's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens of the type described in clause (i), (vii), (viii) or (x) of the definition thereof), and shall execute and deliver to the Lessor Trust, the Agent Certificate Holder and the other Certificate Holders a statement of termination of this Master Lease to the extent relating to the Property;

                    (ii) transfer possession of the Property to the Lessor Trust or any Person designated by the Agent Certificate Holder, by surrendering the same into the possession of the Lessor Trust or such Person, as the case may be, in the condition required by this Master Lease and in compliance with Applicable Law; and

                    (iii) cooperate fully with the Agent Certificate Holder, the other Certificate Holders and/or any Person designated by the Agent Certificate Holder to receive the Property, which cooperation shall include: if requested by the Agent Certificate Holder, the applicable Lessee hereby agrees to enter into an operating agreement and in connection therewith to serve as the operator of the relevant Property; such agreement to be on market terms established in good faith and reasonably acceptable to the Agent Certificate Holder, providing copies of all books and records regarding the maintenance and ownership of the Property and all non-proprietary data and technical information relating thereto, providing a current copy of the applicable Plans and Specifications, to the extent permitted by any Requirement of Law, granting or assigning all assignable licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

        Section 20.4. No Sale of Property. If the Lessee effectively elects the Remarketing Option and each of the conditions and requirements in Sections 20.1 and 20.2 shall have been satisfied, but nevertheless the Lessee is unable to obtain a bid at least equal to the Certificate Holder Balance during the Remarketing Period or any extension thereof pursuant to Section 20.3(a) and the Property is not sold (due either to the Agent Certificate Holder's rejection of any bids or the failure to obtain any bids), there shall not be deemed to be a Lease Event of Default by virtue of such failure to sell the Properties and the Lessee shall only be obligated to make the payments referred to in Sections 20.2(e), (f) and (g) hereof.


                                   ARTICLE XXI


             PROCEDURES RELATING TO PURCHASE OR REMARKETING OPTIONS

        Section 21.1. Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance upon Remarketing; Conveyance upon Certain Other Events. (a) In connection with any termination of this Master Lease with respect to any Property pursuant to the terms of Article XV, in connection with the Lessee's purchase of any Property in accordance with Section 18.1 hereof or
Section 5.3(b)(i) of the Construction Agency Agreement or in connection with the Lessee's Expiration Date Purchase Obligation or obligations under Section 16.2(f) or 18.3, then, upon the date on which this Master Lease is to terminate with respect to the relevant Property and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(f), 18.1, 18.2 or 18.3, as applicable:

                    (i) the Agent  Certificate  Holder  shall  execute (or cause
               Lessor Trust to execute) and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense: (x) a grant deed with respect to the relevant Property, (y) an assignment of the entire interest of the Lessor Trust in the relevant Property (which shall include an assignment of all of the right, title and interest of the Lessor Trust (or, as the case may be, the Agent Certificate Holder or the Administrative Agent) in and to any Net Proceeds with respect to the relevant Property not previously received by the Lessor Trust (or, as the case may be, the Agent Certificate Holder or the Administrative Agent) and an assignment of leases of the relevant Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Lessor Mortgage and any Lessor Liens and
               (z) a bill of sale with respect to the interest of the Lessor Trust in the Equipment or such Property (if any);

                    (ii) such  Property  shall be conveyed to the Lessee (or its designee) "AS IS" and in its then present physical condition; and

                    (iii) the Lessor  Trust shall  execute and deliver to Lessee
               (or its designee) and the Lessee's title insurance company an affidavit as to the Lessor Trust's title and Lessor Liens attributable to it and shall execute and deliver to the Lessee a statement of termination of this Master Lease to the extent this Master Lease relates to such Property.

     (b) If the Lessee  properly  exercises the  Remarketing  Option pursuant to
Article XX and a satisfactory purchaser is located, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of all of the Property to the independent purchaser thereof, by surrendering the same into the possession of such purchaser, free and clear of all Liens other than Lessor Liens and the lien of the Lessor Mortgage, in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted, and in compliance with Applicable Law. The Lessee shall cooperate with the Lessor Trust, the Agent Certificate Holder, the other Certificate Holders and the independent purchaser(s) of all of the Property in order to facilitate the purchase by such purchaser of all of the Property, which cooperation shall include the following, all of which the Lessee shall do (or cause to be done) on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of all of the Property and all non-proprietary data and technical information relating thereto; providing a current copy of the Plans and Specifications for all of the Property; to the extent permitted by any Requirement of Law, granting or assigning all licenses necessary for the operation and maintenance of all of the Property; and cooperating in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease. The Lessor Trust, the Agent Certificate Holder and the Certificate Holders agree to cooperate and execute such documents as are necessary to facilitate the foregoing.


                                  ARTICLE XXII


                              ESTOPPEL CERTIFICATES

     Section 22.1. Estoppel Certificates. At any time and from time to time upon not less than twenty (20) Business Days' prior request by the Agent Certificate Holder or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by an individual having the office of vice president, director or higher in the Certifying Party certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder and, if so, the nature of such alleged default; and such other matters under this Master Lease as the Requesting Party may reasonably request.

     Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any affiliate thereof).

                                  ARTICLE XXIII


                             ACCEPTANCE OF SURRENDER

     Section 23.1. Acceptance of Surrender. No surrender to the Lessor Trust, the Agent Certificate Holder or any Certificate Holder of this Master Lease or of all or any of the Properties or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Agent Certificate Holder and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Administrative Agent, and no act by the Lessor Trust, the Agent Certificate Holder or any Certificate Holder or any Lender or any representative or agent of any Certificate Holder or any Lender, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                  ARTICLE XXIV


                               NO MERGER OF TITLE

     Section 24.1. No Merger of Title. There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate, (b) the fee estate or ground leasehold estate in any Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in any Certificate Holder.


                                   ARTICLE XXV


                              INTENT OF THE PARTIES

     Section 25.1. Ownership of the Property. (a) The parties hereto intend that
(i) for financial accounting purposes with respect to the Lessee, the Lessor Trust will be treated as the owner and lessor of an undivided interest in each Property and the Lessee will be treated as the lessee of the Property leased by it hereunder and (ii) for federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Certificate Holders and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Certificate Holder Amounts and the outstanding principal amount of the Loans, which loans are secured by the Property and (C) the Lessee will be treated as the owner of each Property and will be entitled to all tax benefits ordinarily available to an owner of properties like each Property for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that none of the Administrative Agent, the Agent Certificate Holder, the Arranger or any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto will not take any position inconsistent with the intentions expressed herein.

     (b) It is the intent of the parties hereto that this Lease grants a security interest and mortgage, as the case may be, on each Property to the Lessor Trust for the benefit of the Agent Certificate Holder, and the other Participants to secure the performance of the Lessee under and payment of all amounts under the Lease and the other Operative Documents all as more specifically set forth in Section 5 of each Lease Supplement.


                                  ARTICLE XXVI


                                  MISCELLANEOUS

     Section 26.1. Severability; Perpetuities; Etc. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Master Lease, including any right or option described in Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Master Lease.

     Section 26.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the parties hereto.

     Section 26.3. No Waiver. No failure by Lessor Trust, the Agent Certificate Holder, the Administrative Agent, any Participant, or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

     Section 26.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of,
Section 15.3 of the Participation Agreement.

     Section 26.5. Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 26.6. Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 26.7. Counterparts. This Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 26.8. GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS (EXCEPT AS OTHERWISE SET FORTH IN THE LEASE SUPPLEMENT WITH RESPECT TO THE CREATION AND PERFECTION OF THE LIENS AND SECURITY INTERESTS IN EACH PROPERTY AND THE RIGHTS AND REMEDIES OF THE LESSOR TRUST AND THE PARTICIPANTS WITH RESPECT TO EACH PROPERTY).

     Section 26.9. Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of Harris Trust and Savings Bank, as Administrative Agent for the Lenders therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     Section 26.10. Time of Essence. With respect to each of the Lessee's obligations and the Lessee's obligations hereunder, time is of the essence, and each such party hereby acknowledges and confirms the foregoing.

     Section 26.11. Ground Lease. Lessee represents that with respect to any Property that is subject to a ground lease, the copy of the ground lease heretofore furnished to Lessor is true and correct and has not been amended, modified or terminated in any respect (except for amendments and modifications embodied in written instruments heretofore delivered to Lessor), that no event has occurred and no condition exists which would be a ground for the cancellation or termination of the ground lease, that the ground lease is valid, subsisting and in full force and effect and is subject to no prior liens or encumbrances whatsoever other than Permitted Property Liens. Lessee agrees that it will observe, comply with and be bound by each and all of the terms, covenants and agreements imposed on it by any such ground lease.

     Section 26.12. Acceptance of Trust, Notice of Indemnification. Trustee accepts this Deed of Trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, cost, liability and expense.

     Section 26.13. Powers of Trustee. At any time or from time to time upon written request of Beneficiary and the presentation of this Deed of Trust and the Notes and without affecting the personal liability of any person for payment of any indebtedness hereby secured or performance of the obligation hereby secured, Trustee may, without liability therefor and without notice: reconvey all or any part of the Property consent to the making of any map or plat thereof; join with Lessee in granting any easement thereon; join with Lessee in any declaration of covenants and restrictions; or join with Lessee in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Lessor Trust may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Lessor Trust may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said rights and remedies. Lessee shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trusts created hereunder, including reasonable attorneys' fees.

     Section 26.14. Reconveyance. Upon Lessor Trust's written request, and upon surrender to Trustee of this Deed of Trust and the Notes for cancellation and retention upon payment of its fees, Trustee shall reconvey, without warranty, any Property or that portion thereof then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may described the grantee as "the person or persons legally entitled thereto". Neither Lessor Trust nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When all of the Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of all of the Property to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

     Section 26.15. No Liability on Trustee or Lessor Trust. Notwithstanding anything contained herein, this Deed of Trust is only intended as security for the indebtedness hereby secured, and Trustee and Lessor Trust shall not be obligated to perform or discharge, and do not hereby undertake to perform or discharge, any obligation, duty or liability of Lessee with respect to any Property. Except for their gross negligence or willful and wanton misconduct, no liability shall be enforced or asserted against Trustee or Lessor Trust in their exercise of the powers herein respectively granted to them, and Lessee expressly waives and releases any such liability. Lessee shall and does hereby agree to indemnify and hold Trustee and Lessor Trust harmless of and from any and all liability, loss or damage which any of them may or might incur under or by reason of the exercise of their respective rights hereunder and of and from any and all claims and demands whatsoever which may be asserted against any of them by reason of any alleged obligations or undertakings on any of their parts to perform or discharge any of the terms, covenants or agreements of Lessee contained herein or with respect to any Property, except in the case of actions by Trustee or Lessor Trust that constitute gross negligence or willful misconduct. Neither Trustee nor Lessor Trust shall have responsibility for the control, care, management or repair of the Property, nor shall they be responsible or liable for any negligence in the management, operation, upkeep, repair or control of any Property resulting in loss or injury or death to any licensee, employee, tenant or stranger. Without limiting the foregoing, neither Trustee nor Lessor Trust shall be responsible for any recitals herein or for insuring any Property, or for the recording, filing or refiling of this Deed of Trust; nor shall Trustee or Lessor Trust be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Lessee contained herein.

     Section 26.16. Moneys Received by Trustee. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys, except to the extent required by law, and Trustee shall be under no liability for interest on any moneys received by it hereunder.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Master Lease to be duly executed and delivered as of the date first above written.

                             R.M.E., INC., as Lessee



                             By
                               Name
                               Its



                             LODI 2000 DISTRIBUTION TRUST, as Lessor
                               Trust

                               By:     FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but solely as Owner Trustee


                                       By___________________________________
                                         Name:
                                         Title:

         THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART, Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

                             HARRIS TRUST AND SAVINGS BANK, as
                              Administrative Agent for the Lenders



                             By
                              Name
                              Its

THIS INSTRUMENT PREPARED BY,
RECORDING REQUESTED BY AND
AFTER RECORDING RETURN TO:


S. TODD CUBBAGE
CHAPMAN AND CUTLER
111 WEST MONROE STREET
CHICAGO, ILLINOIS  60603


                         SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------

NOTICE: THIS INSTRUMENT SECURES FUTURE ADVANCES UNDER A CREDIT FACILITY IN THE AGGREGATE AMOUNT OF $__________, THE PRIORITY OF WHICH DATE TO THE RECORDING DATE HEREOF.


NOTICE: THE OBLIGATION THE PERFORMANCE OF WHICH IS SECURED BY THIS DEED OF TRUST PROVIDES FOR A VARIABLE INTEREST RATE.

                                                                    EXHIBIT A-1
                                                                TO MASTER LEASE
                                                   (CALIFORNIA LEASE SUPPLEMENT)


                           LEASE SUPPLEMENT NO. ____(1)
                        (Memorandum of Lease Supplement,
           Memorandum of Master Lease and Construction Deed of Trust,
              Fixture Filing and Memorandum of Option to Purchase)

         THIS LEASE SUPPLEMENT NO. _______ (Memorandum of Lease Supplement, Memorandum of Master Lease and Construction Deed of Trust, Fixture Filing and Memorandum of Option to Purchase) (this "Lease Supplement") dated as of ___________, 20__, between R.M.E., INC., a California corporation, having its principal office at 7801 St. Helena Highway, Oakville, California 94562, as the Lessee, LODI 2000 DISTRIBUTION TRUST, a grantor trust, having its principal office at c/o First Security Bank, National Association, Attention: Corporate Trust Administration as the Lessor Trust (the "Lessor Trust"), having its principal office at 79 South Main Street, 3rd Floor, Salt Lake City, Utah 84111-1921 and ________ Title Insurance Company, a ________ ("Trustee), having its principle office at ________ as trustee, for the benefit of Lessor Trust, as trustee, for the benefit of Agent Certificate Holder.

ATTENTION OF RECORDING OFFICERS: Certain of the Property is or will become "fixtures" (as that term is defined in the California Commercial Code) on the real estate described in Schedule I attached hereto and this instrument, upon being filed for record in the real estate records, shall operate also as a financing statement upon such of the Property which is or may become fixtures. The Lessee has an interest of record in the Property. This instrument is to be recorded in, among other places, the real estate records of the county in which such property is located.


(1) The Lease Supplement must be customized in cases where the Land will be leased rather than held in fee by the Agent Lessor.

                                   WITNESSETH:

         WHEREAS, the Lessor Trust [is the record owner of] [has a leasehold interest in] the land described on Schedule I attached hereto (the "Subject Land") together with all Improvements which hereafter may be constructed on the Subject Land (the "Subject Improvements" and, together with the Subject Land, the "Subject Property");

         WHEREAS, the Lessor Trust desires to lease the Subject Property to the Lessee and the Lessee wishes to lease the Subject Property from the Lessor Trust;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Lease Supplement, as follows:

          1. Certain Terms. Capitalized terms used but not otherwise defined in this Lease Supplement have the meanings specified in Appendix A to the Participation Agreement dated as of July 14, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), and the rules of interpretation specified in Appendix A to the Participation Agreement shall apply to this Lease Supplement.

          2. Nature of Transaction. (a) The parties intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor Trust will be treated as the [owner and lessor] [lessee and sublessor] of an undivided interest in the respective Properties and the Lessee will be treated as the [lessee] [sublessee] of such Properties and (ii) for federal, state and local income tax purposes, state real estate and commercial law purposes and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement,
(B) the Certificate Holders and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Certificate Holder Amounts and the outstanding principal amount of the Loans, which loans are secured by such Properties and (C) the Lessee will be treated as the [owner] [sublessee] of such Properties and will be entitled to all tax benefits ordinarily available to an [owner] [sublessee] of properties like such Properties for such tax purposes.

         (b) It is the intent of the parties hereto that this Lease Supplement grants a security interest and deed of trust, as the case may be, on the Subject Property to the Trustee for the benefit of the Agent Certificate Holder, the Certificate Holders and the Lenders to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

          3. Subject Property; Memorandum of Lease; Fixed Rent. (a) Attached hereto as Schedule I is the description of the Subject Land. Attached hereto as

Schedule II is the description of all Improvements located on the Subject Land as of the date hereof. Attached hereto as Schedule III is a description of all Equipment constituting a portion of the Improvements for which Fixed Rent payments will be required. Effective upon the execution and delivery of this Lease Supplement by the Lessor Trust and the Lessee, the Subject Property shall be subject to the terms and provisions of the Master Lease. The Master Lease is incorporated by reference herein as if set forth herein in its entirety. Subject to the terms and conditions of the Master Lease, the Lessor Trust hereby leases the Subject Property to the Lessee for the Lease Term (as defined below) of this Lease Supplement, and the Lessee hereby agrees with the Lessor Trust, expressly for the direct benefit of the Certificate Holders, to lease the Subject Property from the Lessor Trust for the Lease Term. The Master Lease is dated as of July 14, 2000 and is by and between the Trustee, the Lessor Trust and the Lessee.

         (b) Lessee agrees that Fixed Rent, if any, will be paid on the dates and in the amounts set forth on Schedule III attached hereto.

          4. Lease Term; Option to Purchase. The term of this Lease Supplement (the "Lease Term") shall begin on the date hereof and shall end on July 18, 2005 (as the same may be extended by the terms of the Participation Agreement, the "Expiration Date"). The Lessee may elect to extend the Lease Term for one (1) additional period of one (1) year (such additional year a "Renewal Term") pursuant to Section 11.1(a) of the Participation Agreement. The election to extend the Lease Term for the one (1) year period must be made not earlier than one (1) year after the Completion Date (as defined in the Participation Agreement) and not later than July 18, 2004. For and in consideration of good and valuable consideration paid by the Lessee to the Administrative Agent as described in the Master Lease, the Lessor Trust hereby grants to the Lessee the right to purchase the Subject Property during the Lease Term of this Lease Supplement on the terms and subject to the conditions (including, without limitation, payment of the Property Balance thereof) set forth in Sections 15.3 and 18.1 of the Master Lease.

          5. Liens and Security Interests. (a) Specifically, without limiting the generality of Section 2, the Lessor Trust, the Agent Certificate Holder and the Lessee intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, any Certificate Holder, any Lender or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lenders and the Certificate Holders as unrelated third party lenders to the Lessee secured by respective Properties (it being understood that the Lessee hereby deeds and warrants and grants a security interest in the Subject Property (consisting of a fee deed of trust or leasehold deed of trust with respect to the Subject Property) to the Trustee for the benefit of the Agent Certificate Holder, the Certificate Holders and the Lenders to secure all Certificate Holder Amounts and Loans advanced by the Participants for the acquisition of the respective Properties and construction of the Improvements thereon, together with Yield or interest, as applicable, thereon, and all other amounts payable under the Operative Documents in connection therewith, effective on the date hereof).

         (b) Specifically, but without limiting the generality of Section 2, the Lessor Trust, the Agent Certificate Holder and the Lessee further intend and agree that, for the purpose of securing the obligation of the Lessee for the repayment of the above-described loans from the Certificate Holders and the

Lenders to the Lessee, (i) the Master Lease and Lease Supplements shall also be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the California Commercial Code and a real property mortgage or deed of trust; (ii) the conveyance provided for hereby and in Article II of the Master Lease shall be deemed to be a grant by the Lessee to the Beneficiary of a security interest in all of the right, title and interest of the Lessee in and to the Subject Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (it being understood that the Lessee hereby deeds and warrants and grants a security interest in the Subject Property Beneficiary to secure all Loans and Certificate Holder Amounts advanced by the Participants for the acquisition of such Properties and construction of Improvements thereon (the principal amount of which shall not exceed in the aggregate $17,000,000 outstanding at any given time), together with Yield or interest thereon, and all other amounts payable under the Operative Documents in connection therewith) and
(iii) the possession by the Lessor Trust or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Commercial Code. The Lessor Trust and the Lessee shall, to the extent consistent with the Master Lease and Lease Supplements, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease was deemed to create a security interest in the Properties in accordance with this Section, such security interest would be deemed to be a perfected security interest (subject only to Permitted Property Liens) and will be maintained as such throughout the Lease Term.

         (c) Specifically, but without limiting the foregoing or the generality of Section 2, Lessee, as Trustor, hereby grants to the Trustee in trust, with power of sale, for the benefit of Beneficiary, all of Lessee's right, title, and interest in and to the following (collectively, the "Mortgaged Property") set forth in clauses (i) through (x) below and grants to the Beneficiary a security interest in all of Lessee's right, title and interest in and to the following set forth in clauses (x) and (xi) below: (i) the Subject Property and Appurtenant Rights relating thereto and all proceeds, both cash and noncash thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, including without limitation the stock in any water company providing water for irrigation of the Subject Property, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Subject Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Subject Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Lessee; (iii) all right, title and interest of Lessee in all furnishings, furniture, fixtures, machinery, apparatus, Equipment, fittings, appliances, building supplies and materials, vehicles (excluding Lessee's personal automobiles), chattels, goods, consumer goods, farm products, warranties, chattel paper, documents, accounts, general intangibles, and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible, now heretofore or hereafter acquired with any proceeds of the Subject Obligations and now, heretofore or hereafter (A) arising out of or related to the ownership of the Subject Property, or (B) located in, on or about the Subject Property, or (C) used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Subject Property; (iv) all right, title and interest of Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Subject Property or any portion thereof and providing for or resulting in the payment of money to Lessee for the use of the Subject Property or any portion thereof, whether the user enjoys the Subject Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "Subject Leases") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Lessee of, in and to the same; provided, however, that Lessee shall have a revocable license to collect and apply such rental payments and revenues as provided in the Master Lease and the other Operative Documents; (v) to the extent transferable under any Requirement of Law, all right, title and interest of Lessee in, to and under all management contracts, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Subject Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "Subject Contracts"); (vi) all right, title and interest of Lessee in any insurance policies or binders now or hereafter relating to the Subject Property, including any unearned premiums thereon, as further provided in the Master Lease; (vii) all right, title and interest of Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Subject Property by reason of casualty, condemnation or otherwise as further provided in the Master Lease; (viii) [intentionally omitted]; (ix) [intentionally omitted]; (x) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and
(xi) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all inventory, chattel paper, documents, instruments, Equipment, fixtures, farm products, consumer goods, general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the Indebtedness and Subject Obligations herein described, a portion of the above described collateral being located upon the Subject Land.

          6. Remedies. Without limiting any other remedies set forth herein, in the event that a court of competent jurisdiction rules that each of the Master Lease and this Lease Supplement constitutes a deed of trust or other secured financing with respect to the Subject Property as is the intent of the parties pursuant to Article XXV of the Master Lease, then the Lessor Trust and the Lessee agree that upon a Lessee Event of Default, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for the sale and of written notice of default and of election to cause to be sold the Subject Property which notice

Trustee shall cause to be filed for record to the extent required by law. Beneficiary also shall deposit with Trustee the Lease Supplement and all documents evidencing the Lease Balance and expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Lessee, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Lessee, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale. Lessee shall have all rights available to a Trustor under the laws of the jurisdiction in which the Subject Property is located except to the extent waived in the Operative Documents. Lessee agrees that the agreements of Lessee herein contained shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purpose of any suit brought under this subparagraph, Lessee hereby waives the defense of laches and any applicable statute of limitations.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply to proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto. In the event of foreclosure, Lessee authorizes and empowers Trustee or Beneficiary to effect insurance upon the Subject Property in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor, to cancel any or all existing insurance policies. In connection with any sale or sales hereunder, Beneficiary may elect to treat to the fullest extent permitted by law any of the Subject Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9501 or any other applicable section of the California Commercial Code. Where the Subject Property consists of real and personal property or fixtures whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law. Without limiting the generality of the foregoing, Beneficiary may, in its sole and absolute discretion and without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9501(4)(a) of the California Commercial Code; and if Beneficiary elects to proceed in the manner permitted under Section 9501(4)(a)(ii) of the California Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property. Where the Subject Property consists of real property and personal property, any reinstatement of the obligation secured hereby, following default and an election by Beneficiary to accelerate the maturity of said obligation, which is made by Beneficiary or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall not, in accordance with the terms of California Commercial Code Section 9501(4)(c)(iii), prohibit Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceedings held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement. Any sums paid to Beneficiary in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the secured obligation and to Beneficiary's and Trustee's reasonable costs and expenses in the manner required by Section 2924c. Should Beneficiary elect to sell any portion of the Subject Property which is real property or which is personal property or fixtures that Beneficiary has elected under
Section 9501(4)(a)(ii) of the California Commercial Code to sell together with real property in accordance with the laws governing a sale of real property, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Any requirement of the California Commercial Code for reasonable notification shall be met by mailing written notice to Lessee at its address above set forth at least 10 days prior to the sale or other event for which such notice is required. Notwithstanding anything to the contrary in this Lease Supplement, Lessee, in accordance with the applicable laws of the State of California and applicable provisions of the California Rules of Procedure, or of any other general or local law or rules or regulations of the State of California relating to deeds of trust does hereby declare and assent to the passage of a decree to sell the Subject Property by the equity court having jurisdiction for the sale thereof and the Trustee appointed by such decree of court shall have, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth. This assent to decree shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full.

          7. Non-Responsibility. Nothing contained in this Lease Supplement shall be construed as constituting the consent or request of the Lessor Trust, the Agent Certificate Holder, any Certificate Holder, the Administrative Agent, or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR TRUST NOR THE ADMINISTRATIVE AGENT NOR THE AGENT CERTIFICATE HOLDER NOR ANY CERTIFICATE HOLDER NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR TRUST, THE ADMINISTRATIVE AGENT, THE AGENT CERTIFICATE HOLDER, ANY CERTIFICATE HOLDER OR ANY LENDER IN AND TO THE PROPERTY.

          8. Ratification. The terms and provisions of the Master Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Master Lease and the terms of this Lease Supplement, the terms of the Master Lease shall control.

          9. GOVERNING LAW. THE MASTER LEASE AND THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT WITH RESPECT TO THE CREATION AND PERFECTION OF THE LIEN CREATED BY THIS LEASE SUPPLEMENT AND THE RIGHTS AND REMEDIES OF THE LESSOR TRUST AND/OR THE ADMINISTRATIVE AGENT AS PROVIDED HEREIN SHALL BE GOVERNED AND CONSTRUED BY THE LAWS OF THE STATE OR COMMONWEALTH IN WHICH THE SUBJECT PROPERTY IS LOCATED WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          10. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          11. Future Advances. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to Section 5 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances of up to Seventeen Million Dollars ($17,000,000) made pursuant to or as provided in the Master Lease, for the matters described in
Section 5, whether such advances are obligatory or to be made at the option of the Participants, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Nothing contained herein shall be deemed an obligation to make future advances to the Lessee.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease Supplement as of the date first above written.

                                LESSEE:

                                ROBERT MONDAVI PROPERTIES, INC., a
                                  California corporation



                                By
                                  Name:
                                  Title:
                                 Address:



                                LESSOR TRUST:



                                LODI 2000 DISTRIBUTION TRUST, a grantor
                                  trust, as Lessor Trust

                                    By:     FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee



                                               By_______________________________
                                                    Name:
                                                    Title:

STATE OF CALIFORNIA                         )
                                            ) SS.:
COUNTY OF _____________                     )



         On __________________, before me, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature _________________________




                     (This area for official notarial seal)____________________

STATE OF UTAH                               )
                                            ) SS.:
COUNTY OF _____________                     )



         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________, the _______________ of First Security Bank, National Association, a national banking association, as trustee of LODI 2000 DISTRIBUTION TRUST, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this _____ day of _________, 2000.




[NOTARIAL SEAL]
                                                       Notary Public


                                           -------------------------------------
                                                   (TYPE OR PRINT NAME)


(SEAL)


Commission Expires:


--------------------

STATE OF CALIFORNIA                         )
                                            ) SS.:
COUNTY OF _____________                     )



         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________, _______________ of
_______________, Title Insurance Company, a ___________ corporation, as Trustee of the _________________, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ___________________, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said trust for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this _____ day of ___________, 2000.




[NOTARIAL SEAL]
                                                       Notary Public


                                           -------------------------------------
                                                   (TYPE OR PRINT NAME)


(SEAL)


Commission Expires:


--------------------

                                                                 SCHEDULE I
                                                TO LEASE SUPPLEMENT NO. ___


                        LEGAL DESCRIPTION OF SUBJECT LAND

                                                                 SCHEDULE II
                                                TO LEASE SUPPLEMENT NO. ___


                   DESCRIPTION OF IMPROVEMENTS ON SUBJECT LAND

                                                                 SCHEDULE III
                                                TO LEASE SUPPLEMENT NO. ____


                       DESCRIPTION OF EQUIPMENT REQUIRING
                             FIXED RENT PAYMENTS AND
                               FIXED RENT PAYMENTS


-----------------------------------------------------------------------------------------------------------
                                                                AMOUNT APPLIED TO
        FIXED RENT                AMOUNT APPLIED                CERTIFICATE HOLDER
       PAYMENT DATE                  TO LOANS                        AMOUNTS                         TOTAL
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------

================================================================================


                                 TRUST AGREEMENT




                            Dated as of July 14, 2000


                                     Between


                          HARRIS TRUST AND SAVINGS BANK
                           as Agent Certificate Holder



                                       and


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                as Owner Trustee






                          LODI 2000 DISTRIBUTION TRUST



================================================================================





                                      -ii-
                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE

Parties...........................................................................................................1

ARTICLE I                  DEFINITIONS............................................................................1


ARTICLE II                 AUTHORITY; DECLARATION OF TRUST........................................................1

       Section 2.1.        Creation of Trust......................................................................1
       Section 2.2.        Declaration of Trust...................................................................2
       Section 2.3.        Limitation of Lessor Trust Activities..................................................2
       Section 2.4.        Authorization to the Owner Trustee.....................................................2

ARTICLE III                DISTRIBUTIONS AND PAYMENTS.............................................................3

       Section 3.1.        Payments to the Administrative Agent...................................................3
       Section 3.2.        Certain Distributions to the Certificate Holders.......................................3
       Section 3.3.        Excepted Property......................................................................3
       Section 3.4.        Method of Payment......................................................................3

ARTICLE IV                 CERTAIN DUTIES OF THE OWNER TRUSTEE....................................................3

       Section 4.1.        Notice of Certain Events...............................................................3
       Section 4.2.        Action upon Instructions...............................................................4
       Section 4.3.        Indemnification........................................................................4
       Section 4.4.        No Duties Except as Specified..........................................................4
       Section 4.5.        No Action Except under Specified Agreements or Instructions............................5
       Section 4.6.        Tax Returns; Records...................................................................5
       Section 4.7.        Absence of Certain Duties..............................................................5
       Section 4.8.        Furnishing of Documents................................................................5

ARTICLE V                  THE OWNER TRUSTEE......................................................................6

       Section 5.1.        Acceptance of Trusts and Duties........................................................6
       Section 5.2.        No Representations or Warranties as to Equipment or Documents..........................6
       Section 5.3.        Segregation of Moneys; No Interest.....................................................7
       Section 5.4.        Reliance; Advice of Counsel............................................................7
       Section 5.5.        Not Acting in Individual Capacity......................................................7

ARTICLE VI                 INDEMNIFICATION; COMPENSATION..........................................................8

       Section 6.1.        Indemnification of Trust Company.......................................................8
       Section 6.2.        Expenses...............................................................................8



ARTICLE VII                TERMINATION OF TRUST AGREEMENT.........................................................9

       Section 7.1.        Termination of Trust Agreement.........................................................9
       Section 7.2.        Termination at Option of the Agent Certificate Holder..................................9

ARTICLE VIII               SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES AND SEPARATE OWNER TRUSTEES...............10

       Section 8.1.        Resignation of the Owner Trustee; Appointment of Successor............................10
       Section 8.2.        Additional and Separate Trustees......................................................11

ARTICLE IX                 SUPPLEMENTS AND AMENDMENTS............................................................13

       Section 9.1.        Amendments and Waivers................................................................13

ARTICLE X                  SUPPLEMENTS AND AMENDMENTS............................................................13

       Section 10.1.       Commitments...........................................................................13
       Section 10.2.       Certificates..........................................................................13
       Section 10.3.       Prepayments...........................................................................14
       Section 10.4.       Extension of Maturity Date............................................................14
       Section 10.5.       Advances..............................................................................14
       Section 10.6.       Assignments; Participations...........................................................14

ARTICLE XI                 MISCELLANEOUS.........................................................................14

       Section 11.1.       No Legal Title to Trust Estate in the Agent Certificate Holder........................14
       Section 11.2.       Sale of Property by the Owner Trustee is Binding......................................14
       Section 11.3.       Notices...............................................................................15
       Section 11.4.       Severability..........................................................................15
       Section 11.5.       Separate Counterparts.................................................................15
       Section 11.6.       Successors and Assigns................................................................15
       Section 11.7.       Actions of the Agent Certificate Holder...............................................15
       Section 11.8.       Headings; Table of Contents...........................................................15
       Section 11.9.       Governing Law.........................................................................15
       Section 11.10.      Undivided Interest....................................................................16
       Section 11.11.      Benefit...............................................................................16
       Section 11.12.      Performance by the Agent Certificate Holder...........................................16

Signature........................................................................................................17

ATTACHMENT TO TRUST AGREEMENT:

Exhibit A         --........Form of Certificate

                                      -ii-

                                 TRUST AGREEMENT

         THIS TRUST AGREEMENT is entered into as of July 14, 2000 between HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as the Agent Certificate Holder (the "Agent Certificate Holder"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "Trust Company" and otherwise not in its individual capacity but solely as trustee hereunder, the "Owner Trustee").


                                   WITNESSETH:

         WHEREAS, the Agent Certificate Holder and the Certificate Holders have agreed to acquire the Property and lease the same to the Lessee;

         WHEREAS, it is desired to create, as hereinafter set forth in this Agreement, a trust for the benefit of the Agent Certificate Holder and the Certificate Holders to acquire the Property on behalf of the Agent Certificate Holder and the Certificate Holders, lease the Property to the Lessee, issue the Notes to the Lenders pursuant to the Loan Agreement and issue the Certificates to the Certificate Holders and enter into the Transactions contemplated by the Participation Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Owner Trustee and the Agent Certificate Holder on behalf of the Certificate Holders as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms used but not otherwise defined in this Trust Agreement have the respective meanings specified in Appendix A to the Participation Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among the Lessee and Construction Agent, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger; and the rules of interpretation set forth in such Appendix A shall apply to this Trust Agreement.


                                   ARTICLE II
                         AUTHORITY; DECLARATION OF TRUST

         Section 2.1. Creation of Trust. Upon execution and delivery of this Trust Agreement by the parties hereto, there is hereby created a trust to be known as the "Lodi 2000 Distribution Trust" (the "Lessor Trust"), in which name the Owner Trustee may conduct the activities of the Lessor Trust, make and execute contracts and other instruments on behalf of the Lessor Trust and sue and be sued on behalf of the Lessor Trust.

         Section 2.2. Declaration of Trust. The Owner Trustee hereby declares that as trustee of the Lessor Trust it will hold in the name of the Lessor Trust all estate, right, title and interest of the Lessor Trust in and to the Property and the Operative Documents and any other property received pursuant to the terms of any of the Operative Documents, including without limitation all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind, but specifically excluding Excepted Payments (collectively, the "Trust Estate"), upon the trusts set forth herein and for the use and benefit of the Certificate Holders, subject, however, to the provisions of the Participation Agreement and the Lien created by the Assignment of Lease and Rent.

         Section 2.3. Limitation of Lessor Trust Activities. The Lessor Trust is organized for the sole purpose of entering into the Operative Documents to which it is to be a party and engaging in the activities specifically contemplated thereby. Neither the Lessor Trust nor the Owner Trustee on the Lessor Trust's behalf shall have the power or authority to engage in any business or activity or incur any indebtedness except as specifically contemplated by the Operative Documents.

     Section 2.4. Authorization to the Owner Trustee. The Agent Certificate Holder hereby authorizes and directs the Owner Trustee, as trustee and on behalf of the Lessor Trust, to, and the Owner Trustee agrees for the benefit of the Agent Certificate Holder that it will,

               (a) on the Documentation Date, the Acquisition Date and each Funding Date, execute and deliver the Operative Documents contemplated by the Participation Agreement to be executed and delivered by the Lessor Trust and the Owner Trustee, in the respective forms thereof in which delivered by the Agent Certificate Holder to the Owner Trustee for execution and delivery;

               (b) execute and deliver any other agreement, instrument or certificate contemplated by the Operative Documents as the Agent Certificate Holder from time to time may direct in writing;

               (c) subject to the terms of this Trust Agreement and the other Operative Documents, exercise the rights (upon written instructions received from the Agent Certificate Holder) and perform the duties of the Lessor Trust under each of the documents, agreements, instruments and certificates referred to in clauses (a) and (b) of this Section
          2.4 as set forth in such documents, agreements, instruments and certificates; and

               (d) subject to the terms of this Trust Agreement and the other Operative Documents, take such other action in connection with the foregoing as the Agent Certificate Holder may from time to time direct in writing.

                                   ARTICLE III
                           DISTRIBUTIONS AND PAYMENTS

         Section 3.1. Payments to the Administrative Agent. All Basic Rent, Supplemental Rent, insurance proceeds and requisition or other payments of any kind (other than payments constituting Excepted Payments and other than payments received by the Owner Trustee from the Administrative Agent) for or with respect to the Property shall be payable directly into the Account for distribution by the Administrative Agent in accordance with the provisions of Article VII of the Participation Agreement, and if any such amount or payment is received by the Owner Trustee, such amount or payment upon receipt thereof shall be paid over to the Administrative Agent without deduction, set-off or adjustment of any kind for distribution in accordance with the provisions of Article VII of the Participation Agreement.

         Section 3.2. Certain Distributions to the Certificate Holders. All amounts from time to time distributable by the Administrative Agent to the Certificate Holders pursuant to the terms of the Participation Agreement shall, if paid to the Owner Trustee, be distributed promptly by the Owner Trustee to the applicable Certificate Holder.

         Section 3.3. Excepted Property. Anything in this Trust Agreement to the contrary notwithstanding, any amounts or payments constituting Excepted Payments received by the Owner Trustee shall be paid promptly by the Owner Trustee to the Person to whom such amounts or payments shall be payable pursuant to the terms of the Operative Documents.

         Section 3.4. Method of Payment. All amounts payable pursuant to this Trust Agreement shall be paid by the Owner Trustee in the manner specified in the Participation Agreement.


                                   ARTICLE IV
                       CERTAIN DUTIES OF THE OWNER TRUSTEE


         Section 4.1. Notice of Certain Events. In the event that the Owner Trustee shall have actual knowledge of any Default or Event of Default, the Owner Trustee shall give prompt telephonic notice thereof (promptly confirmed in writing) to the Agent Certificate Holder. Subject to the terms of Section 4.3, the Owner Trustee shall take or refrain from taking such action with respect thereto, not inconsistent with the provisions of the Operative Documents, as the Owner Trustee shall be instructed in writing by the Agent Certificate Holder. For purposes of this Trust Agreement, in the absence of actual knowledge of an officer in the Corporate Trust Administration Department of the Trust Company, the Owner Trustee shall be deemed not to have knowledge of any default of Event of Default unless the Owner Trustee receives written notice thereof.

          Section 4.2. Action upon Instructions. Subject to the terms of Sections 4.1 and 4.3, upon the written instructions at any time and from time to time of the Agent Certificate Holder, the Owner Trustee will take such of the following actions as may be specified in such instructions, not inconsistent with the provisions of the Operative Documents: (a) give such notice or direction or exercise such right, remedy or power under the Operative Documents with respect thereto or to the Property, including, without limitation, the right to transfer, assign or convey the Lessor Trust's interest in the Operative Documents or the Property, or take such other action with respect to the Operative Documents or the Property as shall be specified in such instructions; and (b) subject to the rights of the Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, convey all of the Lessor Trust's right, title and interest in and to the Property to the Agent Certificate Holder or for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions or as may be provided in the Lease, or net lease the Property as designated in such instructions; provided, however, that if such instructions have not been delivered to the Owner Trustee prior to the expiration of one year following such expiration or earlier termination of the Lease, the Owner Trustee shall transfer title to such right, title and interest to the Agent Certificate Holder.

         Section 4.3. Indemnification. The Owner Trustee shall not be required to take or refrain from taking any action under Section 4.1 or 4.2 (other than the actions specified in the first sentence of Section 4.1 and without limiting the last sentence of Section 4.4) unless the Owner Trustee shall have been indemnified by the Agent Certificate Holder, in manner and form reasonably satisfactory to the Owner Trustee, against any liability, fee, cost or expense (including without limitation reasonable attorneys' fees) which may be incurred or charged in connection therewith, other than any such liability, fee, cost or expense which results from the willful misconduct or gross negligence of the Owner Trustee; and, in addition, to the extent not otherwise paid pursuant to the terms of any other Operative Document, the Agent Certificate Holder shall pay the reasonable compensation and expenses (including counsel fees) of the Owner Trustee for the services performed or to be performed by it pursuant to such direction as set forth in Section 6.2. The Owner Trustee shall not be required to take any action on behalf of the Lessor Trust under any Operative Document if the Owner Trustee reasonably shall determine, or shall have been advised by counsel, that such action is likely to result in unindemnified personal liability to the Lessor Trust or is contrary to the terms hereof or of any documents contemplated hereby to which the Lessor Trust is a party, or otherwise contrary to law, and the Owner Trustee in such case shall deliver promptly to the Agent Certificate Holder written notice of the basis of its refusal to act.

         Section 4.4. No Duties Except as Specified. The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Properties or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any of the Operative Documents, except as expressly provided by the terms of this Trust Agreement, the other Operative Documents or in written instructions from the Agent Certificate Holder received pursuant to Section 4.1 or 4.2; and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. Notwithstanding and without limiting the foregoing, Owner Trustee agrees that it will promptly (without any right to indemnification hereunder) take all action necessary to discharge any Lessor Lien attributable to Owner Trustee on any part of the Trust Estate.

         Section 4.5. No Action Except under Specified Agreements or Instructions. The Owner Trustee shall have no right, power or authority to, and the Owner Trustee agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Property or any other part of the Trust Estate except as (a) expressly provided by the terms of this Trust Agreement, (b) expressly required by the terms of any Operative Document or (c) expressly directed or authorized in written instructions from the Agent Certificate Holder pursuant to Section 4.1 or 4.2.

         Section 4.6. Tax Returns; Records. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all money which the Lessor Trust may receive or be entitled to hereunder or under any agreement contemplated hereby. The Agent Certificate Holder, at its expense, shall be responsible for causing to be prepared all income tax returns required to be filed by the Agent Certificate Holder. The Owner Trustee shall be responsible for causing to be prepared, at the request of the Agent Certificate Holder, all income tax returns required to be filed by or with respect to the Lessor Trust created hereby and shall execute and file such returns. The Owner Trustee and the Agent Certificate Holder, upon request, will furnish each other with all such information as may be reasonably required in connection with the preparation of such tax returns. The Owner Trustee shall keep copies of all returns delivered to or filed by it.

         Section 4.7. Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Sections 4.1 and 4.2, and except as expressly provided in any Operative Document, and without limiting the generality of Section 4.4, the Owner Trustee shall not have any duty (a) to file, record or deposit any Operative Document, including without limitation this Trust Agreement, or any other document, or to maintain any such filing, recording or deposit, or to refile, re-record or redeposit any such document,
(b) to obtain insurance with respect to the Property or to effect or maintain any such insurance, other than to receive and forward to the Agent Certificate Holder any notices, policies, certificates or binders furnished to the Owner Trustee by the Lessee or its insurance brokers, (c) to maintain the Property,
(d) to pay or discharge any tax, assessment or other governmental charge, or any Lien or encumbrance of any kind, owing with respect to or assessed or levied against any part of the Trust Estate, except as provided in Section 4.4, (e) to confirm, verify, investigate or inquire into the failure to receive any reports or financial statements of the Guarantor, (f) to inspect the Property at any time, or to ascertain or inquire as to the performance or observance of any of the covenants of the Lessee or any other Person under any Operative Document with respect to the Property or any other part of the Trust Estate or (g) to manage, control, use, sell, dispose of or otherwise deal with the Properties or any other part of the Trust Estate, or any part thereof, except as provided in clauses (a), (b) and (c) of Section 4.5.

         Section 4.8. Furnishing of Documents. The Owner Trustee will furnish to the Agent Certificate Holder and each other Certificate Holder, promptly upon receipt thereof by an officer in the Corporate Trust Department of the Trust Company, duplicates or copies of all reports, notices, requests, demands, opinions, certificates, financial statements and any other instruments furnished to the Owner Trustee under any Operative Document, unless the Owner Trustee shall have determined that the same already has been furnished to the Agent Certificate Holder and the other Certificate Holders.

                                    ARTICLE V
                                THE OWNER TRUSTEE

         Section 5.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform the same on the terms of this Trust Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate pursuant to the terms of
Article VII of the Participation Agreement. The Owner Trustee shall not be answerable or accountable under any circumstances except (a) for its own willful misconduct or gross negligence, (b) in the case of the inaccuracy of any of its representations or warranties contained in Section 5.2 hereof or in Section 8.4 of the Participation Agreement given expressly in its individual capacity and not in its capacity as a trustee hereunder, (c) as arising from its failure to perform obligations expressly undertaken by it in the last sentence of Section
4.4 hereof or expressly undertaken by it in its individual capacity under the Participation Agreement, (d) for any Taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by the Operative Documents, or (e) for its failure to disburse funds actually received by it in accordance with the terms hereof.

         Section 5.2. No Representations or Warranties as to Equipment or Documents. (a) NEITHER TRUST COMPANY NOR THE OWNER TRUSTEE MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, OPERATION OR CONDITION OF THE PROPERTY OR ANY OTHER PART OF THE TRUST ESTATE OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE PROPERTY OR ANY OTHER PART OF THE TRUST ESTATE OR ANY PART THEREOF, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT discoverable, except that the Owner Trustee hereby represents and warrants that (i) on the Acquisition Date, the Lessor Trust shall have received whatever title to the Property was conveyed to it by transferor thereof and (ii) the Property shall be free and clear of Lessor Liens attributable to it, and (b) neither Trust Company nor the Owner Trustee makes any representation or warranty as to the validity or enforceability of any Operative Document, or as to the correctness of any statement therein, except to the extent that any such representation, warranty or statement is expressly made therein or in any written certificate delivered pursuant thereto by the Owner Trustee or Trust Company and except that Trust Company hereby represents and warrants that this Trust Agreement has been duly executed and delivered by Trust Company and each of the Operative Documents has been or will be executed and delivered on behalf of the Lessor Trust by officers of the Owner Trustee or the Owner Trustee who are or will be duly authorized to execute and deliver documents on its behalf and on behalf of the Lessor Trust.

         Section 5.3. Segregation of Moneys; No Interest. Moneys (if any) received by the Owner Trustee hereunder shall be segregated from the general assets of the Owner Trustee and held in trust for the benefit of the Person entitled thereto under the Operative Documents, and the Owner Trustee shall not be liable for any interest thereon.

         Section 5.4. Reliance; Advice of Counsel. The Owner Trustee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and reasonably believed by it in good faith to be signed by the proper party or parties. Any request, direction, order or demand of the Agent Certificate Holder or the Lessee mentioned herein or in any other Operative Document shall be sufficiently evidenced by a written direction of Agent Certificate Holder or a Responsible Officer's Certificate of the Lessee, as the case may be. The Owner Trustee may accept in good faith a certified copy of a resolution of the Board of Directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a Responsible Officer's Certificate of the relevant party as to such fact or matter, and such Responsible Officer's Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys, and may consult with counsel, accountants and other skilled Persons to be selected and employed by it (other than Persons regularly employed by it), and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion within the scope of the competence of any such counsel, accountants or other skilled Persons and not contrary to this Trust Agreement or in the Participation Agreement and except for the use of due care in the appointment of counsel, accountants or other skilled persons.

         Section 5.5. Not Acting in Individual Capacity. Except as provided in this Trust Agreement and in the other Operative Documents, in accepting the trusts hereby created the Owner Trustee agrees to act solely as trustee hereunder and not in its individual capacity; and all Persons having any claim against the Lessor Trust or the Owner Trustee by reason of the transactions contemplated by the Operative Documents shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Trust Agreement or in the Participation Agreement and except to the extent the Owner Trustee otherwise shall agree in any Operative Document.


                                   ARTICLE VI
                          INDEMNIFICATION; COMPENSATION

         Section 6.1. Indemnification of Trust Company. The Agent Certificate Holder agrees to assume liability for, and to indemnify and hold harmless Trust Company against and from any and all liabilities, obligations, losses, damages, taxes (excluding any taxes, fees or other charges payable by Trust Company or measured by any compensation received by the Owner Trustee for its services hereunder), penalties, claims, actions, suits, proceedings, costs, expenses and disbursements of any kind and nature whatsoever, including without limitation the reasonable fees and expenses of counsel (collectively, "Trust Expenses") which may be imposed on, incurred by or asserted against Trust Company (whether or not also indemnified by any other Person; provided, however, that to the extent Trust Company is entitled to and shall have actually received any payment in the nature of an indemnity payment from any such other Person relating to a claim hereunder, Trust Company shall not be entitled to the amount of any such payment pursuant to this Section 6.1, notwithstanding that Trust Company may have returned any such amount to the paying party), in any way relating to or arising out of (a) the administration of the Trust Estate or the action or inaction of Trust Company hereunder or under the other Operative Documents, (b) the Property or any part thereof, (c) the Operative Documents or any of them, or the enforcement by Trust Company of any of its rights under the Operative Documents, or (d) the purchase, design, construction, preparation, installation, inspection, delivery, nondelivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing or refinancing, disposition, operation, condition, sale, return or other disposition of all or any part or any interest in the Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon; except only that the Agent Certificate Holder shall not be required to indemnify Trust Company for Trust Expenses arising or resulting from any of the matters described in clauses (a) through (e) of the last sentence of Section 5.1; provided that the Agent Certificate Holder shall be liable under this Section 6.1 only to the extent that the Owner Trustee would be indemnified by the Lessee pursuant to
Article XIII of the Participation Agreement (without giving effect to clause (4) of the Proviso to Section 13.1 thereof), but the foregoing shall not limit the Owner Trustee's rights under Section 4.3 hereof; provided, further, that before asserting its right to indemnification pursuant to this Section 6.1, the Owner Trustee shall first demand its corresponding right to indemnification, if any, pursuant to Article XIII of the Participation Agreement (but need not exhaust any or all remedies available thereunder), and the Agent Certificate Holder shall have the right to pursue any such remedies against the Lessee which are not pursued by the Owner Trustee. The indemnities contained in this Section 6.1 shall survive the termination of this Trust Agreement. The indemnities contained in this Section 6.1 extend to Trust Company only and shall not be construed as indemnities of the Trust Estate. The payor of any indemnity under this Section
6.1 shall be subrogated to any right of the Person indemnified in respect of the matter as to which such indemnity was paid.

         Section 6.2. Expenses. The Agent Certificate Holder shall pay, or reimburse the Owner Trustee for, all reasonable expenses of the Owner Trustee, including, without limitation, the reasonable expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties under the Operative Documents, unless and to the extent that the Owner Trustee otherwise receives payment or reimbursement pursuant to any Operative Document, whether or not the transactions contemplated hereby are consummated. The Owner Trustee agrees to look first to the Lessee for such payment pursuant to Article IX of the Participation Agreement.


                                   ARTICLE VII
                         TERMINATION OF TRUST AGREEMENT

         Section 7.1. Termination of Trust Agreement. (a) Subject to the terms of the Participation Agreement and Section 7.2, this Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed to the Agent Certificate Holder, and this Trust Agreement shall be of no further force or effect (subject to the antepenultimate sentence of Section 6.1), and the Trust Company and the Owner Trustee shall be released from all further obligations of the Trust Company and the Owner Trustee, respectively, hereunder, upon the earlier of (i) the sale or other final disposition by the Lessor Trust of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the Operative Documents and (ii) 110 years from the date of the earlier execution of this Trust Agreement by either party hereto, but if any such rights, privileges or options shall be or become valid under Applicable Law for a period subsequent to the 110 years from such date (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity or permitting the effective grant of such rights, privileges and options for a period in gross exceeding the period for which such rights, privileges and options are hereinabove stated to extend and be valid), then such rights, privileges or options shall not terminate as aforesaid but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under Applicable Law, until such time as the same shall cease to be valid under Applicable Law.

         (b) Except as expressly provided in Section 7.2, the Agent Certificate Holder shall not be entitled to revoke or terminate this Trust Agreement or the Lessor Trust created hereby.

         Section 7.2. Termination at Option of the Agent Certificate Holder. The provisions of Section 7.1 notwithstanding, this Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed to the Agent Certificate Holder, and this Trust Agreement shall be of no further force and effect (subject to the antepenultimate sentence of Section 6.1), and the Trust Company and the Owner Trustee shall be released from all further obligations of the Trust Company and the Owner Trustee, respectively, hereunder, upon the election of the Agent Certificate Holder by notice to the Owner Trustee to revoke the trusts created hereby; provided, however, that so long as the Participation Agreement is in effect the Agent Certificate Holder shall not terminate or revoke the trusts created hereby unless consented to by all of the parties to the Participation Agreement.


                                  ARTICLE VIII
                   SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                           AND SEPARATE OWNER TRUSTEES

         Section 8.1. Resignation of the Owner Trustee; Appointment of Successor. (a) The Owner Trustee may resign as the Owner Trustee at any time without cause by giving at least thirty (30) days' prior written notice to the Agent Certificate Holder, the Administrative Agent and the Lessee, such resignation to be effective on the acceptance of appointment by a successor to the Owner Trustee under paragraph (b) of this Section 8.1 (which successor Trustee shall be subject to prior consent by the Lessee which shall not be unreasonably withheld and shall not be required during the continuance of a Default or Event of Default). In addition, the Agent Certificate Holder at any time may remove the Owner Trustee without cause by an instrument in writing delivered to the Owner Trustee, the Administrative Agent and the Lessee, such removal to be effective upon the acceptance of appointment by a successor to the Owner Trustee under paragraph (b) of this Section 8.1 (which successor Trustee shall be subject to prior consent by the Lessee which shall not be unreasonably withheld and shall not be required during the continuance of a Default or Event of Default). In case of the resignation or removal of the Owner Trustee, the Agent Certificate Holder may appoint a successor to the Owner Trustee by an instrument in writing, signed by the Agent Certificate Holder (which successor Trustee shall be subject to prior consent by the Lessee which shall not be unreasonably withheld and shall not be required during the continuance of a Default or an Event of Default). If a successor to the Owner Trustee shall not have been appointed within thirty (30) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee or the Agent Certificate Holder may apply to any court of competent jurisdiction to appoint a successor to the Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided in this Section 8.1. Any successor to the Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor to the Owner Trustee appointed as above provided in this Section 8.1.

         (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment and shall give the Agent Certificate Holder, the Administrative Agent and the Lessee written notice of such acceptance. Upon the execution and delivery of such instrument, such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the Lessor Trust hereunder with like effect as if originally named a trustee herein; provided, however, that upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor trustee as the Owner Trustee hereunder, and such predecessor trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor trustee as the Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee, pursuant to written instructions of the Agent Certificate Holder, will execute all documents and take all reasonable action within its control in order to cause title to the Trust Estate to be transferred to the successor Owner Trustee.

         (c) Any successor Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America, qualified to act as trustee hereunder and having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms.

         (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall be, subject to compliance with the terms of paragraph (c) of this Section 8.1, the Owner Trustee under this Trust Agreement without further act.

         Section 8.2. Additional and Separate Trustees. (a) If the Owner Trustee or the Agent Certificate Holder shall conclude that it is necessary or prudent in order to conform to the law of any jurisdiction in which all or any part of the Trust Estate shall be situated, or to make or defend any claim or bring or defend any suit with respect to the Trust Estate or any Operative Document, or pursuant to advice of counsel satisfactory to it, or if the Owner Trustee shall have been instructed to do so by the Agent Certificate Holder, the Owner Trustee shall appoint another Person to act as additional or separate trustee for all or any part of the Trust Estate with such property, title, right, power or duty of the Owner Trustee as the Owner Trustee and the Agent Certificate Holder may determine. In case any such additional trustee or separate trustee shall resign or be removed, all the assets, property, rights, powers or duties of such additional trustee or separate trustee, as the case may be, so far as permitted by any Applicable Law, shall vest in and be exercised by a new successor to such additional trustee, appointed in the manner otherwise provided in this Trust Agreement.

         (b) In the event that either the Agent Certificate Holder or the Owner Trustee shall determine to appoint another Person as additional or separate trustee, the Owner Trustee and the Agent Certificate Holder shall execute and deliver an agreement supplemental hereto, and all other instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Owner Trustee, the Agent Certificate Holder and the Lessee, either to act as an additional trustee or trustees of all or any part of the Trust Estate, jointly with the Owner Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers of the Owner Trustee as may be provided in such agreement supplemental hereto, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right, or power of the Owner Trustee deemed necessary or proper by the Owner Trustee or the Agent Certificate Holder, subject to the remaining provisions of this Section 8.2. In the event the Agent Certificate Holder shall not have joined in the execution of such agreement supplemental hereto within thirty (30) days after the receipt of a written request from the Owner Trustee so to do without providing a reasonable basis for such failure to join, the Owner Trustee may act under the foregoing provisions of this Section 8.2 without the concurrence of the Agent Certificate Holder; and the Agent Certificate Holder hereby appoints the Owner Trustee its agent and attorney-in-fact to act for the Agent Certificate Holder under the foregoing provisions of this Section 8.2 in the event of the occurrence of either of such contingencies. The Owner Trustee may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by an additional trustee or separate trustee for more fully and certainly vesting in and confirming to such Person any property, title, right or power which, by the terms of such agreement supplemental hereto, are expressed to be conveyed or conferred to or upon such additional trustee or separate trustee, and the Agent Certificate Holder shall, upon the Owner Trustee's request, join therein and execute, acknowledge and deliver the same; and the Agent Certificate Holder hereby appoints the Owner Trustee its agent and attorney-in-fact to execute, acknowledge and deliver any such deed, conveyance, assignment or other instrument in the event that such Agent Certificate Holder shall not itself execute and deliver the same within thirty (30) days after receipt by it of such request so to do.

         (c) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed to act and the Owner Trustee shall act, subject to the following provisions and conditions:

                   (i) all powers, duties, obligations and rights conferred or imposed upon the Owner Trustee in respect of the receipt, custody, investment and payment of moneys, shall be exercised solely by the Owner Trustee;

                  (ii) all other rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee or trustees and separate trustee or trustees jointly, except to the extent that under any law of the jurisdiction in which any particular act or acts are to be performed by the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Estate in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

                 (iii) no power hereby given to or which may be exercised by any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Owner Trustee; and

                 (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

         (d) If at any time the Owner Trustee and the Agent Certificate Holder shall deem it no longer necessary or prudent in order to conform to any Applicable Law or shall be advised by its counsel that it is no longer necessary or prudent in the interest of the Owner Trustee and the Agent Certificate Holder to maintain the appointment of such additional or separate trustee as provided herein, the Owner Trustee and the Agent Certificate Holder shall execute and deliver any agreement supplemental hereto and all other instruments and agreements necessary or proper to remove any such additional or separate trustee. In the event that the Agent Certificate Holder shall not have joined in the execution of such agreement supplemental hereto, instruments and agreements, the Owner Trustee may act on behalf of the Agent Certificate Holder to the same extent provided above in this Section 8.2.

         (e) Any additional trustee or separate trustee may at any time by an instrument in writing constitute the Owner Trustee its agent or attorney-in-fact with full power and authority, to the extent which may be authorized by Applicable Law, to do all acts and things and exercise all discretion which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by law, shall vest in and be exercised by the Owner Trustee without necessity of any act by any party and without the appointment of a new successor to such additional or separate trustee, unless and until a successor is appointed in the manner provided in this Section 8.2.

                                   ARTICLE IX
                           SUPPLEMENTS AND AMENDMENTS

     Section 9.1. Amendments and Waivers. Neither this Trust Agreement, any other Operative Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section
15.5 of the Participation Agreement.


                                    ARTICLE X
                 CERTIFICATE HOLDERS' COMMITMENTS; CERTIFICATES

        Section 10.1. Commitments. Subject to the terms and conditions of the Participation Agreement, each Certificate Holder has severally agreed to advance to the Agent Certificate Holder on the Acquisition Date and on each Funding Date, for the purpose of enabling the Lessor Trust to acquire the Properties and to allow the Construction gent to fund the Construction of the Improvements to be located thereon in accordance with the applicable Plans and Specifications, an amount not to exceed the amount of such Certificate Holder's Commitment.

     Section 10.2. Certificates. The Commitment of each Certificate Holder as of the Documentation Date shall be evidenced by a certificate of the Lessor Trust, substantially in the form of Exhibit A of this Trust Agreement (each, a "Certificate"), with appropriate insertions as to payee, date and principal amount, registered in the name of such Certificate Holder and in a principal amount equal to the Commitment of such Certificate Holder. Each Certificate Holder is hereby authorized to record the date and amount of each Certificate Holder Amount advanced by such Certificate Holder, each continuation thereof, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Certificate, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Certificate shall (i) be dated the Documentation Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of Yield in accordance with Participation Agreement.

     Section 10.3. Prepayments. Prepayments of the Certificates shall be made in accordance with, and shall be subject to, the terms and conditions of Section
4.3 and Article VII of the Participation Agreement.

     Section 10.4. Extension of Maturity Date. The Maturity Date may be extended in accordance with the Section 11.1 of the Participation Agreement.

     Section 10.5. Advances. Each Certificate Holder shall make available to the Agent Certificate Holder its Commitment Percentage of each Advance in accordance with, and subject to the terms and conditions of, the Participation Agreement.

     Section   10.6.   Assignments;    Participations.   All   assignments   and
participations with respect to the Certificates and the Certificate Holders' Commitments shall be subject to Article XII of the Participation Agreement.


                                   ARTICLE XI
                                  MISCELLANEOUS

     Section 11.1. No Legal Title to Trust Estate in the Agent Certificate Holder. The Certificate Holders shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of any Certificate Holder in and to the Trust Estate or hereunder, or insolvency, dissolution or other termination of any Certificate Holder, shall operate to terminate this Trust Agreement or the trusts created hereby or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 11.2. Sale of Property by the Owner Trustee is Binding. Any sale, transfer or other conveyance of the Property or part thereof by the Owner Trustee made pursuant to the terms of this Trust Agreement or any other Operative Document shall bind the Agent Certificate Holder and the Certificate Holders and shall be effective to transfer or convey all right, title and interest of the Lessor Trust, the Owner Trustee, the Agent Certificate Holder and the Certificate Holders in and to the Property or part thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

     Section 11.3. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 15.3 of the Participation Agreement.

     Section 11.4. Severability. If any term or provision of this Trust Agreement is invalid or unenforceable in any jurisdiction, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.5. Separate Counterparts. This Trust Agreement may be executed by the parties hereto in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument.

     Section 11.6. Successors and Assigns. This Trust Agreement, including the terms and provisions hereof, shall be binding upon the Agent Certificate Holder, the Certificate Holders and Trust Company or the Owner Trustee, whichever is applicable pursuant to the terms hereof, and their respective successors and assigns, and inure to the benefit of the Agent Certificate Holder, the Certificate Holders and Trust Company or the Owner Trustee, whichever is applicable pursuant to the terms hereof, and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Agent Certificate Holder shall bind the Certificate Holders and the successors and assigns of the Agent Certificate Holder and the Certificate Holders.

     Section 11.7. Actions of the Agent Certificate Holder. If at any time prior to the termination of this Trust Agreement there is more than one Certificate Holder, then during such time, if any action is required to be taken by the Agent Certificate Holder or the Certificate Holders, such action shall be taken by the Agent Certificate Holder acting at the direction of the Certificate Holders pursuant to the Participation Agreement and whenever any direction, authorization, approval, consent, instruction, or other action is permitted to be given or taken by the Agent Certificate Holder it shall be given or taken upon the required direction of the Certificate Holders pursuant to the Participation Agreement.

     Section 11.8. Headings; Table of Contents. The division of this Trust Agreement into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

     Section 11.9. Governing Law. The terms of this Trust Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts made and to be performed entirely within such State.

     Section 11.10. Undivided Interest. The Owner Trustee hereby confirms that it is holding the Trust Estate on behalf of the Certificate Holders, each of which shall hold an undivided interest in the Trust Estate (and all proceeds thereof), in each case such interest to be equal to the Commitment of such Certificate Holder relative to the aggregate amount of the Commitments of all Certificate Holders.

     Section 11.11. Benefit. Nothing herein, whether express or implied, shall be construed to give any Person other than the Owner Trustee, the Agent Certificate Holder and the Certificate Holders any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

     Section 11.12. Performance by the Agent Certificate Holder. Any obligation of Trust Company or the Owner Trustee hereunder or under any other Operative Document or other document contemplated hereby, may be performed by the Agent Certificate Holder and any such performance shall not be construed as a revocation of the trusts created hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have each caused this Trust Agreement to be duly executed and delivered as of the day and year first above written.

                                FIRST SECURITY BANK, NATIONAL ASSOCIATION




                                By
                                  -----------------------------------------
                                  Name:
                                  Title:



                                HARRIS TRUST AND SAVINGS BANK, as Agent
                                 Certificate Holder




                                By
                                  -----------------------------------------
                                  Name
                                  Title:

                                    EXHIBIT A
                              (to Trust Agreement)
                                   CERTIFICATE

                                                            ___________, 2000
$_____________________



         THIS CERTIFICATE evidences the right of ______________ (the "Certificate Holder") to receive on the Maturity Date the principal sum of _________________ DOLLARS ($________) or, if less, the aggregate unpaid principal amount of all Certificate Holder Amounts advanced by the Certificate Holder pursuant to that certain Participation Agreement, dated as of July 14, 2000 (together with all amendments, supplements, amendments and restatements and other modifications, if any, from time to time thereafter made thereto, the "Participation Agreement"), among the Lessee and Construction Agent, the Guarantors, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger.

         This Certificate further evidences the right of the Certificate Holder to receive Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Participation Agreement.

         Payments of both principal and Yield are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account of the Certificate Holder specified in Schedule II to the Participation Agreement (or to such other account as the Certificate Holder may from time to time designate in a written notice to the Owner Trustee and the Administrative Agent).

         This Certificate is one of the Certificates referred to in, and evidences advances made under, the Participation Agreement, to which reference is made for a description of the security for this Certificate and for a statement of the terms and conditions on which prepayments and repayments of principal of the Certificate Holder Amounts evidenced by this Certificate are permitted and required to be made and on which such Certificate Holder Amounts may be declared to be or automatically become immediately due and payable and is subject, without limitation, to the restrictions on recourse set forth in
Section 15.10 of the Participation Agreement.

         The Certificate Holder is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Trust Agreement.

         Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time).

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS CERTIFICATE HAS BEEN DELIVERED AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF UTAH.

                       LODI 2000 DISTRIBUTION TRUST

                       By: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                             By________________________________________________
                             Name:
                             Title:



                             SCHEDULE TO CERTIFICATE


==========================================================================================================================
                  AMOUNT OF           INTEREST            AMOUNT OF                  UNPAID                    NOTATION
   DATE         ADVANCE MADE          PERIOD IF        PRINCIPAL REPAID        PRINCIPAL BALANCE       TOTAL    MADE BY
                                     APPLICABLE
--------------------------------------------------------------------------------------------------------------------------
                        Eurodollar                              Eurodollar                  Eurodollar
            Base Rate      Rate                     Base Rate      Rate         Base Rate      Rate
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

This Instrument Prepared by
and when Recorded Mail To:

S. Todd Cubbage
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603

               SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE ONLY
================================================================================



                          ASSIGNMENT OF LEASE AND RENT


                            dated as of July 14, 2000

                                      from

                          LODI 2000 DISTRIBUTION TRUST,
                                 as Lessor Trust
                                   as ASSIGNOR

                                       to

                          HARRIS TRUST AND SAVINGS BANK
                    as Administrative Agent for the Lenders,

                                  as ASSIGNEE.






================================================================================




                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE
PARTIES...........................................................................................................1

SECTION 1.                 DEFINED TERMS..........................................................................1


SECTION 2.                 ASSIGNMENT.............................................................................2


SECTION 3.                 RECEIPT OF RENTS.......................................................................4


SECTION 4.                 IRREVOCABILITY; SUPPLEMENTAL INSTRUMENTS...............................................4


SECTION 5.                 VALIDITY...............................................................................4


SECTION 6.                 THE LESSOR TRUST REMAINS LIABLE........................................................5


SECTION 7.                 AMENDMENTS TO THE ASSIGNED LEASE.......................................................5


SECTION 8.                 TERMINATION OF THIS ASSIGNMENT.........................................................6


SECTION 9.                 ONGOING RIGHT TO COLLECT RENTS; RECEIVERS..............................................6


SECTION 10.                AMENDMENT TO THIS ASSIGNMENT...........................................................6


SECTION 11.                NOTICES................................................................................6


SECTION 12.                SUCCESSORS AND ASSIGNS.................................................................7


SECTION 13.                SEVERABILITY...........................................................................7


SECTION 14.                GOVERNING LAW..........................................................................7


SECTION 15.                COUNTERPARTS...........................................................................7


SECTION 16.                CONFLICTS..............................................................................7


SECTION 17.                LIENS AND SECURITY INTERESTS...........................................................8


Exhibit A                  SUPPLEMENT TO ASSIGNMENT OF LEASE AND RENT

                          ASSIGNMENT OF LEASE AND RENT


         THIS ASSIGNMENT OF LEASE AND RENT, dated as of July 14, 2000 (this "Assignment"), made by LODI 2000 DISTRIBUTION TRUST, a grantor trust (the "Lessor Trust"), as Lessor Trust, in favor of HARRIS TRUST AND SAVINGS BANK, as agent (in such capacity, the "Administrative Agent") for the Lenders under the Loan Agreement referred to below (together with their respective successors and assigns, "Lenders"),


                                   WITNESSETH:

         WHEREAS, pursuant to the Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among R.M.E., Inc., as Lessee (the "Lessee") and Construction Agent, The Robert Mondavi Corporation, as Guarantor (the "Guarantor"), the Lessor Trust, the Owner Trustee, the Lenders, the Administrative Agent, the Certificate Holders, the Agent Certificate Holder and the Arranger, the Lenders and the Certificate Holders have agreed to a financing in the Aggregate Commitment Amount of $17,000,000 to be used to finance the acquisition of the Property and construction of Improvements thereon;

         WHEREAS, pursuant to the Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Lessor Trust, the Lenders and the Administrative Agent, the Lenders have severally agreed to make Loans to the Lessor Trust in an aggregate amount not to exceed the aggregate Commitments of the Lenders, upon the terms and subject to the conditions set forth in the Loan Agreement and the Participation Agreement, to be evidenced by the Notes issued by the Lessor Trust under the Loan Agreement;

         WHEREAS, it is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Lessor Trust under the Loan Agreement that the Lessor Trust shall have executed and delivered, and the Lessee shall have consented to, this Assignment to the Administrative Agent for the benefit of the Lenders; and

         WHEREAS, in order further to secure payment of all the amounts owing to the Lenders under the Loan Agreement, the Notes and the other Operative Documents, the Lessor Trust has agreed to enter into, execute, and deliver this Assignment;

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

SECTION 1.           DEFINED TERMS.

         Capitalized terms used but not otherwise defined in this Assignment shall have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in such Appendix A shall apply to this Assignment.

SECTION 2.           ASSIGNMENT.

         To secure its obligations under the Loan Agreement, the Lessor Trust hereby assigns, transfers, sets over and conveys to the Administrative Agent for the ratable benefit of the Lenders, all the following described property relating to or arising in connection with the Property (as more particularly described in the Supplement to this Assignment, in the form attached hereto as Exhibit A), whether now owned or held or hereafter acquired:

               (a) except as hereinafter provided, all of the estate, right, title, interest, benefits, powers and privileges of the Lessor Trust under the Master Lease and the Lease Supplement (hereinafter referred to collectively as the "Assigned Lease") including:

                    (i) the  immediate and  continuing  right to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, sales proceeds and other sums payable to or receivable by the Lessor Trust under the Assigned Lease, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in the Property or otherwise (including, without limitation, the Loan Balance, the Lease Balance and any sales proceeds payable to the Lessor Trust pursuant to the Assigned Lease) (collectively, the "Lease Rents"), including all cash, securities or letters of credit delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, and any interest of Lessor Trust in the Account,

                    (ii) the right and power  (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Lessor Trust in the Property in accordance with the Assigned Lease to execute and deliver as irrevocable agent and attorney-in-fact of Lessor Trust an appropriate instrument necessary to convey the interest of the Lessor Trust therein, or to pay over or assign to the Lessee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Lessor Trust in the Property and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance,

                    (iii)  the  right  to  perform   all  other   necessary   or
               appropriate acts as said agent and attorney-in-fact with respect to any purchase or conveyance referred to in clause (ii) above,

                    (iv) the right (subject to the consent of Required Lenders), on a non-exclusive basis, to declare the Master Lease or the Lease Supplement to be in default,

                    (v) subject to the terms of the  Operative  Documents and to the consent of the Required Participants, the right to exercise remedies under or with respect to the Assigned Lease (including, without limitation, all foreclosure rights and power of sale rights),

                    (vi) subject to the consent of the Agent Certificate Holder, the right to give or make all consents, waivers and releases on behalf of the Lessor Trust under the Assigned Lease provided for or permitted under the Assigned Lease,

                    (vii) the right, on a non-exclusive basis, to give all notices (other than notices described in any other subclause of this clause (a)) provided under the Assigned Lease,

                    (viii) the right to give all notices of default and, subject to the consent of the Agent Certificate Holder, to take all action upon the happening of a Default or an Event of Default under the Assigned Lease, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of the Assigned Lease, or by law or in equity,

                    (ix) the right,  on a  non-exclusive  basis,  to receive all notices sent to the Lessor Trust under the Assigned Lease,

                    (x) the Lessor Trust's  interest under the Assigned Lease in the Lessee's tangible and intangible property used or arising in connection with the Property, including permits, licenses, contract rights and prepaid expenses, and

                    (xi) the right, on a non-exclusive  basis, to do any and all other things whatsoever which the Lessor Trust is or may be entitled to do under the Assigned Lease;

         provided, however, that the Lessor Trust shall exclusively retain, and the Lease Rents shall in no event include, any Excepted Payments due and payable to the Lessor Trust, the Agent Certificate Holder or any Certificate Holder; provided, further, that the Lessor Trust shall retain and share with the Administrative Agent those rights contained in subclauses (iv), (v), (vii), (ix) and (xi) (collectively, the "Shared Rights");

          (b) all of the estate, right, title, interest, benefits, powers and privileges of the Lessor Trust, to and under all agreements or contracts for the sale or other disposition of all or any part of the Property, now or hereafter entered into by the Lessor Trust (collectively, the "Contracts"), together with all estate, right, title, interest, benefits, powers and privileges of the Lessor Trust under the Contracts including, without limitation, the immediate and continuing right subject to the consent of the Agent Certificate Holder, to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the Lease Rents, the "Rents") and all right, title and interest of the Lessor Trust thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder; provided, however, that the Lessor Trust (for its own benefit and for the benefit of each Certificate Holder) shall exclusively retain, and the Contract Rents shall in no event include, any Excepted Payments due and payable to the Lessor Trust, the Agent Certificate Holder or any Certificate Holder; and

          (c) all of the right, title and interest of the Lessor Trust in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of the Assigned Lease by the Lessee or a trustee or receiver of the Lessee under any insolvency statute, law or regulation, including, without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or, receiver in respect of the Property or any portions thereof following rejection, repudiation or disaffirmance of the Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief.

Notwithstanding the foregoing provisions of this Section 2, (i) the assignment contained herein shall in no event include any amounts received by the Agent Certificate Holder or any Certificate Holder or otherwise paid or payable to the Agent Certificate Holder or any Certificate Holder with respect to Certificate Holder Amounts or Yield thereon, (ii) neither the Agent Certificate Holder, the Administrative Agent nor the Lenders shall be entitled to exercise any remedies hereunder, under the Assigned Lease or take any action with respect to the Lease Rents or the Contract Rents except with the consent of the Required Participants, and (iii) the Agent Certificate Holder and the Lessor Trust shall no longer exclusively retain or share with the Administrative Agent those rights as retained or shared under this Section 2 if a Loan Agreement Event of Default not arising as a result of a Lease Event of Default shall have occurred and be continuing. Any attempt by the Administrative Agent or any Lender to exercise remedies or take any other action in contravention of the previous sentence shall be null and void.

SECTION 3.           RECEIPT OF RENTS.

         The Lessor Trust hereby acknowledges and agrees that the Administrative Agent will hold the Rents for the benefit of each of the Lenders and each of the Certificate Holders, and the Administrative Agent will distribute the Rents in accordance with Article VII of the Participation Agreement.

SECTION 4.           IRREVOCABILITY; SUPPLEMENTAL INSTRUMENTS.

         The Lessor Trust agrees that this Assignment is irrevocable and that it will not take any action as lessor under the Assigned Lease or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Lessor Trust will execute and deliver from time to time all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

SECTION 5.           VALIDITY.

         The Lessor Trust represents and warrants (on a continuing basis) and covenants to the Administrative Agent, for the benefit of the Lenders that (a) the Lessor Trust has not assigned or executed any assignment of, and will not assign or execute any assignment of, its interest in any of the Assigned Lease, in any Contract, in any Rents or in any other subject matter of this Assignment to anyone other than the Administrative Agent and any assignment, designation or direction by the Lessor Trust inconsistent herewith shall be void, and (b) the Lessor Trust has not done any act or executed any document that impairs the rights of the Administrative Agent to the Assigned Lease or the Rents under this Assignment.

SECTION 6.           THE LESSOR TRUST REMAINS LIABLE.

         While the assignment made hereby is present, direct and continuing, it has been made for the purpose of providing the Lenders with security for the performance of the obligations of the Lessor Trust under the Loan Agreement and the Notes and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Lessor Trust under the Assigned Leases, or impose any of such obligations on the Administrative Agent or any Lender. This Assignment shall not operate to cause the Administrative Agent or any Lender to be regarded as a "mortgagee in possession." Neither the Administrative Agent nor any Lender shall be responsible or liable for performing any of the obligations of the Lessor Trust under any of the Assigned Lease or any Contract, for any waste by any Lessee or any other Person, for any dangerous or defective conditions of the Property, for negligence in the management, upkeep, repair or control of the Property or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (a) obligate the Administrative Agent or any Lender to assume the obligations of the Lessor Trust under the Assigned Lease or any Contract, to perform any of the terms and conditions contained in the Assigned Lease or any Contract or otherwise to impose any obligation upon the Administrative Agent or any Lender with respect to the Assigned Lease or any Contract or (b) place upon the Administrative Agent or any Lender any responsibility for the operation, control, care, management or repair of the Property or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Lessor Trust will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Assigned Lease or any Contract now or hereafter existing on the part of the Lessor Trust to be kept and performed.

SECTION 7.           AMENDMENTS TO THE ASSIGNED LEASE.

         The Lessor Trust will not enter into any agreement subordinating, amending, extending or terminating the Assigned Lease except as provided in
Section 15.5 of the Participation Agreement, and any such attempted subordination, amendment, modification, extension or termination without compliance with such Section 15.5 shall be void. If the Assigned Lease or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

SECTION 8.           TERMINATION OF THIS ASSIGNMENT.

         This Assignment shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due to the Lenders from the Lessor Trust or the Lessee under or with respect to the Loan Agreement or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, at which time this Assignment will terminate.

SECTION 9.           ONGOING RIGHT TO COLLECT RENTS; RECEIVERS.

         If notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Administrative Agent to continue to collect the moneys described in Sections 2(a), (b) and (c) of this Assignment, then it is agreed by the Lessor Trust that any proof of claim or similar document filed by the Administrative Agent in connection with the breach or rejection of the Assigned Lease by the Lessee or the trustee of the Lessee under any federal or state insolvency statute shall for the purpose of perfecting the Administrative Agent's rights conferred in said paragraphs be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of a Loan Agreement Event of Default (not existing solely by virtue of a Lease Event of Default), the Lessor Trust hereby consents to the appointment of a receiver for the Property as a matter of right and without any requirement for notice to the Lessor Trust and without regard to the solvency of the Lessor Trust or to the collateral that may be available for the satisfaction of the Notes and all other obligations under the Loan Agreement and the other Operative Documents.

SECTION 10.          AMENDMENT TO THIS ASSIGNMENT.

         This Assignment may not be amended or otherwise modified except by a writing signed by each of the Agent Certificate Holder, Lessor Trust and the Administrative Agent and, if required by Section 15.5 of the Participation Agreement, signed by the Lessee, in accordance with the terms of the Participation Agreement.

SECTION 11.          NOTICES.

         All notices, demands, requests, consents, approvals and other instruments under this Assignment shall be made in accordance with Section 15.3 of the Participation Agreement.

SECTION 12.          SUCCESSORS AND ASSIGNS.

         All covenants, agreements, representations and warranties in this Assignment by the Lessor Trust and the Administrative Agent shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and assigns, whether or not so expressed.

SECTION 13.          SEVERABILITY.

         If any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the Lessor Trust, the Administrative Agent, the Lenders and the Lessee under the remainder of this Assignment shall continue in full force and effect.

SECTION 14.          GOVERNING LAW.

         THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF EACH PARTY TO THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT WITH RESPECT TO THE CREATION AND PERFECTION OF THE LIEN CREATED BY THE SUPPLEMENT TO ASSIGNMENT OF LEASE AND RENT AND THE RIGHTS AND REMEDIES OF THE LESSOR TRUST AND/OR THE ADMINISTRATIVE AGENT AS PROVIDED THEREIN SHALL BE GOVERNED AND CONSTRUED BY THE LAWS OF THE STATE OR COMMONWEALTH IN WHICH THE PROPERTY IS LOCATED WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 15.          COUNTERPARTS.

         This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.          CONFLICTS.

         In the event of any conflicts between the terms and provisions hereof and the terms and provisions of the other Operative Documents, the terms and provisions of the other Operative Documents shall be controlling.

SECTION 17.          LIENS AND SECURITY INTERESTS.

         The Lessor Trust further intends and agrees that, for the purpose of securing the payment of all the amounts owing to the Lenders under the Operative Documents, (i) this Assignment shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the assignment provided for in Section 2 shall be deemed to be a grant by the Lessor Trust to the Administrative Agent for the benefit of the Lenders of, and the Lessor Trust does hereby grant to the Administrative Agent for the benefit of the Lenders, a security interest in all of the right, title and interest of the Lessor Trust in and to the items described in Section 2 to the Administrative Agent for the benefit of the Lenders to secure all Loans advanced by the Lenders, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith; (iii) the possession by the Administrative Agent or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessor Trust shall be deemed to have been given for the purpose of perfecting such security interest under any Requirement of Law. The Lessor Trust and each Lessee shall, to the extent consistent with the Operative Documents, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Assignment was deemed to create a security interest in the items described in Section 2 in accordance with this Section, such security interest would be deemed to be a perfected security interest and will be maintained as such throughout the Lease Term.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Lessor Trust has caused this Assignment to be duly executed as of the day and year first above written.


                                        LODI 2000 DISTRIBUTION TRUST


                                        By: FIRST SECURITY BANK, NATIONAL
                                            Association, not in its individual
                                            capacity but solely as Owner Trustee



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



Acknowledged and accepted this
_____ day of July, 2000


HARRIS TRUST AND SAVINGS BANK,
  as Administrative Agent



By__________________________________________________________
      Name:
      Its

STATE OF UTAH                               )
                                            ) SS.:
COUNTY OF _____________                     )



         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________, _______________ of
First Security Bank, National Association, a national banking association, as trustee of the LODI 2000 DISTRIBUTION TRUST, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said trust for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this ____ day of ________, 20___.




[NOTARIAL SEAL]
                                                         Notary Public


                                                         ---------------------
                                                         (TYPE OR PRINT NAME)


(SEAL)


Commission Expires:


--------------------

STATE OF CALIFORNIA                         )
                                            ) SS.:
COUNTY OF _____________                     )



         On ______________________ before me, the undersigned notary public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.

Signature ____________________________

               CONSENT OF LESSEE TO ASSIGNMENT OF LEASE AND RENTS


                      CONSENT AND ACKNOWLEDGMENT BY LESSEE


         The undersigned hereby acknowledges receipt of a counterpart original of, and consent to, the foregoing Assignment of Lease and Rent dated as of July 14, 2000.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understand and intend that the Administrative Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Consent and Acknowledgment as of July ___, 2000, pursuant to property authority duly granted.


                                        LESSEE:

                                        R.M.E., INC.

                                        By:_____________________________________
                                           Name
                                           Its

STATE OF CALIFORNIA                 )
                                    ) SS.:
COUNTY OF NAPA                      )



         On ______________________ before me, the undersigned notary public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.

Signature ____________________________

                                       A-3
                                    EXHIBIT A
                         TO ASSIGNMENT OF LEASE AND RENT
                                (FOR CALIFORNIA)



This Instrument Prepared by
and when Recorded Mail To:

S. Todd Cubbage
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603

              SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE ONLY
================================================================================



                             SUPPLEMENT NO. _______
                         TO ASSIGNMENT OF LEASE AND RENT
                            (__________, CALIFORNIA)


         THIS SUPPLEMENT NO. _____ (this "Supplement") , dated as of __________, 20__, to the ASSIGNMENT OF LEASE AND RENT, dated as of July 14, 2000 (the "Assignment"), made by LODI 2000 DISTRIBUTION TRUST, a grantor trust (the "Lessor Trust"), as Lessor Trust under the Master Lease and Deed of Trust dated as of July 14, 2000 (as amended, modified, restated or supplemented from time to time, the "Master Lease"), among the Lessor Trust and the Lessee, in favor of HARRIS TRUST AND SAVINGS BANK, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders. Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

         The parties hereto agree as follows:

               1. The Property. In accordance with the Assignment, the Lessor Trust has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as
          Schedule 2.

               2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment, and the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, is hereby assigned to the Administrative Agent for the ratable benefit of the Lenders pursuant to the provisions of Section 2 of the Assignment.

               3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Lessor Trust hereby reaffirms its obligations under the Assignment.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Lessor Trust has caused this Supplement to be duly executed as of the day and year first above written.


                                        LODI 2000 DISTRIBUTION TRUST,
WITNESS:                                 as Lessor Trust

                                        By:  FIRST SECURITY BANK, NATIONAL
                                             ASSOCIATION, not in its individual
                                             capacity but solely as Owner
                                             Trustee

                                        By:_____________________________________
Print Name:                             Name:
                                        Title:




Acknowledged and accepted this
______ day of _____________, 20___


HARRIS TRUST AND SAVINGS BANK,
  as Administrative,  Agent


                                        WITNESS:


By:  ________________________
Name ________________________           Print Name:_____________________________
Its  ________________________

STATE OF UTAH                               )
                                            ) SS.:
COUNTY OF _____________                     )



         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________, _______________ of
First Security Bank, National Association, a national banking association, as trustee of the LODI 2000 DISTRIBUTION TRUST, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said trust for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this ____ day of ________, 20___.




[NOTARIAL SEAL]
                                        Notary Public


                                       ---------------------
                                       (TYPE OR PRINT NAME)


(SEAL)


Commission Expires:


--------------------

STATE OF CALIFORNIA                         )
                                            ) SS.:
COUNTY OF _____________                     )



         On ______________________ before me, the undersigned notary public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.

Signature ____________________________

                                   SCHEDULE 1


                                LEASE SUPPLEMENT

                                   SCHEDULE 2


                             DESCRIPTION OF PROPERTY

                         CONSENT OF LESSEE TO SUPPLEMENT
                         TO ASSIGNMENT OF LEASE AND RENT


                      CONSENT AND ACKNOWLEDGMENT BY LESSEE


         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. _____ dated as of __________ _____, 20___ to the Assignment of Lease and Rent.

         The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Administrative Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of ____________ ___, 20___, pursuant to proper authority duly granted.


                                        R.M.E., INC.



                                        By:__________________________________
                                           Name:
                                           Title:

STATE OF CALIFORNIA                 )
                                    ) SS.:
COUNTY OF NAPA                      )



         On ______________________ before me, the undersigned notary public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.

Signature ____________________________

================================================================================






                          CONSTRUCTION AGENCY AGREEMENT

                            dated as of July 14, 2000




                                      among




                          LODI 2000 DISTRIBUTION TRUST,
                                 as Lessor Trust




                                       and




                                  R.M.E., INC.,
                              as Construction Agent








================================================================================




                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE
ARTICLE I                  DEFINITIONS............................................................................1

       Section 1.1.        Defined Terms..........................................................................1

ARTICLE II                 APPOINTMENT OF CONSTRUCTION AGENT......................................................2

       Section 2.1.        Appointment............................................................................2
       Section 2.2.        Acceptance.............................................................................2
       Section 2.3.        Supplements to this Agreement..........................................................2
       Section 2.4.        Term2
       Section 2.5.        Construction Documents.................................................................3
       Section 2.6.        Scope of Authority.....................................................................3
       Section 2.7.        Covenants of the Construction Agent....................................................4
       Section 2.8.        Insurance..............................................................................5
       Section 2.9.        Plans and Specifications; Estimated Improvement........................................7

ARTICLE III                THE IMPROVEMENTS.......................................................................8

       Section 3.1.        Construction...........................................................................8
       Section 3.2.        Amendments; Modifications..............................................................8
       Section 3.3.        Casualty, Condemnation and Force Majeure Events........................................8
       Section 3.4.        Casualty Occurrences...................................................................9
       Section 3.5.        Condemnation Occurrences...............................................................9

ARTICLE IV                 PAYMENT OF FUNDS......................................................................10

       Section 4.1.        Funding of Land Acquisition Cost and Property Improvement Costs.......................10

ARTICLE V                  CONSTRUCTION AGENCY AGREEMENT EVENTS OF DEFAULT.......................................11

       Section 5.1.        Construction Agency Agreement Events of Default.......................................11
       Section 5.2.        Survival..............................................................................12
       Section 5.3.        Remedies; Remedies Cumulative.........................................................12
       Section 5.4.        Limitation on Construction Agent's Recourse Liability.................................13
       Section 5.5.        Construction Agent's Right to Purchase................................................14

ARTICLE VI                 NO CONSTRUCTION AGENCY FEE; RETURN OF EXCESS AMOUNTS..................................15

       Section 6.1.        No Construction Agency Fee............................................................15
       Section 6.2.        Return of Excess Amounts..............................................................15

ARTICLE VII                LESSOR TRUST'S RIGHT TO CURE CONSTRUCTION AGENT'S DEFAULTS............................16


ARTICLE VIII               MISCELLANEOUS.........................................................................16

       Section 8.1.        Notices...............................................................................16
       Section 8.2.        Successors and Assigns................................................................16
       Section 8.3.        Governing Law.........................................................................16
       Section 8.4.        Amendments and Waivers................................................................16
       Section 8.5.        Counterparts..........................................................................16
       Section 8.6.        Severability..........................................................................16
       Section 8.7.        Headings and Table of Contents........................................................17
       Section 8.8.        Knowledge of Lessor Trust.............................................................17
       Section 8.9.        Limitations on Recourse...............................................................17

Exhibit A -- Form of Supplement to Construction Agency Agreement

                          CONSTRUCTION AGENCY AGREEMENT

         CONSTRUCTION AGENCY AGREEMENT, dated as of July 14, 2000 (this "Agreement"), among LODI 2000 DISTRIBUTION TRUST, as the Lessor Trust (the "Lessor Trust"), and R.M.E., INC., a California corporation (the "Company") as the Construction Agent (in such capacity, the "Construction Agent").


                                   WITNESSETH:

         WHEREAS, the Construction Agent, Lessee, and the Lessor Trust, are parties to that certain Master Lease and Deed of Trust dated of even date herewith (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Master Lease"), and the Lessee and the Lessor Trust are parties to certain Lease Supplements entered into from time to time, pursuant to which the Lessee has agreed to lease from the Lessor Trust, and the Lessor Trust agreed to lease to the Lessee, the Property;

         WHEREAS, the Lessor Trust and the Construction Agent are also parties to that certain Participation Agreement dated of even date herewith (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among the Lessee (as Lessee and Construction Agent), the Certificate Holders, the Agent Certificate Holder, the Owner Trustee, the Lessor Trust, the Guarantor, the Lenders, the Administrative Agent and the Arranger; and

         WHEREAS, subject to the terms and conditions hereof, (i) the Lessor Trust desires to appoint the Construction Agent as its sole and exclusive agent for the construction of Improvements, the identification of and assistance with the acquisition of Land and leasehold interests therein, and the construction of Improvements on such Land in accordance with the Plans and Specifications, each of the foregoing pursuant to the Participation Agreement, and (ii) the Construction Agent desires, for the benefit of the Lessor Trust, to undertake the foregoing activities and to cause Improvements to be constructed in accordance with the Plans and Specifications and pursuant to the Participation Agreement and this Agreement, in each case in accordance with the terms herein set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1. Defined Terms. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A to the Participation Agreement for all purposes hereof (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules of interpretation set forth in Appendix A shall apply to this Agreement.

                                   ARTICLE II
                        APPOINTMENT OF CONSTRUCTION AGENT

     Section 2.1. Appointment. Pursuant to and subject to the terms and conditions set forth herein and in the Participation Agreement and the other Operative Documents, the Lessor Trust hereby irrevocably designates and appoints the Construction Agent as its exclusive agent for (a) the identification of and assistance with the acquisition of Land including leasehold interests therein, and (b) the construction of the Improvements on such Land in accordance with the Plans and Specifications therefor. The Construction Agent may execute any of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact, and the Construction Agent shall enter into such agreements with architects and contractors as the Construction Agent deems necessary or desirable for the construction of Improvements pursuant hereto (such agreements, collectively, the "Construction Documents"); provided, however, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement.

     Section 2.2. Acceptance. The Construction Agent hereby unconditionally accepts the designation and appointment as Construction Agent, and agrees to perform such functions as set forth herein and in the other Operative Documents.

     Section 2.3. Supplements to this Agreement. On each Acquisition Date, the Lessor Trust and the Construction Agent shall each execute and deliver a supplement to this Agreement in the form of Exhibit A attached hereto with respect to the Property being acquired, appropriately completed, pursuant to which the Lessor Trust and the Construction Agent shall, among other things, each acknowledge and agree that the construction of applicable Improvements and development of Property will be governed by the terms of this Agreement. Following the execution and delivery of a supplement to this Agreement as provided above, such supplement and all supplements previously delivered under this Agreement shall constitute a part of this Agreement.

     Section 2.4. Term. This Agreement shall commence on the date hereof and shall, except as otherwise provided in Section 2.7(f) and subject to Section 5.2, terminate with respect to any given Property upon the first to occur of:

          (a) payment of the Lease Balance for such Property and termination of the Lease Supplement and Master Lease with respect to such Property by the Lessee in accordance with Article XVIII of the Master Lease or Section 5.5 of this Agreement;

          (b) the Expiration Date or other expiration or earlier termination of the Master Lease with respect to such Property;

          (c) termination of this Agreement pursuant to Article V hereof; and

          (d) the Completion Date with respect to such Property.

          Section 2.5. Construction Documents. On or prior to the Acquisition Date for any Uncompleted Property under the Participation Agreement:

          (a) the Lessor Trust and Construction Agent shall execute and deliver a Supplement to this Agreement in the form of Exhibit A hereto with respect to such Property, appropriately completed, pursuant to which the Lessor Trust (on behalf of the Agent Certificate Holder) and the Construction Agent shall, among other things, each acknowledge and agree that the construction of the applicable Improvements and development of such Property will be governed by the terms of this Agreement and, following the execution and delivery of such Supplement to this Agreement, such Supplement and all Supplements previously delivered under this Agreement shall constitute a part of this Agreement; and

          (b) the Construction Agent will execute and deliver to the Lessor Trust the Construction Documents Assignment, pursuant to which the Construction Agent assigns to the Lessor Trust, for its benefit and the benefit of the Participants and the Administrative Agent, among other things, all of the Construction Agent's rights under and interest in all Construction Documents relating to such Property.

         Section 2.6. Scope of Authority. (a) Subject to the terms, conditions, restrictions and limitations set forth in the Operative Documents, each of the Agent Certificate Holders and the Lessor Trust hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees for the benefit of the Participants, to take all action necessary or desirable for the performance and satisfaction of all of the Construction Agent's obligations hereunder, including, without limitation:

          (i) the identification and assistance with the acquisition of Land and the acquisition of the related Improvements in accordance with the terms and conditions of the Participation Agreement;

          (ii)   overseeing,   directing,   supervising   and   monitoring   the
     development, design, construction and equipping of the Property;

          (iii) negotiating and entering into all contracts or arrangements to procure the equipment necessary to develop the Property and construct Improvements;

          (iv) obtaining all necessary permits, licenses, consents, approvals and other authorizations, including those required under Applicable Law (including Environmental Laws), from all Governmental Authorities in connection with the development and construction of the Improvements on each parcel of Land subject to any Lease Supplement in a timely manner and in accordance with the applicable Plans and Specifications;

          (v)   maintaining   all  books  and  records   with   respect  to  the
     construction, operation and management of the Property; and

          (vi) performing any other acts necessary in connection with identification and acquisition of the Property and Improvements and the construction and development of Improvements in accordance with the applicable Plans and Specifications.

         (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract which would, directly or indirectly, impose any liability or obligation on any Participant for which such Participant, as the case may be, is not indemnified by the Construction Agent or the Lessee under this Agreement or any of the other Operative Documents. AS BETWEEN THE PARTICIPANTS AND THE OTHER INDEMNITIES, ON THE ONE HAND, AND THE CONSTRUCTION AGENT, ON THE OTHER HAND, THE CONSTRUCTION AGENT SHALL BE RESPONSIBLE FOR THE ACTS AND OMISSIONS OF ITS SUBCONTRACTORS AND OTHER AGENTS.

         (c) Subject to the terms and conditions of this Agreement and the other Operative Documents, the Construction Agent shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction of the Improvements.

     Section 2.7. Covenants of the Construction Agent. The Construction Agent hereby covenants and agrees with respect to each Uncompleted Property that it will:

               (a) notify the Lessor Trust in writing not less than ten (10) Business Days after the occurrence of each Force Majeure Event with respect to such Property;

               (b) cause the Completion Date for such Property to occur on or prior to the Outside Completion Date for such Property; provided that it shall have no obligation to pay for Construction Costs unless it is entitled to be reimbursed for such Construction Costs pursuant to the Participation Agreement;

               (c) cause all Liens on such Property (including, without limitation, Liens or claims for materials supplied or labor or services performed in connection with the Construction of the Improvements), other than Permitted Property Liens, to be discharged or bonded off if disputed in good faith by the Construction Agent;

               (d) cause all Improvements to be constructed (x) substantially in accordance with the applicable Plans and Specifications (as revised or amended in accordance with Section 3.2), (y) in compliance with all Requirements of Law and (z) in compliance with all Insurance Requirements;

               (e) ensure that the Land shall be in compliance with all Requirements of Law, and fit for use as wine production, distribution or storage facilities;

               (f) cause the Initial  Construction  Date to occur within  twelve
          (12) months of the Acquisition Date and in any event prior to the date twelve (12) months before the Interim Termination Date;

               (g) cause the aggregate Property Cost for such Property not to exceed 110% of the sum of the Land Acquisition Cost and the Estimated Improvement Costs for such Property; provided that it shall have no obligation to pay for Construction Costs unless it is entitled to be reimbursed for such Construction Costs pursuant to the Participation Agreement; and

               (h) as between the parties to the Operative Documents, maintain such Property in safe condition free from injury or mishaps to third Persons.

     Section 2.8. Insurance. (a) During the Interim Lease Term with respect to each Property, the Construction Agent shall procure and carry, the insurance described in Section 13.1 of the Master Lease for the risks insured arising from the acts or omissions of the Construction Agent while located on, in possession of, or controlling or acting or failing to act with respect to such Property. The premium for any such coverage maintained by the Construction Agent for each Property shall be a Construction Cost paid with the proceeds of an Advance; provided however that the Construction Agent shall pay or cause to be paid such premium on behalf of the Lessor Trust and Agent Certificate Holder if the conditions precedent for such Advance cannot be met at the time such premium is due and payable. The Construction Agent acknowledges and agrees in this connection that each Property is in its control and possession during the Interim Lease Term therefore, it is responsible as Construction Agent for the acts and omissions of its subcontractors and agents and that it has agreed to maintain each Property free from injury and mishap to third Persons.

     (b) During the Interim Lease Term with respect to each Property, the Construction Agent shall in the construction of Improvements on such Property and the operation of such Property, comply with applicable worker's compensation laws.

     (c) During the Interim Lease Term with respect to each Property the Construction Agent shall also maintain or cause to be maintained, and keep in force, a policy or policies of builder's "all risk" insurance with respect to such Property that is insurable and that is insured by Lessee for wine production, distribution or storage facilities owned by it in its ordinary course of business, insuring the interest of the Lessor Trust and Agent Certificate Holder in such Property in an amount equal to the greater (x) the replacement value of such Improvements and (y) the aggregate cost of the construction of the Improvements, including costs that may be required to cause Property to be reconstructed and then current Requirements of Law and in amounts sufficient to fund all interest, Yield and fees accruing on the Loans and Certificate Holder Amounts or otherwise payable during the Interim Lease Term for such Property. The premium for any such coverage maintained by the Construction Agent shall be a Construction Cost paid with the proceeds of an Advance; provided, however, that the Construction Agent shall pay or cause to be paid such premium on behalf of the Lessor Trust and Agent Certificate Holder if the conditions precedent for such Advance cannot be met at the time such premium is due and payable.

     (d) The insurance required to be maintained under Section 2.8(a) may be subject to deductible amounts and self-insured retentions as is consistent with the Construction Agent's or its Affiliates practice for other properties similar to the applicable Property owned or leased by the Construction Agent or the Affiliates of the Construction Agent, and may be carried under blanket policies maintained by or on behalf of the Construction Agent so long as such policies otherwise comply with the provisions of this Section 2.8. The insurance required to be maintained pursuant to Section 2.8(c) shall contain no deductible amount, unless the Required Participants otherwise agree. In the event that the Required Participants in their sole discretion, agree to permit a deductible amount under the policy required pursuant to Section 2.8(c), the reduction in any recovery pursuant to any such permitted deductible shall be a Construction Cost paid with the proceeds of an Advance; provided, however, that the Construction Agent shall pay to the Lessor Trust (for the benefit of the Agent Certificate Holders) an amount equal to the deductible if the conditions precedent for an Advance cannot be met at the time such deductible amount shall be payable; subject to the limitations set forth in Section 5.4 hereof.

     (e) All insurance  required to be carried  pursuant to the  requirements of
Section 2.8(a) or 2.8(c) shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Construction Agent which is rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policy holder rating of "A-" or better and a financial size rating of at least "VII" or be otherwise acceptable to the Lenders and the Agent Certificate Holders. All insurance required under Section 2.8(a) or 2.8(c) shall provide in the policy or by special endorsement that:

               (i) in the case of insurance required by Section 2.8(a), each Participant, the Lessor Trust and Administrative Agent are included as additional insureds, and in the case of insurance required by Section 2.8(c), naming the Participants as their interest may appear and naming the Administrative Agent as loss payee and showing a standard form mortgagee endorsement in favor of the Participants;

               (ii) such policy will not be invalidated should the Construction Agent waive, in writing, prior to a loss, any and all rights of recovery against any party for losses covered by such policy (and the Construction Agent hereby waives any and all such rights against the Agent Certificate Holders and the Lenders to the extent of payments made under such policies);

               (iii) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of any Participant, the Lessor Trust or the Administrative Agent and shall provide that no such Person shall have any obligation or liability for payments of premiums;

               (iv) the respective interests of the Participants, the Lessor Trust and the Administrative Agent under all insurance policies required hereunder shall not be invalidated or reduced by any act or omission (including breach of warranty) or negligence of the Lessee or the Construction Agent or any other Person (other than, with respect to any such insured, such insured) and such insurance shall insure each Participant, the Lessor Trust and Administrative Agent as their interest may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee, the Construction Agent or any other Person (other than, with respect to any such insured, such insured);

                   (v) if the insurers cancel such insurance for any reason whatsoever or any materially adverse change is made in policy terms or conditions, or if such insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to the Participants, the Lessor Trust and the Administrative Agent for thirty (30) days after receipt by the Participants, the Lessor Trust and the Administrative Agent, respectively, of written notice from such insurers or such cancellation, change or lapse; and

               (vi) with respect to all liability insurance, in as much as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

     (f) The Construction Agent shall pay or cause to be paid, as they become due all premiums for the insurance required hereunder, and shall renew or replace, or cause to be renewed or replaced, each policy prior to the expiration date thereof; provided that the Construction Agent shall be entitled to reimbursement therefor as a Construction Cost.

     (g) Throughout the Interim Lease Term for each Property, the Construction Agent shall, upon request therefor from the Agent Certificate Holder or the Administrative Agent, deliver to the Agent Certificate Holder and the Administrative Agent certificates of insurance evidencing that all insurance required by this Section 2.8 is being maintained by the Construction Agent and is in effect.

     Section 2.9. Plans and Specifications; Estimated Improvement Cost. The Construction Agent hereby represents and warrants to each Participant with respect to each Property from time to time subject to a supplement to this Agreement that:

               (a) set forth on Schedule II to each supplement to this Agreement shall be a true, correct and complete copy of the Plans and Specifications for the Property described in such supplement, as in effect on the date thereof; and

               (b)  set  forth  in each  supplement  to  this  Agreement  as the
          "Estimated Improvement Costs" shall be the amount which the Construction Agent in good faith expects, as of the applicable Acquisition Date, to be expended for Construction of the Improvements described in such supplement to achieve Completion.

                                   ARTICLE III
                                THE IMPROVEMENTS

     Section 3.1. Construction. The Construction Agent shall cause the Improvements located on any Property to be constructed, equipped, maintained and used (x) in compliance in all material respects with all Requirements of Law and
(y) in compliance with all Insurance Requirements.

     Section 3.2. Amendments; Modifications. (a) The Construction Agent may, subject to the conditions, restrictions and limitations set forth herein and in the other Operative Documents, at any time during the Interim Lease Term for any Property, amend or modify the Plans and Specifications for such Property without the consent of the Lessor Trust (at the direction of the Agent Certificate Holder); provided, however, that the prior written consent of the Lessor Trust (at the direction of the Agent Certificate Holder) will be required if such revision, amendment or modification, when taken together with any previous or contemporaneous revision, amendment or modification to such Plans and Specifications, could reasonably be expected to: (w) result in the Completion Date of the applicable Property occurring after the Outside Completion Date, (x) result in the Property Cost for such Property exceeding 110% of the sum of the Land Acquisition Cost for such Property and the Estimated Improvement Costs for such Property, (y) reduce the Fair Market Sales Value as set forth in the Appraisal of such Property in a material respect when completed, or (z) cause the Improvements to vary in any material respect from the assumptions with respect to use, operation and construction set forth in the Appraisal of such Property delivered in connection with the Acquisition Date therefore; provided, further, however, that notwithstanding the foregoing, the prior written consent of the Agent Certificate Holders will not be required if, and only to the extent that, such revision, amendment or modification constitutes a Required Modification.

     (b) The Construction Agent may, at any time during the Interim Lease Term for any Property, revise the Estimated Improvement Cost for such Property by delivering to the Administrative Agent a certificate, executed by a Responsible Officer of the Construction Agent, setting forth the revised Estimated Improvement Cost for such Property; provided, however, that, after giving effect to such changed Estimated Improvement Cost, the sum of (x) the Land Acquisition Cost of such Property plus (y) the Property Improvement Cost of such Property as of such date plus (z) such revised Estimated Improvement Cost (without duplication of the Property Improvement Costs in clause (y)) shall not exceed 110% of the Fair Market Sales Value of such Property set forth in the As-Constructed Appraisal thereof.

     Section 3.3. Casualty, Condemnation and Force Majeure Events. If at any time prior to the Completion Date for any Property there occurs a Casualty, Condemnation or a Force Majeure Event with respect to such Property, then, except as otherwise provided in Section 14.2(d) of the Master Lease or Article XV of the Master Lease, in each case the Construction Agent shall promptly and diligently complete the Construction of the Improvements on such Property in accordance with the Plans and Specifications therefor and in compliance with the terms hereof, and cause the Completion Date for such Property to occur on or prior to the Outside Completion Date for such Property.

     Section 3.4. Casualty Occurrences. (a) Losses, if any, with respect to any Property under any property damage policies required to be carried under Section 2.8(c) shall be adjusted with the insurance companies, including the filing of appropriate proceedings, as follows: (x) so long as no Lease Event of Default or Construction Agency Agreement Event of Default shall have occurred and be continuing, and provided that the Lessee is required by the Operative Documents, or has agreed, to repair the damage to the applicable Property, such losses shall be adjusted by the Lessee, and (y) if any Lease Event of Default or Construction Agency Agreement Event of Default shall have occurred and be continuing, or if the Lessee is not required to, and has not agreed, to repair the damage to the applicable Property, such losses shall be adjusted by the Administrative Agent. The party which shall be entitled to adjust losses may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any Casualty; provided, that the Construction Agent shall pay all expenses thereof; subject to Section 5.4 hereof. At the request of the party entitled to adjust any such losses, and at the Construction Agent's sole cost and expense (subject to Section 5.4 hereof), the other party shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The parties hereto agree that this Construction Agency Agreement shall control the rights of the parties hereto in and to any such award, compensation or insurance payment relating to any Casualty affecting any Property during the Interim Lease Term for such Property.

     (b) All proceeds of insurance maintained pursuant to Section 2.8(c) on account of any damage to or destruction of any Property or any part thereof shall be paid over to the Administrative Agent or as it may direct; provided that if no Lease Event of Default, Construction Agency Agreement Event of Default or Event of Loss shall have occurred and be continuing, such funds shall be held by the Administrative Agent in a segregated account and, so long as the Construction Agent is diligently repairing the damage to the applicable Property caused by the applicable Casualty, disbursed to the Construction Agent to effect the repair of the applicable Property.

     Section 3.5. Condemnation Occurrences. (a) The Construction Agent hereby agrees that it shall, within five (5) Business Days after the date on which the Construction Agent shall have notice thereof, give notice to each Participant, the Lessor Trust and the Administrative Agent of each action or proceeding by any Governmental Authority with respect to any actual, pending or threatened Condemnation affecting any Property during the Interim Lease Term thereof. During the Interim Lease Term with respect to each Property, each Participant, the Lessor Trust and the Administrative Agent shall be entitled, to the exclusion of the Construction Agent, to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any Condemnation affecting such Property. The Participants, the Lessor Trust and the Administrative Agent shall consult with the Construction Agent in connection with the foregoing, but the Construction Agent shall have no right to participate in any such negotiation, prosecution, adjustment or appeal unless the Participants, the Lessor Trust and the Administrative Agent consent thereto in their sole discretion.

     (b) During the Interim Lease Term with respect to each Property, all awards, compensation and insurance payments on account of any Condemnation affecting such Property shall be paid directly to the Administrative Agent (as assignee of the Agent Certificate Holders) or, if received by the Lessee, shall be held in trust for the Participants and shall promptly be paid over by the Lessee to the Administrative Agent. All amounts held by the Administrative Agent on account of any award, compensation or insurance payment described in this
Section 3.5 shall be distributed by the Administrative Agent as follows: (i) if such Condemnation constitutes a Significant Condemnation and the Agent Certificate Holders (at the direction of the Required Participants) shall have delivered a Partial Termination Notice pursuant to Section 15.1 of the Master Lease and such Affected Property is the subject of an Event of Loss Purchase, the Administrative Agent shall apply such amounts toward the Purchase Price of the Affected Property or pay over such amounts to the Lessee, in each case in accordance with Section 15.2(a) of the Master Lease, (ii) if such Condemnation constitutes a Significant Condemnation and the Agent Certificate Holders (at the direction of the Required Participants) shall have delivered a Partial Termination Notice pursuant to Section 15.1 of the Master Lease and such Affected Property is the subject of an Event of Loss Return, the Administrative Agent shall distribute such amounts to the Participants in accordance with
Section 7.7(b) of the Participation Agreement and (iii) if such Condemnation does not constitute a Significant Condemnation or if such Condemnation does constitute a Significant Condemnation but the Agent Certificate Holders shall not have delivered a Partial Termination Notice pursuant to Section 15.1 of the Master Lease, then, in either case, the Administrative Agent (as assignee of the Agent Certificate Holders) shall hold such funds in a segregated account and, so long as the Construction Agent is diligently restoring the applicable Property, disburse such funds from time to time to the Construction Agent to effect the repair of the applicable Property; provided, however, that if a Condemnation occurs during the Interim Lease Term with respect to any Property and a Lease Event of Default or Construction Agency Agreement Default shall have occurred and be continuing, such amounts shall be distributed as set forth in Article VII of the Participation Agreement.


                                   ARTICLE IV
                                PAYMENT OF FUNDS

         Section 4.1. Funding of Land Acquisition Cost and Property Improvement Costs. (a) In connection with the acquisition of each Property and during the course of the construction of the Improvements on any Property, the Construction Agent may request that the Lessor Trust advance funds (out of funds provided by the Lessor Trust and the Lenders) for the payment of the Land Acquisition Cost or Construction Costs, and the Lessor Trust will comply with such request to the extent provided for under, and subject to the conditions, restrictions and limitations contained in, the Participation Agreement. The Construction Agent and the Lessor Trust acknowledge and agree that the Construction Agent's right to request funds and the obligation of the Lessor Trust to advance funds for the payment of the Land Acquisition Cost and Construction Costs is subject in all respects to the terms and conditions of the Participation Agreement and each of the other Operative Documents.

     (b) The proceeds of any funds made available to the Lessor Trust by the Agent Certificate Holders and the Lenders to pay the Land Acquisition Cost or Construction Costs shall be made available to the Construction Agent in accordance with the Funding Request relating thereto and the terms of the Participation Agreement. The Construction Agent agrees that such proceeds will be used solely to pay the Land Acquisition Cost or Construction Costs, as the case may be, set forth in the Funding Request relating to such funds.


                                    ARTICLE V
                 CONSTRUCTION AGENCY AGREEMENT EVENT OF DEFAULT

     Section 5.1. Construction Agency Agreement Events of Default. The occurrence of any one or more of the following events (whether such events shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decry or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Construction Agency Agreement Event of Default"):

                    (a) the Construction Agent fails to apply any funds advanced to it under the Operative Documents for the payment of Land Acquisition Costs, Construction Costs or Transaction Expenses to the payment of Land Acquisition Costs, Construction Costs or Transaction Expenses; or

                    (b) any Lease Event of Default  shall have  occurred  and be continuing beyond the applicable cure period, if any; or

                    (c) (i) the Construction Agent, the Guarantor or any Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Construction Agent, the Guarantor or any Material Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Construction Agent, the Guarantor or any Material Subsidiary, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or
               (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (iii) there shall be commenced against the Construction Agent, the Guarantor or any Material Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) the Construction Agent, the Guarantor or any Material Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i),
               (ii) or (iii) above; or (v) the Construction Agent, the Guarantor or any Material Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                    (d) (i) the  Construction  Agent  shall  fail to  cause  the
               Completion Date for any Property to occur on or prior to the Outside Completion Date for such Property; or (ii) the Construction Agent shall cause or permit any Improvements to be constructed and equipped in a manner which (x) violates in any material respect any Requirement of Law or Insurance Requirements or (y) deviates in any material respect from the Plans and Specifications; or (iii) the insurance required to be maintained pursuant to Section 2.8 shall fail to be in full force and effect or shall fail to comply with the requirements of Section 2.8 and, with respect to insurance which has not lapsed, such failure is not cured with 15 days of notice thereof from Lessor Trust to Construction Agent; or

                    (e) the Construction  Agent shall fail to perform or observe any covenant or agreement (other than any covenant or agreement described in clause (a) or (d) above) to be performed or observed by it under this Agreement and such failure shall continue for a period of thirty (30) days after the earlier of (i) the date on which the Construction Agent shall have knowledge of such failure and (ii) receipt by the Construction Agent of a written notice from the Lessor Trust or the Administrative Agent with respect thereto.

     Section  5.2.  Survival.  The  termination  of this  Agreement  pursuant to
Section 5.3 or 5.5 shall in no event relieve the Construction Agent of its liabilities and obligations hereunder which accrued prior to such termination, or which arise as a result of such termination, all of which shall survive any such termination.

     Section 5.3. Remedies; Remedies Cumulative. (a) Upon the occurrence and continuance of any Construction Agency Agreement Event of Default of the type described in Section 5.1(c), all Commitments shall automatically terminate and the Lessee shall immediately become obligated to pay the then outstanding amount of the Lease Balance together with all accrued and unpaid Basic Rent and Supplemental Rent, without presentment, demand, protest, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or any other Operative Document to the contrary notwithstanding. After the occurrence and continuance of any other Construction Agency Agreement Event of Default, the Lessor Trust or the Administrative Agent, as applicable (at the direction of the Required Participants) may by written notice to the Lessee or the Construction Agent, immediately (x) terminate all Commitments, (y) terminate this Agreement (and upon the giving of such notice, this Agreement shall terminate and all rights of the Construction Agent and all obligations of the Lessor Trust and the Agent Certificate Holders under this Agreement (as the case may be) shall cease) and/or (z) subject to the limitations imposed under Section 5.4, accelerate the Lease Balance and all other amounts due and owing by the Lessee and the Construction Agent under the Operative Documents and, upon any such notice of acceleration, the Lessee shall, subject to the limitations imposed under Section 5.4, immediately become obligated to pay the then outstanding amount of the Lease Balance together with all accrued and unpaid Basic Rent and Supplemental Rent.

     (b) (i) If (x) a Construction Agency Agreement Event of Default shall have occurred and be continuing under Section 5.1(a) or 5.1(c) or (y) as a result of the Construction Agent's fraudulent or illegal acts or fraudulent or illegal omissions or willful misconduct, any other Construction Agency Agreement Event of Default shall have occurred and be continuing, the Lessor Trust shall have all rights and remedies available under the Operative Documents (including under Section 16.2 of the Master Lease) or available at law, equity or otherwise.

               (ii) If a Construction Agency Agreement Event of Default shall have occurred and be continuing under Section 5.1(b), 5.1(d) or 5.1(e), other than as a result of Construction Agent's fraudulent or illegal acts or fraudulent or illegal omissions or willful misconduct, the Lessor Trust and Administrative Agent shall, at the direction of the Required Participants, have the right to require the Lessee to relinquish all of its right, title and interest in, to and under the applicable Property to the Agent Certificate Holders and to pay to the Administrative Agent (as assignee of the Agent Certificate Holders) the Construction Recourse Amount for such Property plus the Land Shortfall Amount for such Property (any such event, a "Construction Return"). Under such circumstances, the Lessee shall, in accordance with the procedures set forth in Section 16.6 of the Master Lease, convey to the Agent Certificate Holders all of the Lessee's right, title and interest in, to and under the applicable Property, and deliver to the Lessor Trust and each Agent Certificate Holders appropriate statements of termination.

     (c) No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Participant, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and in the other Operative Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     (d) The Construction Agent shall pay upon demand all reasonable costs, expenses, losses, expenditures and damages (including, without limitation, attorneys' fees) incurred by or on behalf of any Participant or any Agent in connection with any Construction Agency Agreement Event of Default; subject to the limitations of Section 5.4 hereof.

     Section 5.4. Limitation on Construction Agent's Recourse Liability. Notwithstanding anything contained herein or in any other Operative Document to the contrary, upon the occurrence and during the continuance of a Construction Agency Agreement Event of Default, including any Lease Event of Default, with respect to any Property described in Section 5.1(b), 5.1(d) or 5.1(e) (other than as a result of the Construction Agent's fraudulent or illegal acts or fraudulent or illegal omissions or willful misconduct), the aggregate maximum recourse liability of the Construction Agent to the Agent Certificate Holders or any Person claiming by, through or under the Agent Certificate Holders under the Operative Documents, including specifically but without limitation, the Participants, with respect to any damages which relate to or arise from such Construction Agency Agreement Event of Default shall be limited to the Construction Recourse Amount plus the Land Shortfall Amount for the applicable

Property; provided, however, that the foregoing shall not limit or otherwise affect the Construction Agent's obligations under Sections 13.1 and 13.3 of the Participation Agreement or the Construction Agent's obligation to return the applicable Property or Properties in accordance with the procedures set forth in
Section 16.6 of the Master Lease (and the foregoing shall not limit or otherwise affect any payments or amounts payable by the Construction Agent with respect to any damages incurred by the Administrative Agent or any Participant as a result of any failure by the Construction Agent to so return the applicable Property or Properties); and provided, further, that the Construction Agent shall fully indemnify the Lessor Trust for all Liens (other than Lessor Liens, those Permitted Property Liens in clauses (i), (vii), (ix) and (x) of the definition thereof, and the Liens of the Lessor Mortgage) on such Property on the date of such relinquishment to the extent such Liens were caused by the Construction Agent and arose from events unrelated to the Construction of such Property in accordance with this Construction Agency Agreement. The Construction Agent nonetheless acknowledges and agrees that the Agent Certificate Holders (and Persons claiming by, through or under the Agent Certificate Holders) shall be entitled to recover from the applicable Property (including through any reletting and/or sale of such Property or any portion thereof) the entire outstanding Property Cost of such Property, all accrued and unpaid interest, Yield and other amounts then due and owing to the Agent Certificate Holders, any other Participant, the Administrative Agent or any other Person under the Operative Documents and all other costs and expenses of the Agent Certificate Holders, the other Participants and the Administrative Agent incurred in connection with such Property (including without limitation, any costs incurred in connection with the construction of the Improvements and/or any reletting or sale of such Property or any portion thereof) from and after the date of such return.

     Section 5.5. Construction Agent's Right to Purchase. In the event that a Construction Agency Agreement Event of Default (other than a Construction Agency Agreement Event of Default under Section 5.1(c)) with respect to any Property shall have occurred and be continuing, the Construction Agent may purchase the applicable Property for a price equal to the Property Cost of such Property then outstanding on the date of such purchase plus all accrued and unpaid Basic Rent plus any Supplemental Rent due and owing under Section 13.10 of the Participation Agreement or any other Section of the Participation Agreement by exercising its Purchase Option in accordance with Section 18.1 of the Master Lease; provided that the Construction Agent shall have given written notice of its intention to do so within five (5) days after the occurrence of such Event of Default and provided, further, that the Construction Agent shall purchase the applicable Property and pay all amounts due in connection therewith within fifteen (15) days after the occurrence of such Construction Agency Agreement
Event of Default. The Construction Agent's purchase of any Property in accordance with this Section 5.5 and in accordance with Section 18.1 of the Master Lease shall be deemed to cure the applicable Construction Agency Agreement Event of Default to the extent relating to such Property.

                                   ARTICLE VI
              NO CONSTRUCTION AGENCY FEE; RETURN OF EXCESS AMOUNTS

     Section 6.1. No Construction Agency Fee. All obligations, duties and requirements imposed upon or allocated to the Construction Agent shall be performed by the Construction Agent without payment of any fee, and the Construction Agent shall not be entitled to, and neither any Participant nor the Administrative Agent shall have any obligation to make or pay any fee, compensation or reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to the Participants and the Administrative Agent entering into the Participation Agreement, the other Operative Documents and the transactions contemplated thereby.

     Section  6.2.  Return  of Excess  Amounts.  (a) If,  in  connection  with a
Construction Return, the Lessee and Construction Agent pays the Construction Recourse Amount and, if applicable, the Land Shortfall Amount for any Property and relinquishes all of its interest in such Property, in each case in accordance with the provisions hereof, and, at any time thereafter, the Administrative Agent shall have received as of any date of determination (whether through the Lessee's payment of such Construction Recourse Amount and Land Shortfall Amount or through the sale of such Property to a third party) an amount exceeding the sum of the following: (i) the Property Balance of such Property on the date of such determination, (ii) all accrued interest on the Loans made with respect to such Property and all accrued Yield on the Agent Certificate Holders Amounts made with respect to each Property, in each case to the extent accrued and unpaid on or prior to such date of determination, (iii) if such date of determination occurs after the Expiration Date, an Imputed Return on each Participant's outstanding Loans or Agent Certificate Holders Amounts made with respect to such Property, during the period from the Expiration Date to such date of determination, (iv) all costs and expenses (including, without limitation, legal costs and attorneys' fees) of the Participants and the Administrative Agent incurred in connection with such Property (including, without limitation, all costs and expenses incurred in connection with the payment of any Construction Costs, Completion Costs and Construction Termination Costs relating to such Property, the construction of any Improvements on such Property and any reletting or sale of such Property or any portion thereof) and (v) all other amounts owing to the Participants and the Administrative Agent under the Operative Documents, to the extent relating to such Property or allocable to such Property, then the Administrative Agent shall pay such excess over to the Construction Agent.

     (b) If any Uncompleted Property is sold by the Administrative Agent to a third party and, on or prior to such sale, the Construction Agent engages an appraiser, at the Construction Agent's sole cost and expense, to appraise the Appraised Value of such Property, then, to the extent (if any) that the Appraised Value of the Land portion of such Property exceeds the sum of the Land Acquisition Cost therefor and the Imputed Return on such Land Acquisition Cost during the period from the occurrence of the applicable Construction Agency Agreement Event of Default to the date of such sale, the Administrative Agent shall remit such excess to the Construction Agent promptly after the Administrative Agent's receipt of proceeds of such sale.

                                   ARTICLE VII
           LESSOR TRUST'S RIGHT TO CURE CONSTRUCTION AGENT'S DEFAULTS

         Each Agent Certificate Holder (acting through the Lessor Trust), without waiving or releasing any obligation or Construction Agency Agreement Event of Default, may (but shall be under no obligation to), remedy any Construction Agency Agreement Event of Default for the account of and at the sole cost and expense of the Construction Agent (subject to Section 5.4). All reasonable out of pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor Trust or applicable Agent Certificate Holder, shall be paid by the Construction Agent (subject to Section 5.4 hereof) to such Person on demand.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.1. Notices. All notices, consents, directions, approvals, instructions, requests, demands and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of, Section 15.3 of the Participation Agreement.

         Section 8.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Agent Certificate Holder, Lessor Trust, the Construction Agent and their respective successors and permitted assigns. The Construction Agent may not assign this Construction Agency Agreement except in accordance with the terms of Section 6.1 of the Master Lease.

     Section 8.3. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     Section 8.4. Amendments and Waivers. This Agreement may not be amended, supplemented or modified except in accordance with the provisions of Section
15.5 of the Participation Agreement.

     Section 8.5. Counterparts. This Agreement may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 8.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.7. Headings and Table of Contents. The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 8.8. Knowledge of Lessor Trust. For all purposes of this Agreement and the other Operative Documents, neither the Agent Certificate Holder nor the Lessor Trust shall be deemed to have knowledge of any Construction Agency Agreement Event of Default unless the Lessor Trust or the Agent Certificate Holder receives written notice thereof given by the Construction Agent, the Administrative Agent or any Participant.

     Section 8.9. Limitations on Recourse. The parties hereto agree that except as specifically set forth in the Master Lease or in any other Operative Document, neither the Lessor Trust nor the Agent Certificate Holders shall have any personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of the Master Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor Trust's or the Agent Certificate Holders in the Properties; provided, however, that the Lessor Trust and each of the Agent Certificate Holders shall be liable in its individual capacity:

               (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds, including, without limitation, failure to make Advances to the Lessee or Construction Agent as contemplated by the Operative Documents),

               (b) for breach of any of its representations, warranties or covenants under the Operative Documents, including, without limitation, any failure to convey the Properties to the Lessee pursuant to the Operative Documents, or

               (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Agent Certificate Holders as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence:

                    (i) neither the Lessor Trust nor the Agent Certificate Holders shall have any personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents;

                    (ii) all  obligations  of the  Lessor  Trust and each  Agent
               Certificate Holder to the Lessee are solely nonrecourse obligations except to the extent that the Lessor Trust or such Agent Certificate Holder has received payment from others; and

                    (iii) all such  personal  liability  of the Lessor Trust and each such Agent Certificate Holder is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor Trust and each such Agent Certificate Holder.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LODI 2000 DISTRIBUTION TRUST, as Lessor
                                         Trust

                                        By: FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee

                                        By:
                                           Name:
                                           Title:



                                        R.M.E., INC., as Construction Agent



                                        By
                                          Name:
                                          Its:

                                    EXHIBIT A
                        TO CONSTRUCTION AGENCY AGREEMENT

                Supplement No. 1 to Construction Agency Agreement

                        (San Joaquin County, California)

     THIS SUPPLEMENT NO. ____ (this "Supplement") to Construction Agency Agreement, dated as of July 14, 2000, between LODI 2000 DISTRIBUTION TRUST, a grantor trust, as the Lessor Trust (the "Lessor Trust"), and R.M.E., INC., a California corporation (in its capacity as construction agent, the "Construction Agent"). Capitalized terms used but not otherwise defined in this Supplement have the respective meanings specified in Appendix A to the Participation Agreement, dated as of July 14, 2000, among R.M.E., Inc., as Lessee, the Construction Agent, the Guarantor, the Owner Trustee, the Lessor Trust, the Certificate Holders, the Agent Certificate Holder, the various financial institutions as are or may from time to time become Lenders thereunder (collectively, the "Lenders"), Harris Trust and Savings Bank, as Administrative Agent (the "Administrative Agent") and as Arranger (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"); and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Supplement.


                                   WITNESSETH:

     WHEREAS, the Lessor Trust and the Construction Agent are parties to that certain Construction Agency Agreement, dated as of July 14, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Construction Agency Agreement"), pursuant to which (i) the Lessor Trust has appointed the Construction Agent as its sole and exclusive agent in connection with the identification and acquisition of the Land and leasehold interests therein and Construction of Improvements in accordance with the Plans and Specifications, and (ii) the Construction Agent has agreed, for the benefit of the Lessor Trust, to cause the construction of Improvements to be completed in accordance with the Plans and Specifications; and

     WHEREAS, subject to the terms and conditions of the Construction Agency Agreement, the Lessor Trust and the Construction Agent desire that the terms of the Construction Agency Agreement apply to the Property (the "Subject Property") located on the parcel of Land described in Schedule I and wish to execute this Supplement to provide therefor;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

          1. The Construction Agent agrees to act as Construction Agent and to perform its obligations under the Construction Agency Agreement in connection with the completion of construction of the Improvements on the Land described in Schedule I in accordance with the Plans and Specifications listed in Schedule II.

          2. Each of the Lessor Trust and the Construction Agent acknowledges and agrees that the construction of Improvements and development of the Subject Property shall be governed by the terms of the Construction Agency Agreement.

          3. The Estimated Improvement Costs relating to the Subject Property is $___________. The Land Acquisition Cost of the Land described on Schedule I is $____________________.

          4. This Supplement shall, upon its execution and delivery, constitute a part of the Construction Agency Agreement.

     THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE GOVERNED by, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LODI 2000 DISTRIBUTION TRUST, as Lessor
                                         Trust

                                        By: FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee


                                        By
                                          Name:
                                          Title:



                                        R.M.E., INC., as Construction Agent


                                        By
                                          Name:
                                          Title:

                                   SCHEDULE I

                   TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT


                            LEGAL DESCRIPTION OF LAND

                                   SCHEDULE II

                   TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT


                            PLANS AND SPECIFICATIONS

                        CONSTRUCTION DOCUMENTS ASSIGNMENT

     FOR VALUE RECEIVED, and to secure the performance by R.M.E., INC., a California corporation, of all of its obligations under that certain Master Lease and Deed of Trust, dated as of July 14, 2000 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Master Lease"), R.M.E., INC., a California corporation (hereinafter referred to as either the "Construction Agent" or "Assignor"), does hereby quitclaim, sell, assign, transfer and set over unto the Lessor Trust all of the Construction Agent's right, title and interest in and to the following to the extent assignable and transferable (referred to collectively herein as the "Construction Documents"):

               (i) all construction contracts or management agreements relating to the Construction with respect to any Property, as each such agreement may hereafter be amended, supplemented, amended and restated or otherwise modified from time to time (collectively, the "Construction Contracts");

               (ii) all architectural services agreements pertaining to the Construction, as each such agreement may hereafter be supplemented, modified or amended from time to time (collectively, the "Architect's Agreements");

               (iii) all plans, specifications and drawings of any and every kind heretofore or hereafter prepared for use in connection with the Construction of the Property (including, without limitation, the Plans and Specifications), and any supplements, amendments or modifications thereto (collectively, the "Plans"); and

               (iv) all building and other permits, licenses and governmental approvals which are necessary or useful to the commencement and completion of the Construction, or otherwise relate to the Construction, heretofore or hereafter obtained or applied for by or on behalf of the Assignor or any architects, engineers or contractors working on any aspect of the Construction, and any deposits made in connection therewith (collectively, the "Permits");

provided, however, that the Construction Agent does not assign or transfer to the Lessor Trust any Construction Documents whose terms explicitly prohibit any such transfer or assignment (and the intention for such prohibition was not to avoid the assignment and transfer provisions of this Construction Documents Assignment); provided, further, that the Lessor Trust shall not have any obligation or liability of any kind under or with respect to the Construction Documents, either before or after the Lessor Trust's exercise of any rights hereby granted to it.

         This Construction Documents Assignment shall inure to the benefit of the Lessor Trust and each of its successors and permitted assigns, and shall be binding upon the Assignor and its successors and assigns, and shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due the Lessor Trust from the Assignor under or with respect to any of the Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, and all Commitments have terminated, at which time this Construction Documents Assignment will terminate. The Lessor Trust will not exercise any of its rights hereunder until there shall have occurred and be continuing a Lease Event of Default.



                                      1-2

     For purposes of completing the Construction after any Lease Event of Default shall have occurred and be continuing, the Lessor Trust may, subject to the terms of the Operative Documents and subject to any restrictions in the Construction Documents, further assign its right, title and interest in the Construction Documents without the consent of the Assignor or any contractor or architect.

     This Construction Documents Assignment is a present, perfected and absolute assignment; provided, however, that the Lessor Trust shall not have the right to undertake completion of the Construction or directly to enforce the provisions of any Construction Contract or any Architect's Agreement until a Lease Event of Default shall have occurred and be continuing; and provided, further, that unless and until a Lease Event of Default shall have occurred and be continuing, the Construction Agent shall have the right to retain exclusive possession of the Construction Documents but shall provide the Lessor Trust a photocopy of any thereof promptly upon request. During the continuance of any such Lease Event of Default, the Lessor Trust may, without affecting any other right or remedy available to it, exercise its rights under this Construction Documents Assignment as provided herein in any manner permitted by law. If any notice to the Assignor is required by law, such notice shall be deemed commercially reasonable if given at least twenty (20) days prior to the date of intended action.

     This Construction Documents Assignment may be effectively waived, modified, amended or terminated only by a written instrument executed by each of the Lessor Trust and the Assignor. Any such waiver shall be effective only with respect to the specific instance described therein. Delay or course of conduct shall not constitute a waiver of any right or remedy of the Lessor Trust.

     The parties hereto acknowledge and agree that this Construction Documents Assignment is made with the consent of the Administrative Agent on behalf of the Lenders and in recognition of the fact that the Lessor Trust has prior hereto or simultaneously herewith assigned substantially all of its respective rights, title and interest in and to the Master Lease and the Construction Agency Agreement (including this Construction Documents Assignment) in consideration of the Lenders' making of the Loans.

     Capitalized terms used but not otherwise defined in this Construction Documents Assignment have the respective meanings specified in Appendix A to the Participation Agreement dated as of the date hereof among the Lessee and the Construction Agent, the Guarantor, the Lessor Trust, the Lessors, the Lenders, the Administrative Agent and the Arranger (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules of interpretation set forth in such Appendix A shall apply to this Construction Documents Assignment.

     THIS CONSTRUCTION DOCUMENTS ASSIGNMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT OF LAW OR CHOICE OF LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE).



                                      1-3

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Construction Documents Assignment as of this 14th day of July, 2000, pursuant to proper authority duly granted.

                                        R.M.E., INC., as Construction Agent



                                        By
                                                 Name:
                                                 Its:




                                      1-4

================================================================================



                                    GUARANTY


                            dated as of July 14, 2000


                                     made by

                         THE ROBERT MONDAVI CORPORATION


                                   in favor of


                          LODI 2000 DISTRIBUTION TRUST
                                 as Lessor Trust


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                         in its individual capacity and
                                as Owner Trustee


                          HARRIS TRUST AND SAVINGS BANK
                           as Agent Certificate Holder


              HARRIS TRUST AND SAVINGS BANK, BANK OF AMERICA, N.A.
                                  and the other
                VARIOUS FINANCIAL INSTITUTIONS IDENTIFIED HEREIN,
                             as Certificate Holders


                          HARRIS TRUST AND SAVINGS BANK
                             as Administrative Agent

              HARRIS TRUST AND SAVINGS BANK, BANK OF AMERICA, N.A.
                                  and the other
                VARIOUS FINANCIAL INSTITUTIONS IDENTIFIED HEREIN,
                                   as Lenders

================================================================================


                                      1-5


                                TABLE OF CONTENTS

                                                                                                               PAGE
Parties...........................................................................................................1

Recitals..........................................................................................................1

ARTICLE I                  DEFINITIONS............................................................................2

       Section 1.1.        Definitions............................................................................2
       Section 1.2.        U.C.C. Definitions.....................................................................2

ARTICLE II                 GUARANTY PROVISIONS....................................................................2

       Section 2.1.        Guaranties.............................................................................2
       Section 2.2.        Guaranty Absolute......................................................................3
       Section 2.3.        Reinstatement..........................................................................4
       Section 2.4.        Waiver.................................................................................4
       Section 2.5.        Guarantor Benefits.....................................................................5
       Section 2.6.        Consent to Jurisdiction; Waiver of Immunities..........................................6
       Section 2.7.        Bankruptcy.............................................................................6
       Section 2.8.        Payments...............................................................................6

ARTICLE III                REPRESENTATIONS AND WARRANTIES.........................................................6

       Section 3.1.        Representations and Warranties.........................................................6

ARTICLE IV                 COVENANTS..............................................................................7

       Section 4.1.        Covenants..............................................................................7

ARTICLE V                  MISCELLANEOUS PROVISIONS...............................................................7

       Section 5.1.        Operative Document.....................................................................7
       Section 5.2.        Binding on Successors, Transferees and Assigns; Assignment of Guaranty.................7
       Section 5.3.        Amendments.............................................................................7
       Section 5.4.        Addresses for Notices to the Guarantor.................................................7
       Section 5.5.        No Waiver; Remedies....................................................................8
       Section 5.6.        Section Captions.......................................................................8
       Section 5.7.        Setoff.................................................................................8
       Section 5.8.        Severability...........................................................................8
       Section 5.9.        Termination of Guaranty................................................................8
       Section 5.10.       Governing Law..........................................................................8
       Section 5.11.       Waiver of Jury Trial...................................................................8


                                    GUARANTY


     THIS GUARANTY (this "Guaranty"), dated as of July 14, 2000, is made, jointly and severally, by THE ROBERT MONDAVI CORPORATION, a California corporation (the "Guarantor"), in favor of LODI 2000 DISTRIBUTION TRUST (the "Lessor Trust"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee (the "Owner Trustee"), HARRIS TRUST AND SAVINGS BANK, BANK OF AMERICA N.A. and each of the other various financial institutions as are or may from time to time become Lenders under the Loan Agreement pursuant to the terms thereof and of the Participation Agreement (as hereinafter defined) (together with their respective successors and assigns, the "Lenders"), HARRIS TRUST AND SAVINGS BANK, BANK OF AMERICA N.A., and each of the other various financial institutions as are or may from time to time become Certificate Holders under the Participation Agreement pursuant to the terms thereof, as Certificate Holders (the "Certificate Holders"), HARRIS TRUST AND SAVINGS BANK, as Administrative Agent (the "Administrative Agent") and HARRIS TRUST AND SAVINGS BANK, as Agent Certificate Holder (the "Agent Certificate Holder") (each of the Lessor Trust, FIRST SECURITY BANK, NATIONAL ASSOCIATION, the Owner Trustee, the Lenders, the Certificate Holders, the Administrative Agent and the Agent Certificate Holder, together with their respective successors and assigns, being referred to herein collectively as the "Guaranteed Parties").


                                   WITNESSETH:

     WHEREAS, as a condition to the occurrence of the Documentation Date under the Participation Agreement dated as of the date hereof (together with all amendments, supplements, amendments and restatements and other modifications, if any, from time to time thereafter made thereto, the "Participation Agreement"), among the Lessee and Construction Agent, the Guarantor, Lodi 2000 Distribution Trust, as Lessor Trust, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee under Lodi 2000 Distribution Trust, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger, the Guarantor is required to execute and deliver this Guaranty in favor of the Guaranteed Parties; and

     WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Participation Agreement and the other Operative Documents;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Guaranteed Parties to enter into the Participation Agreement and the other Operative Documents, the Guarantor, jointly and severally, agrees, for the benefit of the Guaranteed Parties, as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1. Definitions. Capitalized terms used but not otherwise defined in this Guaranty have the respective meanings specified in Appendix A to the Participation Agreement (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules of interpretation set forth therein shall apply to this Guaranty.

     Section 1.2. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the Uniform Commercial Code as in effect in the State of California are used in this Guaranty, including its preamble and recitals, with such meanings.


                                   ARTICLE II
                               GUARANTY PROVISIONS

     Section 2.1. Guaranties. (a) The Guarantor, as a primary obligor and not as a surety, hereby absolutely, unconditionally and irrevocably guarantees to each of the Guaranteed Parties the following obligations (collectively, the "Guaranteed Obligations"): (i) the due, punctual and full payment by the Lessee, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations and amounts to be paid by the Lessee pursuant to any Operative Document to which the Lessee is or is to be a party, whether for Certificate Holder Amounts, principal, Yield, interest, fees, expenses or otherwise (including all such amounts which would become due and payable by the Lessee but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code, or similar provisions of the Bankruptcy Code); and (ii) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of the Lessee contained in each Operative Document to which the Lessee is or is to be a party in accordance with the terms thereof. Notwithstanding the foregoing or anything else to the contrary contained herein, (y) the Guarantor shall not be obligated to pay under this Guaranty any amounts due from the Lessee under the Master Lease other than such amounts as the Lessee will be obligated to pay under the Master Lease assuming the Master Lease were enforced in accordance with its terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee) and the limitations of Section 16.5 of the Master Lease shall apply to the Guarantor and (2) during the Interim Lease Term of any Uncompleted Property the obligations of the Guarantor hereunder with respect to such Property shall be in favor of the Lessor Trust solely and shall include only those amounts payable pursuant to the Construction Agency Agreement.

     (b) The Guarantor further agrees that it shall indemnify and hold harmless each Guaranteed Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Guaranteed Party in enforcing any rights under this Guaranty.

     (c) This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Guaranteed Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Lessee or any other Person before or as a condition to the enforcement of the obligations of the Guarantor hereunder.

     Section 2.2. Guaranty Absolute. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full and all obligations of the Guarantor hereunder, if any, shall have been paid in full. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of each Operative Document under which they arise, in each case regardless of (but to the extent permitted by) any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guaranteed Party. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

               (a) any lack of validity, legality or enforceability of any Operative Document;

               (b) the failure of any Guaranteed Party:

                    (i) to assert any claim or demand or to enforce any right or remedy against the Lessee, the Agent Certificate Holder or any Certificate Holder or any other Person under the provisions of any Operative Document or otherwise, or

                    (ii) to exercise any right or remedy  against the  Guarantor of, or collateral securing, any Guaranteed Obligations;

               (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any of the Guaranteed Obligations;

               (d) any reduction, limitation, impairment or termination of the Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations or any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Operative Document; provided that any party to any such amendment or modification (whether executing such amendment or modification or bound thereby) shall be bound by such amendment or modification;

               (e) any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Guaranteed Party securing any of the Guaranteed Obligations; or

               (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, or set-off against the Lessee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, any Certificate Holder, any surety or any guarantors, other than a defense that the Guaranteed Obligations have been theretofore paid in full.

     Section 2.3. Reinstatement. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Guaranteed Party, upon the insolvency, bankruptcy or reorganization of the Lessee or otherwise, as though such payment had not been made.

     Section 2.4. Waiver. (a) The Guarantor hereby waives, to the maximum extent permitted by Applicable Law, (i) promptness, diligence, notice of acceptance and any other notice (other than those provided for in the Operative Documents) with respect to any of the Guaranteed Obligations and this Guaranty, and (ii) any requirement that any Guaranteed Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Lessee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, any Certificate Holder or any other Person (including any other guarantor or entity or any collateral securing the Guaranteed Obligations).

     (b) To the maximum extent permitted by Applicable Law, the Guarantor waives the right by statute or otherwise to require the Guaranteed Parties to institute suit against the Lessee or to exhaust any rights and remedies which the Guaranteed Parties have or may have against the Lessee and agrees that all rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law and no failure to or delay in the exercise of any right shall operate as a waiver thereof. In this regard, the Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Guaranteed Parties by the Guarantor. The Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid by the Lessee or the Guarantor, subject to Section 2.3 hereof) of the Lessee or by reason of the cessation from any cause whatsoever of the liability of the Guaranteed Parties in respect thereof.

     (c) The Guarantor agrees that if all or a portion of the Guaranteed Obligations are at any time secured by a deed of trust or mortgage covering interests in real property, the Agent Certificate Holder and Administrative Agent, in their sole discretion, without notice or demand and without affecting the liability of the Guarantor under this Guaranty, may foreclose pursuant to the terms of the Master Lease and the deed of trust or mortgage or security agreement contained therein and the interests in real property secured thereby by non-judicial sale. The Guarantor understands that the exercise by the Agent Certificate Holder and Administrative Agent of certain rights and remedies contained in the Master Lease and any such deed of trust, mortgage or security against provisions contained therein may affect or eliminate the Guarantor's right of subrogation against the Lessee and the Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, the Guarantor hereby authorizes and empowers the Agent Certificate Holder and Administrative Agent to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of the Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of the Master Lease and any deed of trust, mortgage or security agreement contained therein with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, the Guarantor shall remain bound under this Guaranty including its obligation to pay any Guaranteed Obligations not theretofore paid.

     (d) Until the Guaranteed Obligations shall have been indefeasibly paid in full and completely performed, the Lease Balance shall have been fully paid and the Operative Documents shall have terminated, the Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that the Guarantor now has or may hereafter have against the Lessee or any of its assets in connection with this Guaranty or the performance by the Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that the Guarantor now has or may hereafter have against the Lessee, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Guaranteed Parties now have or may hereafter have against the Lessee, and (iii) any benefit of, any right to participate in, any collateral or security now or hereafter held by Agent Certificate Holder or Administrative Agent, and (b) any right of contribution the Guarantor may have against any other guarantor of the Guaranteed Obligations. The Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification the Guarantor may have against the Lessee or against any collateral or security, and any rights of contribution the Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Agent Certificate Holder or Administrative Agent may have against such Lessee, to all right, title and interest, that the Agent Certificate Holder or Administrative Agent may have in any such collateral or security, and to any right that the Agent Certificate Holder or Administrative Agent may have against such other guarantor. Agent Certificate Holder or Administrative Agent may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights that the Guarantor may have, and upon any such disposition or sale of any rights of subrogation the Guarantor may have shall terminate in respect of any such item of collateral or security. If any amount shall be paid to the Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all the Guaranteed Obligations shall not have been indefeasibly paid in full or completely performed, such amount shall be held in trust for Agent Certificate Holder or Administrative Agent and shall forthwith be paid over to Agent Certificate Holder or Administrative Agent for the benefit of the Guaranteed Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

     Section 2.5. Guarantor Benefits. The Guarantor acknowledges that it will receive benefits from the financing and other arrangements contemplated by the Operative Documents and that the waivers and agreements set forth in this Guaranty are knowingly made in contemplation of such benefits.

     Section 2.6. Consent to Jurisdiction; Waiver of Immunities. The Guarantor hereby acknowledges and agrees that it irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of California for the adjudication of any matter arising out of or relating to this Guaranty. The Guarantor hereby waives any objection to any action or proceeding in the United States District Court for the Northern District of California on the grounds of venue or any claim that such court is an inconvenient forum. The Guarantor agrees that a final, unappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of any Guaranteed Party to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

     Section 2.7. Bankruptcy. In the event of a rejection of the Master Lease in a bankruptcy or insolvency proceeding of the Lessee, the Guarantor agrees that it will pay forthwith all payments required to be made by such Lessee under the Master Lease as though such rejection had not occurred.

     Section 2.8. Payments. All payments to be made by the Guarantor hereunder shall be made to the Administrative Agent in Dollars to the Account in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If the Guarantor is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by the Guarantor hereunder, the Guarantor shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, the Administrative Agent and Agent Certificate Holder shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made; provided that any tax on net income or other tax that any Guaranteed Party would have been required to pay had such amounts been received in accordance with the terms of the Operative Documents shall not be taken into account in calculating any amount pursuant to this Section 2.8.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Section 3.1. Representations and Warranties. The Guarantor hereby restates to each Guaranteed Party its representations and warranties set forth in Section
8.2 of the Participation Agreement, which representations and warranties are hereby incorporated by reference.


                                   ARTICLE IV
                                    COVENANTS

     Section 4.1. Covenants. The Guarantor covenants and agrees that, so long as any portion of the Guaranteed Obligations remain unpaid, the Guarantor will, unless the Required Participants shall otherwise consent in writing, perform the obligations set forth in the Participation Agreement applicable to it, which covenants are hereby incorporated by reference.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

     Section 5.1. Operative Document. This Guaranty is an Operative Document executed pursuant to the Participation Agreement and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Participation Agreement.

     Section 5.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Administrative Agent and Agent Certificate Holder on behalf of each Guaranteed Party and their respective, permitted successors and assigns; provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of each Participant.

     Section 5.3. Amendments. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor, Administrative Agent and the Agent Certificate Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.4. Addresses for Notices to the Guarantor. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address set forth on the signature page of the Participation Agreement and deemed received in accordance with the provisions of

Section 15.3 of the Participation Agreement. The Guarantor may designate a new address or facsimile number for receipt of notices hereunder by giving notice of such change to the Administrative Agent in the manner and in accordance with the provisions of Section 15.3 of the Participation Agreement.

     Section 5.5. No Waiver; Remedies. In addition to, and not in limitation of,
Section 2.2 and Section 2.4, no failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     Section 5.7. Setoff. In addition to, and not in limitation of, any rights of any Guaranteed Party under Applicable Law, each Guaranteed Party, upon the occurrence of any Lease Event of Default, and the Administrative Agent and each Lender, upon the occurrence of any Loan Agreement Event of Default, shall have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, to the extent then due, and the Guarantor hereby grants to each Guaranteed Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Guaranteed Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section
4.7 of the Participation Agreement.

     Section 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Section 5.9. Termination of Guaranty. Subject to Section 2.3 hereof, the Guarantor's obligations under this Guaranty shall terminate on the date upon which all Guaranteed Obligations have been paid or performed in full.

     Section 5.10. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES DO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT AND ATTORN TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA IN CONNECTION WITH ANY DISPUTES OR OTHER MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY.

     Section 5.11. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY

WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTICIPANTS ENTERING INTO THE PARTICIPATION AGREEMENT.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                        THE ROBERT MONDAVI CORPORATION



                                        By:__________________________________
                                           Name:
                                           Its:

================================================================================




                                 LOAN AGREEMENT




                           dated as of July 14, 2000




                                     among




                         LODI 2000 DISTRIBUTION TRUST,
                                as Lessor Trust,




                         VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN,
                                  as Lenders,




                                      and




                         HARRIS TRUST AND SAVINGS BANK,
                    as Administrative Agent for the Lenders





================================================================================



                                       -3-
                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE
ARTICLE I                  DEFINITIONS; INTERPRETATION............................................................1


ARTICLE II                 AMOUNT AND TERMS OF LENDERS' COMMITMENTS...............................................2

       Section 2.1.        Loan Commitments.......................................................................2
       Section 2.2.        Notes..................................................................................2
       Section 2.3.        Prepayments............................................................................2
       Section 2.4.        Interest Rates and Payment Dates.......................................................2
       Section 2.5.        Repayment of Loans.....................................................................3
       Section 2.6.        Computation of Interest................................................................3
       Section 2.7.        Extension of Maturity Date.............................................................4
       Section 2.8.        Procedures for Advances................................................................4

ARTICLE III                CONDITIONS PRECEDENT...................................................................5

       Section 3.1.        Conditions to Effectiveness............................................................5
       Section 3.2.        Conditions to each Loan................................................................5

ARTICLE IV                 PAYMENTS AND DISTRIBUTIONS.............................................................5

       Section 4.1.        Payments and Distributions.............................................................5

ARTICLE V                  LOAN AGREEMENT EVENTS OF DEFAULT.......................................................5

       Section 5.1.        Loan Agreement Events of Default.......................................................5
       Section 5.2.        Remedies...............................................................................7
       Section 5.3.        Certain Borrower Defaults..............................................................8

ARTICLE VI                 CERTAIN REMEDIAL MATTERS; RELEASE......................................................8

       Section 6.1.        Certain Remedial Matters...............................................................8
       Section 6.2.        Release of Property, etc...............................................................8

ARTICLE VII                SUBORDINATION WITH RESPECT TO CERTAIN AMOUNTS DURING MARKETING PERIOD..................9


ARTICLE VIII               THE ADMINISTRATIVE AGENT...............................................................9

       Section 8.1.        Appointment............................................................................9
       Section 8.2.        Delegation of Duties..................................................................10
       Section 8.3.        Exculpatory Provisions................................................................10
       Section 8.4.        Reliance on Communications............................................................11
       Section 8.5.        Notice of Default.....................................................................11
       Section 8.6.        Non-Reliance on Administrative Agent and Other Lenders................................11

       Section 8.7.        Indemnification.......................................................................12
       Section 8.8.        Administrative Agent in its Individual Capacity.......................................12
       Section 8.9.        Successor Administrative Agent........................................................13

ARTICLE IX                 MISCELLANEOUS.........................................................................13

       Section 9.1.        Amendments and Waivers................................................................13
       Section 9.2.        Notices...............................................................................13
       Section 9.3.        No Waiver; Cumulative Remedies........................................................13
       Section 9.4.        Survival of Representations and Warranties............................................14
       Section 9.5.        Successors and Assigns; Assignment by Lessor Trust....................................14
       Section 9.6.        Counterparts..........................................................................14
       Section 9.7.        Severability..........................................................................14
       Section 9.8.        Intention.............................................................................14
       Section 9.9.        GOVERNING LAW.........................................................................14
       Section 9.10.       Limitation of Liability...............................................................14

Signature........................................................................................................16



Attachment to Loan Agreement:

EXHIBIT A - Form of Note

                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT dated as of July 14, 2000 (this "Loan Agreement"), among LODI 2000 DISTRIBUTION Trust, a grantor trust (the "Lessor Trust"), the various financial institutions as are or may from time to time become parties hereto as lenders hereunder (each a "Lender" and collectively the "Lenders") and HARRIS TRUST AND SAVINGS BANK as Administrative Agent (the "Administrative Agent") for the Lenders.


                                   WITNESSETH:

     WHEREAS, pursuant to the Participation Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among the Lessee and
Construction Agent, the Guarantor, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder, the Certificate Holders, the Lenders, the Administrative Agent and the Arranger, (a) the Lenders have agreed, subject to the terms thereof, to make Loans available to the Lessor Trust from time to time during the Commitment Period, (b) the Certificate Holders have agreed, subject to the terms thereof, to make Certificate Holder Amounts available to the Lessor Trust from time to time during the Commitment Period, and (c) the Lessor Trust has agreed, subject to the terms thereof (on behalf of, and from funds provided by, the Certificate Holders and the Lenders), to make advances to the Construction Agent from time to time during the Commitment Period;

     WHEREAS, the Lessor Trust desires to obtain Commitments from the Lenders pursuant to which Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $16,490,000, will be made to the Lessor Trust from time to time during the Commitment Period;

     WHEREAS, each Lender is willing, on the terms and subject to the conditions hereinafter set forth (including Article III), to make Loans to the Lessor Trust in an aggregate amount not to exceed its Commitment Percentage of the Aggregate Commitment Amount; and

     WHEREAS, the Lessor Trust will use the proceeds of such Loans (together with funds provided by the Certificate Holders) to acquire land and fund advances to the Construction Agent pursuant to the Participation Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

     Capitalized terms used but not otherwise defined in this Loan Agreement have the respective meanings specified in Appendix A to the Participation Agreement (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules of interpretation set forth in Appendix A shall apply to this Loan Agreement.

                                   ARTICLE II

                    AMOUNT AND TERMS OF LENDERS' COMMITMENTS

     Section 2.1. Loan Commitments. Subject to the terms and conditions hereof and of the Participation Agreement, each Lender severally agrees to make loans (the "Loans") to the Lessor Trust from time to time during the Commitment Period for the purpose of enabling the Lessor Trust to acquire or obtain fee or leasehold interests in the Property and to pay Land Acquisition Costs and Property Improvement Costs, in an aggregate principal amount not to exceed the amount of such Lender's Commitment. Any amounts prepaid may not be readvanced.

     Section 2.2. Notes. The Loans made by each Lender shall be evidenced by a promissory note of the Lessor Trust on behalf of the Agent Certificate Holder and the Certificate Holders, substantially in the form of Exhibit A to this Loan Agreement (each, a "Note"), with appropriate insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the initial Commitment of such Lender. Each Lender is hereby authorized to record the date and amount of each Loan made by such Lender, each continuation thereof, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such recordation or any error in such recordation shall not affect the Lessor Trust's, the Agent Certificate Holder's or any other Certificate Holder's obligations hereunder or under such Note. Each Note shall (i) be dated the Documentation Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of principal (if applicable) and interest in accordance with this Loan Agreement.

     Section 2.3. Prepayments. Prepayments made by the Lessor Trust hereunder shall be made in accordance with, and shall be subject to, the terms and conditions of Section 4.3 of the Participation Agreement.

     Section 2.4. Interest Rates and Payment Dates. (a) Each Loan shall bear interest from the date each respective Advance is made at a rate (the "Interest Rate") equal to (i) with respect to Loans that are Eurodollar Loans/Certificate Holder Amounts, a rate per annum equal to the Adjusted Eurodollar Rate for such Interest Period plus the Loan Margin or (ii) with respect to Loans that are Base Rate Loans/Certificate Holder Amounts, a rate per annum equal to the Base Rate. The Administrative Agent shall, as soon as practicable, but in no event later than 12:00 p.m. (noon) (Chicago time), two (2) Business Days before the effectiveness of each Base Rate or Adjusted Eurodollar Rate, cause to be determined such Base Rate or Adjusted Eurodollar Rate, the resulting Interest Rate and Lender Basic Rent, and notify each Lender thereof.

     (b) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon, or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate. Interest accruing pursuant to this clause (b) shall be payable from time to time on demand. Upon the occurrence and during the continuance of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Operative Documents shall bear interest, payable on demand, at the Overdue Rate.

     (c) During the Interim Lease Term for any Property, interest on outstanding Loans made with respect to such Property shall be paid from Advances deemed requested by the Lessee pursuant to Section 3.4 of the Participation Agreement on each Scheduled Payment Date occurring prior to the earlier of the Completion Date and the Outside Completion Date for such Property, and the Property Improvement Costs of such Property shall be increased on the date of each such Advance by an amount equal to such Advance; provided that if a Completion Certificate is delivered less than three (3) Business Days prior to a Scheduled Payment Date, solely for purposes of this clause (c) such Completion Certificate shall not be effective until the day after such Scheduled Payment Date.

     (d) During the Basic Lease Term for any Property, interest on outstanding Loans made with respect to such Property shall be due and payable in cash on each Scheduled Payment Date and not funded pursuant to the deemed Advances as referred to in clause (c) above.

     (e) Each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     Section 2.5. Repayment of Loans. (a) During the Basic Lease Term and any Renewal Term, the Certificate Holders acting through the Agent Certificate
Holder shall cause the Lessor Trust to repay the Loans with respect to each respective Property on any date on which the Property Balance for such Property is due from the Lessee under the Lease.

     (b) If not repaid sooner, all Loans shall be due and payable on the Maturity Date.

     Section 2.6. Computation of Interest. (a) If interest on the Loans shall be based on the Adjusted Eurodollar Rate, then it shall be calculated on the basis of a 360-day year and, if based on the Base Rate, then on a 360-day year basis if the Base Rate is calculated at the Federal Funds Rate, and a 365- or, if applicable, 366-, day year basis if the Base Rate is calculated at the Prime Rate, in each case for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Agent Certificate Holder, the Lessee and the Lenders of each determination of a London Interbank Offered Rate. Any change in the Interest Rate on a Loan resulting from a change in the Base Rate or the Eurodollar Reserve Percentage shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Agent Certificate Holder, the Lessee and the Lenders of the effective date and the amount of each such change in Interest Rate.

     (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Loan Agreement shall be binding on the Agent Certificate Holder, the Lessor Trust, each Certificate Holder, each Lender, the Lessee and the Guarantor in the absence of manifest error.

     Section 2.7. Extension of Maturity Date. The Maturity Date may be extended in accordance with the Section 11.1 of the Participation Agreement.

     Section 2.8. Procedures for Advances. (a) With respect to the funding of the Loans for any Advance, the Administrative Agent shall give each Lender prompt written notice of (i) receipt of the Funding Request delivered by the Lessee in connection with the proposed Advance and the contents thereof, and
(ii) each Lender's share of the Loans comprising such Advance. Subject to timely delivery of a Funding Request and the other terms and conditions of the Operative Documents, each Lender shall make its Commitment Percentage of the requested Advance available to the Administrative Agent by 12:00 p.m. (noon) (Chicago time), on the requested Acquisition Date or requested Funding Date, as applicable.

     (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to such Advance that a Lender will not make the amount that would constitute its Commitment Percentage of such Advance available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Agent Certificate Holder a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Funding Date or the Acquisition Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this clause shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within two Business Days of such borrowing date, the Administrative Agent shall notify the Lessee of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum equal to the one-half of one percent plus the Federal Funds Rate, on demand, from the Lessee.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

     Section 3.1. Conditions to Effectiveness. This Loan Agreement shall be effective on the Documentation Date upon satisfaction of the conditions precedent set forth in Section 2.1 of the Participation Agreement.

     Section 3.2. Conditions to each Loan. The obligation of each Lender to make any Loan requested to be made by it on any date with respect thereto is subject to the satisfaction of the applicable conditions precedent thereto set forth in
Article VI of the Participation Agreement.


                                   ARTICLE IV

                           PAYMENTS AND DISTRIBUTIONS

     Section 4.1. Payments and Distributions. All payments to be made by the Lessor Trust, hereunder, and all payments due and payable to the Lenders pursuant to any other Operative Document, shall be paid to the Account and distributed by the Administrative Agent to the Participants in accordance with
Article VII of the Participation Agreement.


                                    ARTICLE V

                        LOAN AGREEMENT EVENTS OF DEFAULT

     Section 5.1. Loan Agreement Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Loan Agreement Event of Default":

               (a) The Lessor Trust, the Owner Trustee, Agent Certificate Holder or any Certificate Holder shall (i) default in the payment when due (including, without limitation, pursuant to Section 2.5(b)) of any principal of the Loans or (ii) default, and such default shall continue for five (5) Business Days, in the payment when due of any interest on the Loans or (iii) default, and such default shall continue for twenty (20) or more days after the Owner Trustee's, the Agent Certificate Holder's or such Certificate Holder's receipt, as the case may be, of notice of such default, in the payment of any other amounts owing hereunder or under any other Loan Document to which it is a party; or

               (b) The Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder shall default in the due performance or observance by it of any term, covenant or agreement contained in this Loan Agreement or the Notes or the Participation Agreement (other than those referred to in clause (a) above), and such default shall have continued unremedied for a period of at least thirty (30) days; or

               (c) Any representation, warranty or statement made or deemed made by the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder herein or in any other Loan Document or the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

               (d) Any Lease Event of Default or Construction Agency Agreement Event of Default shall have occurred and be continuing or any Construction Agency Agreement Event of Default shall have occurred and be continuing; or

               (e) The Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder and the petition is not dismissed within ninety
          (90) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder and is not removed within ninety (90) days; or the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or such Certificate Holder; or there is commenced against the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder any such proceeding which remains undismissed for a period of ninety (90) days; or the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder is adjudicated insolvent or bankrupt which adjudication is not withdrawn or reversed within ninety (90) days; or any order for relief or other order approving any such case or proceeding is entered which order is not withdrawn or reversed within ninety (90) days; or the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety
          (90)  days;  or  the  Lessor  Trust,  the  Owner  Trustee,  the  Agent
          Certificate Holder or any Certificate Holder makes a general assignment for the benefit of creditors; or any corporate action is taken by the Lessor Trust, the Owner Trustee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or any Certificate Holder for the purpose of effecting any of the foregoing and in the case of any of the foregoing, there is a delay or disruption whether prior to or following the expiration of any of the foregoing time periods of any amounts payable to the Lenders and the Administrative Agent under this Loan Agreement or any of the other Operative Documents.

               Section 5.2. Remedies. (a) Upon the occurrence of any Loan Agreement Event of Default, (i) if such event is a Loan Agreement Event of Default specified in clause (e) of Section 5.1 above or arises out of a Lease Event of Default specified in Section 16.1(i) of the Master Lease or a Construction Agency Agreement Event of Default specified in Section 5.1 of the Construction Agency Agreement, the Commitments of all Lenders shall automatically and immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and (ii) if such event is any other Loan Agreement Event of Default, any or all of the following actions may be taken: (x) the Required Lenders may, by notice to the Owner Trustee and the Agent Certificate Holder, declare the Loan Commitments to be terminated forthwith, whereupon the Loan Commitments shall immediately terminate and (y) with the consent of Required Lenders, the Administrative Agent may, or upon the request of Required Lenders, the Administrative Agent shall, by notice to the Owner Trustee and the Agent Certificate Holder, declare all Loans hereunder (with accrued interest thereon) and all other amounts owing with respect to the Loans under this Loan Agreement and the Notes to be due and payable forthwith, whereupon all Loans shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (i) or (ii) above, an "Acceleration"). Except as expressly provided above in this Article V, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

     (b) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Administrative Agent shall, upon the written instructions of Required Lenders, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the Lease (if a Lease Event of Default has occurred and is continuing) and the other Operative Documents and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

     (c) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Administrative Agent shall, upon the written instructions of Required Lenders, proceed to protect and enforce this Loan Agreement, the Notes, the Lease (if a Lease Event of Default has occurred and is continuing) and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law.

     (d) Subject to Section 9.10, the Lessor Trust shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Administrative Agent or any Lender by reason of the occurrence of any Loan Agreement Event of Default or the exercise of remedies with respect thereto.

     (e) The Lessor Trust agrees that the Administrative Agent may give notice of any Lease Default on behalf of the Lessor Trust to the Lessee. When a Lease Event of Default has occurred and is continuing, the Administrative Agent, at the direction of Required Lenders, may exercise any or all of the remedies of the Lessor Trust under Article XVI of the Master Lease, and the Lessor Trust shall exercise such remedies at the direction of the Administrative Agent. The Lessor Trust shall demand the purchase of Property by the Lessee pursuant to
Section 16.2(f) of the Master Lease at the direction of Required Lenders.

     Section 5.3. Certain Borrower Defaults. Notwithstanding anything to the contrary contained in Sections 5.1 or 5.2, neither the Administrative Agent nor the Lenders shall be entitled to enforce their remedies under the Guaranty or the Master Lease with respect to a Loan Agreement Event of Default arising under any of Sections 5.1(a), (b), (c) or (e) hereof (each, a "Borrower Default") so long as (a) no Loan Agreement Event of Default arising under Section 5.1(d) has occurred and is continuing and (b) the Lessee is continuing to pay to the Agent Certificate Holder, the Administrative Agent or any other Person to whom such payment is due Rent and all other amounts when due under, and in accordance with, the terms of the Lease and the other Operative Documents.


                                   ARTICLE VI

                        CERTAIN REMEDIAL MATTERS; RELEASE

     Section 6.1. Certain Remedial Matters. Notwithstanding any other provision of this Loan Agreement or any other Loan Document, the Lessor Trust and the Agent Certificate Holder shall at all times retain the right, but not to the exclusion of the Administrative Agent, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Lessor Trust", the "Owner Trustee", the "Agent Certificate Holder" or any "Certificate Holder" pursuant to the Lease, the Participation Agreement or any other Operative Document, (B) to provide such insurance as the Lessee shall have failed to maintain and (C) subject to the other applicable provisions of this Loan Agreement, to perform for the Lessee under Article XVII of the Master Lease.

     Section 6.2. Release of Property, etc. (a) If the Lessee shall at any time purchase any Property pursuant to Article XV of the Master Lease, or if the Purchase Option is exercised with respect to any Property under Article XVIII of the Master Lease, or if any Property shall be sold in accordance with, and the Lessee otherwise satisfies each of the obligations and conditions set forth in,
Article XX of the Master Lease, then, upon application of such amounts to prepay the Loans pursuant to Article II and the Administrative Agent's and the Lenders' receipt of all accrued interest and any other payments due and owing from the Lessee and/or the Lessor Trust to the Administrative Agent and the Lenders on such date, including without limitation pursuant to Article XIII of the Participation Agreement, such Property shall be released from the Lien in favor of the Lenders created by the Assignment of Lease and Rent to the extent relating to such Property without delivery of any instrument or performance of any act by any party.

     (b) Upon the termination of the Lenders' Commitments and the payment in full of the Loans and all other amounts owing by the Lessor Trust, the Agent Certificate Holder or the Certificate Holders hereunder or under any other Loan Document, the Property shall be released from the Lien in favor of the Lenders created by the Assignment of Lease and Rent without delivery of any instrument or performance of any act by any party.

     (c) Upon request of the Agent Certificate Holder or the Lessee following a release of any Property described in clause (a) or (b) above, the Administrative Agent shall at the Lessee's expense execute and deliver to the Agent Certificate Holder or the Lessee such documents as the Agent Certificate Holder or the Lessee shall reasonably request to evidence such release, including, if requested, a release of the Assignment of Lease and Rent.


                                   ARTICLE VII

                  SUBORDINATION WITH RESPECT TO CERTAIN AMOUNTS
                             DURING MARKETING PERIOD

     The Administrative Agent and each Lender covenant and agree for the benefit of the Lessor Trust, each Certificate Holder and the Agent Certificate Holder that, to the extent and in the manner set forth in Article VII of the Participation Agreement and notwithstanding any other provision of this Loan Agreement or any other Operative Document, upon the election of the Remarketing Option by the Lessee pursuant to Article XX of the Master Lease, the rights of the Lenders with respect to the Maximum Recourse Amount received by the Administrative Agent in connection with (a) the sale of all or any part of the relevant Property or (b) any subleases affecting such Property or any rents, issues or profits accruing thereunder, shall in each case be subordinate and subject in right of payment to the prior payment in full of the Participant Balance of each Certificate Holder; provided that the amount of the Loan Balance in excess of the Maximum Recourse Amount shall remain prior in right of payment to the Participant Balance of each Certificate Holder.


                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

     Section 8.1. Appointment. Each Lender hereby designates and appoints Harris Trust and Savings Bank as administrative agent (in such capacity as administrative agent hereunder, the "Administrative Agent" and for purposes of this Section 8, the term "Administrative Agent" shall include Harris Trust and Savings Bank in its capacity as collateral agent with respect to the Operative Documents) of such Lender to act as specified herein and the other Operative Documents, and each such Lender hereby authorizes the Administrative Agent as the agent for such Lender, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Operative Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any of the other Operative Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and no other Person shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Loan Agreement and the other Operative Documents, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Lessor Trust, the Owner Trustee, the Lessee, the Agent Certificate Holder, the Certificate Holders or any other Person.

     Section 8.2. Delegation of Duties. The Administrative Agent may execute any of its duties hereunder or under the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 8.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Operative Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties contained herein or in any of the other Operative Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection herewith or in connection with the other Operative Documents, or enforceability or sufficiency of any of the other Operative Documents, or for any failure of any party (not including the Administrative Agent) to any Operative Document to perform its obligations hereunder or thereunder. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Loan Agreement, or any of the other Operative Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Lessee, the Lessor Trust, the Owner Trustee or the Certificate Holders in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Lessee, the Lessor Trust, the Owner Trustee or the Certificate Holders to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Lessee, the Lessor Trust or the Certificate Holders.

     Section 8.4. Reliance on Communications. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessee), independent accountants and other experts selected by the Administrative Agent with reasonable care. The Administrative Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section
12.1 of the Participation Agreement. The Administrative Agent, acting in its capacity as Administrative Agent, shall be fully justified in failing or refusing to take any action under this Loan Agreement or under any of the other Operative Documents unless it shall first receive such advice or concurrence of Lenders holding a majority in principal amount of the outstanding Loans as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Operative Documents in accordance with a request of Lenders holding a majority in principal amount of the outstanding Loans and such request, and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

     Section 8.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Lessee referring to the Operative Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The
Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Required Lenders.

     Section 8.6. Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent or any affiliate thereof hereafter taken, including any review of the affairs of the Lessee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or the Certificate Holders shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Lessee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder and the Certificate Holders and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Lessee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder and the Certificate Holders. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Lessee, the Lessor Trust, the Owner Trustee, the Agent Certificate Holder or the Certificate Holders which may come into the possession of the
Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     Section 8.7. Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Lessee, the Lessor Trust, the Agent Certificate Holder or the Certificate Holders and without limiting the obligation of such Persons to do so), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Loan Agreement or the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment in full of the Obligations and all other amounts payable hereunder and under the other Operative Documents.

     Section 8.8. Administrative Agent in its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Lessee, the Owner Trustee, the Agent Certificate Holder and any of the Certificate Holders as though the Administrative Agent were not Administrative Agent hereunder. With respect to the Loans made and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Loan Agreement as any Lender and may exercise the same as though it were not Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

     Section 8.9. Successor Administrative Agent. The Administrative Agent may, at any time, resign upon 20 days' written notice to the Lenders and the Lessee, and be removed with cause by Required Lenders upon 30 days' written notice to the Administrative Agent. Upon any such resignation or removal, the Required

Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by such Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under this Loan Agreement and the other Operative Documents. Notwithstanding the foregoing, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Loan Agreement.


                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1. Amendments and Waivers. Neither this Loan Agreement, any other Operative Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section 15.5 of the Participation Agreement.

     Section 9.2. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 15.3 of the Participation Agreement.

     Section 9.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     Section 9.4. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and the making of the Loans hereunder.

     Section 9.5. Successors and Assigns; Assignment by Lessor Trust. This Loan Agreement shall be binding upon and inure to the benefit of the Agent

Certificate Holder, each Certificate Holder, each Lender, the Administrative Agent, each future holder of a Note and their respective successors and permitted assigns; provided that the Lessor Trust may not assign its rights or obligations hereunder without the prior written consent of all of the Lenders. All assignments and participations shall be subject to Article XII of the Participation Agreement.

     Section 9.6. Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties shall be lodged with the Owner Trustee, the Agent Certificate Holder and the Administrative Agent.

     Section 9.7. Severability. Any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.8. Intention. This Loan Agreement and the other Operative Documents represent the agreement of the Lessor Trust, the Agent Certificate Holder, the Administrative Agent, the Certificate Holders and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

     Section 9.9. GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

     Section 9.10. Limitation of Liability. The parties hereto agree that except as specifically set forth in the Lease or in any other Operative Document, none of the Owner Trustee, the Agent Certificate Holder nor any Certificate Holder shall have any personal liability whatsoever for any liability or obligation hereunder or under any other Operative Document (including, without limitation, obligations with respect to the Loans and the Notes), or for monetary damages for the breach of performance of any of the covenants contained herein or in any other Operative Document or for any other claim arising in any way from the transactions contemplated hereby or thereby. The Administrative Agent and the Lenders agree, that, in the event any of them pursues any remedies available to them hereunder or under any other Operative Document, neither the Administrative Agent nor the Lenders shall have any recourse against the Owner Trustee, the Agent Certificate Holder or any Certificate Holder for any deficiency, loss or claim for monetary damages, and recourse shall be solely had against the Lessor Trust's, the Agent Certificate Holder's and/or such Certificate Holder's interest in the Property (but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Property pursuant to the Lease and the Assignment of Lease and Rent in respect of any and all liabilities, obligations and undertakings contained herein or in any other Operative Document); provided, however, that the Owner Trustee, the Agent Certificate Holder and each Certificate Holder shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Taxes based on or measured by any fees, commission or compensation received by it for acting as the Owner Trustee, the Agent Certificate Holder or as a Certificate Holder as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) none of the Owner Trustee, the Agent Certificate Holder nor any Certificate Holder shall have any personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Owner Trustee, the Agent Certificate Holder and each Certificate Holder to the Administrative Agent and each Lender are solely nonrecourse obligations except to the extent that such party has received payment from others; and (iii) all such personal liability of the Owner Trustee, the Agent Certificate Holder and each Certificate Holder is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Owner Trustee, the Agent Certificate Holder and each Certificate Holder.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        LODI 2000 DISTRIBUTION TRUST


                                        By: FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee



                                        By
                                          Name__________________________________
                                          Its___________________________________



                                        HARRIS TRUST AND SAVINGS BANK, as a
                                         Lender and Administrative Agent



                                        By
                                          Title_________________________________
                                          Name__________________________________



                                        BANK OF AMERICA, N.A., as a Lender



                                        By
                                          Title_________________________________
                                          Name__________________________________

                                    EXHIBIT A
                               (to Loan Agreement)
                                      NOTE


                                                                 July __, 2000
$-----------



     FOR VALUE RECEIVED, the undersigned Lessor Trust promises to pay to the order of ____________________________ (the "Lender") on the Maturity Date the principal sum of _________________ AND No/100 DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender pursuant to that certain Loan Agreement, dated as of July 14, 2000 (together with all amendments, supplements, amendments and restatements and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Lessor Trust, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and Harris Trust and Savings Bank, as Administrative Agent (the "Administrative Agent").

     The Lessor Trust also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the Account specified in Schedule II to the Participation Agreement (or to such other account as the Administrative Agent may from time to time designate in a written notice to the Agent Certificate Holder).

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Lessor Trust is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable and is subject, without limitation, to the restrictions on recourse set forth in Section 9.10 of the Loan Agreement.

     The Lender is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Loan Agreement.

     Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time).

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

                                        LODI 2000 DISTRIBUTION TRUST

                                        By: FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee


                                        By
                                        Name:
                                        Title:



                                SCHEDULE TO NOTE


==============================================================================================================================
                    AMOUNT OF          INTEREST PERIOD          AMOUNT OF                 UNPAID                    NOTATION
   DATE             LOAN MADE           IF APPLICABLE       PRINCIPAL REPAID         PRINCIPAL BALANCE      TOTAL    MADE BY
-------------------------------------------------------------------------------------------------------------------------------

                           Eurodollar                                Eurodollar                 Eurodollar
             Base Rate        Rate                       Base Rate      Rate        Base Rate     Rate
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================